File  333-168577
                                                                    Rule 497(b)

                 Dow(R) Target 5 4Q '10 - Term 12/30/11
                 Global Target 15 4Q '10 - Term 12/30/11
               MSCI EAFE Target 20 4Q '10 - Term 12/30/11
               Nasdaq(R) Target 15 4Q '10 - Term 12/30/11
             NYSE(R) Intl. Target 25 4Q '10 - Term 12/30/11
                  S&P Target 24 4Q '10 - Term 12/30/11
                S&P Target SMid 60 4Q '10 - Term 12/30/11
                   Target 50/50 4Q '10 - Term 12/30/11
                Target Divsd. Dvd. 4Q '10 - Term 12/30/11
             Target Dvd. Multi-Strat. 4Q '10 - Term 12/30/11
                 Target Dbl. Play 4Q '10 - Term 12/30/11
                  Target Focus 5 4Q '10 - Term 12/30/11
            Target Global Dvd. Leaders 4Q '10 - Term 12/30/11
                  Target Growth 4Q '10 - Term 12/30/11
                 Target Small-Cap 4Q '10 - Term 12/30/11
              Target VIP Cons. Eqty. 4Q '10 - Term 12/30/11
          Value Line(R) Divsd. Target 40 4Q '10 - Term 12/30/11
             Value Line(R) Target 25 4Q '10 - Term 12/30/11

                                 FT 2557

FT 2557 is a series of a unit investment trust, the FT Series. FT 2557 consists of 18 separate portfolios listed above (each, a "Trust," and collectively, the "Trusts"). Each Trust invests in a portfolio of common stocks ("Securities") selected by applying a specialized strategy. The objective of each Trust is to provide the potential for an above-average total return.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED OF THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


                             FIRST TRUST (R)

                             1-800-621-1675

            The date of this prospectus is September 30, 2010
                       As amended October 1, 2010

                            Table of Contents

Summary of Essential Information                                   3
Fee Table                                                          9
Report of Independent Registered Public Accounting Firm           14
Statements of Net Assets                                          15
Schedules of Investments                                          21
The FT Series                                                     54
Portfolios                                                        55
Risk Factors                                                      63
Hypothetical Performance Information                              68
Public Offering                                                   74
Distribution of Units                                             76
The Sponsor's Profits                                             78
The Secondary Market                                              78
How We Purchase Units                                             78
Expenses and Charges                                              78
Tax Status                                                        79
Retirement Plans                                                  82
Rights of Unit Holders                                            83
Income and Capital Distributions                                  83
Redeeming Your Units                                              84
Investing in a New Trust                                          85
Removing Securities from a Trust                                  86
Amending or Terminating the Indenture                             86
Information on the Sponsor, Trustee,
   FTPS Unit Servicing Agent and Evaluator                        87
Other Information                                                 88

                    Summary of Essential Information

                                 FT 2557

                    At the Opening of Business on the
               Initial Date of Deposit-September 30, 2010

                   Sponsor:   First Trust Portfolios L.P.
                   Trustee:   The Bank of New York Mellon
 FTPS Unit Servicing Agent:   FTP Services LLC
                 Evaluator:   First Trust Advisors L.P.

                                                                            The Dow(R)       Global           MSCI EAFE
                                                                            Target 5         Target 15        Target 20
                                                                            Portfolio, 4th   Portfolio, 4th   Portfolio, 4th
                                                                            Quarter 2010     Quarter 2010     Quarter 2010
                                                                            Series           Series           Series
                                                                            ______________   ______________   ______________
Initial Number of Units (1)                                                     17,023           16,926           17,563
Fractional Undivided Interest in the Trust per Unit (1)                       1/17,023         1/16,926         1/17,563
Public Offering Price:
Public Offering Price per Unit (2)                                          $   10.000       $   10.000       $   10.000
   Less Initial Sales Charge per Unit (3)                                        (.100)           (.100)           (.100)
                                                                            __________       __________       __________
Aggregate Offering Price Evaluation of Securities per Unit (4)                   9.900            9.900            9.900
   Less Deferred Sales Charge per Unit (3)                                       (.145)           (.145)           (.145)
                                                                            __________       __________       __________
Redemption Price per Unit (5)                                                    9.755            9.755            9.755
    Less Creation and Development Fee per Unit (3)(5)                            (.050)           (.050)           (.050)
    Less Organization Costs per Unit (5)                                         (.029)           (.029)           (.029)
                                                                            __________       __________       __________
Net Asset Value per Unit                                                    $    9.676       $    9.676       $    9.676
                                                                            ==========       ==========       ==========
Estimated Net Annual Distribution per Unit (6)                              $    .4164       $    .4508       $    .2744
Cash CUSIP Number                                                           30269N 102       30269N 151       30269N 201
Reinvestment CUSIP Number                                                   30269N 110       30269N 169       30269N 219
Fee Accounts Cash CUSIP Number                                              30269N 128       30269N 177       30269N 227
Fee Accounts Reinvestment CUSIP Number                                      30269N 136       30269N 185       30269N 235
FTPS CUSIP Number                                                           30269N 144       30269N 193       30269N 243
Security Code                                                                   065446           065336           065341
Ticker Symbol                                                                   FBCIDX           FHTERX           FOGKLX

First Settlement Date                                        October 5, 2010
Mandatory Termination Date (7)                               December 30, 2011
Rollover Notification Date (8)                               December 15, 2011
Special Redemption and Liquidation Period (8)                December 15, 2011 to December 30, 2011
Distribution Record Date                                     Tenth day of each month, commencing October 10, 2010.
Distribution Date (6)                                        Twenty-fifth day of each month, commencing October 25, 2010.

____________

See "Notes to Summary of Essential Information" on page 8.

                    Summary of Essential Information

                                 FT 2557

                    At the Opening of Business on the
               Initial Date of Deposit-September 30, 2010

                   Sponsor:   First Trust Portfolios L.P.
                   Trustee:   The Bank of New York Mellon
 FTPS Unit Servicing Agent:   FTP Services LLC
                 Evaluator:   First Trust Advisors L.P.

                                                                            NYSE (R)
                                                           Nasdaq (R)       International     S&P             S&P Target
                                                           Target 15        Target 25        Target 24        SMid 60
                                                           Portfolio, 4th   Portfolio, 4th   Portfolio, 4th   Portfolio, 4th
                                                           Quarter 2010     Quarter 2010     Quarter 2010     Quarter 2010
                                                           Series           Series           Series           Series
                                                           ______________   ______________   ______________   ______________
Initial Number of Units (1)                                    12,209           17,500           14,052           16,374
Fractional Undivided Interest in the Trust per Unit (1)      1/12,209         1/17,500         1/14,052         1/16,374
Public Offering Price:
Public Offering Price per Unit (2)                         $   10.000       $   10.000       $   10.000       $   10.000
   Less Initial Sales Charge per Unit (3)                       (.100)           (.100)           (.100)           (.100)
                                                           __________       __________       __________       __________
Aggregate Offering Price Evaluation of Securities per           9.900            9.900            9.900            9.900
Unit (4)
   Less Deferred Sales Charge per Unit (3)                      (.145)           (.145)           (.145)           (.145)
                                                           __________       __________       __________       __________
Redemption Price per Unit (5)                                   9.755            9.755            9.755            9.755
    Less Creation and Development Fee per Unit (3)(5)           (.050)           (.050)           (.050)           (.050)
    Less Organization Costs per Unit (5)                        (.029)           (.025)           (.029)           (.029)
                                                           __________       __________       __________       __________
Net Asset Value per Unit                                   $    9.676       $    9.680       $    9.676       $    9.676
                                                           ==========       ==========       ==========       ==========
Estimated Net Annual Distribution per Unit (6)             $    .0020       $    .1841       $    .1941       $    .0950
Cash CUSIP Number                                          30269N 250       30269N 300       30269N 359       30269N 409
Reinvestment CUSIP Number                                  30269N 268       30269N 318       30269N 367       30269N 417
Fee Accounts Cash CUSIP Number                             30269N 276       30269N 326       30269N 375       30269N 425
Fee Accounts Reinvestment CUSIP Number                     30269N 284       30269N 334       30269N 383       30269N 433
FTPS CUSIP Number                                          30269N 292       30269N 342       30269N 391       30269N 441
Security Code                                                  065453           065390           065458           065463
Ticker Symbol                                                  FTBFVX           FOLEDX           FCARTX           FPITYX

First Settlement Date                                        October 5, 2010
Mandatory Termination Date (7)                               December 30, 2011
Rollover Notification Date (8)                               December 15, 2011
Special Redemption and Liquidation Period (8)                December 15, 2011 to December 30, 2011
Distribution Record Date                                     Tenth day of each month, commencing October 10, 2010.
Distribution Date (6)                                        Twenty-fifth day of each month, commencing October 25, 2010.

____________

See "Notes to Summary of Essential Information" on page 8.

                    Summary of Essential Information

                                 FT 2557

                    At the Opening of Business on the
               Initial Date of Deposit-September 30, 2010

                   Sponsor:   First Trust Portfolios L.P.
                   Trustee:   The Bank of New York Mellon
 FTPS Unit Servicing Agent:   FTP Services LLC
                 Evaluator:   First Trust Advisors L.P.

                                                                             Target
                                                                             Diversified      Target Dividend  Target
                                                            Target 50/50     Dividend         Multi-Strategy   Double Play
                                                            Portfolio, 4th   Portfolio, 4th   Portfolio, 4th   Portfolio, 4th
                                                            Quarter 2010     Quarter 2010     Quarter 2010     Quarter 2010
                                                            Series           Series           Series           Series
                                                            ______________   ______________   ______________   ______________
Initial Number of Units (1)                                     34,997           16,800           21,234           17,743
Fractional Undivided Interest in the Trust per Unit (1)       1/34,997         1/16,800         1/21,234         1/17,743
Public Offering Price:
Public Offering Price per Unit (2)                          $   10.000       $   10.000       $   10.000       $   10.000
   Less Initial Sales Charge per Unit (3)                        (.100)           (.100)           (.100)           (.100)
                                                            __________       __________       __________       __________
Aggregate Offering Price Evaluation of Securities per            9.900            9.900            9.900            9.900
Unit (4)
   Less Deferred Sales Charge per Unit (3)                       (.145)           (.145)           (.145)           (.145)
                                                            __________       __________       __________       __________
Redemption Price per Unit (5)                                    9.755            9.755            9.755            9.755
    Less Creation and Development Fee per Unit (3)(5)            (.050)           (.050)           (.050)           (.050)
    Less Organization Costs per Unit (5)                         (.029)           (.029)           (.029)           (.025)
                                                            __________       __________       __________       __________
Net Asset Value per Unit                                    $    9.676       $    9.676       $    9.676       $    9.680
                                                            ==========       ==========       ==========       ==========
Estimated Net Annual Distribution per Unit (6)              $    .2572       $    .3792       $    .4179       $    .1863
Cash CUSIP Number                                           30269N 458       30269N 508       30269N 557       30269N 607
Reinvestment CUSIP Number                                   30269N 466       30269N 516       30269N 565       30269N 615
Fee Accounts Cash CUSIP Number                              30269N 474       30269N 524       30269N 573       30269N 623
Fee Accounts Reinvestment CUSIP Number                      30269N 482       30269N 532       30269N 581       30269N 631
FTPS CUSIP Number                                           30269N 490       30269N 540       30269N 599       30269N 649
Security Code                                                   065346           065351           065356           065469
Ticker Symbol                                                   FTENOX           FDOLRX           FCPSBX           FTRNAX

First Settlement Date                                         October 5, 2010
Mandatory Termination Date (7)                                December 30, 2011
Rollover Notification Date (8)                                December 15, 2011
Special Redemption and Liquidation Period (8)                 December 15, 2011 to December 30, 2011
Distribution Record Date                                      Tenth day of each month, commencing October 10, 2010.
Distribution Date (6)                                         Twenty-fifth day of each month, commencing October 25, 2010.

____________

See "Notes to Summary of Essential Information" on page 8.

                    Summary of Essential Information

                                 FT 2557

                    At the Opening of Business on the
               Initial Date of Deposit-September 30, 2010

                   Sponsor:   First Trust Portfolios L.P.
                   Trustee:   The Bank of New York Mellon
 FTPS Unit Servicing Agent:   FTP Services LLC
                 Evaluator:   First Trust Advisors L.P.

                                                            Target           Target Global      Target
                                                            Focus Five       Dividend Leaders   Growth           Target Small-Cap
                                                            Portfolio, 4th   Portfolio, 4th     Portfolio, 4th   Portfolio, 4th
                                                            Quarter 2010     Quarter 2010       Quarter 2010     Quarter 2010
                                                            Series           Series             Series           Series
                                                            ______________   ______________     ______________   _______________
Initial Number of Units (1)                                     28,022           17,130             14,875           17,634
Fractional Undivided Interest in the Trust per Unit (1)       1/28,022         1/17,130           1/14,875         1/17,634
Public Offering Price:
Public Offering Price per Unit (2)                          $   10.000       $   10.000         $   10.000       $   10.000
   Less Initial Sales Charge per Unit (3)                        (.100)           (.100)             (.100)           (.100)
                                                            __________       __________         __________       __________
Aggregate Offering Price Evaluation of Securities per            9.900            9.900              9.900            9.900
Unit (4)
   Less Deferred Sales Charge per Unit (3)                       (.145)           (.145)             (.145)           (.145)
                                                            __________       __________         __________       __________
Redemption Price per Unit (5)                                    9.755            9.755              9.755            9.755
    Less Creation and Development Fee per Unit (3)(5)            (.050)           (.050)             (.050)           (.050)
    Less Organization Costs per Unit (5)                         (.029)           (.029)             (.029)           (.029)
                                                            __________       __________         __________       __________
Net Asset Value per Unit                                    $    9.676       $    9.676         $    9.676       $    9.676
                                                            ==========       ==========         ==========       ==========
Estimated Net Annual Distribution per Unit (6)              $    .1537       $    .5460         $    .1040       $    .0248
Cash CUSIP Number                                           30269N 656       30269N 755         30269N 706       30269N 805
Reinvestment CUSIP Number                                   30269N 664       30269N 763         30269N 714       30269N 813
Fee Accounts Cash CUSIP Number                              30269N 672       30269N 771         30269N 722       30269N 821
Fee Accounts Reinvestment CUSIP Number                      30269N 680       30269N 789         30269N 730       30269N 839
FTPS CUSIP Number                                           30269N 698       30269N 797         30269N 748       30269N 847
Security Code                                                   065397           065407             065402           065478
Ticker Symbol                                                   FTCRSX           FTWNAX             FTQLWX           FTHNKX

First Settlement Date                                         October 5, 2010
Mandatory Termination Date (7)                                December 30, 2011
Rollover Notification Date (8)                                December 15, 2011
Special Redemption and Liquidation Period (8)                 December 15, 2011 to December 30, 2011
Distribution Record Date                                      Tenth day of each month, commencing October 10, 2010.
Distribution Date (6)                                         Twenty-fifth day of each month, commencing October 25, 2010.
____________

See "Notes to Summary of Essential Information" on page 8.

                    Summary of Essential Information

                                 FT 2557

                    At the Opening of Business on the
               Initial Date of Deposit-September 30, 2010

                   Sponsor:   First Trust Portfolios L.P.
                   Trustee:   The Bank of New York Mellon
 FTPS Unit Servicing Agent:   FTP Services LLC
                 Evaluator:   First Trust Advisors L.P.

                                                                            Target VIP       Value Line(R)
                                                                            Conservative     Diversified      Value Line(R)
                                                                            Equity           Target 40        Target 25
                                                                            Portfolio, 4th   Portfolio, 4th   Portfolio, 4th
                                                                            Quarter 2010     Quarter 2010     Quarter 2010
                                                                            Series           Series           Series
                                                                            ______________   ______________   ______________
Initial Number of Units (1)                                                     42,812           15,249           17,616
Fractional Undivided Interest in the Trust per Unit (1)                       1/42,812         1/15,249         1/17,616
Public Offering Price:
Public Offering Price per Unit (2)                                          $   10.000       $   10.000       $   10.000
   Less Initial Sales Charge per Unit (3)                                        (.100)           (.100)           (.100)
                                                                            __________       __________       __________
Aggregate Offering Price Evaluation of Securities per Unit (4)                   9.900            9.900            9.900
   Less Deferred Sales Charge per Unit (3)                                       (.145)           (.145)           (.145)
                                                                            __________       __________       __________
Redemption Price per Unit (5)                                                    9.755            9.755            9.755
    Less Creation and Development Fee per Unit (3)(5)                            (.050)           (.050)           (.050)
    Less Organization Costs per Unit (5)                                         (.029)           (.029)           (.025)
                                                                            __________       __________       __________
Net Asset Value per Unit                                                    $    9.676       $    9.676       $    9.680
                                                                            ==========       ==========       ==========
Estimated Net Annual Distribution per Unit (6)                              $    .1955       $    .0654             N.A.
Cash CUSIP Number                                                           30269M 500       30269M 559       30269M 609
Reinvestment CUSIP Number                                                   30269M 518       30269M 567       30269M 617
Fee Accounts Cash CUSIP Number                                              30269M 526       30269M 575       30269M 625
Fee Accounts Reinvestment CUSIP Number                                      30269M 534       30269M 583       30269M 633
FTPS CUSIP Number                                                           30269M 542       30269M 591       30269M 641
Security Code                                                                   065326           065331           065385
Ticker Symbol                                                                   FTHNPX           FGTMRX           FAVUKX

First Settlement Date                                         October 5, 2010
Mandatory Termination Date (7)                                December 30, 2011
Rollover Notification Date (8)                                December 15, 2011
Special Redemption and Liquidation Period (8)                 December 15, 2011 to December 30, 2011
Distribution Record Date                                      Tenth day of each month, commencing October 10, 2010.
Distribution Date (6)                                         Twenty-fifth day of each month, commencing October 25, 2010.

____________

See "Notes to Summary of Essential Information" on page 8.

Page 7


                NOTES TO SUMMARY OF ESSENTIAL INFORMATION

(1) As of the close of business on October 1, 2010, we may adjust the number of Units of a Trust so that the Public Offering Price per Unit will equal approximately $10.00. If we make such an adjustment, the fractional undivided interest per Unit will vary from the amounts indicated above.

(2) The Public Offering Price shown above reflects the value of the Securities on the business day prior to the Initial Date of Deposit. No investor will purchase Units at this price. The price you pay for your Units will be based on their valuation at the Evaluation Time on the date you purchase your Units. On the Initial Date of Deposit, the Public Offering Price per Unit will not include any accumulated dividends on the Securities. After this date, a pro rata share of any accumulated dividends on the Securities will be included.

(3) You will pay a maximum sales charge of 2.95% of the Public Offering Price per Unit (equivalent to 2.98% of the net amount invested) which consists of an initial sales charge, a deferred sales charge and a creation and development fee. The sales charges are described in the "Fee Table."

(4) Each listed Security is valued at its last closing sale price on the relevant stock exchange at the Evaluation Time on the business day prior to the Initial Date of Deposit. If a Security is not listed, or if no closing sale price exists, it is generally valued at its closing ask price on such date. See "Public Offering-The Value of the Securities." The value of foreign Securities trading in non-U.S. currencies is determined by converting the value of such Securities to their U.S. dollar equivalent based on the currency exchange rate for the currency in which a Security is generally denominated at the Evaluation Time on the business day prior to the Initial Date of Deposit. Evaluations for purposes of determining the purchase, sale or redemption price of Units are made as of the close of trading on the New York Stock Exchange ("NYSE") (generally 4:00 p.m. Eastern time) on each day on which it is open (the "Evaluation Time").

(5) The creation and development fee and estimated organization costs per Unit will be deducted from the assets of a Trust at the end of the initial offering period. If Units are redeemed prior to the close of the initial offering period, these fees will not be deducted from the redemption proceeds. See "Redeeming Your Units."

(6) We base our estimate of the dividends a Trust will receive from the Securities by annualizing the most recent dividends declared by the issuers of the Securities (such figure adjusted to reflect any change in dividend policy announced subsequent to the most recently declared dividend). There is no guarantee that the issuers of the Securities will declare dividends in the future or that if declared they will either remain at current levels or increase over time. Due to this, and various other factors, actual dividends received from the Securities may be less than their most recent annualized dividends. In this case, the actual net annual distribution you receive will be less than the estimated amount set forth above. The actual net annual distribution per Unit you receive will also vary from that set forth above with changes in a Trust's fees and expenses, currency exchange rates, foreign withholding and with the sale of Securities. See "Fee Table" and "Expenses and Charges." The Trustee will distribute money from the Income and Capital Accounts, as determined at the monthly Record Date, monthly on the twenty-fifth day of each month to Unit holders of record on the tenth day of such month provided the aggregate amount, exclusive of sale proceeds, in the Income and Capital Accounts available for distribution equals at least 0.1% of the net asset value of a Trust. Undistributed money in the Income and Capital Accounts will be distributed in the next month in which the aggregate amount available for distribution, exclusive of sale proceeds, equals or exceeds 0.1% of the net asset value of a Trust. Distributions of sale proceeds from the Capital Account will be made monthly on the twenty-fifth day of the month to Unit holders of record on the tenth day of such month if the amount available for distribution equals at least $1.00 per 100 Units. See "Income and Capital Distributions." At the rollover date for Rollover Unit holders or upon termination of a Trust for remaining Unit holders, amounts in the Income Account (which consist of dividends on the Securities) will be included in amounts distributed to Unit holders.

(7) See "Amending or Terminating the Indenture."

(8) See "Investing in a New Trust."

                                Fee Table

This Fee Table describes the fees and expenses that you may, directly or indirectly, pay if you buy and hold Units of a Trust. See "Public
Offering" and "Expenses and Charges." Although the Trusts have a term of approximately 15 months and are unit investment trusts rather than mutual funds, this information allows you to compare fees.

                                                               The Dow(R)                          Global
                                                           Target 5 Portfolio                Target 15 Portfolio
                                                         4th Quarter 2010 Series           4th Quarter 2010 Series
                                                         -----------------------           -----------------------
                                                                     Amount                            Amount
                                                                     per Unit                          per Unit
                                                                     --------                          --------
UNIT HOLDER SALES FEES
(AS A PERCENTAGE OF PUBLIC OFFERING PRICE)

MAXIMUM SALES CHARGE
Initial sales charge                                    1.00%(a)     $.100                1.00%(a)     $.100
Deferred sales charge                                   1.45%(b)     $.145                1.45%(b)     $.145
Creation and development fee                            0.50%(c)     $.050                0.50%(c)     $.050
                                                        -----        -----                -----        ------
Maximum sales charge
(including creation and development fee)                2.95%        $.295                2.95%        $.295
                                                        =====        =====                =====        =====

ORGANIZATION COSTS
(AS A PERCENTAGE OF PUBLIC OFFERING PRICE)
Estimated organization costs                            .290%(d)     $.0290               .290%(d)     $.0290
                                                        =====        ======               =====        ======

ESTIMATED ANNUAL TRUST OPERATING EXPENSES(E)
(AS A PERCENTAGE OF AVERAGE NET ASSETS)
Portfolio supervision, bookkeeping,
    administrative, evaluation and
    FTPS Unit servicing fees                            .060%        $.0060               .060%        $.0060
Trustee's fee and other operating expenses              .144%(f)     $.0144               .214%(f)     $.0214
                                                        -----        ------               -----        ------
Total                                                   .204%        $.0204               .274%        $.0274
                                                        =====        ======               =====        ======

                                                      MSCI EAFE Target 20         Nasdaq(R) Target 15        NYSE(R) International
                                                           Portfolio                   Portfolio              Target 25 Portfolio
                                                    4th Quarter 2010 Series     4th Quarter 2010 Series     4th Quarter 2010 Series
                                                    -----------------------     -----------------------     -----------------------
                                                                Amount                      Amount                      Amount
                                                                per Unit                    per Unit                    per Unit
                                                                --------                    --------                    --------
UNIT HOLDER SALES FEES
(AS A PERCENTAGE OF PUBLIC OFFERING PRICE)

MAXIMUM SALES CHARGE
Initial sales charge                               1.00%(a)     $.100          1.00%(a)     $.100          1.00%(a)     $.100
Deferred sales charge                              1.45%(b)     $.145          1.45%(b)     $.145          1.45%(b)     $.145
Creation and development fee                       0.50%(c)     $.050          0.50%(c)     $.050          0.50%(c)     $.050
                                                   -----        ------         -----        ------         -----        ------
Maximum sales charge
(including creation and development fee)           2.95%        $.295          2.95%        $.295          2.95%        $.295
                                                   =====        ======         =====        ======         =====        ======

ORGANIZATION COSTS
(AS A PERCENTAGE OF PUBLIC OFFERING PRICE)
Estimated organization costs                       .290%(d)     $.0290         .290%(d)     $.0290         .250%(d)     $.0250
                                                   =====        ======         =====        ======         ======       ======

ESTIMATED ANNUAL TRUST OPERATING EXPENSES(E)
(AS A PERCENTAGE OF AVERAGE NET ASSETS)
Portfolio supervision, bookkeeping,
    administrative, evaluation and
    FTPS Unit servicing fees                       .060%        $.0060         .060%        $.0060         .060%        $.0060
Trustee's fee and other operating expenses         .504%(f)     $.0504         .154%(f)     $.0154         .154%(f)     $.0154
                                                   -----        ------         -----        ------         -----        ------
Total                                              .564%        $.0564         .214%        $.0214         .214%        $.0214
                                                   =====        ======         =====        ======         =====        ======

                                                          S&P Target 24           S&P Target SMid 60             Target 50/50
                                                           Portfolio                   Portfolio                   Portfolio
                                                    4th Quarter 2010 Series     4th Quarter 2010 Series     4th Quarter 2010 Series
                                                    -----------------------     -----------------------     -----------------------
                                                                Amount                      Amount                      Amount
                                                                per Unit                    per Unit                    per Unit
                                                                --------                    --------                    --------
UNIT HOLDER SALES FEES
(AS A PERCENTAGE OF PUBLIC OFFERING PRICE)

MAXIMUM SALES CHARGE
Initial sales charge                               1.00%(a)     $.100          1.00%(a)     $.100          1.00%(a)     $.100
Deferred sales charge                              1.45%(b)     $.145          1.45%(b)     $.145          1.45%(b)     $.145
Creation and development fee                       0.50%(c)     $.050          0.50%(c)     $.050          0.50%(c)     $.050
                                                   -----        ------         -----        ------         -----        ------
Maximum sales charge
(including creation and development fee)           2.95%        $.295          2.95%        $.295          2.95%        $.295
                                                   =====        ======         =====        ======         =====        ======

ORGANIZATION COSTS
(AS A PERCENTAGE OF PUBLIC OFFERING PRICE)
Estimated organization costs                       .290%(d)     $.0290         .290%(d)     $.0290         .290%(d)     $.0290
                                                   =====        ======         =====        ======         =====        ======

ESTIMATED ANNUAL TRUST OPERATING EXPENSES(E)
(AS A PERCENTAGE OF AVERAGE NET ASSETS)
Portfolio supervision, bookkeeping,
    administrative, evaluation and
    FTPS Unit servicing fees                       .060%        $.0060         .060%        $.0060         .060%        $.0060
Trustee's fee and other operating expenses         .164%(f)     $.0164         .149%(f)     $.0149         .305%(f)      .0305
                                                   -----        ------         -----        ------         -----        ------
Total                                              .224%        $.0224         .209%        $.0209         .365%        $.0365
                                                   =====        ======         =====        ======         =====        ======


                                                      Target Diversified            Target Dividend           Target Double Play
                                                      Dividend Portfolio       Multi-Strategy Portfolio            Portfolio
                                                    4th Quarter 2010 Series     4th Quarter 2010 Series     4th Quarter 2010 Series
                                                    -----------------------     -----------------------     -----------------------
                                                                Amount                      Amount                      Amount
                                                                per Unit                    per Unit                    per Unit
                                                                --------                    --------                    --------
UNIT HOLDER SALES FEES
(AS A PERCENTAGE OF PUBLIC OFFERING PRICE)

MAXIMUM SALES CHARGE
Initial sales charge                               1.00%(a)     $.100          1.00%(a)     $.100          1.00%(a)     $.100
Deferred sales charge                              1.45%(b)     $.145          1.45%(b)     $.145          1.45%(b)     $.145
Creation and development fee                       0.50%(c)     $.050          0.50%(c)     $.050          0.50%(c)     $.050
                                                   -----        ------         -----        ------         -----        ------
Maximum sales charge
(including creation and development fee)           2.95%        $.295          2.95%        $.295          2.95%        $.295
                                                   =====        ======         =====        ======         =====        ======

ORGANIZATION COSTS
(AS A PERCENTAGE OF PUBLIC OFFERING PRICE)
Estimated organization costs                       .290%(d)     $.0290         .290%(d)     $.0290         .250%(d)     $.0250
                                                   =====        ======         =====        ======         =====        ======

ESTIMATED ANNUAL TRUST OPERATING EXPENSES(E)
(AS A PERCENTAGE OF AVERAGE NET ASSETS)
Portfolio supervision, bookkeeping,
    administrative, evaluation and
    FTPS Unit servicing fees                       .060%        $.0060         .060%        $.0060         .060%        $.0060
Trustee's fee and other operating expenses         .114%(f)     $.0114         .429%(f)     $.0429         .179%(f)     $.0179
                                                   -----        ------         -----        ------         -----        ------
Total                                              .174%        $.0174         .489%        $.0489         .239%        $.0239
                                                   =====        ======         =====        ======         =====        ======

                                                      Target Focus Five         Target Global Dividend          Target Growth
                                                         Portfolio                Leaders Portfolio               Portfolio
                                                    4th Quarter 2010 Series     4th Quarter 2010 Series     4th Quarter 2010 Series
                                                    -----------------------     -----------------------     -----------------------
                                                                Amount                      Amount                      Amount
                                                                per Unit                    per Unit                    per Unit
                                                                --------                    --------                    --------
UNIT HOLDER SALES FEES
(AS A PERCENTAGE OF PUBLIC OFFERING PRICE)

MAXIMUM SALES CHARGE
Initial sales charge                               1.00%(a)     $.100          1.00%(a)     $.100        1.00%(a)     $.100
Deferred sales charge                              1.45%(b)     $.145          1.45%(b)     $.145        1.45%(b)     $.145
Creation and development fee                       0.50%(c)     $.050          0.50%(c)     $.050        0.50%(c)     $.050
                                                   -----        -----          -----        ------       -----        ------
Maximum sales charge
(including creation and development fee)           2.95%        $.295          2.95%        $.295        2.95%        $.295
                                                   =====        =====          =====        ======       =====        ======

ORGANIZATION COSTS
(AS A PERCENTAGE OF PUBLIC OFFERING PRICE)
Estimated organization costs                       .290%(d)     $.0290         .290%(d)     $.0290       .290%(d)     $.0290
                                                   =====        ======         =====        ======       =====        ======

ESTIMATED ANNUAL TRUST OPERATING EXPENSES(E)
(AS A PERCENTAGE OF AVERAGE NET ASSETS)
Portfolio supervision, bookkeeping,
    administrative, evaluation and
    FTPS Unit servicing fees                       .060%        $.0060         .060%         $.0060      .060%        $.0060
Trustee's fee and other operating expenses         .531%        $.0531         .114%(f)      $.0114      .114%(f)     $.0114
                                                   -----        ------         -----         ------      -----        ------
Total                                              .591%        $.0591         .174%         $.0174      .174%        $.0174
                                                   =====        ======         =====         ======      =====        ======

                                                                                     Target VIP
                                                      Target Small-Cap           Conservative Equity
                                                          Portfolio                   Portfolio
                                                   4th Quarter 2010 Series     4th Quarter 2010 Series
                                                   -----------------------     -----------------------
                                                               Amount                      Amount
                                                               per Unit                    per Unit
                                                               --------                    --------
UNIT HOLDER SALES FEES
(AS A PERCENTAGE OF PUBLIC OFFERING PRICE)

MAXIMUM SALES CHARGE
Initial sales charge                               1.00%(a)     $.100          1.00%(a)     $.100
Deferred sales charge                              1.45%(b)     $.145          1.45%(b)     $.145
Creation and development fee                       0.50%(c)     $.050          0.50%(c)     $.050
                                                   -----        ------         -----        ------
Maximum sales charge
(including creation and development fee)           2.95%        $.295          2.95%        $.295
                                                   =====        ======         =====        ======

ORGANIZATION COSTS
(AS A PERCENTAGE OF PUBLIC OFFERING PRICE)
Estimated organization costs                       .290%(d)     $.0290         .290%(d)     $.0290
                                                   =====        ======         =====        ======

ESTIMATED ANNUAL TRUST OPERATING EXPENSES(E)
(AS A PERCENTAGE OF AVERAGE NET ASSETS)
Portfolio supervision, bookkeeping,
    administrative, evaluation and
    FTPS Unit servicing fees                       .060%        $.0060         .060%        $.0060
Trustee's fee and other operating expenses         .114%(f)     $.0114         .491%(f)     $.0491
                                                   -----        ------         -----        ------
Total                                              .174%        $.0174         .551%        $.0551
                                                   =====        ======         =====        ======

                                                  Value Line(R) Diversified        Value Line(R)
                                                     Target 40 Portfolio         Target 25 Portfolio
                                                   4th Quarter 2010 Series     4th Quarter 2010 Series
                                                  -------------------------    -----------------------
                                                               Amount                      Amount
                                                               per Unit                    per Unit
                                                               --------                    --------
UNIT HOLDER SALES FEES
(AS A PERCENTAGE OF PUBLIC OFFERING PRICE)

MAXIMUM SALES CHARGE
Initial sales charge                               1.00%(a)     $.100          1.00%(a)     $.100
Deferred sales charge                              1.45%(b)     $.145          1.45%(b)     $.145
Creation and development fee                       0.50%(c)     $.050          0.50%(c)     $.050
                                                   -----        ------         -----        ------
Maximum sales charge
(including creation and development fee)           2.95%        $.295          2.95%        $.295
                                                   =====        ======         =====        ======

ORGANIZATION COSTS
(AS A PERCENTAGE OF PUBLIC OFFERING PRICE)
Estimated organization costs                       .290%(d)     $.0290         .250%(d)     $.0250
                                                   =====        ======         =====        ======

ESTIMATED ANNUAL TRUST OPERATING EXPENSES(E)
(AS A PERCENTAGE OF AVERAGE NET ASSETS)
Portfolio supervision, bookkeeping,
    administrative, evaluation and
    FTPS Unit servicing fees                       .060%        $.0060         .060%        $.0060
Trustee's fee and other operating expenses         .264%(f)     $.0264         .214%(f)     $.0214
                                                   -----        ------         -----        ------
Total                                              .324%        $.0324         .274%        $.0274
                                                   =====        ======         =====        ======

                                 Example

This example is intended to help you compare the cost of investing in a Trust with the cost of investing in other investment products. The example assumes that you invest $10,000 in a Trust, the principal amount and distributions are rolled every 15 months into a New Trust, you are subject to a reduced transactional sales charge, and you sell your Units at the end of the periods shown. The example also assumes a 5% return on your investment each year and that a Trust's operating expenses stay the same. The example does not take into consideration transaction fees which may be charged by certain broker/dealers for processing redemption requests. Although your actual costs may vary, based on these assumptions your costs, assuming you held your Units for the periods shown, would be:


                                                                            1 Year     3 Years    5 Years    10 Years
                                                                            ______     _______    _______    ________
The Dow(R)Target 5Portfolio, 4th Quarter 2010 Series                        $344       $847       $1,131     $2,322
Global Target 15 Portfolio, 4th Quarter 2010 Series                          351        868        1,166      2,395
MSCI EAFE Target 20 Portfolio, 4th Quarter 2010 Series                       380        954        1,311      2,688
Nasdaq(R) Target 15 Portfolio, 4th Quarter 2010 Series                       345        850        1,136      2,333
NYSE(R) International Target 25 Portfolio, 4th Quarter 2010 Series           341        838        1,120      2,300
S&P Target 24 Portfolio, 4th Quarter 2010 Series                             346        853        1,141      2,343
S&P Target SMid 60 Portfolio, 4th Quarter 2010 Series                        345        849        1,133      2,328
Target 50/50 Portfolio, 4th Quarter 2010 Series                              361        895        1,212      2,488
Target Diversified Dividend Portfolio, 4th Quarter 2010 Series               341        838        1,115      2,291
Target Dividend Multi-Strategy Portfolio, 4th Quarter 2010 Series            373        932        1,274      2,613
Target Double Play Portfolio, 4th Quarter 2010 Series                        344        846        1,132      2,326
Target Focus Five Portfolio, 4th Quarter 2010 Series                         383        962        1,325      2,715
Target Global Dividend Leaders Portfolio, 4th Quarter 2010 Series            341        838        1,115      2,291
Target Growth Portfolio, 4th Quarter 2010 Series                             341        838        1,115      2,291
Target Small-Cap Portfolio, 4th Quarter 2010 Series                          341        838        1,115      2,291
Target VIP Conservative Equity Portfolio, 4th Quarter 2010 Series            379        950        1,305      2,675
Value Line(R) Diversified Target 40 Portfolio, 4th Quarter 2010 Series       356        883        1,191      2,446
Value Line(R) Target 25 Portfolio, 4th Quarter 2010 Series                   347        856        1,150      2,362

The example will not differ if you hold rather than sell your Units at the end of each period.

_____________

(a) The combination of the initial and deferred sales charge comprises what we refer to as the "transactional sales charge." The initial sales charge is actually equal to the difference between the maximum sales charge of 2.95% and the sum of any remaining deferred sales charge and creation and development fee.

(b) The deferred sales charge is a fixed dollar amount equal to $.145 per Unit which, as a percentage of the Public Offering Price, will vary over time. The deferred sales charge will be deducted in three monthly installments commencing January 20, 2011.

(c) The creation and development fee compensates the Sponsor for creating and developing the Trusts. The creation and development fee is a charge of $.050 per Unit collected at the end of the initial offering period which is expected to be approximately three months from the Initial Date of Deposit. If the price you pay for your Units exceeds $10 per Unit, the creation and development fee will be less than 0.50%; if the price you pay for your Units is less than $10 per Unit, the creation and development fee will exceed 0.50%.

(d) Estimated organization costs will be deducted from the assets of each Trust at the end of the initial offering period. Estimated organization costs are assessed on a fixed dollar amount per Unit basis which, as a percentage of average net assets, will vary over time.

(e) Each of the fees listed herein is assessed on a fixed dollar amount per Unit basis which, as a percentage of average net assets, will vary over time.

(f) Other operating expenses for certain Trusts include estimated per Unit costs associated with a license fee as described in "Expenses and Charges," but do not include brokerage costs and other portfolio transaction fees for any of the Trusts. In certain circumstances the Trusts may incur additional expenses not set forth above. See "Expenses and Charges."

                          Report of Independent
                    Registered Public Accounting Firm

The Sponsor, First Trust Portfolios L.P., and Unit Holders
FT 2557

We have audited the accompanying statements of net assets, including the schedules of investments, of FT 2557, comprising Dow(R) Target 5 4Q '10 -
 Term 12/30/11 (The Dow(R) Target 5 Portfolio, 4th Quarter 2010 Series); Global Target 15 4Q '10 - Term 12/30/11 (Global Target 15 Portfolio, 4th Quarter 2010 Series); MSCI EAFE Target 20 4Q '10 - Term 12/30/11 (MSCI EAFE Target 20 Portfolio, 4th Quarter 2010 Series); Nasdaq(R) Target 15 4Q '10 - Term 12/30/11 (Nasdaq(R) Target 15 Portfolio, 4th Quarter 2010 Series); NYSE(R) Intl. Target 25 4Q '10 - Term 12/30/11 (NYSE(R) International Target 25 Portfolio, 4th Quarter 2010 Series); S&P Target 24 4Q '10 - Term 12/30/11 (S&P Target 24 Portfolio, 4th Quarter 2010 Series); S&P Target SMid 60 4Q '10 - Term 12/30/11 (S&P Target SMid 60 Portfolio, 4th Quarter 2010 Series); Target 50/50 4Q '10 - Term 12/30/11 (Target 50/50 Portfolio, 4th Quarter 2010 Series); Target Divsd. Dvd. 4Q '10 - Term 12/30/11 (Target Diversified Dividend Portfolio, 4th Quarter 2010 Series); Target Dvd. Multi-Strat. 4Q '10 - Term 12/30/11 (Target Dividend Multi-Strategy Portfolio, 4th Quarter 2010 Series); Target Dbl. Play 4Q '10 - Term 12/30/11 (Target Double Play Portfolio, 4th Quarter 2010 Series); Target Focus 5 4Q '10 - Term 12/30/11 (Target Focus Five Portfolio, 4th Quarter 2010 Series); Target Global Dvd. Leaders 4Q '10 - Term 12/30/11 (Target Global Dividend Leaders Portfolio, 4th Quarter
2010 Series); Target Growth 4Q '10 - Term 12/30/11 (Target Growth Portfolio, 4th Quarter 2010 Series); Target Small-Cap 4Q '10 - Term 12/30/11 (Target Small-Cap Portfolio, 4th Quarter 2010 Series); Target VIP Cons. Eqty. 4Q '10 - Term 12/30/11 (Target VIP Conservative Equity Portfolio, 4th Quarter 2010 Series); Value Line(R) Divsd. Target 40 4Q '10 - Term 12/30/11 (Value Line(R) Diversified Target 40 Portfolio, 4th Quarter 2010 Series) and Value Line(R) Target 25 4Q '10 - Term 12/30/11 (Value Line(R) Target 25 Portfolio, 4th Quarter 2010 Series) (collectively, the "Trusts"), as of the opening of business on September 30, 2010 (Initial Date of Deposit). These statements of net assets are the responsibility of the Trusts' Sponsor. Our responsibility is to express an opinion on these statements of net assets based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statements of net assets are free of material misstatement. The Trusts are not required to have, nor were we engaged to perform, an audit of the Trusts' internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trusts' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the statements of net assets, assessing the accounting principles used and significant estimates made by the Trusts' Sponsor, as well as evaluating the overall presentation of the statements of net assets. Our procedures included confirmation of the irrevocable letter of credit held by The Bank of New York Mellon, the Trustee, and allocated among the Trusts for the purchase of Securities, as shown in the statements of net assets, as of the opening of business on September 30, 2010, by correspondence with the Trustee. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the statements of net assets referred to above present fairly, in all material respects, the financial position of FT 2557, comprising the above-mentioned Trusts, as of the opening of business on September 30, 2010 (Initial Date of Deposit) in conformity with accounting principles generally accepted in the United States of America.


DELOITTE & TOUCHE LLP


Chicago, Illinois
September 30, 2010

                        Statements of Net Assets

                                 FT 2557

                    At the Opening of Business on the
               Initial Date of Deposit-September 30, 2010

                                                                                                            MSCI EAFE
                                                                  The Dow (R)         Global Target 15      Target 20
                                                               Target 5 Portfolio        Portfolio           Portfolio
                                                                  4th Quarter           4th Quarter        4th Quarter
                                                                  2010 Series           2010 Series        2010 Series
                                                               __________________    _________________     ____________
NET ASSETS
Investment in Securities represented
   by purchase contracts (1) (2)                               $168,526              $167,564              $173,874
Less liability for reimbursement to Sponsor
   for organization costs (3)                                      (494)                 (491)                 (509)
Less liability for deferred sales charge (4)                     (2,468)               (2,454)               (2,547)
Less liability for creation and development fee (5)                (851)                 (846)                 (878)
                                                               ________              ________              ________
Net assets                                                     $164,713              $163,773              $169,940
                                                               ========              ========              ========
Units outstanding                                                17,023                16,926                17,563
Net asset value per Unit (6)                                     $9.676                $9.676                $9.676

ANALYSIS OF NET ASSETS
Cost to investors (7)                                          $170,229              $169,257              $175,630
Less maximum sales charge (7)                                    (5,022)               (4,993)               (5,181)
Less estimated reimbursement to Sponsor
   for organization costs (3)                                      (494)                 (491)                 (509)
                                                               ________              ________              ________
Net assets                                                     $164,713              $163,773              $169,940
                                                               ========              ========              ========

__________

See "Notes to Statements of Net Assets" on page 20.

                        Statements of Net Assets

                                 FT 2557

                    At the Opening of Business on the
               Initial Date of Deposit-September 30, 2010

                                                            Nasdaq (R)           NYSE (R)             S&P             S&P Target
                                                            Target 15         International        Target 24           SMid 60
                                                             Portfolio     Target 25 Portfolio     Portfolio          Portfolio
                                                           4th Quarter         4th Quarter        4th Quarter        4th Quarter
                                                           2010 Series         2010 Series        2010 Series        2010 Series
                                                          _____________    ___________________    ___________        ___________
NET ASSETS
Investment in Securities represented
   by purchase contracts (1) (2)                          $120,868             $173,246           $139,112           $162,107
Less liability for reimbursement to Sponsor
   for organization costs (3)                                 (354)                (438)              (408)              (475)
Less liability for deferred sales charge (4)                (1,770)              (2,538)            (2,038)            (2,374)
Less liability for creation and development fee (5)           (610)                (875)              (703)              (819)
                                                          ________             ________           ________           ________
Net assets                                                $118,134             $169,395           $135,963           $158,439
                                                          ========             ========           ========           ========
Units outstanding                                           12,209               17,500             14,052             16,374
Net asset value per Unit (6)                                $9.676               $9.680             $9.676             $9.676

ANALYSIS OF NET ASSETS
Cost to investors (7)                                     $122,090             $174,995           $140,516           $163,744
Less maximum sales charge (7)                               (3,602)              (5,162)            (4,145)            (4,830)
Less estimated reimbursement to Sponsor
   for organization costs (3)                                 (354)                (438)              (408)              (475)
                                                          ________             ________           ________           ________
Net assets                                                $118,134             $169,395           $135,963           $158,439
                                                          ========             ========           ========           ========

__________

See "Notes to Statements of Net Assets" on page 20.

                        Statements of Net Assets

                                 FT 2557

                    At the Opening of Business on the
               Initial Date of Deposit-September 30, 2010


                                                                                              Target Dividend        Target
                                                        Target 50/50    Target Diversified     Multi-Strategy     Double Play
                                                         Portfolio      Dividend Portfolio       Portfolio         Portfolio
                                                        4th Quarter        4th Quarter          4th Quarter       4th Quarter
                                                        2010 Series        2010 Series          2010 Series       2010 Series
                                                        ____________    __________________    _______________    _____________
NET ASSETS
Investment in Securities represented
   by purchase contracts (1) (2)                        $346,465           $166,321           $210,219           $175,656
Less liability for reimbursement to Sponsor
   for organization costs (3)                             (1,015)              (487)              (616)              (444)
Less liability for deferred sales charge (4)              (5,075)            (2,436)            (3,079)            (2,573)
Less liability for creation and development fee (5)       (1,750)              (840)            (1,062)              (887)
                                                        ________           ________           ________           ________
Net assets                                              $338,625           $162,558           $205,462           $171,752
                                                        ========           ========           ========           ========
Units outstanding                                         34,997             16,800             21,234             17,743
Net asset value per Unit (6)                              $9.676             $9.676             $9.676             $9.680

ANALYSIS OF NET ASSETS
Cost to investors (7)                                   $349,964           $168,001           $212,342           $177,430
Less maximum sales charge (7)                            (10,324)            (4,956)            (6,264)            (5,234)
Less estimated reimbursement to Sponsor
   for organization costs (3)                             (1,015)              (487)              (616)              (444)
                                                        ________           ________           ________           ________
Net assets                                              $338,625           $162,558           $205,462           $171,752
                                                        ========           ========           ========           ========

__________

See "Notes to Statements of Net Assets" on page 20.

                        Statements of Net Assets

                                 FT 2557

                    At the Opening of Business on the
               Initial Date of Deposit-September 30, 2010


                                                          Target
                                                        Focus Five      Target Global            Target        Target Small-Cap
                                                        Portfolio      Dividend Leaders     Growth Portfolio      Portfolio
                                                       4th Quarter      Portfolio, 4th        4th Quarter        4th Quarter
                                                       2010 Series    Quarter 2010 Series     2010 Series        2010 Series
                                                      _____________   ___________________   ________________   ________________
NET ASSETS
Investment in Securities represented
   by purchase contracts (1) (2)                      $277,421          $169,591             $147,262           $174,580
Less liability for reimbursement to Sponsor
   for organization costs (3)                             (813)             (497)                (431)              (511)
Less liability for deferred sales charge (4)            (4,063)           (2,484)              (2,157)            (2,557)
Less liability for creation and development fee (5)     (1,401)             (856)                (744)              (882)
                                                      ________          ________             ________           ________
Net assets                                            $271,144          $165,754             $143,930           $170,630
                                                      ========          ========             ========           ========
Units outstanding                                       28,022            17,130               14,875             17,634
Net asset value per Unit (6)                            $9.676            $9.676               $9.676             $9.676

ANALYSIS OF NET ASSETS
Cost to investors (7)                                 $280,223          $171,304             $148,749           $176,343
Less maximum sales charge (7)                           (8,266)           (5,053)              (4,388)            (5,202)
Less estimated reimbursement to Sponsor
   for organization costs (3)                             (813)             (497)                (431)              (511)
                                                      ________          ________             ________           ________
Net assets                                            $271,144          $165,754             $143,930           $170,630
                                                      ========          ========             ========           ========

__________

See "Notes to Statements of Net Assets" on page 20.

                        Statements of Net Assets

                                 FT 2557

                    At the Opening of Business on the
               Initial Date of Deposit-September 30, 2010

                                                                                              Value Line(R)
                                                                         Target VIP            Diversified       Value Line(R)
                                                                     Conservative Equity        Target 40          Target 25
                                                                         Portfolio              Portfolio          Portfolio
                                                                        4th Quarter            4th Quarter        4th Quarter
                                                                        2010 Series            2010 Series        2010 Series
                                                                     ___________________     _____________      _____________
NET ASSETS
Investment in Securities represented
   by purchase contracts (1) (2)                                       $423,835               $150,965           $174,402
Less liability for reimbursement to Sponsor
   for organization costs (3)                                            (1,242)                  (442)              (440)
Less liability for deferred sales charge (4)                             (6,208)                (2,211)            (2,554)
Less liability for creation and development fee (5)                      (2,141)                  (762)              (881)
                                                                       ________               ________           ________
Net assets                                                             $414,244               $147,550           $170,527
                                                                       ========               ========           ========
Units outstanding                                                        42,812                 15,249             17,616
Net asset value per Unit (6)                                             $9.676                 $9.676             $9.680

ANALYSIS OF NET ASSETS
Cost to investors (7)                                                  $428,116               $152,490           $176,164
Less maximum sales charge (7)                                           (12,630)                (4,498)            (5,197)
Less estimated reimbursement to Sponsor for organization costs (3)       (1,242)                  (442)              (440)
                                                                       ________               ________           ________
Net assets                                                             $414,244               $147,550           $170,527
                                                                       ========               ========           ========

__________

See "Notes to Statements of Net Assets" on page 20.

Page 19


                    NOTES TO STATEMENTS OF NET ASSETS

The Sponsor is responsible for the preparation of financial statements in accordance with accounting principles generally accepted in the United States which require the Sponsor to make estimates and assumptions that affect amounts reported herein. Actual results could differ from those estimates.

(1) Each Trust invests in a diversified portfolio of common stocks. Aggregate cost of the Securities listed under "Schedule of Investments" for each Trust is based on their aggregate underlying value. Each Trust has a Mandatory Termination Date of December 30, 2011.

(2) An irrevocable letter of credit for approximately $4,800,000, issued by The Bank of New York Mellon (approximately $200,000 has been allocated to each of The Dow(R) Target 5 Portfolio, 4th Quarter 2010 Series; Global Target 15 Portfolio, 4th Quarter 2010 Series; MSCI EAFE Target 20 Portfolio, 4th Quarter 2010 Series; Nasdaq(R) Target 15 Portfolio, 4th Quarter 2010 Series; NYSE(R) International Target 25 Portfolio, 4th Quarter 2010 Series; S&P Target 24 Portfolio, 4th Quarter 2010 Series; S&P Target SMid 60 Portfolio, 4th Quarter 2010 Series; Target Diversified Dividend Portfolio, 4th Quarter 2010 Series; Target Double Play Portfolio, 4th Quarter 2010 Series; Target Global Dividend Leaders Portfolio, 4th Quarter 2010 Series; Target Growth Portfolio, 4th Quarter 2010 Series; Target Small-Cap Portfolio, 4th Quarter 2010 Series; Value Line(R) Diversified Target 40 Portfolio, 4th Quarter 2010 Series and Value Line(R) Target 25 Portfolio, 4th Quarter 2010 Series; and approximately $500,000 has been allocated to each of Target 50/50 Portfolio, 4th Quarter 2010 Series; Target Dividend Multi-Strategy Portfolio, 4th Quarter 2010 Series; Target Focus Five Portfolio, 4th Quarter 2010 Series and Target VIP Conservative Equity Portfolio, 4th Quarter 2010 Series), has been deposited with the Trustee as collateral, covering the monies necessary for the purchase of the Securities according to their purchase contracts.

(3) A portion of the Public Offering Price consists of an amount sufficient to reimburse the Sponsor for all or a portion of the costs of establishing the Trusts. The per Unit costs have been estimated as set forth in the Fee Table. A payment will be made at the end of the initial offering period to an account maintained by the Trustee from which the obligation of the investors to the Sponsor will be satisfied. To the extent that actual organization costs of a Trust are greater than the estimated amount, only the estimated organization costs added to the Public Offering Price will be reimbursed to the Sponsor and deducted from the assets of such Trust.

(4) Represents the amount of mandatory deferred sales charge distributions of $.145 per Unit, payable to the Sponsor in three approximately equal monthly installments beginning on January 20, 2011 and on the twentieth day of each month thereafter (or if such date is not a business day, on the preceding business day) through March 18, 2011. If Unit holders redeem Units before March 18, 2011 they will have to pay the remaining amount of the deferred sales charge applicable to such Units when they redeem them.

(5) The creation and development fee ($.050 per Unit for each Trust) is payable by a Trust on behalf of Unit holders out of assets of a Trust at the end of a Trust's initial offering period. If Units are redeemed prior to the close of the initial offering period, the fee will not be deducted from the proceeds.

(6) Net asset value per Unit is calculated by dividing a Trust's net assets by the number of Units outstanding. This figure includes organization costs and the creation and development fee, which will only be assessed to Units outstanding at the close of the initial offering period.

(7) The aggregate cost to investors in a Trust includes a maximum sales charge (comprised of an initial and a deferred sales charge and the creation and development fee) computed at the rate of 2.95% of the Public Offering Price (equivalent to 2.98% of the net amount invested, exclusive of the deferred sales charge and the creation and development fee), assuming no reduction of the maximum sales charge as set forth under "Public Offering."

                         Schedule of Investments

         The Dow (R) Target 5 Portfolio, 4th Quarter 2010 Series
                                 FT 2557

                    At the Opening of Business on the
               Initial Date of Deposit-September 30, 2010

                                                               Percentage
                                                               of Aggregate   Number     Market      Cost of        Current
Ticker Symbol and                                              Offering       of         Value per   Securities to  Dividend
Name of Issuer of Securities (1)                               Price          Shares     Share       the Trust (2)  Yield (3)
________________________________                               ____________   ______     _________   _____________  _________
COMMON STOCKS (100%):
Consumer Staples (20%):
KFT      Kraft Foods Inc.                                       20%           1,080      $31.21      $ 33,707       3.72%

Health Care (20%):
PFE      Pfizer Inc.                                            20%           1,937       17.40        33,704       4.14%

Information Technology (20%):
INTC     Intel Corporation                                      20%           1,750       19.26        33,705       3.27%

Telecommunication Services (40%):
T        AT&T Inc.                                              20%           1,174       28.71        33,705       5.85%
VZ       Verizon Communications Inc.                            20%           1,032       32.66        33,705       5.97%
                                                               ____                                  ________
              Total Investments                                100%                                  $168,526
                                                               ====                                  ========

___________

See "Notes to Schedules of Investments" on page 52.

                         Schedule of Investments

           Global Target 15 Portfolio, 4th Quarter 2010 Series
                                 FT 2557

                    At the Opening of Business on the
               Initial Date of Deposit-September 30, 2010

                                                               Percentage
                                                               of Aggregate   Number     Market      Cost of        Current
Ticker Symbol and                                              Offering       of         Value per   Securities to  Dividend
Name of Issuer of Securities (1)                               Price          Shares     Share       the Trust (2)  Yield (3)
________________________________                               ____________   ______     _________   _____________  _________
COMMON STOCKS (100.00%):
China (20.01%):
3988 HK       Bank of China Ltd. #                               6.67%        21,190     $ 0.53      $ 11,171       3.97%
1398 HK       Industrial and Commercial Bank of China Ltd. #     6.67%        14,518       0.77        11,172       3.30%
857 HK        PetroChina Company Limited #                       6.67%         9,673       1.15        11,171       3.76%

Hong Kong (13.34%):
2388 HK       BOC Hong Kong (Holdings) Limited #                 6.67%         3,545       3.15        11,172       3.97%
330 HK        Esprit Holdings, Ltd. #                            6.67%         2,066       5.41        11,171       3.36%

United Kingdom (33.33%):
BA/ LN        BAE SYSTEMS Plc #                                  6.66%         2,072       5.39        11,170       5.40%
BT/A LN       BT Group Plc #                                     6.67%         5,012       2.23        11,171       5.43%
EMG LN        Man Group Plc #                                    6.66%         3,319       3.37        11,170       15.16%
RSA LN        Royal & Sun Alliance Insurance Group Plc #         6.67%         5,436       2.06        11,172       7.21%
VOD LN        Vodafone Group Plc #                               6.67%         4,465       2.50        11,171       5.82%

United States (33.32%):
T             AT&T Inc.                                          6.66%           389      28.71        11,168       5.85%
INTC          Intel Corporation                                  6.66%           580      19.26        11,171       3.27%
KFT           Kraft Foods Inc.                                   6.67%           358      31.21        11,173       3.72%
PFE           Pfizer Inc.                                        6.67%           642      17.40        11,171       4.14%
VZ            Verizon Communications Inc.                        6.66%           342      32.66        11,170       5.97%
                                                               _______                               ________
                      Total Investments                        100.00%                               $167,564
                                                               =======                               ========

_____________

See "Notes to Schedules of Investments" on page 52.

                         Schedule of Investments

         MSCI EAFE Target 20 Portfolio, 4th Quarter 2010 Series
                                 FT 2557

                    At the Opening of Business on the
               Initial Date of Deposit-September 30, 2010

                                                                             Percentage
                                                                             of Aggregate  Number    Market      Cost of
Ticker Symbol and                                                            Offering      of        Value per   Securities to
Name of Issuer of Securities (1)(4)(5) #                                     Price         Shares    Share       the Trust (2)
________________________________________                                     ____________  ______    _________   _____________
COMMON STOCKS (100%):
France (5%):
SAN FP          Sanofi-Aventis                                                 5%           129      $ 67.42     $  8,697

Germany (15%):
BMW GY          Bayerische Motoren Werke (BMW) AG                              5%           125        69.59        8,699
EOAN GY         E.ON AG                                                        5%           293        29.66        8,692
VOW3 GY         Volkswagen Ag-Pfd                                              5%            71       122.60        8,704

Hong Kong (20%):
1 HK            Cheung Kong (Holdings) Limited                                 5%           588        14.78        8,693
101 HK          Hang Lung Properties Limited                                   5%         1,828         4.76        8,694
19 HK           Swire Pacific Limited                                          5%           627        13.87        8,696
4 HK            Wharf Holdings Ltd                                             5%         1,357         6.41        8,693

Italy (10%):
ENI IM          Eni SpA                                                        5%           401        21.66        8,685
TIT IM          Telecom Italia SpA                                             5%         6,175         1.41        8,694

Japan (20%):
6501 JP         Hitachi, Ltd.                                                  5%         1,944         4.47        8,694
7267 JP         Honda Motor Co., Ltd.                                          5%           243        35.82        8,705
9432 JP         Nippon Telegraph and Telephone Corporation (NTT)               5%           194        44.78        8,687
8053 JP         Sumitomo Corporation                                           5%           662        13.14        8,700

The Netherlands (5%):
RDSB LN         Royal Dutch Shell Plc                                          5%           298        29.15        8,686

Norway (5%):
TEL NO          Telenor ASA                                                    5%           546        15.92        8,690

Spain (5%):
REP SM          Repsol YPF, S.A.                                               5%           337        25.79        8,690

United Kingdom (15%):
AZN LN          AstraZeneca Plc                                                5%           170        51.11        8,688
CNA LN          Centrica Plc                                                   5%         1,698         5.12        8,692
VOD LN          Vodafone Group Plc                                             5%         3,475         2.50        8,695
                                                                             ____                                ________
                     Total Investments                                       100%                                $173,874
                                                                             ====                                ========

______________________

See "Notes to Schedules of Investments" on page 52.

                         Schedule of Investments

         Nasdaq (R) Target 15 Portfolio, 4th Quarter 2010 Series
                                 FT 2557

                    At the Opening of Business on the
               Initial Date of Deposit-September 30, 2010


                                                                        Percentage                   Market      Cost of
Ticker Symbol and                                                       of Aggregate     Number      Value per   Securities to
Name of Issuer of Securities (1)(4)                                     Offering Price   of Shares   Share       the Trust (2)
___________________________________                                     ______________   _________   _________   _____________
COMMON STOCKS (100.00%):
Consumer Discretionary (22.97%):
DTV        DIRECTV, Inc. *                                               12.33%          355         $ 41.99     $ 14,906
PCLN       priceline.com Incorporated *                                   5.76%           20          348.13        6,963
ROST       Ross Stores, Inc.                                              2.30%           50           55.66        2,783
VMED       Virgin Media Inc.                                              2.58%          136           22.88        3,112

Health Care (4.54%):
BIIB       Biogen Idec Inc. *                                             4.54%           99           55.36        5,481

Industrials (2.46%):
JOYG       Joy Global Inc.                                                2.46%           42           70.83        2,975

Information Technology (66.42%):
ALTR       Altera Corporation                                             3.17%          125           30.62        3,827
AAPL       Apple Inc. *                                                  24.97%          105          287.37       30,174
BIDU       Baidu, Inc. (ADR) +*                                           9.18%          107          103.72       11,098
CTSH       Cognizant Technology Solutions Corporation *                   6.64%          124           64.76        8,030
INFY       Infosys Technologies Limited (ADR) +                          13.05%          235           67.13       15,776
INTU       Intuit Inc. *                                                  4.82%          131           44.45        5,823
LRCX       Lam Research Corporation *                                     1.76%           50           42.57        2,128
SNDK       SanDisk Corporation *                                          2.83%           91           37.64        3,425

Telecommunication Services (3.61%):
MICC       Millicom International Cellular S.A. +                         3.61%           45           97.05        4,367
                                                                        _______                                  ________
                Total Investments                                       100.00%                                  $120,868
                                                                        =======                                  ========
___________

See "Notes to Schedules of Investments" on page 52.

                         Schedule of Investments

   NYSE (R) International Target 25 Portfolio, 4th Quarter 2010 Series
                                 FT 2557

                    At the Opening of Business on the
               Initial Date of Deposit-September 30, 2010

                                                                          Percentage
                                                                          of Aggregate    Number    Market      Cost of
Ticker Symbol and                                                         Offering        of        Value per   Securities to
Name of Issuer of Securities (1)(4)(5) +                                  Price           Shares    Share       the Trust (2)
________________________________________                                  ____________    ______    _________   _____________
COMMON STOCKS (100%):
Canada (12%):
ECA         EnCana Corp.                                                    4%              240     $28.86      $  6,926
MFC         Manulife Financial Corporation                                  4%              553      12.54         6,935
SLF         Sun Life Financial Inc.                                         4%              269      25.72         6,919

France (4%):
VE          Veolia Environnement (ADR)                                      4%              258      26.86         6,930

Germany (4%):
DB          Deutsche Bank AG                                                4%              130      53.27         6,925

Hong Kong (4%):
CHU         China Unicom Ltd. (ADR)                                         4%              473      14.64         6,925

Italy (8%):
E           Eni SpA (ADR)                                                   4%              160      43.35         6,936
TI          Telecom Italia SpA (ADR)                                        4%              493      14.05         6,927

Japan (40%):
HIT         Hitachi, Ltd. (ADR)                                             4%              156      44.49         6,940
HMC         Honda Motor Co., Ltd. (ADR)                                     4%              195      35.58         6,938
MTU         Mitsubishi UFJ Financial Group, Inc. (MUFG) (ADR)               4%            1,435       4.83         6,931
MFG         Mizuho Financial Group, Inc.                                    4%            2,365       2.93         6,929
NTT         Nippon Telegraph and Telephone Corporation (ADR)                4%              310      22.34         6,925
NMR         Nomura Holdings, Inc. (ADR)                                     4%            1,429       4.85         6,931
DCM         NTT DoCoMo, Inc. (ADR)                                          4%              410      16.91         6,933
PC          Panasonic Corporation                                           4%              507      13.67         6,931
SNE         Sony Corporation (ADR)                                          4%              220      31.45         6,919
TM          Toyota Motor Corporation (ADR)                                  4%               95      73.00         6,935

South Korea (4%):
KEP         Korea Electric Power Corporation (ADR) *                        4%              531      13.05         6,930

Spain (4%):
REP         Repsol YPF, S.A. (ADR)                                          4%              269      25.79         6,938

Switzerland (8%):
CS          Credit Suisse Group (ADR)                                       4%              158      43.84         6,927
UBS         UBS AG *                                                        4%              398      17.43         6,937

United Kingdom (12%):
BCS         Barclays Plc (ADR)                                              4%              361      19.20         6,931
BP          BP Plc (ADR) *                                                  4%              173      40.00         6,920
LYG         Lloyds Banking Group Plc (ADR) *                                4%            1,490       4.65         6,928
                                                                          ____                                  ________
             Total Investments                                            100%                                  $173,246
                                                                          ====                                  ========

______________________

See "Notes to Schedules of Investments" on page 52.

                         Schedule of Investments

            S&P Target 24 Portfolio, 4th Quarter 2010 Series
                                 FT 2557

                    At the Opening of Business on the
               Initial Date of Deposit-September 30, 2010

                                                                      Percentage
                                                                      of Aggregate    Number      Market      Cost of
Ticker Symbol and                                                     Offering        of          Value per   Securities to
Name of Issuer of Securities (1)                                      Price           Shares      Share       the Trust (2)
________________________________                                      ____________    ______      _________   _____________
COMMON STOCKS (100.00%):
Consumer Discretionary (11.22%):
AZO       AutoZone, Inc. *                                              3.98%          24        $230.56      $  5,533
COH       Coach, Inc.                                                   5.02%         162          43.13         6,987
FDO       Family Dollar Stores, Inc.                                    2.22%          70          44.05         3,083

Consumer Staples (13.12%):
BF/B      Brown-Forman Corporation                                      0.62%          14          61.49           861
LO        Lorillard, Inc.                                               1.33%          23          80.70         1,856
PM        Philip Morris International Inc.                             11.17%         276          56.32        15,544

Energy (11.42%):
APA       Apache Corporation                                            1.97%          28          98.03         2,745
CVX       Chevron Corporation                                           9.00%         154          81.28        12,517
FTI       FMC Technologies, Inc. *                                      0.45%           9          68.96           621

Financials (16.28%):
CB        The Chubb Corporation                                         6.53%         160          56.76         9,082
PGR       The Progressive Corporation                                   5.11%         342          20.80         7,114
TROW      T. Rowe Price Group, Inc.                                     4.64%         130          49.64         6,453

Health Care (12.34%):
AMGN      Amgen Inc. *                                                  8.89%         225          54.94        12,362
BIIB      Biogen Idec Inc. *                                            2.23%          56          55.36         3,100
VAR       Varian Medical Systems, Inc. *                                1.22%          28          60.59         1,697

Industrials (11.23%):
DNB       The Dun & Bradstreet Corporation                              1.39%          26          74.53         1,938
NOC       Northrop Grumman Corporation                                  6.66%         154          60.20         9,271
GWW       W.W. Grainger, Inc.                                           3.18%          37          119.56        4,424

Information Technology (20.54%):
IBM       International Business Machines Corporation                   8.96%          92          135.48       12,464
MSFT      Microsoft Corporation                                        11.24%         638          24.50        15,631
TDC       Teradata Corporation *                                        0.34%          12          38.96           468

Utilities (3.85%):
D         Dominion Resources, Inc.                                      1.70%          54          43.95         2,373
GAS       Nicor Inc.                                                    0.13%           4          45.62           182
SO        The Southern Company                                          2.02%          75          37.42         2,806
                                                                      _______                                 ________
               Total Investments                                      100.00%                                 $139,112
                                                                      =======                                 ========

______________________

See "Notes to Schedules of Investments" on page 52.

                         Schedule of Investments

          S&P Target SMid 60 Portfolio, 4th Quarter 2010 Series
                                 FT 2557

                    At the Opening of Business on the
               Initial Date of Deposit-September 30, 2010

                                                                      Percentage
                                                                      of Aggregate    Number      Market      Cost of
Ticker Symbol and                                                     Offering        of          Value per   Securities to
Name of Issuer of Securities (1)(4)                                   Price           Shares      Share       the Trust (2)
____________________________________                                  ____________    ______      _________   _____________
COMMON STOCKS (100.00%):
Consumer Discretionary (32.22%):
AM        American Greetings Corporation                                2.22%         192         $18.76      $  3,602
BKS       Barnes & Noble, Inc.                                          2.22%         219          16.44         3,600
BOBE      Bob Evans Farms, Inc.                                         2.23%         129          27.99         3,611
PSS       Collective Brands, Inc. *                                     2.22%         220          16.37         3,601
SSP       The E.W. Scripps Company *                                    1.11%         224           8.04         1,801
FL        Foot Locker, Inc.                                             2.22%         244          14.76         3,601
GPI       Group 1 Automotive, Inc. *                                    1.11%          62          29.01         1,799
MHK       Mohawk Industries, Inc. *                                     2.23%          69          52.37         3,614
PERY      Perry Ellis International, Inc. *                             1.12%          81          22.31         1,807
ZQK       Quiksilver, Inc. *                                            1.11%         456           3.95         1,801
RRGB      Red Robin Gourmet Burgers Inc. *                              1.11%          90          20.06         1,805
RGS       Regis Corporation                                             2.22%         190          18.98         3,606
RCII      Rent-A-Center, Inc.                                           2.22%         162          22.19         3,595
SKS       Saks, Inc. *                                                  2.22%         416           8.66         3,603
SCHL      Scholastic Corporation                                        2.22%         129          27.90         3,599
SSI       Stage Stores, Inc.                                            1.11%         140          12.88         1,803
SPF       Standard Pacific Corp. *                                      1.11%         458           3.93         1,800
WEN       Wendy's/Arby's Group, Inc.                                    2.22%         811           4.44         3,601

Consumer Staples (2.22%):
SFD       Smithfield Foods, Inc. *                                      2.22%         212          16.99         3,602

Energy (11.11%):
BAS       Basic Energy Services, Inc. *                                 1.11%         214           8.41         1,800
BRS       Bristow Group, Inc. *                                         1.11%          49          36.58         1,792
EXH       Exterran Holdings Inc. *                                      2.22%         160          22.50         3,600
GIFI      Gulf Island Fabrication, Inc.                                 1.11%          99          18.14         1,796
HOS       Hornbeck Offshore Services, Inc. *                            1.11%          93          19.41         1,805
PDC       Pioneer Drilling Company *                                    1.11%         287           6.27         1,800
PXP       Plains Exploration & Production Company *                     2.23%         136          26.55         3,611
CKH       SEACOR Holdings Inc. *                                        1.11%          21          85.40         1,793
Financials (10.02%):
AFG       American Financial Group, Inc.                                2.22%         118          30.48         3,597
RE        Everest Re Group, Ltd. +                                      2.23%          42          86.01         3,612
FNF       Fidelity National Financial, Inc.                             2.23%         230          15.68         3,606
HMN       Horace Mann Educators Corporation                             1.11%         102          17.71         1,806
IPCC      Infinity Property & Casualty Corporation                      1.11%          37          48.57         1,797
SIGI      Selective Insurance Group, Inc.                               1.12%         111          16.30         1,809

                    Schedule of Investments (cont'd.)

          S&P Target SMid 60 Portfolio, 4th Quarter 2010 Series
                                 FT 2557

                    At the Opening of Business on the
               Initial Date of Deposit-September 30, 2010

                                                                      Percentage
                                                                      of Aggregate    Number      Market      Cost of
Ticker Symbol and                                                     Offering        of          Value per   Securities to
Name of Issuer of Securities (1)(4)                                   Price           Shares      Share       the Trust (2)
____________________________________                                  ____________    ______      _________   _____________
Health Care (1.11%):
HWAY     Healthways, Inc. *                                             1.11%         149         $12.08      $  1,800

Industrials (8.89%):
DY       Dycom Industries, Inc. *                                       1.11%         185           9.76         1,806
GKSR     G&K Services, Inc.                                             1.12%          79          22.88         1,808
JBLU     JetBlue Airways Corporation *                                  2.22%         541           6.66         3,603
SFN      SFN Group Inc. *                                               1.11%         295           6.11         1,802
SKYW     SkyWest, Inc.                                                  1.11%         129          13.92         1,796
TRN      Trinity Industries, Inc.                                       2.22%         162          22.22         3,600

Information Technology (18.88%):
ARW      Arrow Electronics, Inc. *                                      2.23%         135          26.73         3,609
ATMI     ATMI, Inc. *                                                   1.11%         118          15.25         1,800
AVT      Avnet Inc. *                                                   2.22%         133          27.03         3,595
BHE      Benchmark Electronics, Inc. *                                  1.11%         108          16.65         1,798
BBOX     Black Box Corporation                                          1.11%          56          32.23         1,805
FCS      Fairchild Semiconductor International, Inc. *                  2.22%         384           9.38         3,602
INSP     InfoSpace, Inc. *                                              1.11%         207           8.69         1,799
IM       Ingram Micro Inc. *                                            2.22%         219          16.42         3,596
IRF      International Rectifier Corporation *                          2.22%         169          21.26         3,593
UNTD     United Online, Inc.                                            1.11%         313           5.75         1,800
VSH      Vishay Intertechnology, Inc. *                                 2.22%         368           9.78         3,599

Materials (7.79%):
ASH      Ashland Inc.                                                   2.23%          73          49.59         3,620
CENX     Century Aluminum Company *                                     1.12%         140          12.91         1,807
KALU     Kaiser Aluminum Corporation                                    1.10%          42          42.55         1,787
LPX      Louisiana-Pacific Corporation *                                2.22%         463           7.78         3,602
OMG      OM Group, Inc. *                                               1.12%          60          30.17         1,810

Telecommunication Services (2.22%):
TDS      Telephone and Data Systems, Inc.                               2.22%         110          32.78         3,606

Utilities (5.54%):
AVA      Avista Corporation                                             1.11%          86          20.97         1,803
BKH      Black Hills Corporation                                        2.21%         115          31.20         3,588
NVE      NV Energy Inc.                                                 2.22%         277          12.99         3,598
                                                                      _______                                 ________
              Total Investments                                       100.00%                                 $162,107
                                                                      =======                                 ========

______________________

See "Notes to Schedules of Investments" on page 52.

                         Schedule of Investments

             Target 50/50 Portfolio, 4th Quarter 2010 Series
                                 FT 2557

                    At the Opening of Business on the
               Initial Date of Deposit-September 30, 2010

                                                                          Percentage
                                                                          of Aggregate   Number     Market      Cost of
Ticker Symbol and                                                         Offering       of         Value per   Securities to
Name of Issuer of Securities (1)(4)                                       Price          Shares     Share       the Trust (2)
___________________________________                                       ____________   ______     _________   _____________
COMMON STOCKS (100.00%):
Consumer Discretionary (14.44%):
NDN          99 Cents Only Stores *                                         0.30%         56        $ 18.79     $  1,052
AAP          Advance Auto Parts, Inc.                                       0.28%         16          59.66          955
ALV          Autoliv, Inc. +                                                0.32%         17          65.31        1,110
AZO          AutoZone, Inc. *                                               0.93%         14         230.56        3,228
BH           Biglari Holdings Inc. *                                        0.09%          1         328.28          328
CAB          Cabela's Incorporated *                                        0.29%         54          18.82        1,016
CMG          Chipotle Mexican Grill, Inc. *                                 0.30%          6         176.03        1,056
COH          Coach, Inc.                                                    0.42%         34          43.13        1,466
CBRL         Cracker Barrel Old Country Store Inc.                          0.28%         19          50.57          961
DECK         Deckers Outdoor Corporation *                                  0.12%          8          50.07          401
DTV          DIRECTV, Inc. *                                                1.03%         85          41.99        3,569
DLTR         Dollar Tree, Inc. *                                            0.36%         25          49.39        1,235
DPZ          Domino's Pizza, Inc. *                                         0.08%         22          13.24          291
FDO          Family Dollar Stores, Inc.                                     0.19%         15          44.05          661
FOSL         Fossil, Inc. *                                                 0.21%         14          52.89          740
HGG          hhgregg, Inc. *                                                0.23%         32          24.90          797
HIBB         Hibbett Sports Inc. *                                          0.17%         23          25.03          576
HD           The Home Depot, Inc.                                           1.66%        181          31.81        5,758
JAS          Jo-Ann Stores, Inc. *                                          0.29%         22          44.95          989
JOSB         Jos. A. Bank Clothiers, Inc. *                                 0.28%         22          43.45          956
LRN          K12, Inc. *                                                    0.21%         25          29.00          725
MGA          Magna International Inc. (Class A) +                           0.52%         22          81.79        1,799
MCD          McDonald's Corporation                                         1.65%         77          74.45        5,733
MNRO         Monro Muffler Brake, Inc.                                      0.23%         17          46.56          792
NFLX         Netflix Inc. *                                                 0.49%         10         170.63        1,706
PFCB         P.F. Chang's China Bistro, Inc.                                0.25%         19          46.26          879
PCLN         priceline.com Incorporated *                                   1.50%         15         348.13        5,222
ROST         Ross Stores, Inc.                                              0.19%         12          55.66          668
SFLY         Shutterfly, Inc. *                                             0.17%         22          26.48          583
SHOO         Steven Madden, Ltd. *                                          0.27%         22          42.00          924
TXRH         Texas Roadhouse, Inc. *                                        0.24%         58          14.28          828
TSCO         Tractor Supply Company                                         0.16%         14          39.22          549
VCI          Valassis Communications, Inc. *                                0.10%         10          34.62          346
VMED         Virgin Media Inc.                                              0.21%         32          22.88          732
VIV FP       Vivendi S.A. #                                                 0.42%         53          27.16        1,439

Consumer Staples (1.61%):
SAM          The Boston Beer Company, Inc. *                                0.10%          5          67.56          338
BF/B         Brown-Forman Corporation                                       0.05%          3          61.49          184
DMND         Diamond Foods, Inc.                                            0.21%         18          40.78          734
HLF          Herbalife Ltd. +                                               0.20%         12          59.27          711
LO           Lorillard, Inc.                                                0.12%          5          80.70          404
PM           Philip Morris International Inc.                               0.93%         57          56.32        3,210

                    Schedule of Investments (cont'd.)

             Target 50/50 Portfolio, 4th Quarter 2010 Series
                                 FT 2557

                    At the Opening of Business on the
               Initial Date of Deposit-September 30, 2010

                                                                          Percentage
                                                                          of Aggregate   Number     Market      Cost of
Ticker Symbol and                                                         Offering       of         Value per   Securities to
Name of Issuer of Securities (1)(4)                                       Price          Shares     Share       the Trust (2)
___________________________________                                       ____________   ______     _________   _____________
Energy (2.30%):
APA          Apache Corporation                                             0.17%            6      $ 98.03     $    588
CVX          Chevron Corporation                                            0.75%           32        81.28        2,601
ENI IM       Eni SpA #                                                      0.42%           67        21.66        1,451
FTI          FMC Technologies, Inc. *                                       0.04%            2        68.96          138
GPRE         Green Plains Renewable Energy Inc. *                           0.09%           25        11.82          296
RDSB LN      Royal Dutch Shell Plc #                                        0.41%           49        29.15        1,428
FP FP        Total S.A. #                                                   0.42%           28        51.72        1,448

Financials (21.11%):
ALL          The Allstate Corporation                                       2.49%          274        31.55        8,645
AEL          American Equity Investment Life Holding Company                0.14%           48        10.40          499
AF           Astoria Financial Corporation                                  2.50%          639        13.54        8,652
AV/ LN       Aviva Plc #                                                    0.42%          227         6.35        1,440
OZRK         Bank of the Ozarks, Inc.                                       0.15%           14        37.03          518
CB           The Chubb Corporation                                          0.54%           33        56.76        1,873
CINF         Cincinnati Financial Corporation                               2.50%          302        28.69        8,664
EZPW         EZCORP, Inc. *                                                 0.21%           37        19.91          737
FNB          F.N.B. Corporation                                             2.50%        1,012         8.56        8,663
FCFS         First Cash Financial Services, Inc. *                          0.19%           24        27.50          660
FFBC         First Financial Bancorp.                                       0.23%           47        16.83          791
MCY          Mercury General Corporation                                    2.50%          212        40.81        8,652
MUV2 GY      Muenchener Rueckversicherungs-Gesellschaft AG #                0.40%           10       138.61        1,386
NYB          New York Community Bancorp, Inc.                               2.50%          541        16.00        8,656
PRAA         Portfolio Recovery Associates, Inc. *                          0.27%           14        65.97          924
PGR          The Progressive Corporation                                    0.43%           71        20.80        1,477
SAN SM       Santander Central Hispano S.A. #                               0.41%          114        12.61        1,438
SUSQ         Susquehanna Bancshares, Inc.                                   0.26%          106         8.40          890
TROW         T. Rowe Price Group, Inc.                                      0.39%           27        49.64        1,340
TRV          The Travelers Companies, Inc.                                  1.67%          111        51.99        5,771
ZURN VX      Zurich Financial Services AG #                                 0.41%            6       236.94        1,422

Health Care (2.99%):
AMGN         Amgen Inc. *                                                   0.74%           47        54.94        2,582
ARIA         Ariad Pharmaceuticals Inc. *                                   0.09%           86         3.75          323
BIIB         Biogen Idec Inc. *                                             0.57%           36        55.36        1,993
CYBX         Cyberonics, Inc. *                                             0.18%           23        26.60          612
EW           Edwards Lifesciences Corporation *                             0.43%           22        67.94        1,495
HRC          Hill-Rom Holdings, Inc.                                        0.12%           12        35.48          426
PRXL         PAREXEL International Corporation *                            0.31%           47        22.88        1,075
VAR          Varian Medical Systems, Inc. *                                 0.10%            6        60.59          364
VPHM         ViroPharma Incorporated *                                      0.28%           63        15.23          959
ZOLL         Zoll Medical Corporation *                                     0.17%           18        32.49          585

                    Schedule of Investments (cont'd.)

             Target 50/50 Portfolio, 4th Quarter 2010 Series
                                 FT 2557

                    At the Opening of Business on the
               Initial Date of Deposit-September 30, 2010

                                                                          Percentage
                                                                          of Aggregate   Number     Market      Cost of
Ticker Symbol and                                                         Offering       of         Value per   Securities to
Name of Issuer of Securities (1)(4)                                       Price          Shares     Share       the Trust (2)
___________________________________                                       ____________   ______     _________   _____________
Industrials (11.90%):
ALK          Alaska Air Group, Inc. *                                       0.10%            7      $ 50.92     $    356
DNB          The Dun & Bradstreet Corporation                               0.11%            5        74.53          373
GEOY         GeoEye Inc. *                                                  0.21%           18        39.94          719
IIVI         II-VI Incorporated *                                           0.27%           25        37.60          940
JOYG         Joy Global Inc.                                                0.20%           10        70.83          708
MAS          Masco Corporation                                              2.50%          795        10.89        8,658
NOC          Northrop Grumman Corporation                                   3.06%          176        60.20       10,595
RRD          R. R. Donnelley & Sons Company                                 2.50%          508        17.04        8,656
TAL          TAL International Group, Inc.                                  0.17%           24        25.10          602
TRN          Trinity Industries, Inc.                                       2.50%          390        22.22        8,666
GWW          W.W. Grainger, Inc.                                            0.28%            8       119.56          956

Information Technology (14.47%):
APKT         Acme Packet, Inc. *                                            0.14%           12        40.14          482
ALTR         Altera Corporation                                             0.27%           30        30.62          919
AAPL         Apple Inc. *                                                   2.07%           25       287.37        7,184
BIDU         Baidu, Inc. (ADR) +*                                           2.28%           76       103.72        7,883
CRUS         Cirrus Logic, Inc. *                                           0.09%           16        19.02          304
CTSH         Cognizant Technology Solutions Corporation *                   0.54%           29        64.76        1,878
DTSI         DTS Inc. *                                                     0.16%           14        40.63          569
EBIX         Ebix Inc. *                                                    0.19%           28        23.84          668
FFIV         F5 Networks, Inc. *                                            0.48%           16       104.41        1,671
INFY         Infosys Technologies Limited (ADR) +                           1.08%           56        67.13        3,759
IBM          International Business Machines Corporation                    2.42%           62       135.48        8,400
INTU         Intuit Inc. *                                                  0.40%           31        44.45        1,378
LRCX         Lam Research Corporation *                                     0.15%           12        42.57          511
MSFT         Microsoft Corporation                                          2.59%          367        24.50        8,991
NTGR         NETGEAR, Inc. *                                                0.23%           29        27.32          792
NTCT         NetScout Systems, Inc. *                                       0.20%           33        20.71          683
PWER         Power-One, Inc. *                                              0.09%           32         9.25          296
RNOW         Rightnow Technologies, Inc. *                                  0.15%           26        19.54          508
SNDK         SanDisk Corporation *                                          0.72%           66        37.64        2,484
FIRE         Sourcefire, Inc. *                                             0.19%           22        29.20          642
TDC          Teradata Corporation *                                         0.03%            3        38.96          117

Materials (8.08%):
CLW          Clearwater Paper Corporation *                                 0.20%            9        76.39          688
DOW          The Dow Chemical Company                                       2.50%          316        27.39        8,655
IPHS         Innophos Holdings, Inc.                                        0.16%           17        32.20          547
KS           KapStone Paper and Packaging Corporation *                     0.13%           37        12.30          455
MWV          MeadWestvaco Corporation                                       2.50%          354        24.43        8,648
KWR          Quaker Chemical Corporation                                    0.09%            9        33.07          298
STLD         Steel Dynamics, Inc.                                           2.50%          613        14.13        8,662

                    Schedule of Investments (cont'd.)

             Target 50/50 Portfolio, 4th Quarter 2010 Series
                                 FT 2557

                    At the Opening of Business on the
               Initial Date of Deposit-September 30, 2010

                                                                          Percentage
                                                                          of Aggregate   Number     Market      Cost of
Ticker Symbol and                                                         Offering       of         Value per   Securities to
Name of Issuer of Securities (1)(4)                                       Price          Shares     Share       the Trust (2)
___________________________________                                       ____________   ______     _________   _____________
Telecommunication Services (2.39%):
DTE GY        Deutsche Telekom AG #                                          0.41%          104     $ 13.79     $  1,434
FTE FP        France Telecom S.A. #                                          0.42%           66       21.86        1,442
KPN NA        Koninklijke (Royal) KPN N.V. #                                 0.42%           93       15.53        1,444
MICC          Millicom International Cellular S.A. +                         0.31%           11       97.05        1,068
TEF SM        Telefonica S.A. #                                              0.41%           58       24.74        1,435
VOD LN        Vodafone Group Plc #                                           0.42%          577        2.50        1,444

Utilities (20.71%):
BKH           Black Hills Corporation                                        2.49%          277       31.20        8,642
CNL           Cleco Corporation                                              2.50%          293       29.58        8,667
D             Dominion Resources, Inc.                                       0.14%           11       43.95          483
DTE           DTE Energy Company                                             2.49%          187       46.16        8,632
EOAN GY       E.ON AG #                                                      0.42%           49       29.66        1,454
EIX           Edison International                                           2.50%          251       34.51        8,662
ENEL IM       Enel SpA #                                                     0.42%          274        5.27        1,444
GSZ FP        GDF Suez #                                                     0.41%           40       35.87        1,435
IBE SM        Iberdrola S.A. #                                               0.42%          188        7.66        1,440
NG/ LN        National Grid Plc #                                            0.42%          168        8.59        1,443
GAS           Nicor Inc.                                                     0.01%            1       45.62           46
NI            NiSource Inc.                                                  2.50%          496       17.46        8,660
PNW           Pinnacle West Capital Corporation                              2.49%          209       41.35        8,642
RWE GY        RWE AG #                                                       0.41%           21       67.91        1,426
SRG IM        Snam Rete Gas SpA #                                            0.42%          288        5.01        1,443
SO            The Southern Company                                           0.17%           16       37.42          599
UNS           Unisource Energy Corporation                                   2.50%          258       33.59        8,666
                                                                           _______                              ________
                   Total Investments                                       100.00%                              $346,465
                                                                           =======                              ========

______________________

See "Notes to Schedules of Investments" on page 52.

                         Schedule of Investments

     Target Diversified Dividend Portfolio, 4th Quarter 2010 Series
                                 FT 2557

                    At the Opening of Business on the
               Initial Date of Deposit-September 30, 2010

                                                                      Percentage
                                                                      of Aggregate    Number      Market      Cost of
Ticker Symbol and                                                     Offering        of          Value per   Securities to
Name of Issuer of Securities (1)(4)                                   Price           Shares      Share       the Trust (2)
___________________________________                                   ____________    ______      _________   _____________
COMMON STOCKS (100.00%):
Consumer Discretionary (10.01%):
BKS         Barnes & Noble, Inc.                                        2.50%         253         $ 16.44     $  4,159
BOBE        Bob Evans Farms, Inc.                                       2.51%         149           27.99        4,171
FL          Foot Locker, Inc.                                           2.50%         282           14.76        4,162
NPK         National Presto Industries, Inc.                            2.50%          38          109.39        4,157

Consumer Staples (9.99%):
CAG         ConAgra Foods, Inc.                                         2.50%         189           21.96        4,150
DLM         Del Monte Foods Company                                     2.50%         314           13.26        4,164
TAP         Molson Coors Brewing Company                                2.50%          88           47.27        4,160
UVV         Universal Corporation                                       2.49%         104           39.88        4,148

Energy (9.98%):
CVX         Chevron Corporation                                         2.49%          51           81.28        4,145
MRO         Marathon Oil Corporation                                    2.50%         126           33.01        4,159
OSG         Overseas Shipholding Group, Inc.                            2.50%         119           34.99        4,164
TDW         Tidewater Inc.                                              2.49%          93           44.58        4,146

Financials (10.01%):
BXS         BancorpSouth, Inc.                                          2.50%         296           14.04        4,156
CINF        Cincinnati Financial Corporation                            2.50%         145           28.69        4,160
FFIC        Flushing Financial Corporation                              2.50%         355           11.71        4,157
SAFT        Safety Insurance Group, Inc.                                2.51%          99           42.14        4,172

Health Care (10.00%):
CAH         Cardinal Health, Inc.                                       2.49%         125           33.15        4,144
LLY         Eli Lilly and Company                                       2.50%         114           36.53        4,164
JNJ         Johnson & Johnson                                           2.51%          67           62.31        4,175
MDT         Medtronic, Inc.                                             2.50%         125           33.29        4,161

Industrials (9.99%):
APOG        Apogee Enterprises, Inc.                                    2.50%         454            9.16        4,159
GMT         GATX Corporation                                            2.50%         142           29.22        4,149
HSC         Harsco Corporation                                          2.50%         170           24.43        4,153
RTN         Raytheon Company                                            2.49%          91           45.54        4,144

                    Schedule of Investments (cont'd.)

     Target Diversified Dividend Portfolio, 4th Quarter 2010 Series
                                 FT 2557

                    At the Opening of Business on the
               Initial Date of Deposit-September 30, 2010

                                                                      Percentage
                                                                      of Aggregate    Number      Market      Cost of
Ticker Symbol and                                                     Offering        of          Value per   Securities to
Name of Issuer of Securities (1)(4)                                   Price           Shares      Share       the Trust (2)
___________________________________                                   ____________    ______      _________   _____________
Information Technology (10.00%):
DBD         Diebold, Incorporated                                       2.50%         135         $ 30.81     $  4,159
INTC        Intel Corporation                                           2.50%         216           19.26        4,160
ISIL        Intersil Corporation                                        2.50%         358           11.60        4,153
MXIM        Maxim Integrated Products, Inc.                             2.50%         222           18.69        4,149

Materials (10.01%):
SHLM        A. Schulman, Inc.                                           2.51%         205           20.32        4,166
CMC         Commercial Metals Company                                   2.50%         287           14.51        4,164
SEE         Sealed Air Corporation                                      2.50%         184           22.59        4,157
SXT         Sensient Technologies Corporation                           2.50%         136           30.56        4,156

Telecommunication Services (10.00%):
T           AT&T Inc.                                                   2.50%         145           28.71        4,163
CTL         CenturyLink, Inc.                                           2.50%         105           39.62        4,160
TU          TELUS Corporation +                                         2.50%          98           42.39        4,154
VZ          Verizon Communications Inc.                                 2.50%         127           32.66        4,148

Utilities (10.01%):
AVA         Avista Corporation                                          2.50%         198           20.97        4,152
EIX         Edison International                                        2.51%         121           34.51        4,176
FE          FirstEnergy Corp.                                           2.50%         108           38.54        4,162
POM         Pepco Holdings, Inc.                                        2.50%         222           18.75        4,163
                                                                      _______                                 ________
                 Total Investments                                    100.00%                                 $166,321
                                                                      =======                                 ========

______________________

See "Notes to Schedules of Investments" on page 52.

                         Schedule of Investments

    Target Dividend Multi-Strategy Portfolio, 4th Quarter 2010 Series
                                 FT 2557

                    At the Opening of Business on the
               Initial Date of Deposit-September 30, 2010

                                                                        Percentage
                                                                        of Aggregate   Number      Market      Cost of
Ticker Symbol and                                                       Offering       of          Value per   Securities to
Name of Issuer of Securities (1)(4)                                     Price          Shares      Share       the Trust (2)
___________________________________                                     ____________   ______      _________   _____________
COMMON STOCKS (100.00%):
Consumer Discretionary (5.42%):
BKS             Barnes & Noble, Inc.                                      0.63%           80       $ 16.44     $  1,315
BOBE            Bob Evans Farms, Inc.                                     0.63%           47         27.99        1,316
330 HK          Esprit Holdings, Ltd. #                                   1.67%          648          5.41        3,504
FL              Foot Locker, Inc.                                         0.62%           89         14.76        1,314
NPK             National Presto Industries, Inc.                          0.62%           12        109.39        1,313
VIV FP          Vivendi S.A. #                                            1.25%           97         27.16        2,634

Consumer Staples (4.17%):
CAG             ConAgra Foods, Inc.                                       0.63%           60         21.96        1,318
DLM             Del Monte Foods Company                                   0.62%           99         13.26        1,313
KFT             Kraft Foods Inc.                                          1.66%          112         31.21        3,496
TAP             Molson Coors Brewing Company                              0.63%           28         47.27        1,324
UVV             Universal Corporation                                     0.63%           33         39.88        1,316

Energy (7.91%):
CVX             Chevron Corporation                                       0.62%           16         81.28        1,300
ENI IM          Eni SpA #                                                 1.25%          121         21.66        2,621
MRO             Marathon Oil Corporation                                  0.63%           40         33.01        1,320
OSG             Overseas Shipholding Group, Inc.                          0.63%           38         34.99        1,330
857 HK          PetroChina Company Limited #                              1.67%        3,034          1.15        3,504
RDSB LN         Royal Dutch Shell Plc #                                   1.25%           90         29.15        2,623
TDW             Tidewater Inc.                                            0.61%           29         44.58        1,293
FP FP           Total S.A. #                                              1.25%           51         51.72        2,638

Financials (23.33%):
ALL             The Allstate Corporation                                  1.25%           83         31.55        2,619
AF              Astoria Financial Corporation                             1.25%          194         13.54        2,627
AV/ LN          Aviva Plc #                                               1.25%          414          6.35        2,627
BXS             BancorpSouth, Inc.                                        0.63%           94         14.04        1,320
3988 HK         Bank of China Ltd. #                                      1.67%         6,646         0.53        3,504
2388 HK         BOC Hong Kong (Holdings) Limited #                        1.67%         1,112         3.15        3,504
CINF            Cincinnati Financial Corporation                          1.88%          138         28.69        3,959
FNB             F.N.B. Corporation                                        1.25%          307          8.56        2,628
FFIC            Flushing Financial Corporation                            0.62%          112         11.71        1,312
1398 HK         Industrial and Commercial Bank of China Ltd. #            1.67%         4,554         0.77        3,504
EMG LN          Man Group Plc #                                           1.67%         1,041         3.37        3,503
MCY             Mercury General Corporation                               1.24%           64         40.81        2,612
MUV2 GY         Muenchener Rueckversicherungs-Gesellschaft AG #           1.25%           19        138.61        2,634

                    Schedule of Investments (cont'd.)

    Target Dividend Multi-Strategy Portfolio, 4th Quarter 2010 Series
                                 FT 2557

                    At the Opening of Business on the
               Initial Date of Deposit-September 30, 2010

                                                                        Percentage
                                                                        of Aggregate   Number      Market      Cost of
Ticker Symbol and                                                       Offering       of          Value per   Securities to
Name of Issuer of Securities (1)(4)                                     Price          Shares      Share       the Trust (2)
___________________________________                                     ____________   ______      _________   _____________
Financials (cont'd.):
NYB             New York Community Bancorp, Inc.                          1.25%          164       $ 16.00     $ 2,624
RSA LN          Royal & Sun Alliance Insurance Group Plc #                1.67%        1,705          2.06       3,504
SAFT            Safety Insurance Group, Inc.                              0.62%           31         42.14       1,306
SAN SM          Santander Central Hispano S.A. #                          1.25%          208         12.61       2,623
ZURN VX         Zurich Financial Services AG #                            1.24%           11        236.94       2,606

Health Care (4.15%):
CAH             Cardinal Health, Inc.                                     0.63%           40         33.15       1,326
LLY             Eli Lilly and Company                                     0.62%           36         36.53       1,315
JNJ             Johnson & Johnson                                         0.62%           21         62.31       1,309
MDT             Medtronic, Inc.                                           0.62%           39         33.29       1,298
PFE             Pfizer Inc.                                               1.66%          201         17.40       3,497

Industrials (9.18%):
APOG            Apogee Enterprises, Inc.                                  0.62%          143          9.16       1,310
BA/ LN          BAE SYSTEMS Plc #                                         1.67%          650          5.39       3,504
GMT             GATX Corporation                                          0.62%           45         29.22       1,315
HSC             Harsco Corporation                                        0.63%           54         24.43       1,319
MAS             Masco Corporation                                         1.25%          241         10.89       2,624
NOC             Northrop Grumman Corporation                              1.26%           44         60.20       2,649
RRD             R. R. Donnelley & Sons Company                            1.25%          154         17.04       2,624
RTN             Raytheon Company                                          0.63%           29         45.54       1,321
TRN             Trinity Industries, Inc.                                  1.25%          118         22.22       2,622

Information Technology (4.16%):
DBD             Diebold, Incorporated                                     0.63%           43         30.81       1,325
INTC            Intel Corporation                                         2.29%          250         19.26       4,815
ISIL            Intersil Corporation                                      0.62%          113         11.60       1,311
MXIM            Maxim Integrated Products, Inc.                           0.62%           70         18.69       1,308

Materials (6.25%):
SHLM            A. Schulman, Inc.                                         0.63%           65         20.32       1,321
CMC             Commercial Metals Company                                 0.63%           91         14.51       1,320
DOW             The Dow Chemical Company                                  1.25%           96         27.39       2,629
MWV             MeadWestvaco Corporation                                  1.25%          108         24.43       2,638
SEE             Sealed Air Corporation                                    0.62%           58         22.59       1,310
SXT             Sensient Technologies Corporation                         0.62%           43         30.56       1,314
STLD            Steel Dynamics, Inc.                                      1.25%          186         14.13       2,628

                    Schedule of Investments (cont'd.)

    Target Dividend Multi-Strategy Portfolio, 4th Quarter 2010 Series
                                 FT 2557

                    At the Opening of Business on the
               Initial Date of Deposit-September 30, 2010

                                                                        Percentage
                                                                        of Aggregate   Number      Market      Cost of
Ticker Symbol and                                                       Offering       of          Value per   Securities to
Name of Issuer of Securities (1)(4)                                     Price          Shares      Share       the Trust (2)
___________________________________                                     ____________   ______      _________   _____________
Telecommunication Services (15.41%):
T               AT&T Inc.                                                 2.30%          168       $ 28.71     $  4,824
BT/A LN         BT Group Plc #                                            1.67%        1,572          2.23        3,504
CTL             CenturyLink, Inc.                                         0.62%           33         39.62        1,307
DTE GY          Deutsche Telekom AG #                                     1.25%          191         13.79        2,634
FTE FP          France Telecom S.A. #                                     1.25%          120         21.86        2,623
KPN NA          Koninklijke (Royal) KPN N.V. #                            1.25%          169         15.53        2,625
TEF SM          Telefonica S.A. #                                         1.25%          106         24.74        2,622
TU              TELUS Corporation +                                       0.62%           31         42.39        1,314
VZ              Verizon Communications Inc.                               2.28%          147         32.66        4,801
VOD LN          Vodafone Group Plc #                                      2.92%        2,452          2.50        6,135

Utilities (20.02%):
AVA             Avista Corporation                                        0.63%           63         20.97        1,321
BKH             Black Hills Corporation                                   1.25%           84         31.20        2,621
CNL             Cleco Corporation                                         1.25%           89         29.58        2,633
DTE             DTE Energy Company                                        1.25%           57         46.16        2,631
EOAN GY         E.ON AG #                                                 1.26%           89         29.66        2,640
EIX             Edison International                                      1.87%          114         34.51        3,934
ENEL IM         Enel SpA #                                                1.25%          499          5.27        2,630
FE              FirstEnergy Corp.                                         0.62%           34         38.54        1,310
GSZ FP          GDF Suez #                                                1.25%           73         35.87        2,619
IBE SM          Iberdrola S.A. #                                          1.25%          343          7.66        2,627
NG/ LN          National Grid Plc #                                       1.25%          306          8.59        2,628
NI              NiSource Inc.                                             1.25%          150         17.46        2,619
POM             Pepco Holdings, Inc.                                      0.62%           70         18.75        1,313
PNW             Pinnacle West Capital Corporation                         1.26%           64         41.35        2,646
RWE GY          RWE AG #                                                  1.26%           39         67.91        2,648
SRG IM          Snam Rete Gas SpA #                                       1.25%          525          5.01        2,630
UNS             Unisource Energy Corporation                              1.25%           78         33.59        2,620
                                                                        _______                                ________
                     Total Investments                                  100.00%                                $210,219
                                                                        =======                                ========

______________________

See "Notes to Schedules of Investments" on page 52.

                         Schedule of Investments

          Target Double Play Portfolio, 4th Quarter 2010 Series
                                 FT 2557

                    At the Opening of Business on the
               Initial Date of Deposit-September 30, 2010

                                                                        Percentage        Number     Market      Cost of
Ticker Symbol and                                                       of Aggregate      of         Value per   Securities to
Name of Issuer of Securities (1)(4)                                     Offering Price    Shares     Share       the Trust (2)
___________________________________                                     ______________    ______     _________   _____________
COMMON STOCKS (100.00%):
Consumer Discretionary (26.96%):
AAP      Advance Auto Parts, Inc.                                         1.70%            50        $ 59.66     $  2,983
ALV      Autoliv, Inc. +                                                  1.97%            53          65.31        3,461
AZO      AutoZone, Inc. *                                                 3.54%            27         230.56        6,225
CMG      Chipotle Mexican Grill, Inc. *                                   1.90%            19         176.03        3,345
DECK     Deckers Outdoor Corporation *                                    0.66%            23          50.07        1,152
DLTR     Dollar Tree, Inc. *                                              2.14%            76          49.39        3,754
DPZ      Domino's Pizza, Inc. *                                           0.51%            67          13.24          887
FOSL     Fossil, Inc. *                                                   1.26%            42          52.89        2,221
MGA      Magna International Inc. (Class A) +                             3.07%            66          81.79        5,398
NFLX     Netflix Inc. *                                                   2.91%            30         170.63        5,119
PCLN     priceline.com Incorporated *                                     5.75%            29         348.13       10,096
TSCO     Tractor Supply Company                                           0.98%            44          39.22        1,726
VCI      Valassis Communications, Inc. *                                  0.57%            29          34.62        1,004

Consumer Staples (1.71%):
SAM      The Boston Beer Company, Inc. *                                  0.50%            13          67.56          878
HLF      Herbalife Ltd. +                                                 1.21%            36          59.27        2,134

Financials (14.99%):
ALL      The Allstate Corporation                                         2.50%           139          31.55        4,385
AF       Astoria Financial Corporation                                    2.50%           324          13.54        4,387
CINF     Cincinnati Financial Corporation                                 2.50%           153          28.69        4,390
FNB      F.N.B. Corporation                                               2.50%           513           8.56        4,391
MCY      Mercury General Corporation                                      2.49%           107          40.81        4,367
NYB      New York Community Bancorp, Inc.                                 2.50%           274          16.00        4,384

Health Care (3.40%):
EW       Edwards Lifesciences Corporation *                               2.63%            68          67.94        4,620
HRC      Hill-Rom Holdings, Inc.                                          0.77%            38          35.48        1,348

Industrials (10.60%):
ALK      Alaska Air Group, Inc. *                                         0.61%            21          50.92        1,069
MAS      Masco Corporation                                                2.50%           403          10.89        4,389
NOC      Northrop Grumman Corporation                                     2.50%            73          60.20        4,395
RRD      R. R. Donnelley & Sons Company                                   2.50%           258          17.04        4,396
TRN      Trinity Industries, Inc.                                         2.49%           197          22.22        4,377

                    Schedule of Investments (cont'd.)

          Target Double Play Portfolio, 4th Quarter 2010 Series
                                 FT 2557


                    At the Opening of Business on the
               Initial Date of Deposit-September 30, 2010


                                                                        Percentage        Number     Market      Cost of
Ticker Symbol and                                                       of Aggregate      of         Value per   Securities to
Name of Issuer of Securities (1)(4)                                     Offering Price    Shares     Share       the Trust (2)
___________________________________                                     ______________    ______     _________   _____________
Information Technology (16.85%):
APKT     Acme Packet, Inc. *                                              0.85%            37        $ 40.14     $  1,485
BIDU     Baidu, Inc. (ADR) +*                                             9.27%           157         103.72       16,284
CRUS     Cirrus Logic, Inc. *                                             0.51%            47          19.02          894
FFIV     F5 Networks, Inc. *                                              2.85%            48         104.41        5,012
PWER     Power-One, Inc. *                                                0.50%            95           9.25          879
SNDK     SanDisk Corporation *                                            2.87%           134          37.64        5,044

Materials (8.00%):
DOW      The Dow Chemical Company                                         2.49%           160          27.39        4,382
MWV      MeadWestvaco Corporation                                         2.50%           180          24.43        4,397
KWR      Quaker Chemical Corporation                                      0.51%            27          33.07          893
STLD     Steel Dynamics, Inc.                                             2.50%           311          14.13        4,394

Utilities (17.49%):
BKH      Black Hills Corporation                                          2.50%           141          31.20        4,399
CNL      Cleco Corporation                                                2.49%           148          29.58        4,378
DTE      DTE Energy Company                                               2.50%            95          46.16        4,385
EIX      Edison International                                             2.50%           127          34.51        4,383
NI       NiSource Inc.                                                    2.50%           251          17.46        4,383
PNW      Pinnacle West Capital Corporation                                2.50%           106          41.35        4,383
UNS      Unisource Energy Corporation                                     2.50%           131          33.59        4,400
                                                                        _______                                  ________
              Total Investments                                         100.00%                                  $175,656
                                                                        =======                                  ========

______________________

See "Notes to Schedules of Investments" on page 52.

                         Schedule of Investments

          Target Focus Five Portfolio, 4th Quarter 2010 Series
                                 FT 2557

                    At the Opening of Business on the
               Initial Date of Deposit-September 30, 2010

                                                                         Percentage       Number    Market      Cost of
Ticker Symbol and                                                        of Aggregate     of        Value       Securities to
Name of Issuer of Securities (1)(4)                                      Offering Price   Shares    per Share   the Trust (2)
___________________________________                                      ______________   ______    _________   _____________
COMMON STOCKS (100.00%):
Consumer Discretionary (24.90%):
AAP           Advance Auto Parts, Inc.                                     0.82%           38       $ 59.66     $  2,267
AM            American Greetings Corporation                               0.53%           79         18.76        1,482
ALV           Autoliv, Inc. +                                              0.94%           40         65.31        2,612
AZO           AutoZone, Inc. *                                             1.66%           20        230.56        4,611
BKS           Barnes & Noble, Inc.                                         0.53%           90         16.44        1,480
BMW GY        Bayerische Motoren Werke (BMW) AG #                          1.00%           40         69.59        2,784
BOBE          Bob Evans Farms, Inc.                                        0.53%           53         27.99        1,483
CMG           Chipotle Mexican Grill, Inc. *                               0.89%           14        176.03        2,464
PSS           Collective Brands, Inc. *                                    0.53%           90         16.37        1,473
DECK          Deckers Outdoor Corporation *                                0.32%           18         50.07          901
DLTR          Dollar Tree, Inc. *                                          1.03%           58         49.39        2,865
DPZ           Domino's Pizza, Inc. *                                       0.24%           51         13.24          675
SSP           The E.W. Scripps Company *                                   0.27%           92          8.04          740
FL            Foot Locker, Inc.                                            0.53%          100         14.76        1,476
FOSL          Fossil, Inc. *                                               0.61%           32         52.89        1,692
GPI           Group 1 Automotive, Inc. *                                   0.27%           26         29.01          754
7267 JP       Honda Motor Co., Ltd. #                                      0.99%           77         35.82        2,758
HMC           Honda Motor Co., Ltd. (ADR) +                                0.32%           25         35.58          889
MGA           Magna International Inc. (Class A) +                         1.47%           50         81.79        4,089
MHK           Mohawk Industries, Inc. *                                    0.53%           28         52.37        1,466
NFLX          Netflix Inc. *                                               1.41%           23        170.63        3,924
PC            Panasonic Corporation +                                      0.32%           65         13.67          889
PERY          Perry Ellis International, Inc. *                            0.27%           33         22.31          736
PCLN          priceline.com Incorporated *                                 2.76%           22        348.13        7,659
ZQK           Quiksilver, Inc. *                                           0.27%          187          3.95          739
RRGB          Red Robin Gourmet Burgers Inc. *                             0.27%           37         20.06          742
RGS           Regis Corporation                                            0.53%           78         18.98        1,480
RCII          Rent-A-Center, Inc.                                          0.54%           67         22.19        1,487
SKS           Saks, Inc. *                                                 0.53%          171          8.66        1,481
SCHL          Scholastic Corporation                                       0.53%           53         27.90        1,479
SNE           Sony Corporation (ADR) +                                     0.32%           28         31.45          881
SSI           Stage Stores, Inc.                                           0.26%           57         12.88          734
SPF           Standard Pacific Corp. *                                     0.27%          188          3.93          739
TM            Toyota Motor Corporation (ADR) +                             0.32%           12         73.00          876
TSCO          Tractor Supply Company                                       0.47%           33         39.22        1,294
VCI           Valassis Communications, Inc. *                              0.27%           22         34.62          762
VOW3 GY       Volkswagen Ag-Pfd #                                          1.02%           23        122.60        2,820
WEN           Wendy's/Arby's Group, Inc.                                   0.53%          334          4.44        1,483

                    Schedule of Investments (cont'd.)

          Target Focus Five Portfolio, 4th Quarter 2010 Series
                                 FT 2557

                    At the Opening of Business on the
               Initial Date of Deposit-September 30, 2010

                                                                         Percentage       Number    Market      Cost of
Ticker Symbol and                                                        of Aggregate     of        Value       Securities to
Name of Issuer of Securities (1)(4)                                      Offering Price   Shares    per Share   the Trust (2)
___________________________________                                      ______________   ______    _________   _____________
Consumer Staples (1.35%):
SAM           The Boston Beer Company, Inc. *                              0.24%           10       $ 67.56     $    676
HLF           Herbalife Ltd. +                                             0.58%           27         59.27        1,600
SFD           Smithfield Foods, Inc. *                                     0.53%           87         16.99        1,478

Energy (6.97%):
BAS           Basic Energy Services, Inc. *                                0.27%           88          8.41          740
BP            BP Plc (ADR) +*                                              0.32%           22         40.00          880
BRS           Bristow Group, Inc. *                                        0.26%           20         36.58          732
ECA           EnCana Corp. +                                               0.32%           31         28.86          895
ENI IM        Eni SpA #                                                    1.00%          128         21.66        2,772
E             Eni SpA (ADR) +                                              0.31%           20         43.35          867
EXH           Exterran Holdings Inc. *                                     0.54%           66         22.50        1,485
GIFI          Gulf Island Fabrication, Inc.                                0.27%           41         18.14          744
HOS           Hornbeck Offshore Services, Inc. *                           0.27%           38         19.41          738
PDC           Pioneer Drilling Company *                                   0.27%          118          6.27          740
PXP           Plains Exploration & Production Company *                    0.54%           56         26.55        1,487
REP SM        Repsol YPF, S.A. #                                           1.00%          108         25.79        2,785
REP           Repsol YPF, S.A. (ADR) +                                     0.32%           34         25.79          877
RDSB LN       Royal Dutch Shell Plc #                                      1.00%           95         29.15        2,769
CKH           SEACOR Holdings Inc. *                                       0.28%            9         85.40          769

Financials (16.82%):
ALL           The Allstate Corporation                                     1.21%          106         31.55        3,344
AFG           American Financial Group, Inc.                               0.54%           49         30.48        1,493
AF            Astoria Financial Corporation                                1.20%          246         13.54        3,331
BCS           Barclays Plc (ADR) +                                         0.32%           46         19.20          883
1 HK          Cheung Kong (Holdings) Limited #                             1.00%          188         14.78        2,779
CINF          Cincinnati Financial Corporation                             1.20%          116         28.69        3,328
CS            Credit Suisse Group (ADR) +                                  0.32%           20         43.84          877
DB            Deutsche Bank AG +                                           0.33%           17         53.27          906
RE            Everest Re Group, Ltd. +                                     0.53%           17         86.01        1,462
FNB           F.N.B. Corporation                                           1.20%          389          8.56        3,330
FNF           Fidelity National Financial, Inc.                            0.53%           94         15.68        1,474
101 HK        Hang Lung Properties Limited #                               1.00%          584          4.76        2,778
HMN           Horace Mann Educators Corporation                            0.27%           42         17.71          744
IPCC          Infinity Property & Casualty Corporation                     0.26%           15         48.57          729
LYG           Lloyds Banking Group Plc (ADR) +*                            0.32%          191          4.65          888
MFC           Manulife Financial Corporation +                             0.32%           71         12.54          890
MCY           Mercury General Corporation                                  1.21%           82         40.81        3,346
MTU           Mitsubishi UFJ Financial Group, Inc. (MUFG)                  0.32%          184          4.83          889
              (ADR) +
MFG           Mizuho Financial Group, Inc. +                               0.32%          303          2.93          888

                    Schedule of Investments (cont'd.)

          Target Focus Five Portfolio, 4th Quarter 2010 Series
                                 FT 2557

                    At the Opening of Business on the
               Initial Date of Deposit-September 30, 2010

                                                                         Percentage       Number    Market      Cost of
Ticker Symbol and                                                        of Aggregate     of        Value       Securities to
Name of Issuer of Securities (1)(4)                                      Offering Price   Shares    per Share   the Trust (2)
___________________________________                                      ______________   ______    _________   _____________
Financials (cont'd.):
NYB           New York Community Bancorp, Inc.                             1.20%          208       $ 16.00     $  3,328
NMR           Nomura Holdings, Inc. (ADR) +                                0.32%          183          4.85          888
SIGI          Selective Insurance Group, Inc.                              0.26%           45         16.30          733
SLF           Sun Life Financial Inc. +                                    0.32%           35         25.72          900
19 HK         Swire Pacific Limited #                                      1.00%          200         13.87        2,774
UBS           UBS AG +*                                                    0.32%           51         17.43          889
4 HK          Wharf Holdings Ltd #                                         1.00%          433          6.41        2,774

Health Care (3.90%):
AZN LN        AstraZeneca Plc #                                            0.99%           54         51.11        2,760
EW            Edwards Lifesciences Corporation *                           1.27%           52         67.94        3,533
HWAY          Healthways, Inc. *                                           0.27%           61         12.08          737
HRC           Hill-Rom Holdings, Inc.                                      0.37%           29         35.48        1,029
SAN FP        Sanofi-Aventis #                                             1.00%           41         67.42        2,764

Industrials (8.22%):
ALK           Alaska Air Group, Inc. *                                     0.29%           16         50.92          815
DY            Dycom Industries, Inc. *                                     0.27%           76          9.76          742
GKSR          G&K Services, Inc.                                           0.26%           32         22.88          732
JBLU          JetBlue Airways Corporation *                                0.53%          222          6.66        1,478
MAS           Masco Corporation                                            1.20%          306         10.89        3,332
NOC           Northrop Grumman Corporation                                 1.19%           55         60.20        3,311
RRD           R. R. Donnelley & Sons Company                               1.20%          195         17.04        3,323
SFN           SFN Group Inc. *                                             0.27%          121          6.11          739
SKYW          SkyWest, Inc.                                                0.27%           53         13.92          738
8053 JP       Sumitomo Corporation #                                       1.00%          211         13.14        2,773
TRN           Trinity Industries, Inc.                                     1.74%          217         22.22        4,822

Information Technology (13.93%):
APKT          Acme Packet, Inc. *                                          0.41%           28         40.14        1,124
ARW           Arrow Electronics, Inc. *                                    0.53%           55         26.73        1,470
ATMI          ATMI, Inc. *                                                 0.27%           49         15.25          747
AVT           Avnet Inc. *                                                 0.54%           55         27.03        1,487
BIDU          Baidu, Inc. (ADR) +*                                         4.45%          119        103.72       12,343
BHE           Benchmark Electronics, Inc. *                                0.26%           44         16.65          733
BBOX          Black Box Corporation                                        0.27%           23         32.23          741
CRUS          Cirrus Logic, Inc. *                                         0.24%           35         19.02          666
FFIV          F5 Networks, Inc. *                                          1.36%           36        104.41        3,759
FCS           Fairchild Semiconductor International, Inc. *                0.53%          158          9.38        1,482
6501 JP       Hitachi, Ltd. #                                              1.00%          621          4.47        2,777
HIT           Hitachi, Ltd. (ADR) +                                        0.32%           20         44.49          890
INSP          InfoSpace, Inc. *                                            0.27%           85          8.69          739
IM            Ingram Micro Inc. *                                          0.53%           90         16.42        1,478
IRF           International Rectifier Corporation *                        0.54%           70         21.26        1,488

                    Schedule of Investments (cont'd.)

          Target Focus Five Portfolio, 4th Quarter 2010 Series
                                 FT 2557

                    At the Opening of Business on the
               Initial Date of Deposit-September 30, 2010

                                                                         Percentage       Number    Market      Cost of
Ticker Symbol and                                                        of Aggregate     of        Value       Securities to
Name of Issuer of Securities (1)(4)                                      Offering Price   Shares    per Share   the Trust (2)
___________________________________                                      ______________   ______    _________   _____________
Information Technology (cont'd.):
PWER          Power-One, Inc. *                                            0.24%             72     $  9.25     $    666
SNDK          SanDisk Corporation *                                        1.37%            101       37.64        3,802
UNTD          United Online, Inc.                                          0.27%            129        5.75          742
VSH           Vishay Intertechnology, Inc. *                               0.53%            151        9.78        1,477

Materials (5.72%):
ASH           Ashland Inc.                                                 0.54%             30       49.59        1,488
CENX          Century Aluminum Company *                                   0.27%             57       12.91          736
DOW           The Dow Chemical Company                                     1.20%            122       27.39        3,342
KALU          Kaiser Aluminum Corporation                                  0.26%             17       42.55          723
LPX           Louisiana-Pacific Corporation *                              0.53%            190        7.78        1,478
MWV           MeadWestvaco Corporation                                     1.20%            136       24.43        3,322
OMG           OM Group, Inc. *                                             0.27%             25       30.17          754
KWR           Quaker Chemical Corporation                                  0.25%             21       33.07          694
STLD          Steel Dynamics, Inc.                                         1.20%            236       14.13        3,335

Telecommunication Services (5.81%):
CHU           China Unicom Ltd. (ADR) +                                    0.32%             61       14.64          893
NTT           Nippon Telegraph and Telephone Corporation (ADR) +           0.32%             40       22.34          894
9432 JP       Nippon Telegraph and Telephone Corporation (NTT) #           1.00%             62       44.78        2,776
DCM           NTT DoCoMo, Inc. (ADR) +                                     0.32%             52       16.91          879
TIT IM        Telecom Italia SpA #                                         1.00%          1,971        1.41        2,775
TI            Telecom Italia SpA (ADR) +                                   0.32%             63       14.05          885
TEL NO        Telenor ASA #                                                1.00%            174       15.92        2,769
TDS           Telephone and Data Systems, Inc.                             0.53%             45       32.78        1,475
VOD LN        Vodafone Group Plc #                                         1.00%          1,109        2.50        2,775

Utilities (12.38%):
AVA           Avista Corporation                                           0.26%             35       20.97          734
BKH           Black Hills Corporation                                      1.73%            154       31.20        4,804
CNA LN        Centrica Plc #                                               1.00%            542        5.12        2,775
CNL           Cleco Corporation                                            1.21%            113       29.58        3,343
DTE           DTE Energy Company                                           1.20%             72       46.16        3,324
EOAN GY       E.ON AG #                                                    1.01%             94       29.66        2,788
EIX           Edison International                                         1.19%             96       34.51        3,313
KEP           Korea Electric Power Corporation (ADR) +*                    0.32%             68       13.05          887
NI            NiSource Inc.                                                1.20%            191       17.46        3,335
NVE           NV Energy Inc.                                               0.53%            114       12.99        1,481
PNW           Pinnacle West Capital Corporation                            1.21%             81       41.35        3,349
UNS           Unisource Energy Corporation                                 1.20%             99       33.59        3,325
VE            Veolia Environnement (ADR) +                                 0.32%             33       26.86          886
                                                                         _______                                ________
                   Total Investments                                     100.00%                                $277,421
                                                                         =======                                ========

___________

See "Notes to Schedules of Investments" on page 52.

                         Schedule of Investments

    Target Global Dividend Leaders Portfolio, 4th Quarter 2010 Series
                                 FT 2557

 At the Opening of Business on the Initial Date of Deposit-September 30, 2010

                                                                      Percentage
                                                                      of Aggregate    Number      Market      Cost of
Ticker Symbol and                                                     Offering        of          Value per   Securities to
Name of Issuer of Securities (1)(4)                                   Price           Shares      Share       the Trust (2)
___________________________________                                   ____________    ______      _________   _____________
COMMON STOCKS (100.00%):
Consumer Discretionary (6.01%):
CNK         Cinemark Holdings, Inc.                                     2.00%         210         $16.16      $  3,394
GRMN        Garmin Ltd. +                                               2.01%         111          30.64         3,401
LEG         Leggett & Platt, Incorporated                               2.00%         148          22.94         3,395

Consumer Staples (10.00%):
MO          Altria Group, Inc.                                          2.00%         140          24.25         3,395
BTI         British American Tobacco Plc (ADR) +                        1.99%          45          74.95         3,373
PM          Philip Morris International Inc.                            1.99%          60          56.32         3,379
RAI         Reynolds American Inc.                                      2.02%          57          59.92         3,415
VGR         Vector Group Ltd.                                           2.00%         182          18.67         3,398

Energy (10.00%):
DO          Diamond Offshore Drilling, Inc.                             1.99%          49          68.88         3,375
PGH         Pengrowth Energy Trust +                                    2.00%         309          10.99         3,396
SDRL        Seadrill Limited +                                          2.00%         119          28.50         3,391
SFL         Ship Finance International Ltd. +                           2.00%         175          19.42         3,398
TOT         Total S.A. (ADR) +                                          2.01%          66          51.74         3,415

Financials (22.02%):
NLY         Annaly Capital Management Inc. (6)                          1.00%          92          18.40         1,693
BFR         BBVA Banco Frances SA (ADR) +                               2.00%         344           9.87         3,395
CIM         Chimera Investment Corporation (6)                          1.00%         409           4.15         1,697
GOV         Government Properties Income Trust (6)                      1.00%          64          26.50         1,696
HTS         Hatteras Financial Corp. (6)                                1.01%          59          28.97         1,709
HCN         Health Care REIT, Inc. (6)                                  1.00%          36          46.99         1,692
HIW         Highwood Properties, Inc. (6)                               1.00%          53          32.08         1,700
HPT         Hospitality Properties Trust (6)                            1.00%          76          22.38         1,701
MAC         The Macerich Company (6)                                    1.00%          40          42.42         1,697
MFA         MFA Mortgage Investments, Inc. (6)                          1.00%         221           7.66         1,693
NHI         National Health Investors, Inc. (6)                         1.00%          38          44.53         1,692
NNN         National Retail Properties Inc. (6)                         1.00%          68          25.02         1,701
NHP         Nationwide Health Properties, Inc. (6)                      1.00%          44          38.52         1,695
OHI         OMEGA Healthcare Investors, Inc. (6)                        1.00%          76          22.29         1,694
PCL         Plum Creek Timber Company, Inc. (6)                         1.00%          48          35.20         1,690
PCH         Potlatch Corporation (6)                                    1.00%          50          33.87         1,693
O           Realty Income Corporation (6)                               1.00%          50          33.78         1,689
RWT         Redwood Trust, Inc. (6)                                     1.00%         117          14.47         1,693
SNH         Senior Housing Properties Trust (6)                         1.00%          72          23.58         1,698

                    Schedule of Investments (cont'd.)

    Target Global Dividend Leaders Portfolio, 4th Quarter 2010 Series
                                 FT 2557

 At the Opening of Business on the Initial Date of Deposit-September 30, 2010


                                                                      Percentage
                                                                      of Aggregate    Number      Market      Cost of
Ticker Symbol and                                                     Offering        of          Value per   Securities to
Name of Issuer of Securities (1)(4)                                   Price           Shares      Share       the Trust (2)
___________________________________                                   ____________    ______      _________   _____________
Financials (cont'd.):
SSS         Sovran Self Storage, Inc. (6)                               1.01%          45         $37.95      $  1,708
VTR         Ventas, Inc. (6)                                            1.00%          33          51.35         1,695

Health Care (11.97%):
AZN         AstraZeneca Plc (ADR) +                                     1.99%          66          51.22         3,381
BMY         Bristol-Myers Squibb Company                                2.00%         124          27.37         3,394
LLY         Eli Lilly and Company                                       2.00%          93          36.53         3,397
GSK         GlaxoSmithKline Plc (ADR) +                                 1.99%          85          39.72         3,376
MRK         Merck & Co., Inc.                                           1.99%          91          37.12         3,378
SNY         Sanofi-Aventis (ADR) +                                      2.00%         101          33.63         3,397

Industrials (2.00%):
WERN        Werner Enterprises, Inc.                                    2.00%         164          20.68         3,392

Information Technology (5.99%):
MCHP        Microchip Technology Incorporated                           1.99%         107          31.56         3,377
SPIL        Siliconware Precision Industries Company (ADR) +            2.00%         640           5.30         3,392
TSM         Taiwan Semiconductor Manufacturing Company Ltd. (ADR) +     2.00%         330          10.28         3,392

Telecommunication Services (16.02%):
T           AT&T Inc.                                                   2.00%         118          28.71         3,388
CTL         CenturyLink, Inc.                                           2.01%          86          39.62         3,407
FTR         Frontier Communications Corp.                               2.00%         415           8.17         3,391
PT          Portugal Telecom SGPS SA (ADR) +                            2.00%         258          13.15         3,393
TEO         Telecom Argentina S.A. (ADR) +                              2.00%         154          22.01         3,390
TEF         Telefonica, S.A. (ADR) +                                    2.01%          46          74.12         3,409
TSP         Telesp-Telecomunicacoes de Sao Paulo S.A. (ADR) +           2.00%         140          24.27         3,398
WIN         Windstream Corporation                                      2.00%         271          12.51         3,390

Utilities (15.99%):
CMS         CMS Energy Corporation                                      2.00%         187          18.15         3,394
CIG         Companhia Energetica de Minas Gerais-CEMIG (ADR) +          2.00%         210          16.14         3,389
CPL         CPFL Energia S.A. (ADR) +                                   2.01%          49          69.62         3,411
D           Dominion Resources, Inc.                                    2.00%          77          43.95         3,384
NGG         National Grid Plc +                                         1.99%          78          43.23         3,372
GAS         Nicor Inc.                                                  1.99%          74          45.62         3,376
UNS         Unisource Energy Corporation                                2.00%         101          33.59         3,393
VE          Veolia Environnement (ADR) +                                2.00%         126          26.86         3,384
                                                                      _______                                 ________
                 Total Investments                                    100.00%                                 $169,591
                                                                      =======                                 ========

______________________

See "Notes to Schedules of Investments" on page 52.

                         Schedule of Investments

            Target Growth Portfolio, 4th Quarter 2010 Series
                                 FT 2557

 At the Opening of Business on the Initial Date of Deposit-September 30, 2010

                                                                       Percentage      Number      Market        Cost of
Ticker Symbol and                                                      of Aggregate    of          Value per     Securities to
Name of Issuer of Securities (1)(4)                                    Offering Price  Shares      Share         the Trust (2)
___________________________________                                    ______________  ______      _________     _____________
COMMON STOCKS (100.00%):
Consumer Discretionary (20.00%):
DLTR      Dollar Tree, Inc. *                                            3.32%          99         $ 49.39       $  4,890
EXPE      Expedia, Inc.                                                  3.34%         173           28.41          4,915
HAS       Hasbro, Inc.                                                   3.33%         109           45.04          4,909
NFLX      Netflix Inc. *                                                 3.36%          29          170.63          4,948
PCLN      priceline.com Incorporated *                                   3.31%          14          348.13          4,874
THI       Tim Hortons, Inc. +                                            3.34%         135           36.45          4,921

Consumer Staples (9.99%):
CLX       The Clorox Company                                             3.32%          73           66.96          4,888
HSY       The Hershey Company                                            3.34%         103           47.79          4,922
PM        Philip Morris International Inc.                               3.33%          87           56.32          4,900

Energy (6.70%):
CLR       Continental Resources, Inc. *                                  3.35%         107           46.08          4,931
NFX       Newfield Exploration Company *                                 3.35%          86           57.31          4,929

Financials (9.98%):
CBG       CB Richard Ellis Group, Inc. *                                 3.33%         266           18.43          4,902
CIT       CIT Group, Inc. *                                              3.32%         120           40.77          4,892
PGR       The Progressive Corporation                                    3.33%         236           20.80          4,909

Health Care (9.99%):
BIIB      Biogen Idec Inc. *                                             3.35%          89           55.36          4,927
EW        Edwards Lifesciences Corporation *                             3.32%          72           67.94          4,892
LLY       Eli Lilly and Company                                          3.32%         134           36.53          4,895

Information Technology (19.99%):
ALTR      Altera Corporation                                             3.33%         160           30.62          4,899
AAPL      Apple Inc. *                                                   3.32%          17          287.37          4,885
LLTC      Linear Technology Corporation                                  3.33%         158           31.04          4,904
NTAP      NetApp Inc. *                                                  3.35%          97           50.81          4,929
TDC       Teradata Corporation *                                         3.33%         126           38.96          4,909
TXN       Texas Instruments Incorporated                                 3.33%         183           26.84          4,912

Materials (20.03%):
DD        E.I. du Pont de Nemours and Company                            3.33%         110           44.53          4,898
ECL       Ecolab Inc.                                                    3.33%          97           50.57          4,905
FCX       Freeport-McMoRan Copper & Gold, Inc. (Class B)                 3.34%          57           86.20          4,914
LZ        The Lubrizol Corporation                                       3.35%          47          105.00          4,935
NEM       Newmont Mining Corporation                                     3.34%          77           63.90          4,920
SLW       Silver Wheaton Corporation +*                                  3.34%         182           26.99          4,912

Telecommunication Services (3.32%):
RCI       Rogers Communications, Inc. (Class B) +                        3.32%         130           37.66          4,896
                                                                       _______                                   ________
                  Total Investments                                    100.00%                                   $147,262
                                                                       =======                                   ========

___________

See "Notes to Schedules of Investments" on page 52.

                         Schedule of Investments

           Target Small-Cap Portfolio, 4th Quarter 2010 Series
                                 FT 2557

 At the Opening of Business on the Initial Date of Deposit-September 30, 2010

                                                                       Percentage      Number      Market        Cost of
Ticker Symbol and                                                      of Aggregate    of          Value per     Securities to
Name of Issuer of Securities (1)                                       Offering Price  Shares      Share         the Trust (2)
________________________________                                       ______________  ______      _________     _____________
COMMON STOCKS (100.00%):
Consumer Discretionary (39.64%):
NDN       99 Cents Only Stores *                                         3.67%         341         $ 18.79       $  6,407
BH        Biglari Holdings Inc. *                                        1.32%           7          328.28          2,298
CAB       Cabela's Incorporated *                                        3.51%         326           18.82          6,135
CBRL      Cracker Barrel Old Country Store Inc.                          3.24%         112           50.57          5,664
HGG       hhgregg, Inc. *                                                2.74%         192           24.90          4,781
HIBB      Hibbett Sports Inc. *                                          2.02%         141           25.03          3,529
JAS       Jo-Ann Stores, Inc. *                                          3.48%         135           44.95          6,068
JOSB      Jos. A. Bank Clothiers, Inc. *                                 3.38%         136           43.45          5,909
LRN       K12, Inc. *                                                    2.49%         150           29.00          4,350
MNRO      Monro Muffler Brake, Inc.                                      2.67%         100           46.56          4,656
PFCB      P.F. Chang's China Bistro, Inc.                                3.05%         115           46.26          5,320
SFLY      Shutterfly, Inc. *                                             2.02%         133           26.48          3,522
SHOO      Steven Madden, Ltd. *                                          3.18%         132           42.00          5,544
TXRH      Texas Roadhouse, Inc. *                                        2.87%         351           14.28          5,012

Consumer Staples (2.52%):
DMND      Diamond Foods, Inc.                                            2.52%         108           40.78          4,404

Energy (1.03%):
GPRE      Green Plains Renewable Energy Inc. *                           1.03%         152           11.82          1,797

Financials (17.35%):
AEL       American Equity Investment Life Holding Company                1.73%         290           10.40          3,016
OZRK      Bank of the Ozarks, Inc.                                       1.76%          83           37.03          3,073
EZPW      EZCORP, Inc. *                                                 2.59%         227           19.91          4,520
FCFS      First Cash Financial Services, Inc. *                          2.32%         147           27.50          4,042
FFBC      First Financial Bancorp.                                       2.73%         283           16.83          4,763
PRAA      Portfolio Recovery Associates, Inc. *                          3.14%          83           65.97          5,476
SUSQ      Susquehanna Bancshares, Inc.                                   3.08%         641            8.40          5,384

Health Care (12.26%):
ARIA      Ariad Pharmaceuticals Inc. *                                   1.12%         521            3.75          1,954
CYBX      Cyberonics, Inc. *                                             2.07%         136           26.60          3,618
PRXL      PAREXEL International Corporation *                            3.76%         287           22.88          6,567
VPHM      ViroPharma Incorporated *                                      3.32%         381           15.23          5,803
ZOLL      Zoll Medical Corporation *                                     1.99%         107           32.49          3,476

Industrials (7.83%):
GEOY      GeoEye Inc. *                                                  2.45%         107           39.94          4,274
IIVI      II-VI Incorporated *                                           3.25%         151           37.60          5,678
TAL       TAL International Group, Inc.                                  2.13%         148           25.10          3,715

Information Technology (13.40%):
DTSI      DTS Inc. *                                                     1.95%          84           40.63          3,413
EBIX      Ebix Inc. *                                                    2.34%         171           23.84          4,077
NTGR      NETGEAR, Inc. *                                                2.71%         173           27.32          4,726
NTCT      NetScout Systems, Inc. *                                       2.40%         202           20.71          4,183
RNOW      Rightnow Technologies, Inc. *                                  1.73%         155           19.54          3,029
FIRE      Sourcefire, Inc. *                                             2.27%         136           29.20          3,971

Materials (5.97%):
CLW       Clearwater Paper Corporation *                                 2.45%          56           76.39          4,278
IPHS      Innophos Holdings, Inc.                                        1.94%         105           32.20          3,381
KS        KapStone Paper and Packaging Corporation *                     1.58%         225           12.30          2,767
                                                                       _______                                   ________
                  Total Investments                                    100.00%                                   $174,580
                                                                       =======                                   ========

___________

See "Notes to Schedules of Investments" on page 52.

                         Schedule of Investments

    Target VIP Conservative Equity Portfolio, 4th Quarter 2010 Series
                                 FT 2557

 At the Opening of Business on the Initial Date of Deposit-September 30, 2010

                                                                         Percentage       Number    Market      Cost of
Ticker Symbol and                                                        of Aggregate     of        Value       Securities to
Name of Issuer of Securities (1)(4)                                      Offering Price   Shares    per Share   the Trust (2)
___________________________________                                      ______________   ______    _________   _____________
COMMON STOCKS (100.00%):
Consumer Discretionary (17.65%):
AAP         Advance Auto Parts, Inc.                                       0.34%             24     $ 59.66     $  1,432
ALV         Autoliv, Inc. +                                                0.39%             25       65.31        1,633
AZO         AutoZone, Inc. *                                               2.72%             50      230.56       11,528
CMG         Chipotle Mexican Grill, Inc. *                                 0.37%              9      176.03        1,584
COH         Coach, Inc.                                                    2.51%            247       43.13       10,653
DECK        Deckers Outdoor Corporation *                                  0.13%             11       50.07          551
DLTR        Dollar Tree, Inc. *                                            0.43%             37       49.39        1,827
DPZ         Domino's Pizza, Inc. *                                         0.10%             32       13.24          424
330 HK      Esprit Holdings, Ltd. #                                        0.67%            522        5.41        2,822
FDO         Family Dollar Stores, Inc.                                     1.11%            107       44.05        4,713
FOSL        Fossil, Inc. *                                                 0.25%             20       52.89        1,058
HD          The Home Depot, Inc.                                           3.00%            400       31.81       12,724
MGA         Magna International Inc. (Class A) +                           0.62%             32       81.79        2,617
MCD         McDonald's Corporation                                         3.00%            171       74.45       12,731
NFLX        Netflix Inc. *                                                 0.56%             14      170.63        2,389
PCLN        priceline.com Incorporated *                                   1.15%             14      348.13        4,874
TSCO        Tractor Supply Company                                         0.19%             21       39.22          824
VCI         Valassis Communications, Inc. *                                0.11%             14       34.62          485

Consumer Staples (13.57%):
SAM         The Boston Beer Company, Inc. *                                0.11%              7       67.56          473
BF/B        Brown-Forman Corporation                                       0.30%             21       61.49        1,291
HLF         Herbalife Ltd. +                                               0.24%             17       59.27        1,008
KFT         Kraft Foods Inc.                                               0.67%             91       31.21        2,840
LO          Lorillard, Inc.                                                0.67%             35       80.70        2,824
PM          Philip Morris International Inc.                               5.58%            420       56.32       23,654
PG          The Procter & Gamble Company                                   3.00%            211       60.25       12,713
WMT         Wal-Mart Stores, Inc.                                          3.00%            238       53.35       12,697

Energy (6.36%):
APA         Apache Corporation                                             0.97%             42       98.03        4,117
CVX         Chevron Corporation                                            4.49%            234       81.28       19,020
FTI         FMC Technologies, Inc. *                                       0.23%             14       68.96          965
857 HK      PetroChina Company Limited #                                   0.67%          2,446        1.15        2,825

Financials (14.49%):
3988 HK     Bank of China Ltd. #                                           0.67%          5,358        0.53        2,825
2388 HK     BOC Hong Kong (Holdings) Limited #                             0.67%            896        3.15        2,824
CB          The Chubb Corporation                                          3.27%            244       56.76       13,849
1398 HK     Industrial and Commercial Bank of China Ltd. #                 0.67%          3,671        0.77        2,825
EMG LN      Man Group Plc #                                                0.67%            839        3.37        2,824
PGR         The Progressive Corporation                                    2.56%            521       20.80       10,837

                    Schedule of Investments (cont'd.)

    Target VIP Conservative Equity Portfolio, 4th Quarter 2010 Series
                                 FT 2557

 At the Opening of Business on the Initial Date of Deposit-September 30, 2010

                                                                         Percentage       Number    Market      Cost of
Ticker Symbol and                                                        of Aggregate     of        Value       Securities to
Name of Issuer of Securities (1)(4)                                      Offering Price   Shares    per Share   the Trust (2)
___________________________________                                      ______________   ______    _________   _____________
Financials (cont'd.):
RSA LN      Royal & Sun Alliance Insurance Group Plc #                     0.67%          1,375     $  2.06     $  2,826
TROW        T. Rowe Price Group, Inc.                                      2.32%            198       49.64        9,829
TRV         The Travelers Companies, Inc.                                  2.99%            244       51.99       12,686

Health Care (7.51%):
AMGN        Amgen Inc. *                                                   4.45%            343       54.94       18,844
BIIB        Biogen Idec Inc. *                                             1.11%             85       55.36        4,706
EW          Edwards Lifesciences Corporation *                             0.53%             33       67.94        2,242
HRC         Hill-Rom Holdings, Inc.                                        0.15%             18       35.48          639
PFE         Pfizer Inc.                                                    0.66%            162       17.40        2,819
VAR         Varian Medical Systems, Inc. *                                 0.61%             43       60.59        2,605

Industrials (6.42%):
ALK         Alaska Air Group, Inc. *                                       0.12%             10       50.92          509
BA/ LN      BAE SYSTEMS Plc #                                              0.67%            524        5.39        2,825
DNB         The Dun & Bradstreet Corporation                               0.70%             40       74.53        2,981
NOC         Northrop Grumman Corporation                                   3.32%            234       60.20       14,087
GWW         W.W. Grainger, Inc.                                            1.61%             57      119.56        6,815

Information Technology (23.31%):
APKT        Acme Packet, Inc. *                                            0.17%             18       40.14          722
BIDU        Baidu, Inc. (ADR) +*                                           1.86%             76      103.72        7,883
CRUS        Cirrus Logic, Inc. *                                           0.10%             23       19.02          437
FFIV        F5 Networks, Inc. *                                            0.57%             23      104.41        2,401
HPQ         Hewlett-Packard Company                                        3.00%            299       42.53       12,716
INTC        Intel Corporation                                              0.67%            147       19.26        2,831
IBM         International Business Machines Corporation                    7.47%            234      135.48       31,702
MSFT        Microsoft Corporation                                          8.62%          1,491       24.50       36,529
PWER        Power-One, Inc. *                                              0.10%             46        9.25          425
SNDK        SanDisk Corporation *                                          0.58%             65       37.64        2,447
TDC         Teradata Corporation *                                         0.17%             19       38.96          740

Materials (0.10%):
KWR         Quaker Chemical Corporation                                    0.10%             13       33.07          430

Telecommunication Services (8.66%):
T           AT&T Inc.                                                      3.66%            541       28.71       15,533
BT/A LN     BT Group Plc #                                                 0.67%          1,268        2.23        2,826
VZ          Verizon Communications Inc.                                    3.66%            475       32.66       15,514
VOD LN      Vodafone Group Plc #                                           0.67%          1,129        2.50        2,825

Utilities (1.93%):
D           Dominion Resources, Inc.                                       0.85%             82       43.95        3,604
GAS         Nicor Inc.                                                     0.06%              6       45.62          274
SO          The Southern Company                                           1.02%            115       37.42        4,303
                                                                         _______                                ________
                 Total Investments                                       100.00%                                $423,835
                                                                         =======                                ========
______________________

See "Notes to Schedules of Investments" on page 52.

                         Schedule of Investments

 Value Line(R) Diversified Target 40 Portfolio, 4th Quarter 2010 Series
                                 FT 2557

 At the Opening of Business on the Initial Date of Deposit-September 30, 2010


                                                                        Percentage      Number      Market      Cost of
Ticker Symbol and                                                       of Aggregate    of          Value per   Securities to
Name of Issuer of Securities (1)                                        Offering Price  Shares      Share       the Trust (2)
________________________________                                        ______________  ______      _________   _____________
COMMON STOCKS (100.00%):
Consumer Discretionary (19.99%):
AAP      Advance Auto Parts, Inc.                                         2.49%          63         $ 59.66     $  3,759
BIG      Big Lots, Inc. *                                                 2.50%         111           34.00        3,774
DRI      Darden Restaurants, Inc.                                         2.51%          88           43.06        3,789
DTV      DIRECTV, Inc. *                                                  2.50%          90           41.99        3,779
FDO      Family Dollar Stores, Inc.                                       2.51%          86           44.05        3,788
PII      Polaris Industries Inc.                                          2.49%          57           65.84        3,753
TJX      The TJX Companies, Inc.                                          2.50%          84           44.95        3,776
TRW      TRW Automotive Holdings Corp. *                                  2.49%          90           41.72        3,755

Consumer Staples (12.51%):
CPB      Campbell Soup Company                                            2.51%         105           36.02        3,782
CPO      Corn Products International, Inc.                                2.50%         100           37.69        3,769
ENR      Energizer Holdings, Inc. *                                       2.50%          56           67.43        3,776
FLO      Flowers Foods, Inc.                                              2.50%         153           24.64        3,770
TSN      Tyson Foods, Inc. (Class A)                                      2.50%         245           15.42        3,778

Health Care (17.47%):
ABC      AmerisourceBergen Corporation                                    2.51%         123           30.76        3,784
BIIB     Biogen Idec Inc. *                                               2.49%          68           55.36        3,764
CI       CIGNA Corporation                                                2.50%         107           35.34        3,781
ENDP     Endo Pharmaceuticals Holdings Inc. *                             2.51%         116           32.60        3,782
HUM      Humana Inc. *                                                    2.49%          75           50.14        3,761
LH       Laboratory Corporation of America Holdings *                     2.48%          48           78.15        3,751
UNH      UnitedHealth Group Incorporated                                  2.49%         107           35.20        3,766

Industrials (5.00%):
KBR      KBR, Inc.                                                        2.50%         154           24.47        3,768
OC       Owens Corning Inc. *                                             2.50%         149           25.35        3,777

Information Technology (20.00%):
DST      DST Systems, Inc.                                                2.51%          85           44.53        3,785
HRS      Harris Corporation                                               2.49%          84           44.78        3,762
IBM      International Business Machines Corporation                      2.51%          28          135.48        3,793
LXK      Lexmark International, Inc. *                                    2.49%          83           45.36        3,765
MU       Micron Technology, Inc. *                                        2.50%         518            7.29        3,776
SNDK     SanDisk Corporation *                                            2.49%         100           37.64        3,764
TER      Teradyne, Inc. *                                                 2.50%         334           11.30        3,774
TXN      Texas Instruments Incorporated                                   2.51%         141           26.84        3,784

Materials (20.03%):
ASH      Ashland Inc.                                                     2.50%          76           49.59        3,769
BLL      Ball Corporation                                                 2.50%          64           58.87        3,768
CCK      Crown Holdings, Inc. *                                           2.50%         132           28.55        3,769
DD       E.I. du Pont de Nemours and Company                              2.51%          85           44.53        3,785
GEF      Greif Inc.                                                       2.50%          64           59.06        3,780
LZ       The Lubrizol Corporation                                         2.50%          36          105.00        3,780
NLC      Nalco Holding Co.                                                2.51%         150           25.23        3,785
SMG      The Scotts Miracle-Gro Company                                   2.51%          73           51.87        3,787

Telecommunication Services (5.00%):
PCS      MetroPCS Communications, Inc. *                                  2.50%         360           10.49        3,776
TWTC     Time Warner Telecom Inc. *                                       2.50%         202           18.72        3,781
                                                                        _______                                 ________
              Total Investments                                         100.00%                                 $150,965
                                                                        =======                                 ========

______________________

See "Notes to Schedules of Investments" on page 52.

                         Schedule of Investments

       Value Line(R) Target 25 Portfolio, 4th Quarter 2010 Series
                                 FT 2557

                    At the Opening of Business on the
               Initial Date of Deposit-September 30, 2010


                                                                        Percentage
                                                                        of Aggregate    Number      Market        Cost of
Ticker Symbol and                                                       Offering        of          Value per     Securities to
Name of Issuer of Securities (1)(4)                                     Price           Shares      Share         the Trust (2)
___________________________________                                     ____________    ______      _________     _____________
COMMON STOCKS (100.00%):
Consumer Discretionary (53.81%):
AAP         Advance Auto Parts, Inc.                                      3.42%          100        $ 59.66       $  5,966
ALV         Autoliv, Inc. +                                               3.93%          105          65.31          6,858
AZO         AutoZone, Inc. *                                              7.01%           53         230.56         12,220
CMG         Chipotle Mexican Grill, Inc. *                                3.73%           37         176.03          6,513
DECK        Deckers Outdoor Corporation *                                 1.32%           46          50.07          2,303
DLTR        Dollar Tree, Inc. *                                           4.28%          151          49.39          7,458
DPZ         Domino's Pizza, Inc. *                                        1.00%          132          13.24          1,748
FOSL        Fossil, Inc. *                                                2.52%           83          52.89          4,390
MGA         Magna International Inc. (Class A) +                          6.14%          131          81.79         10,714
NFLX        Netflix Inc. *                                                5.77%           59         170.63         10,067
PCLN        priceline.com Incorporated *                                 11.58%           58         348.13         20,191
TSCO        Tractor Supply Company                                        1.96%           87          39.22          3,412
VCI         Valassis Communications, Inc. *                               1.15%           58          34.62          2,008

Consumer Staples (3.42%):
SAM         The Boston Beer Company, Inc. *                               1.01%           26          67.56          1,757
HLF         Herbalife Ltd. +                                              2.41%           71          59.27          4,208

Health Care (6.79%):
EW          Edwards Lifesciences Corporation *                            5.26%          135          67.94          9,172
HRC         Hill-Rom Holdings, Inc.                                       1.53%           75          35.48          2,661

Industrials (1.23%):
ALK         Alaska Air Group, Inc. *                                      1.23%           42          50.92          2,139

Information Technology (33.75%):
APKT        Acme Packet, Inc. *                                           1.70%           74          40.14          2,970
BIDU        Baidu, Inc. (ADR) +*                                         18.56%          312         103.72         32,361
CRUS        Cirrus Logic, Inc. *                                          1.00%           92          19.02          1,750
FFIV        F5 Networks, Inc. *                                           5.75%           96         104.41         10,023
PWER        Power-One, Inc. *                                             1.00%          189           9.25          1,748
SNDK        SanDisk Corporation *                                         5.74%          266          37.64         10,012

Materials (1.00%):
KWR         Quaker Chemical Corporation                                   1.00%           53          33.07          1,753
                                                                        _______                                   ________
                 Total Investments                                      100.00%                                   $174,402
                                                                        =======                                   ========

___________

See "Notes to Schedules of Investments" on page 52.

Page 51


                    NOTES TO SCHEDULES OF INVESTMENTS

(1) All Securities are represented by regular way contracts to purchase such Securities which are backed by an irrevocable letter of credit deposited with the Trustee. The Sponsor entered into purchase contracts for the Securities on September 30, 2010. Such purchase contracts are expected to settle within three business days.

(2) The cost of the Securities to a Trust represents the aggregate underlying value with respect to the Securities acquired-generally determined by the closing sale prices of the Securities on the applicable exchange (where applicable, converted into U.S. dollars at the exchange rate at the Evaluation Time) at the Evaluation Time on the business day prior to the Initial Date of Deposit. The Evaluator, at its discretion, may make adjustments to the prices of Securities held by a Trust if an event occurs after the close of the market on which a Security normally trades but before the Evaluation Time, depending on the nature and significance of the event, consistent with applicable regulatory guidance relating to fair value pricing. The valuation of the Securities has been determined by the Evaluator, an affiliate of the Sponsor. In accordance with Accounting Standards Codification 820, "Fair Value Measurements and Disclosures," each Trust's investments are classified as Level 1, which refers to securities traded in an active market. The cost of the Securities to the Sponsor and the Sponsor's loss (which is the difference between the cost of the Securities to the Sponsor and the cost of the Securities to a Trust) are set forth below:

                                                                            Cost of Securities   Profit
                                                                            to Sponsor           (Loss)
                                                                            __________________   ________
The Dow(R) Target 5 Portfolio, 4th Quarter 2010 Series                      $169,389             $  (863)
Global Target 15 Portfolio, 4th Quarter 2010 Series                          168,249                (685)
MSCI EAFE Target 20 Portfolio, 4th Quarter 2010 Series                       174,625                (751)
Nasdaq(R) Target 15 Portfolio, 4th Quarter 2010 Series                       121,525                (657)
NYSE(R) International Target 25 Portfolio, 4th Quarter 2010 Series           174,139                (893)
S&P Target 24 Portfolio, 4th Quarter 2010 Series                             139,875                (763)
S&P Target SMid 60 Portfolio, 4th Quarter 2010 Series                        163,957              (1,850)
Target 50/50 Portfolio, 4th Quarter 2010 Series                              348,980              (2,515)
Target Diversified Dividend Portfolio, 4th Quarter 2010 Series               167,659              (1,338)
Target Dividend Multi-Strategy Portfolio, 4th Quarter 2010 Series            211,311              (1,092)
Target Double Play Portfolio, 4th Quarter 2010 Series                        177,018              (1,362)
Target Focus Five Portfolio, 4th Quarter 2010 Series                         279,569              (2,148)
Target Global Dividend Leaders Portfolio, 4th Quarter 2010 Series            170,546                (955)
Target Growth Portfolio, 4th Quarter 2010 Series                             148,056                (794)
Target Small-Cap Portfolio, 4th Quarter 2010 Series                          176,159              (1,579)
Target VIP Conservative Equity Portfolio, 4th Quarter 2010 Series            425,972              (2,137)
Value Line(R) Diversified Target 40 Portfolio, 4th Quarter 2010 Series       151,916                (951)
Value Line(R) Target 25 Portfolio, 4th Quarter 2010 Series                   175,391                (989)

(3) Current Dividend Yield for each Security was calculated by dividing the most recent annualized ordinary dividend declared or paid on a Security (such figure adjusted to reflect any change in dividend policy announced subsequent to the most recently declared dividend) by that Security's closing sale price at the Evaluation Time on the business day prior to the Initial Date of Deposit, without consideration of foreign withholding or changes in currency exchange rates, if applicable.

(4) Common stocks of companies headquartered or incorporated outside the United States comprise the percentage of the investments of the Trusts as indicated:
      Global Target 15 Portfolio, 4th Quarter 2010 Series, 66.68%
      MSCI EAFE Target 20 Portfolio, 4th Quarter 2010 Series, 100.00%
      Nasdaq(R) Target 15 Portfolio, 4th Quarter 2010 Series, 25.84%
      NYSE(R) International Target 25 Portfolio, 4th Quarter 2010 Series, 100.00% S&P Target SMid 60 Portfolio, 4th Quarter 2010 Series, 2.23%
      Target 50/50 Portfolio, 4th Quarter 2010 Series, 13.02%
      Target Diversified Dividend Portfolio, 4th Quarter 2010 Series, 2.50% Target Dividend Multi-Strategy Portfolio, 4th Quarter 2010 Series, 42.33% Target Double Play Portfolio, 4th Quarter 2010 Series, 15.52%
      Target Focus Five Portfolio, 4th Quarter 2010 Series, 35.98%
      Target Global Dividend Leaders Portfolio, 4th Quarter 2010 Series, 40.00% Target Growth Portfolio, 4th Quarter 2010 Series, 10.00%
      Target VIP Conservative Equity Portfolio, 4th Quarter 2010 Series, 9.81% Value Line(R) Target 25 Portfolio, 4th Quarter 2010 Series, 31.04%

Page 52


(5) Securities of companies in the following sectors comprise the percentage of the investments of the Trusts as indicated:

Global Target 15 Portfolio, 4th Quarter 2010 Series:
  Consumer Discretionary, 6.67%; Consumer Staples, 6.67%; Energy, 6.67%; Financials, 33.34%; Health Care, 6.67%; Industrials, 6.66%; Information Technology, 6.66%; Telecommunication Services, 26.66%

MSCI EAFE Target 20 Portfolio, 4th Quarter 2010 Series:
  Consumer Discretionary, 15.00%; Energy, 15.00%; Financials, 20.00%; Health Care, 10.00%; Industrials, 5.00%; Information Technology, 5.00%; Telecommunication Services, 20.00%; Utilities, 10.00%

NYSE(R) International Target 25 Portfolio, 4th Quarter 2010 Series:
  Consumer Discretionary, 16.00%; Energy, 16.00%; Financials, 40.00%; Information Technology, 4.00%; Telecommunication Services, 16.00%; Utilities, 8.00%

(6) This Security represents the common stock of a real estate investment trust ("REIT"). REITs comprise approximately 20.02% of the investments of the Target Global Dividend Leaders Portfolio, 4th Quarter 2010 Series.

+ This Security represents the common stock of a foreign company which trades directly, or through an American Depositary Receipt ("ADR"), on a U.S. national securities exchange.

# This Security represents the common stock of a foreign company which trades directly on a foreign securities exchange. Amounts may not compute due to rounding.

*  This Security represents a non-income producing security.

                       The FT Series

The FT Series Defined.

We, First Trust Portfolios L.P. (the "Sponsor"), have created hundreds of similar yet separate series of a unit investment trust which we have named the FT Series. The series to which this prospectus relates, FT 2557, consists of 18 separate portfolios set forth below:

- Dow(R) Target 5 4Q '10 - Term 12/30/11
  (The Dow(R) Target 5 Portfolio, 4th Quarter 2010 Series)
- Global Target 15 4Q '10 - Term 12/30/11
  (Global Target 15 Portfolio, 4th Quarter 2010 Series)
- MSCI EAFE Target 20 4Q '10 - Term 12/30/11
  (MSCI EAFE Target 20 Portfolio, 4th Quarter 2010 Series)
- Nasdaq(R)  Target 15 4Q '10 - Term 12/30/11
  (Nasdaq(R) Target 15 Portfolio, 4th Quarter 2010 Series)
- NYSE(R) Intl. Target 25 4Q '10 - Term 12/30/11
  (NYSE(R) International Target 25 Portfolio, 4th Quarter 2010 Series)
- S&P Target 24 4Q '10 - Term 12/30/11
  (S&P Target 24 Portfolio, 4th Quarter 2010 Series)
- S&P Target SMid 60 4Q '10 - Term 12/30/11
  (S&P Target SMid 60 Portfolio, 4th Quarter 2010 Series)
- Target 50/50 4Q '10 - Term 12/30/11
  (Target 50/50 Portfolio, 4th Quarter 2010 Series)
- Target Divsd. Dvd. 4Q '10 - Term 12/30/11
  (Target Diversified Dividend Portfolio, 4th Quarter 2010 Series)
- Target Dvd. Multi-Strat. 4Q '10 - Term 12/30/11
  (Target Dividend Multi-Strategy Portfolio, 4th Quarter 2010 Series)
- Target Dbl. Play 4Q '10 - Term 12/30/11
  (Target Double Play Portfolio, 4th Quarter 2010 Series)
- Target Focus 5 4Q '10 - Term 12/30/11
  (Target Focus Five Portfolio, 4th Quarter 2010 Series)
- Target Global Dvd. Leaders 4Q '10 - Term 12/30/11
  (Target Global Dividend Leaders Portfolio, 4th Quarter 2010 Series)
- Target Growth 4Q '10 - Term 12/30/11
  (Target Growth Portfolio, 4th Quarter 2010 Series)
- Target Small-Cap 4Q '10 - Term 12/30/11
  (Target Small-Cap Portfolio, 4th Quarter 2010 Series)
- Target VIP Cons. Eqty. 4Q '10 - Term 12/30/11
  (Target VIP Conservative Equity Portfolio, 4th Quarter 2010 Series)
- Value Line(R) Divsd. Target 40 4Q '10 - Term 12/30/11
  (Value Line(R) Diversified Target 40 Portfolio, 4th
  Quarter 2010 Series)
- Value Line(R) Target 25 4Q '10 - Term 12/30/11
  (Value Line(R) Target 25 Portfolio, 4th Quarter 2010 Series)

Each Trust was created under the laws of the State of New York by a Trust Agreement (the "Indenture") dated the Initial Date of Deposit. This agreement, entered into among First Trust Portfolios L.P., as Sponsor, The Bank of New York Mellon as Trustee, FTP Services LLC ("FTPS") as FTPS Unit Servicing Agent and First Trust Advisors L.P. as Portfolio Supervisor and Evaluator, governs the operation of the Trusts.

YOU MAY GET MORE SPECIFIC DETAILS CONCERNING THE NATURE, STRUCTURE AND RISKS OF THIS PRODUCT IN AN "INFORMATION SUPPLEMENT" BY CALLING THE SPONSOR AT 1-800-621-1675, EXT. 1.

How We Created the Trusts.

On the Initial Date of Deposit, we deposited portfolios of common stocks with the Trustee and in turn, the Trustee delivered documents to us representing our ownership of the Trusts in the form of units ("Units").

After the Initial Date of Deposit, we may deposit additional Securities in a Trust, or cash (including a letter of credit or the equivalent) with instructions to buy more Securities, to create new Units for sale. If we create additional Units, we will attempt, to the extent practicable, to maintain the percentage relationship established among the Securities on the Initial Date of Deposit (as set forth in "Schedule of Investments" for each Trust), adjusted to reflect the sale, redemption or liquidation of any of the Securities or any stock split or a merger or other similar event affecting the issuer of the Securities.

Since the prices of the Securities will fluctuate daily, the ratio of Securities in a Trust, on a market value basis, will also change daily. The portion of Securities represented by each Unit will not change as a result of the deposit of additional Securities or cash in a Trust. If we deposit cash, you and new investors may experience a dilution of your investment. This is because prices of Securities will fluctuate between the time of the cash deposit and the purchase of the Securities, and because the Trusts pay the associated brokerage fees. To reduce this dilution, the Trusts will try to buy the Securities as close to the Evaluation Time and as close to the evaluation price as possible. In addition, because the Trusts pay the brokerage fees associated with the creation of new Units and with the sale of Securities to meet redemption and exchange requests, frequent redemption and exchange activity will likely result in higher brokerage expenses.

An affiliate of the Trustee may receive these brokerage fees or the Trustee may retain and pay us (or our affiliate) to act as agent for a Trust to buy Securities. If we or an affiliate of ours act as agent to a Trust, we will be subject to the restrictions under the Investment Company Act of 1940, as amended (the "1940 Act").

We cannot guarantee that a Trust will keep its present size and composition for any length of time. Securities may be periodically sold under certain circumstances to satisfy Trust obligations, to meet redemption requests and, as described in "Removing Securities from a

Trust," to maintain the sound investment character of a Trust, and the proceeds received by a Trust will be used to meet Trust obligations or distributed to Unit holders, but will not be reinvested. However, Securities will not be sold to take advantage of market fluctuations or changes in anticipated rates of appreciation or depreciation, or if they no longer meet the criteria by which they were selected. You will not be able to dispose of or vote any of the Securities in the Trusts. As the holder of the Securities, the Trustee will vote the Securities and will endeavor to vote the Securities such that the Securities are voted as closely as possible in the same manner and the same general proportion as are the Securities held by owners other than such Trust.

Neither we nor the Trustee will be liable for a failure in any of the Securities. However, if a contract for the purchase of any of the Securities initially deposited in a Trust fails, unless we can purchase substitute Securities ("Replacement Securities") we will refund to you that portion of the purchase price and transactional sales charge resulting from the failed contract on the next Distribution Date. Any Replacement Security a Trust acquires will be identical to those from the failed contract.

                        Portfolios

Objective.

When you invest in a Trust you are purchasing a quality portfolio of attractive common stocks in one convenient purchase. The objective of each Trust is to provide the potential for an above-average total return. To achieve this objective, each Trust will invest in the common stocks of companies which are selected by applying a unique specialized strategy. While the Trusts seek to provide the potential for above-average total return, each follows a different investment strategy. We cannot guarantee that a Trust will achieve its objective or that a Trust will make money once expenses are deducted.

               The Dow(R) Target 5 Portfolio

The Dow (R) Target 5 Portfolio invests in stocks with high dividend yields. By selecting stocks with the highest dividend yields, The Dow(R) Target 5 Strategy seeks to uncover stocks that may be out of favor or undervalued. Investing in stocks with high dividend yields may be effective in achieving the investment objective of the Trust, because regular dividends are common for established companies, and dividends have historically accounted for a large portion of the total return on stocks. The Dow (R) Target 5 Strategy seeks to amplify this dividend yield strategy by selecting the five lowest priced stocks of the 10 highest dividend-yielding stocks in the Dow Jones Industrial Average(sm) ("DJIA(sm)").

The Dow(R) Target 5 Strategy stocks are determined as follows:

Step 1: We rank all 30 stocks contained in the DJIA(sm) by dividend yield as of the business day prior to the date of this prospectus.

Step 2: We then select the 10 highest dividend-yielding stocks from this group.

Step 3: From the 10 stocks selected in Step 2, we select an equally-weighted portfolio of the five stocks with the lowest per share stock price for The Dow (R) Target 5 Strategy.

Based on the composition of the portfolio on the Initial Date of Deposit, The Dow (R) Target 5 Portfolio is considered to be a Large-Cap Value Trust.

                Global Target 15 Portfolio

The Global Target 15 Portfolio invests in stocks with high dividend yields. By selecting stocks with the highest dividend yields, the Global Target 15 Strategy seeks to uncover stocks that may be out of favor or undervalued. The Trust seeks to amplify this dividend yield strategy by selecting the five lowest priced stocks of the 10 highest dividend-yielding stocks in a particular index. The Global Target 15 Strategy stocks are determined as follows:

Step 1: We rank all stocks contained in the DJIA(sm), the Financial Times Industrial Ordinary Share Index ("FT Index") and the Hang Seng Index by dividend yield as of the business day prior to the date of this prospectus.

Step 2: We select the 10 highest dividend-yielding stocks in each respective index.

Step 3: We select an approximately equally-weighted portfolio of the five stocks with the lowest per share stock price of the 10 highest dividend-yielding stocks in each respective index as of their respective selection date for the Global Target 15 Strategy.

Based on the composition of the portfolio on the Initial Date of Deposit, the Global Target 15 Portfolio is considered to be a Large-Cap Value Trust.

               MSCI EAFE Target 20 Portfolio

The MSCI EAFE Target 20 Strategy selects 20 common stocks from the MSCI EAFE Index(R). The MSCI EAFE Target 20 Strategy stocks are determined as follows:

Step 1: We begin with the stocks that comprise the MSCI EAFE Index(R) as of two business days prior to the date of this prospectus.

Step 2: We then select the 200 largest by market capitalization that meet both of the following three-month average daily trading volume liquidity screens:
   o Minimum of $5 million traded.
   o Minimum of 100,000 shares traded.

Step 3: The remaining stocks are ranked on four factors:
   o Price to cash flow.
   o Price to book.
   o Return on assets.
   o Momentum.

Step 4: We purchase an approximately equally-weighted portfolio of the 20 stocks with the highest combined ranking on the four factors, subject to a maximum of four stocks from any one of the ten major market sectors and a maximum of four stocks from any single country.

Based on the composition of the portfolio on the Initial Date of Deposit, the MSCI EAFE Target 20 Portfolio is considered to be a Large-Cap Value Trust.

               Nasdaq(R) Target 15 Portfolio

The Nasdaq(R) Target 15 Strategy selects a portfolio of the 15 Nasdaq-100 Index(R) stocks with the best overall ranking on both 12- and 6-month price appreciation, return on assets and price to cash flow as a means to achieving its investment objective. The Nasdaq(R) Target 15 Strategy stocks are determined as follows:

Step 1: We select stocks which are components of the Nasdaq-100 Index(R) as of two business days prior to the date of this prospectus and numerically rank them by 12-month price appreciation (best [1] to worst [100]).

Step 2: We then numerically rank the stocks by six-month price appreciation.

Step 3: The stocks are then numerically ranked by return on assets ratio.

Step 4: We then numerically rank the stocks by the ratio of cash flow per share to stock price.

Step 5: We add up the numerical ranks achieved by each company in the above steps and select the 15 stocks with the lowest sums for the Nasdaq(R) Target 15 Strategy.

The Securities which comprise the Nasdaq(R) Target 15 Strategy are weighted by market capitalization subject to the restriction that only whole shares are purchased and that no stock will comprise less than approximately 1% or 25% or more of the Nasdaq(R) Target 15 Strategy portion of the portfolio on the date of this prospectus. The Securities will be adjusted on a proportionate basis to accommodate this constraint.

Based on the composition of the portfolio on the Initial Date of Deposit, the Nasdaq(R) Target 15 Portfolio is considered to be a Large-Cap Growth Trust.

        NYSE (R) International Target 25 Portfolio

Incorporating international investments into an overall portfolio can offer benefits such as diversification, reduced volatility and the potential for enhanced performance. The NYSE (R) International Target 25 Portfolio provides investors with a way to strategically invest in foreign companies. The NYSE (R) International Target 25 Strategy stocks are determined as follows:

Step 1: We begin with the stocks that comprise the NYSE International 100 Index(sm) as of two business days prior to the date of this prospectus. The index consists of the 100 largest non-U.S. stocks trading on the NYSE.

Step 2: We rank each stock on two factors:
   o Price to book; and
   o Price to cash flow.

Lower, but positive, price to book and price to cash flow ratios are generally used as an indication of value.

Step 3: We screen for liquidity by eliminating companies with average daily trading volume below $300,000 for the prior three months.

Step 4: We purchase an approximately equally-weighted portfolio of the 25 stocks with the best overall ranking on the two factors.

Based on the composition of the portfolio on the Initial Date of Deposit, the NYSE(R) International Target 25 Portfolio is considered to be a Large-Cap Value Trust.

                  S&P Target 24 Portfolio

The S&P Target 24 Strategy selects 24 common stocks from the Standard & Poor's 500 Composite Stock Price Index ("S&P 500 Index") which are based on the following steps:

Step 1: All of the economic sectors in the S&P 500 Index are ranked by market capitalization as of two business days prior to the date of this prospectus and the eight largest sectors are selected.

Step 2: The stocks in each of those eight sectors are then ranked among their peers based on three distinct factors:

   o Trailing four quarters' return on assets, which is net income divided by average assets. Those stocks with high return on assets achieve better rankings.

   o Buyback yield, which measures the percentage decrease in common stock outstanding versus one year earlier. Those stocks with greater percentage decreases receive better rankings.

   o Bullish interest indicator, which compares the number of shares traded in months in which the stock price rose to the number of shares traded in months in which the stock price declined. Those stocks with a high bullish interest indicator achieve better rankings.

Step 3: The three stocks from each of the eight sectors with the highest combined ranking on these three factors are selected for the S&P Target 24 Strategy. In the event of a tie within a sector, the stock with the higher market capitalization is selected.

Each stock receives a weighting equivalent to its relative market value among the three stocks from the individual sector. The combined weight of the three stocks for a sector is equal to the sector's equivalent weighting among the eight sectors being selected from.

Based on the composition of the portfolio on the Initial Date of Deposit, the S&P Target 24 Portfolio is considered to be a Large-
Cap Blend Trust.

               S&P Target SMid 60 Portfolio

This small and mid-capitalization strategy is designed to identify stocks with improving fundamental performance and sentiment. The S&P Target SMid 60 Strategy focuses on small and mid-size companies because we believe they are more likely to be in an earlier stage of their economic life cycle than mature large-cap companies. In addition, the ability to take advantage of share price discrepancies is likely to be greater with smaller stocks than with more widely followed large-cap stocks. The S&P Target SMid 60 Strategy stocks are determined as follows:

Step 1: We begin with the stocks that comprise the Standard & Poor's MidCap 400 Index ("S&P MidCap 400") and the Standard & Poor's SmallCap 600 Index ("S&P SmallCap 600") as of two business days prior to the date of this prospectus.

Step 2: We rank the stocks in each index by price to book value and select the best quartile from each index-100 stocks from the S&P MidCap 400 and 150 stocks from the S&P SmallCap 600 with the lowest, but positive, price to book ratio.

Step 3: We rank each stock on three factors:

   o Price to cash flow;

   o 12-month change in return on assets; and

   o 3-month price appreciation.

Step 4: We eliminate any registered investment companies, limited partnerships, business development companies and any stock with a market capitalization of less than $250 million and with average daily trading volume of less than $250,000.

Step 5: The 30 stocks from each index with the highest combined ranking on the three factors set forth in Step 3 are selected for the S&P Target SMid 60 Strategy.

Step 6: The stocks selected from the S&P MidCap 400 are given approximately twice the weight of the stocks selected from the S&P SmallCap 600.

Based on the composition of the portfolio on the Initial Date of Deposit, the S&P Target SMid 60 Portfolio is considered to be a Small-Cap Value Trust.

                  Target 50/50 Portfolio

The composition of the Target 50/50 Portfolio on the Initial Date of Deposit is as follows:

   o Approximately 1/2 common stocks which comprise the Dow (R) Target Dividend Strategy; and

   o Approximately 1/2 common stocks which comprise the Target VIP Strategy.

The Securities which comprise The Dow(R) Target Dividend Strategy and the Target VIP Strategy portion of the Trust were selected as follows:

The Dow(R) Target Dividend Strategy.

The Dow(R) Target Dividend Strategy selects a portfolio of the 20 stocks from the Dow Jones U.S. Select Dividend Index(sm) with the best overall ranking on both the change in return on assets over the last 12 months and price-to-book as a means to achieving its investment objective.

The Dow(R) Target Dividend Strategy stocks are determined as follows:

Step 1: We rank all 100 stocks contained in the Dow Jones U.S. Select Dividend Index(sm) as of two business days prior to the date of this prospectus (best [1] to worst [100]) by:

  o Greatest change in return on assets over the last 12 months. An increase in return on assets generally indicates improving business fundamentals.

  o Price-to-book. A lower, but positive, price-to-book ratio is generally used as an indication of value.

Step 2: We then select an equally-weighted portfolio of the 20 stocks with the best overall ranking on the two factors for The Dow(R) Target Dividend Strategy.

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Companies which, as of the selection date, Dow Jones has announced will be removed from the Dow Jones U.S. Select Dividend Index(sm), or that are likely to be removed, based on Dow Jones selection criteria, from the Dow Jones U.S. Select Dividend Index(sm) within thirty days from the selection date, have been removed from the universe of securities from which The Dow(R) Target Dividend Strategy stocks are selected.

Target VIP Strategy.

The Target VIP Strategy invests in the common stocks of companies which are selected by applying six separate uniquely specialized strategies. While each of the underlying strategies included in the Target VIP Strategy also seeks to provide an above-average total return, each follows a different investment strategy. The Target VIP Strategy seeks to outperform the S&P 500 Index. The Target VIP Strategy provides investors with exposure to both growth and value stocks, as well as several different sectors of the worldwide economy. We believe this approach offers investors a better opportunity for investment success regardless of which investment styles prevail in the market.

The composition of the Target VIP Strategy on the Initial Date of Deposit is as follows:

  o Approximately 1/6 common stocks which comprise The Dow(R) DART 5
    Strategy;

  o Approximately 1/6 common stocks which comprise the European Target 20 Strategy;

  o Approximately 1/6 common stocks which comprise the Nasdaq(R) Target 15 Strategy;

  o Approximately 1/6 common stocks which comprise the S&P Target 24
    Strategy;

  o Approximately 1/6 common stocks which comprise the Target Small-Cap Strategy; and

  o Approximately 1/6 common stocks which comprise the Value Line(R) Target 25 Strategy.

The Securities which comprise the Nasdaq(R) Target 15 Strategy and the S&P Target 24 Strategy portion of the Trust were chosen by applying the same selection criteria set forth above under the captions "Nasdaq(R) Target 15 Portfolio" and "S&P Target 24 Portfolio," respectively. The Securities which comprise The Dow(R) DART 5 Strategy, the European Target 20 Strategy, the Target Small-Cap Strategy and the Value Line(R) Target 25 Strategy portions of the Trust were selected as follows:

The Dow(R) Dividend and Repurchase Target ("DART") 5 Strategy.

The Dow(R) DART 5 Strategy selects a portfolio of DJIA(sm) stocks with high dividend yields and/or high buyback ratios and high return on assets, as a means to achieving the Dow(R) DART 5 Strategy's investment objective. By analyzing dividend yields, the Dow(R) DART 5 Strategy seeks to uncover stocks that may be out of favor or undervalued. Companies which have reduced their shares through a share buyback program may provide a strong cash flow position and, in turn, high quality earnings. Buyback ratio is the ratio of a company's shares of common stock outstanding 12 months prior to the date of this prospectus divided by a company's shares outstanding as of the business day prior to the date of this prospectus, minus "1."

The Dow(R) DART 5 Strategy stocks are determined as follows:

Step 1: We rank all 30 stocks contained in the DJIA(sm) by the sum of their dividend yield and buyback ratio as of the business day prior to the date of this prospectus.

Step 2: We then select the 10 stocks with the highest combined dividend yields and buyback ratios.

Step 3: From the 10 stocks selected in Step 2, we select an approximately equally-weighted portfolio of the five stocks with the greatest change in return on assets in the most recent year as compared to the previous year for The Dow(R) DART 5 Strategy.

European Target 20 Strategy.

The European Target 20 Strategy invests in stocks with high dividend yields. By selecting stocks with the highest dividend yields, the European Target 20 Strategy seeks to uncover stocks that may be out of favor or undervalued. The European Target 20 Strategy stocks are determined as follows:

Step 1: We rank the 120 largest companies based on market capitalization which are domiciled in Austria, Belgium, Denmark, Finland, France, Germany, Greece, Ireland, Italy, the Netherlands, Norway, Portugal, Spain, Sweden, Switzerland and the United Kingdom by dividend yield as of two business days prior to the date of this prospectus.

Step 2: We select an approximately equally-weighted portfolio of the 20 highest dividend-yielding stocks for the European Target 20 Strategy.

During the initial offering period, no Trust will invest more than 5% of its portfolio in shares of any one securities-related issuer contained in the European Target 20 Strategy.

Target Small-Cap Strategy.

The Target Small-Cap Strategy invests in stocks with small market capitalizations which have recently exhibited certain positive financial attributes. The Target Small-Cap Strategy stocks are determined as follows:

Step 1: We select the stocks of all U.S. corporations which trade on the

Page 58

NYSE, the NYSE Alternext US or The NASDAQ Stock Market(R) ("Nasdaq") (excluding limited partnerships, ADRs and mineral and oil royalty trusts) as of two business days prior to the date of this prospectus.

Step 2: We then select companies which have a market capitalization of between $150 million and $1 billion and whose stock has an average daily dollar trading volume of at least $500,000.

Step 3: We next select stocks with positive three-year sales growth.

Step 4: From there we select those stocks whose most recent annual earnings are positive.

Step 5: We eliminate any stock whose price has appreciated by more than 75% in the last 12 months.

Step 6: We select the 40 stocks with the greatest price appreciation in the last 12 months on a relative market capitalization basis (highest to lowest) for the Target Small-Cap Strategy.

For purposes of applying the Target Small-Cap Strategy, market capitalization and average trading volume are based on 1996 dollars which are periodically adjusted for inflation. All steps apply monthly and rolling quarterly data instead of annual figures where possible.

The Securities which comprise the Target Small-Cap Strategy are weighted by market capitalization.

Value Line(R) Target 25 Strategy.

The Value Line(R) Target 25 Strategy invests in 25 of the 100 stocks that Value Line(R) gives a #1 ranking for Timeliness(TM) which have recently exhibited certain positive financial attributes. Value Line(R) ranks 1,700 stocks which represent approximately 95% of the trading volume on all U.S. stock exchanges. Of these 1,700 stocks, only 100 are given their #1 ranking for Timeliness(TM), which measures Value Line's view of their probable price performance during the next six to 12 months relative to the others. Value Line(R) bases their rankings on various factors, including long-term trend of earnings, prices, recent earnings, price momentum, and earnings surprise. The Value Line(R) Target 25 Strategy stocks are determined as follows:

Step 1: We start with the 100 stocks which Value Line(R), as of two business days prior to the date of this prospectus, gives their #1 ranking for Timeliness(TM) and apply the following rankings as of two business days prior to the date of this prospectus.

Step 2: We rank these stocks for consistent growth based on 12-month and 6-month price appreciation (best [1] to worst [100]).

Step 3: We then rank the stocks for profitability by their return on assets.

Step 4: Finally, we rank the stocks for value based on their price to cash flow.

Step 5: We add up the numerical ranks achieved by each company in the above steps and select the 25 eligible stocks with the lowest sums for the Value Line Target 25 Strategy. Stocks of financial companies and the stocks of companies whose shares are not listed on a U.S. securities exchange are not eligible for inclusion in the Value Line(R) Target 25 Strategy stocks.

The Securities which comprise the Value Line(R) Target 25 Strategy are weighted by market capitalization subject to the restriction that no stock will comprise less than approximately 1% or 25% or more of the Value Line(R) Target 25 Strategy portion of the portfolio on the date of this prospectus. The Securities will be adjusted on a proportionate basis to accommodate this constraint.

           Target Diversified Dividend Portfolio

The Target Diversified Dividend Portfolio seeks to provide the potential for above-average total return through a combination of capital appreciation and dividend income by adhering to a simple investment strategy; however, there is no assurance the objective will be met. The Target Diversified Dividend Strategy stocks are determined as follows:

Step 1: We begin with all stocks traded on a U.S. exchange as of two business days prior to the date of this prospectus and screen for the following:

  o Minimum market capitalization of $250 million;

  o Minimum three-month average daily trading volume of $1.5 million; and

  o Minimum stock price of $5.

Step 2: We eliminate REITs, ADRs, registered investment companies and limited partnerships.

Step 3: We select only those stocks with positive three-year dividend growth.

Step 4: We rank each remaining stock on three factors:

  o Indicated dividend yield - 50%;

  o Price to book - 25%; and

  o Payout ratio - 25%.

Step 5: We purchase an approximately equally-weighted portfolio consisting of four stocks from each of the ten major market sectors with the highest combined ranking on the three factors.

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         Target Dividend Multi-Strategy Portfolio

The composition of the Target Dividend Multi-Strategy Portfolio on the Initial Date of Deposit is as follows:

  o Approximately 25% common stocks which comprise The Dow (R) Target Dividend Strategy;

  o Approximately 25% common stocks which comprise the European Target 20 Strategy;

  o Approximately 25% common stocks which comprise the Global Target 15 Strategy; and

  o Approximately 25% common stocks which comprise the Target Diversified Dividend Strategy.

The Securities which comprise The Dow(R) Target Dividend Strategy, the European Target 20 Strategy, the Global Target 15 Strategy and the Target Diversified Dividend Strategy portions of the Trust were chosen by applying the same selection criteria set forth above under the captions "Target 50/50 Portfolio," "Global Target 15 Portfolio" and "Target Diversified Dividend Portfolio," respectively.

Based on the composition of the portfolio on the Initial Date of Deposit, the Target Dividend Multi-Strategy Portfolio is considered to be a Large-Cap Value Trust.

               Target Double Play Portfolio

The Target Double Play Portfolio invests in the common stocks of companies which are selected by applying two separate uniquely specialized strategies. While each of the strategies included in the Target Double Play Portfolio also seeks to provide an above-average total return, each follows a different investment strategy. The Target Double Play Portfolio seeks to outperform the S&P 500 Index. Finding the right mix of investments is a key factor to successful investing. Because different investments often react differently to economic and market changes, diversifying among low-correlated investments has the potential to enhance your returns and help reduce your overall investment risk. The Target Double Play Portfolio has been developed to address this purpose.

The composition of the Target Double Play Portfolio on the Initial Date of Deposit is as follows:

  o Approximately 1/2 common stocks which comprise The Dow(R) Target Dividend Strategy; and

  o Approximately 1/2 common stocks which comprise the Value Line(R) Target 25 Strategy.

The Securities which comprise The Dow(R) Target Dividend Strategy and the Value Line(R) Target 25 Strategy portions of the Target Double Play Portfolio were chosen by applying the same selection criteria set forth above under the caption "Target 50/50 Portfolio."

                Target Focus Five Portfolio

The composition of the Target Focus Five Portfolio on the Initial Date of Deposit is as follows:

  o Approximately 24% common stocks which comprise The Dow(sm) Target Dividend Strategy;

  o Approximately 24% common stocks which comprise the S&P Target SMid 60 Strategy;

  o Approximately 24% common stocks which comprise the Value Line(R) Target 25 Strategy;

  o Approximately 20% common stocks which comprise the MSCI EAFE Target 20 Strategy; and

  o Approximately 8% common stocks which comprise the NYSE (R)
    International Target 25 Strategy.

The Securities which comprise The Dow(R) Target Dividend Strategy and the Value Line(R) Target 25 Strategy portions of the Target Focus Five Portfolio were chosen by applying the same selection criteria set forth above under the caption "Target 50/50 Portfolio." The Securities which comprise the S&P Target SMid 60 Strategy portion of the Target Focus Five Portfolio were chosen by applying the same selection criteria set forth above under the caption "S&P Target SMid 60 Portfolio." The Securities which comprise the MSCI EAFE Target 20 Strategy portion of the Target Focus Five Portfolio were chosen by applying the same selection criteria set forth above under the caption "MSCI EAFE Target 20 Portfolio." The Securities which comprise the NYSE (R) International Target 25 Strategy portion of the Target Focus Five Portfolio were chosen by applying the same selection criteria set forth above under the caption "NYSE (R) International Target 25 Portfolio."

         Target Global Dividend Leaders Portfolio

The Target Global Dividend Leaders Strategy is based on these steps:

Step 1: We establish three distinct universes as of two business days prior to the Initial Date of Deposit which consist of the following:

  o Domestic equity - all U.S. stocks.

  o International equity - all foreign stocks that are listed on a U.S. securities exchange either directly or are in the form of ADRs.

  o REITs - all U.S. REITs.

Step 2: Registered investment companies and limited partnerships are excluded from all universes. REITs are also excluded from the domestic and international equity universes.

Step 3: We select the stocks in each universe that meet the following criteria:

  o Market capitalization greater than $1 billion.

  o Three-month average daily trading volume greater than $1 million.

  o Dividend yield greater than twice that of the S&P 500 Index at the time of selection.

Step 4: We rank the selected stocks within each universe on three factors: price to cash flow, return on assets and price appreciation.

Step 5: We select the 20 stocks within each universe with the best overall rankings, subject to a maximum of four stocks from any one of the ten major market sectors for both the domestic and international equity universes. If a universe has less than 20 eligible securities, all eligible securities are selected.

Step 6: The universes are approximately weighted as shown below. Stocks are approximately equally-weighted within their universe.

  o 40% domestic equity.

  o 40% international equity.

  o 20% REITs.

                  Target Growth Portfolio

The Target Growth Portfolio invests in stocks with large market capitalizations which have recently exhibited certain positive financial attributes. The Target Growth Strategy stocks are determined as follows:

Step 1: We begin with all stocks traded on a U.S. exchange as of two business days prior to the date of this prospectus and screen for the following:

  o Minimum market capitalization of $6 billion;

  o Minimum three month average daily trading volume of $5 million; and

  o Minimum stock price of $5.

Step 2: We eliminate REITs, ADRs, registered investment companies and limited partnerships.

Step 3: We select only those stocks with positive one year sales growth.

Step 4: We rank the remaining stocks on three factors:

  o Sustainable growth rate;

  o Change in return on assets; and

  o Recent price appreciation.

Step 5: We purchase an approximately equally-weighted portfolio of the 30 stocks with the highest combined ranking on the three factors, subject to a maximum of six stocks from any one of the ten major market sectors.

Based on the composition of the portfolio on the Initial Date of Deposit, the Target Growth Portfolio is considered to be a Large-
Cap Growth Trust.

                Target Small-Cap Portfolio

The Securities which comprise the Target Small-Cap Strategy were chosen by applying the same selection criteria set forth above under the caption "Target 50/50 Portfolio."

Based on the composition of the portfolio on the Initial Date of Deposit, the Target Small-Cap Portfolio is considered to be a Small-Cap Growth Trust.

         Target VIP Conservative Equity Portfolio

The Target VIP Conservative Equity Portfolio invests in the common stocks of companies which are selected by applying four separate uniquely specialized strategies. The Target VIP Conservative Equity Strategy seeks to outperform the S&P 500 Index. The Target VIP Conservative Equity Portfolio provides investors with exposure to both growth and value stocks, as well as several different sectors of the worldwide economy. We believe this approach offers investors a better opportunity for investment success regardless of which investment styles prevail in the market. The composition of the Target VIP Conservative Equity Portfolio on the Initial Date of Deposit is as follows:

  o Approximately 30% common stocks which comprise The Dow(R) DART 10
    Strategy;

  o Approximately 10% common stocks which comprise the Global Target 15
    Strategy;

  o Approximately 50% common stocks which comprise the S&P Target 24
    Strategy; and

  o Approximately 10% common stocks which comprise the Value Line(R) Target 25 Strategy.

The Securities which comprise the Global Target 15 Strategy, the S&P Target 24 Strategy and the Value Line(R) Target 25 Strategy portions of the Trust were chosen by applying the same selection criteria set forth above under the captions "Global Target 15 Portfolio," "S&P Target 24 Portfolio" and "Target 50/50 Portfolio," respectively. The Securities which comprise The Dow (R) DART 10 Strategy portion of the Trust were selected as follows:

The Dow(R) DART 10 Strategy.

The Dow(R) DART 10 Strategy selects a portfolio of DJIA(sm) stocks with high dividend yields and/or high buyback ratios as a means to achieving the Strategy's investment objective. By analyzing dividend yields, the Strategy seeks to uncover stocks that may be out of favor or undervalued. More recently, many companies have turned to stock reduction programs as a tax efficient way to bolster their stock prices and reward shareholders. Companies which have reduced their shares through a share buyback program may provide a strong cash flow position and, in turn, high quality earnings. Buyback ratio is the ratio of a company's shares of common stock outstanding 12 months prior to the date of this prospectus divided by a company's shares outstanding as of the business day prior to the date of this prospectus, minus "1."

The Dow(R) DART 10 Strategy stocks are determined as follows:

Step 1: We rank all 30 stocks contained in the DJIA(sm) by the sum of their dividend yield and buyback ratio as of the business day prior to the date of this prospectus.

Step 2: We then select an approximately equally-weighted portfolio of the 10 stocks with the highest combined dividend yields and buyback ratios for The Dow(R) DART 10 Strategy.

Based on the composition of the portfolio on the Initial Date of Deposit, the Target VIP Conservative Equity Portfolio is considered to be a Large-Cap Blend Trust.

       Value Line(R) Diversified Target 40 Portfolio

The Value Line(R) Diversified Target 40 Strategy invests in 40 of the 400 stocks that Value Line(R) gives a #1 or #2 ranking for Timeliness(TM) which have recently exhibited certain positive financial attributes. Value Line(R) ranks 1,700 stocks, 400 of which are given their #1 or #2 ranking for Timeliness(TM). Value Line(R) bases their rankings on various factors, including long-term trend of earnings, prices, recent earnings, price momentum and earnings surprises. The Value Line(R) Diversified Target 40 Strategy stocks are determined as follows:

Step 1: We start with the 400 stocks which Value Line(R) as of two business days prior to the date of this prospectus gives their #1 or #2 ranking for Timeliness(TM), remove the stocks of foreign companies, the stocks of companies with market capitalizations of less than $2 billion, registered investment companies and limited partnerships, and apply the following rankings as of two business days prior to the date of this prospectus.

Step 2: We rank these remaining stocks for sustainable growth rate.

Step 3: We then rank the stocks for their price to sales ratios.

Step 4: Finally, we rank the stocks for value based on their price to cash flow.

Step 5: We add up the numerical ranks achieved by each company in the above steps and select an approximately equally weighted portfolio of the 40 stocks with the highest combined ranking on the three factors, subject to a maximum of eight stocks from any one of the ten major market sectors. For purposes of selecting stocks and weighting the market sectors, consumer discretionary and consumer staples are considered separate sectors.

             Value Line(R) Target 25 Portfolio

The Securities which comprise the Value Line(R) Target 25 Strategy were chosen by applying the same selection criteria set forth above under the caption "Target 50/50 Portfolio."

Other Considerations.

Please note that we applied the strategy or strategies which make up the portfolio for each Trust at a particular time. If we create additional Units of a Trust after the Initial Date of Deposit we will deposit the Securities originally selected by applying the strategy at such time. This is true even if a later application of a strategy would have resulted in the selection of different securities. In addition, companies which, based on publicly available information as of the date the Securities were selected, are the subject of an announced business combination which we expect will happen within six months of the date of this prospectus have been excluded from the universe of securities from which each Trust's Securities are selected.

The Securities for each of the strategies were selected as of a strategy's selection date using closing market prices on such date or, if a particular market was not open for trading on such date, closing market prices on the day immediately prior to the strategy's selection date in which such market was open. In addition, companies which, based on publicly available information on or before their respective selection date, are subject to any of the limited circumstances which warrant removal of a Security from a Trust as described under "Removing Securities from a Trust" have been excluded from the universe of securities from which each Trust's Securities are selected.

From time to time in the prospectus or in marketing materials we may identify a portfolio's style and capitalization characteristics to describe a trust. These characteristics are designed to help you better understand how the Trust fits into your overall investment plan. These characteristics are determined by the Sponsor as of the Initial Date of Deposit and, due to changes in the value of the Securities, may vary thereafter. In addition, from time to time, analysts and research professionals may apply different criteria to determine a Security's style and capitalization characteristics, which may result in designations which differ from those arrived at by the Sponsor. In general, growth stocks are those with high relative price-to-book ratios while value stocks are those with low relative price-to-book ratios. At least 65% of the stocks in a trust on the trust's initial date of deposit must fall into either the growth or value category for a trust itself to receive the designation. Trusts that do not meet this criteria are designated as blend trusts. In determining market capitalization characteristics, we analyze the market capitalizations of the 3,000 largest stocks in the United States (excluding foreign securities, ADRs, limited partnerships and regulated investment companies) on a monthly basis. Companies with market capitalization among the largest 10% are considered Large-Cap securities, the next 20% are considered Mid-Cap securities and the remaining securities are considered Small-Cap securities. Both the weighted average market capitalization of a trust and at least half of the Securities in a trust must be classified as either Large-Cap, Mid-Cap or Small-Cap in order for a trust to be designated as such. Trusts, however, may contain individual stocks that do not fall into their stated style or market capitalization designation.

Of course, as with any similar investments, there can be no assurance that the objective of a Trust will be achieved. See "Risk Factors" for a discussion of the risks of investing in a Trust.

"Dow Jones Industrial Average(sm)," "Dow(R)," "DJIA(sm)" and "Dow
Jones U.S. Select Dividend Index(sm)" are products of Dow Jones Indexes, a licensed trademark of CME Group Index Services LLC ("CME"), and have been licensed for use. "Dow Jones Industrial Average(sm)," "Dow(R)," "DJIA(sm)" and "Dow Jones U.S. Select Dividend Index(sm)" are trademarks or service marks of Dow Jones Trademark Holdings, LLC ("Dow Jones") and have been licensed for use for certain purposes by First Trust Advisors L.P., an affiliate of ours. Dow Jones, CME or their respective affiliates do not endorse, sell or promote any of the Trusts, in particular The Dow(R) Target 5 Portfolio, Global Target 15 Portfolio, Target 50/50 Portfolio, Target Dividend Multi-Strategy Portfolio, Target Double Play Portfolio, Target Focus Five Portfolio and the Target VIP Conservative Equity Portfolio. Dow Jones, CME or their respective affiliates make no representation regarding the advisability of investing in such products. Except as noted herein, Dow Jones, CME or their respective affiliates have not given us a license to use its indexes.

The MSCI EAFE Target 20 Portfolio and Target Focus Five Portfolio are not sponsored, endorsed, or promoted by MSCI, and MSCI bears no liability with respect to the Trusts, the Securities or the index on which such Trusts or Securities are based. Except as noted herein, the publisher has not approved of any of the information in this prospectus.

"S&P(R)," "S&P 500(R)," "S&P MidCap 400(R)," "S&P SmallCap 600(R)," and
"Standard & Poor's(R)" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by us. The S&P Target 24 Portfolio, S&P Target SMid 60 Portfolio, Target 50/50 Portfolio, Target Focus Five Portfolio and Target VIP Conservative Equity Portfolio are not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in such Portfolios. Please see the Information Supplement which sets forth certain additional disclaimers and limitations of liabilities on behalf of Standard & Poor's.

"Value Line(R)," "The Value Line Investment Survey" and "Value Line Timeliness(TM) Ranking System" are registered trademarks of Value Line Securities, Inc. or Value Line Publishing, Inc. that have been licensed to First Trust Portfolios L.P. and/or First Trust Advisors L.P. The Target 50/50 Portfolio, Target Double Play Portfolio, Target Focus Five Portfolio, Target VIP Conservative Equity Portfolio, Value Line(R) Diversified Target 40 Portfolio and Value Line(R) Target 25 Portfolio are not sponsored, recommended, sold or promoted by Value Line Publishing, Inc., Value Line, Inc. or Value Line Securities, Inc. ("Value Line"). Value Line makes no representation regarding the advisability of investing in a Trust.

"NYSE" is a registered trademark of, and "NYSE International 100 Index(sm)" is a service mark of, the New York Stock Exchange, Inc. ("NYSE") and have been licensed for use for certain purposes by First Trust Portfolios L.P. The NYSE International Target 25 Portfolio and Target Focus Five Portfolio, which are based on the NYSE International 100 Index(sm), are not sponsored, endorsed, sold or promoted by NYSE, and NYSE makes no representation regarding the advisability of investing in such products.

The publishers of the DJIA(sm), FT Index, Hang Seng Index, The Nasdaq-100 Index(R), the Russell 2000(R) Index, the Russell 3000(R) Index, S&P 500 Index, S&P 1000 Index, S&P MidCap 400 Index, S&P SmallCap 600 Index, MSCI EAFE Index(R), and the NYSE International 100 Index(sm) are not affiliated with us and have not participated in creating the Trusts or selecting the Securities for the Trusts. Except as noted herein, none of the index publishers have approved of any of the information in this prospectus.

                       Risk Factors

Price Volatility. The Trusts invest in common stocks. The value of a Trust's Units will fluctuate with changes in the value of these common stocks. Common stock prices fluctuate for several reasons including changes in investors' perceptions of the financial condition of an issuer or the general condition of the relevant stock market, such as the current market volatility, or when political or economic events affecting the issuers occur. In addition, common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase.

Because the Trusts are not managed, the Trustee will not sell stocks in response to or in anticipation of market fluctuations, as is common in managed investments. As with any investment, we cannot guarantee that the performance of any Trust will be positive over any period of time, especially the relatively short 15-month life of the Trusts, or that you won't lose money. Units of the Trusts are not deposits of any bank and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Three of the Securities in the Nasdaq (R) Target 15 Portfolio, five of the Securities in S&P Target 24 Portfolio and two of the Securities in the Value Line(R) Target 25 Portfolio represent approximately 50.35%, 49.26% and 30.14%, respectively, of the value of such Trust. If these stocks decline in value you may lose a substantial portion of your investment.

Current Economic Conditions. The National Bureau of Economic Research announced that the U.S. economy's recession which began in December 2007 technically ended in June 2009. Despite this announcement, economic activity remains below average levels, the United States continues to experience increased unemployment and stock markets remain below pre-recession levels. The recession began with problems in the housing and credit markets, many of which were caused by defaults on "subprime" mortgages and mortgage-backed securities, eventually leading to the failures of some large financial institutions and has negatively impacted all sectors of the economy. The current economic crisis has also affected the global economy with European and Asian markets suffering historic losses. Due to the current state of uncertainty in the economy, the value of the Securities held by a Trust may be subject to steep declines or increased volatility due to changes in performance or perception of the issuers. Extraordinary steps have been taken by the governments of several leading economic countries to combat the economic crisis; however, the impact of these measures is not yet known and cannot be predicted.

Dividends. There is no guarantee that the issuers of the Securities will declare dividends in the future or that if declared they will either remain at current levels or increase over time.

Trusts which use dividend yield as a selection criterion employ a contrarian strategy in which the Securities selected share qualities that have caused them to have lower share prices or higher dividend yields than other common stocks in their peer group. There is no assurance that negative factors affecting the share price or dividend yield of these Securities will be overcome over the life of such Trusts or that these Securities will increase in value.

Concentration Risk. When at least 25% of a Trust's portfolio is invested in securities issued by companies within a single sector, the Trust is considered to be concentrated in that particular sector. A portfolio concentrated in a single sector may present more risks than a portfolio broadly diversified over several sectors.

The Dow (R) Target 5 Portfolio is concentrated in stocks of telecommunication services companies. The Global Target 15 Portfolio is concentrated in stocks of financial and telecommunication services companies. The Nasdaq (R) Target 15 Portfolio is concentrated in stocks of information technology companies. The NYSE (R) International Target
25 Portfolio is concentrated in stocks of financial companies. The S&P
Target SMid 60 Portfolio, the Target Double Play Portfolio, the Target Focus Five Portfolio, the Target Growth Portfolio, the Target Small-Cap Portfolio, the Target VIP Conservative Equity Portfolio and the Value Line (R) Diversified Target 40 Portfolio are concentrated in stocks of consumer products companies. The Value Line (R) Target 25 Portfolio is concentrated in stocks of consumer products and information technology companies.

Consumer Products. Collectively, consumer discretionary companies and consumer staples companies are categorized as consumer products companies. General risks of these companies include cyclicality of revenues and earnings, economic recession, currency fluctuations, changing consumer tastes, extensive competition, product liability litigation and increased governmental regulation. Generally, spending on consumer products is affected by the economic health of consumers. A weak economy and its effect on consumer spending would adversely affect consumer products companies.

Financials. Banks, thrifts and their holding companies are especially subject to the adverse effects of economic recession, decreases in the availability of capital, volatile interest rates, portfolio concentrations in geographic markets and in commercial and residential real estate loans, and competition from new entrants in their fields of business. Although legislation repealed most of the barriers which separated the banking, insurance and securities industries, these industries are still extensively regulated at both the federal and state level and may be adversely affected by increased regulations.

Recent negative developments initially relating to the subprime mortgage market and subsequently spreading to other parts of the economy, have adversely affected credit and capital markets worldwide and reduced the willingness of lenders to extend credit, thus making borrowing more difficult. In addition, the liquidity of certain debt instruments has been reduced or eliminated due to the lack of available market makers.

Negative economic events in the credit markets have also led some firms to declare bankruptcy, forced short-notice sales to competing firms, or required government intervention by the Federal Deposit Insurance Corporation ("FDIC") or through an infusion of Troubled Asset Relief Program funds. Furthermore, accounting rule changes, including the standards regarding the valuation of assets, consolidation in the banking industry and additional volatility in the stock market have the potential to significantly impact financial services companies as well.

In response to recent market and economic conditions, the U.S. Government has taken a variety of extraordinary measures designed to stimulate the economy and financial markets including capital injections and the acquisition of illiquid assets. Recent laws and regulations contain provisions limiting the way banks and their holding companies are able to pay dividends, purchase their own common stock and compensate officers. On July 21, 2010 the President signed into law the Dodd-Frank Wall Street Reform and Consumer Protection Act (the "Reform Act"). The Reform Act establishes a Financial Services Oversight Council to facilitate information sharing and identify systemic risks. Additionally, the Reform Act would allow the FDIC to "take over" a failing bank in situations when the overall stability of the financial system could be at risk. These regulatory changes could cause business disruptions or result in significant loss of revenue, and there can be no assurance as to the actual impact that these laws and their regulations will have on the financial markets.

Banks and thrifts face increased competition from nontraditional lending sources and financial services providers including brokerage firms, broker/dealers, investment banks, mutual fund companies and other companies that offer various financial products in addition to their brokerage and investment advice. However, proposed legislation would subject such non-bank financial firms to the requirements of the Bank Holding Company Act of 1956 which generally restricts bank holding companies from engaging in business activities other than the business of banking and certain closely related activities. Under the proposed legislation, these companies would be required to register as bank holding companies with the Federal Reserve Board and would be subject to capital and other regulatory requirements of traditional banks. This may result in a decrease in profits, missed business opportunities and cessation of financing activities for companies unable to meet the newly imposed regulatory requirements which could further reduce available credit for consumers.

Companies involved in the insurance industry are engaged in underwriting, selling, distributing or placing of property and casualty, life or health insurance. Insurance company profits are affected by many factors, including interest rate movements, the imposition of premium rate caps, competition and pressure to compete globally. Property and casualty insurance profits may also be affected by weather catastrophes, acts of terrorism and other disasters. Life and health insurance profits may be affected by mortality rates. Already extensively regulated, insurance companies' profits may also be adversely affected by increased government regulations or tax law changes. Proposed legislation may establish the Office of National Insurance within the U.S. Department of the Treasury. This proposed federal agency would gather information, develop expertise, negotiate international agreements, and coordinate policy in the insurance sector. This enhanced oversight into the insurance industry may pose unknown risks to the sector as a whole.

Information Technology. Technology companies are generally subject to the risks of rapidly changing technologies; short product life cycles; fierce competition; aggressive pricing; frequent introduction of new or enhanced products; the loss of patent, copyright and trademark protections; cyclical market patterns; evolving industry standards; and frequent new product introductions. Technology companies may be smaller and less experienced companies, with limited product lines, markets or financial resources. Technology company stocks have experienced extreme price and volume fluctuations that are often unrelated to their operating performance, and have lately experienced significant market declines in their share values. Also, the stocks of many Internet companies have exceptionally high price-to-earnings ratios with little or no earnings histories.

Telecommunication Services. General risks of telecommunication services companies include rapidly changing technology, rapid product obsolescence, loss of patent protection, cyclical market patterns, evolving industry standards and frequent new product introductions. Certain communications/bandwidth companies are subject to substantial governmental regulation, which among other things, regulates permitted rates of return and the kinds of services that a company may offer. Such companies can also be negatively impacted by any failure to obtain, or delays in obtaining, financial or regulatory approval for new products or services. Companies in this sector are subject to fierce competition for market share from existing competitors and new market entrants. Such competitive pressures are intense and communications stocks can experience extreme volatility.

Companies in the telecommunications sector may encounter distressed cash flows and heavy debt burdens due to the need to commit substantial capital to meet increasing competition, particularly in formulating new products and services using new technology. Technological innovations may also make the existing products and services of telecommunications companies obsolete. In addition, companies in this sector can be impacted by a lack of investor or consumer acceptance of new products, changing consumer preferences and lack of standardization or compatibility with existing technologies making implementation of new products more difficult.

REITs. Certain of the Securities in the Target Global Dividend Leaders Portfolio are issued by REITs. REITs are financial vehicles that pool investors' capital to purchase or finance real estate. REITs may concentrate their investments in specific geographic areas or in specific property types, i.e., hotels, shopping malls, residential complexes and office buildings. The value of the REITs and the ability of the REITs to distribute income may be adversely affected by several factors, including rising interest rates, changes in the national, state and local economic climate and real estate conditions, perceptions of prospective tenants of the safety, convenience and attractiveness of the properties, the ability of the owner to provide adequate management, maintenance and insurance, the cost of complying with the Americans with Disabilities Act, increased competition from new properties, the impact of present or future environmental legislation and compliance with environmental laws, changes in real estate taxes and other operating expenses, adverse changes in governmental rules and fiscal policies, adverse changes in zoning laws, and other factors beyond the control of the issuers of the REITs.

Strategy. Please note that we applied the strategy or strategies which make up the portfolio for each Trust at a particular time. If we create additional Units of a Trust after the Initial Date of Deposit we will deposit the Securities originally selected by applying the strategy at such time. This is true even if a later application of a strategy would have resulted in the selection of different securities. There is no guarantee the investment objective of a Trust will be achieved. The actual performance of the Trusts will be different than the hypothetical returns of each Trust's strategy. Because the Trusts are unmanaged and follow a strategy, the Trustee will not buy or sell Securities in the event a strategy is not achieving the desired results.

Hong Kong and China. Approximately 33.35% of the Global Target 15 Portfolio consists of common stocks issued by companies headquartered or incorporated in Hong Kong Special Administrative Region ("Hong Kong") and/or China. Certain of the Securities in certain other Trusts are also issued by companies headquartered or incorporated in Hong Kong and/or China. Hong Kong issuers are subject to risks related to Hong Kong's political and economic environment, the volatility of the Hong Kong stock market, and the concentration of real estate companies in the Hang Seng Index. Hong Kong reverted to Chinese control on July 1, 1997 and any increase in uncertainty as to the future economic and political status of Hong Kong, or a deterioration of the relationship between China and the United States, could have negative implications on stocks listed on the Hong Kong stock market.

China is underdeveloped when compared to other countries. China is essentially an export-driven economy and is affected by developments in the economies of its principal trading partners. Certain provinces have limited natural resources, resulting in dependence on foreign sources for certain raw materials and economic vulnerability to global fluctuations of price and supply. The emerging market economy of China may also be subject to over-extension of credit, currency devaluations and restrictions, decreased exports, and economic recession. China has yet to develop comprehensive securities, corporate, or commercial laws, and its market is relatively new and undeveloped. Changes in government policy could significantly affect the markets in China. Given the still-developing nature of laws impacting China region securities markets and corporate entities, changes in regulatory policy could have a material adverse affect on the Securities. Securities prices on the Hang Seng Index, can be highly volatile and are sensitive to developments in Hong Kong and China, as well as other world markets.

Japan. Approximately 40.00% of the NYSE(R) International Target 25 Portfolio consists of common stocks issued by companies headquartered or incorporated in Japan. Certain of the Securities in certain other Trusts are issued by companies headquartered or incorporated in Japan. The growth of Japan's economy has historically lagged that of its Asian neighbors and other major developed economies. The Japanese economy is heavily dependent on international trade and has been adversely affected by trade tariffs, other protectionist measures, competition from emerging economies and the economic conditions of its trading partners. China has become an important trading partner with Japan, yet the countries' political relationship has become strained. Should political tension increase, it could adversely affect the economy, especially the export sector, and destabilize the region as a whole. In addition, structural problems related to historical patterns of over-regulation, excessive government intervention and weak consumer demand continue in certain sectors and, if coupled with a lack of strong fiscal direction and ineffectual government response, may undercut the Japanese economy.

Japan also remains heavily dependent on oil imports, and higher commodity prices could therefore have a negative impact on the economy.

United Kingdom. Approximately 33.33% of the Global Target 15 Portfolio consists of common stocks issued by companies headquartered or incorporated in the United Kingdom. Certain of the Securities in certain other Trusts are also issued by companies headquartered or incorporated in the United Kingdom. The United Kingdom is one of 25 members of the European Union ("EU") which was formed by the Maastricht Treaty on European Union. The Treaty has had the effect of eliminating most of the remaining trade barriers between the member nations and has made Europe one of the largest common markets in the world. However, the continued implementation of the Treaty provisions and recent rapid political and social change throughout Europe make the extent and nature of future economic development in the United Kingdom and Europe and their effect on Securities issued by U.K. issuers impossible to predict.

Unlike a majority of EU members, the United Kingdom did not convert its currency to the common European currency, the euro, on January 1, 1999. All companies with significant markets or operations in Europe face strategic challenges as these entities continue to adapt to a single currency. The ongoing euro conversion process, with or without the inclusion of the United Kingdom, may materially impact revenues, expenses or income; increase competition; affect issuers' currency exchange rate risk and derivatives exposure; cause issuers to increase spending on information technology updates; and result in potentially adverse tax consequences. We cannot predict when or if the United Kingdom will convert to the euro or what impact, if any, the adoption of the euro by the United Kingdom will have on any of the Securities issued by United Kingdom companies in the Trusts.

Foreign Securities. All of the Securities in the MSCI EAFE Target 20 Portfolio and the NYSE(R) International Target 25 Portfolio and certain of the Securities in certain other Trusts are issued by foreign companies, which makes these Trusts subject to more risks than if they invested solely in domestic common stocks. These Securities are either directly listed on a U.S. securities exchange or a foreign securities exchange or are in the form of ADRs which are listed on a U.S. securities exchange. Risks of foreign common stocks include higher brokerage costs; different accounting standards; expropriation, nationalization or other adverse political or economic developments; currency devaluations, blockages or transfer restrictions; restrictions on foreign investments and exchange of securities; inadequate financial information; lack of liquidity of certain foreign markets; and less government supervision and regulation of exchanges, brokers, and issuers in foreign countries.

The purchase and sale of the foreign Securities, other than foreign Securities listed on a U.S. securities exchange, will generally occur only in foreign securities markets. Because foreign securities exchanges may be open on different days than the days during which investors may purchase or redeem Units, the value of a Trust's Securities may change on days when investors are not able to purchase or redeem Units. Although we do not believe that the Trusts will have problems buying and selling these Securities, certain of the factors stated above may make it impossible to buy or sell them in a timely manner. Custody of certain of the Securities in the Global Target 15 Portfolio, MSCI EAFE Target 20 Portfolio, Target 50/50 Portfolio, Target Dividend Multi-Strategy Portfolio, Target Focus Five Portfolio and Target VIP Conservative Equity Portfolio is maintained by: Hongkong and Shanghai Banking Corporation, Hong Kong for Hong Kong Securities; The Bank of Tokyo-Mitsubishi UFJ Ltd., Tokyo, Japan for Japanese Securities; Crest Co. Ltd. for United Kingdom Securities; and Euroclear Bank, a global custody and clearing institution for all other foreign Securities; each of which have entered into a sub-custodian relationship with the Trustee. In the event the Trustee informs the Sponsor of any material change in the custody risks associated with maintaining assets with any of the entities listed above, the Sponsor will instruct the Trustee to take such action as the Sponsor deems appropriate to minimize such risk.

Emerging Markets. Certain of the Securities in certain of the Trusts are issued by companies headquartered or incorporated in countries considered to be emerging markets. Risks of investing in developing or emerging countries are even greater than the risks associated with foreign investments in general. These increased risks include, among other risks, the possibility of investment and trading limitations, greater liquidity concerns, higher price volatility, greater delays and disruptions in settlement transactions, greater political uncertainties and greater dependence on international trade or development assistance. In addition, emerging market countries may be subject to overburdened infrastructures, obsolete financial systems and environmental problems. For these reasons, investments in emerging markets are often considered speculative.

Exchange Rates. Because securities of foreign issuers not listed on a U.S. securities exchange generally pay dividends and trade in foreign currencies, the U.S. dollar value of these Securities (and therefore

Units of the Trusts containing securities of foreign issuers) will vary with fluctuations in foreign exchange rates. Most foreign currencies have fluctuated widely in value against the U.S. dollar for various economic and political reasons.

To determine the value of foreign Securities not listed on a U.S. securities exchange or their dividends, the Evaluator will estimate current exchange rates for the relevant currencies based on activity in the various currency exchange markets. However, these markets can be quite volatile, depending on the activity of the large international commercial banks, various central banks, large multi-national corporations, speculators, hedge funds and other buyers and sellers of foreign currencies. Since actual foreign currency transactions may not be instantly reported, the exchange rates estimated by the Evaluator may not reflect the amount the Trusts would receive, in U.S. dollars, had the Trustee sold any particular currency in the market. The value of the Securities in terms of U.S. dollars, and therefore the value of your Units, will decline if the U.S. dollar decreases in value relative to the value of the currencies in which the Securities trade.

Small Cap Companies. All of the Securities in the Target Small-Cap Portfolio and certain of the Securities in certain other Trusts are issued by companies which have been designated by the Sponsor as small-cap. Smaller companies present some unique investment risks. Small-caps may have limited product lines, as well as shorter operating histories, less experienced management and more limited financial resources than larger companies. Stocks of smaller companies may be less liquid than those of larger companies and may experience greater price fluctuations than larger companies. In addition, small-cap stocks may not be widely followed by the investment community, which may result in low demand.

Legislation/Litigation. From time to time, various legislative initiatives are proposed in the United States and abroad which may have a negative impact on certain of the companies represented in the Trusts.
In addition, litigation regarding any of the issuers of the Securities, such as that concerning Altria Group, Inc., Lorillard, Inc., Microsoft Corporation, Reynolds American Inc. or Vector Group, Ltd. or any of the industries represented by these issuers, may negatively impact the value of these Securities. We cannot predict what impact any pending or threatened litigation will have on the value of the Securities.

           Hypothetical Performance Information

The following tables compare the hypothetical performance information for the strategies employed by each Trust and the actual performances of the DJIA(sm), Nasdaq-100 Index(R), NYSE International 100 Index(sm), Russell 2000(R) Index, Russell 3000(R) Index, S&P 500 Index, S&P 1000 Index, FT Index, Hang Seng Index, MSCI EAFE Index(R), MSCI All Country World Index and a combination of the DJIA(sm), FT Index and Hang Seng Index (the "Cumulative International Index Returns") in each of the full years listed below (and as of the most recent month).

These hypothetical returns should not be used to predict future performance of the Trusts. Returns from a Trust will differ from its strategy for several reasons, including the following:

- Total Return figures shown do not reflect commissions paid by a Trust on the purchase of Securities or taxes incurred by you.

- Strategy returns are for calendar years (and through the most recent month), while the Trusts begin and end on various dates.

- Trusts have a maturity longer than one year.

- Trusts may not be fully invested at all times or equally weighted in each of the strategies or the stocks comprising their respective strategy or strategies.

- Securities are often purchased or sold at prices different from the closing prices used in buying and selling Units.

- For Trusts investing in foreign Securities, currency exchange rates may differ.

You should note that the Trusts are not designed to parallel movements in any index and it is not expected that they will do so. In fact, each Trust's strategy underperformed its comparative index, or combination thereof, in certain years and we cannot guarantee that a Trust will outperform its respective index over the life of a Trust or over consecutive rollover periods, if available. Each index differs widely in size and focus, as described below.

DJIA(sm). The DJIA(sm) consists of 30 U.S. stocks chosen by the editors of The Wall Street Journal as being representative of the broad market and of American industry. Changes in the component stocks of the DJIA(sm) are made entirely by the editors of The Wall Street Journal without consulting the companies, the stock exchange or any official agency. For the sake of continuity, changes are made rarely.

Nasdaq-100 Index(R). The Nasdaq-100 Index(R) consists of the 100 largest and most active non-financial domestic and international companies listed on the Nasdaq National Market System.

NYSE International 100 Index(sm). The NYSE International 100 Index(sm) is an unmanaged index of the 100 largest non-U.S. stocks trading on the New York Stock Exchange. The NYSE International 100 Index(sm) assumes that all dividends received during a year are reinvested on a daily basis.

Russell 2000(R) Index. The Russell 2000(R) Index offers investors access to the small-cap segment of the U.S. equity universe. The Russell 2000(R) Index is constructed to provide a comprehensive, unbiased small-cap barometer and is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small-cap opportunity set. The Russell 2000(R) Index includes the smallest 2,000 securities in the Russell 3000(R) Index.

Russell 3000(R) Index. The Russell 3000(R) Index offers investors access to the broad U.S. equity universe representing approximately 98% of the U.S. market. The Russell 3000(R) Index is constructed to provide a comprehensive, unbiased and stable barometer of the broad market and is completely reconstituted annually to ensure new and growing equities are reflected.

S&P 500 Index. The S&P 500 Index consists of 500 stocks chosen by
Standard and Poor's to be representative of the leaders of various industries.

S&P 1000 Index. The S&P 1000 is a combination of the S&P MidCap 400 (the most widely used index for mid-size companies) and the S&P SmallCap 600 (an index of 600 U.S. small-cap companies), where the S&P MidCap 400 represents approximately 70% of the index and S&P SmallCap 600 represents approximately 30% of the index).

Financial Times Industrial Ordinary Share Index. The FT Index consists of 30 common stocks chosen by the editors of The Financial Times as being representative of British industry and commerce.

Hang Seng Index. The Hang Seng Index consists of a cross section of stocks currently listed on the Stock Exchange of Hong Kong Ltd. and is intended to represent four major market sectors: commerce and industry, finance, property and utilities.

MSCI EAFE Index(R). The MSCI EAFE Index(R) (Europe, Australasia, Far
East) is an unmanaged float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the United States and Canada.

MSCI All Country World Index. The MSCI All Country World Index is an unmanaged free float-adjusted market capitalization weighted index designed to measure the equity market performance of developed and emerging markets. The index cannot be purchased directly by investors.

                                              COMPARISON OF TOTAL RETURN(2)
(Strategy figures reflect the deduction of sales charges and expenses but not brokerage commissions or taxes.)
                                          Hypothetical Strategy Total Returns(1)
                                                               NYSE(R)                                          Target
          The Dow(R)   Global       MSCI EAFE    The Nasdaq(R) International The S&P     S&P Target   Target    Diversified
          Target 5     Target 15    Target 20    Target 15     Target 25     Target 24   SMid 60      50/50     Dividend
Year      Strategy     Strategy     Strategy     Strategy      Strategy      Strategy    Strategy     Strategy  Strategy
----      --------     ---------    ---------    ------------  ------------  ----------  ----------   --------  -----------
1972       18.96%
1973       17.58%
1974       -7.52%
1975       62.86%
1976       38.84%
1977        3.18%
1978       -1.30%
1979        7.39%
1980       38.69%
1981        1.22%
1982       40.99%
1983       34.21%
1984        8.55%
1985       35.96%
1986       28.26%                                 19.44%                       18.26%
1987        8.46%       14.92%                    11.92%                        1.85%
1988       18.90%       20.93%                    -1.46%                        4.40%
1989        7.97%       14.49%                    34.49%                       22.45%
1990      -17.94%        0.65%                    -7.64%                        6.55%
1991       59.77%       39.91%                   105.93%                       40.45%
1992       20.63%       24.23%                    -2.91%                       -1.68%                  15.69%
1993       31.38%       62.37%                    25.71%                        8.15%                  20.03%
1994        5.43%      -10.03%                     7.78%                        4.90%                  -3.34%
1995       28.02%       11.47%       14.54%       50.52%                       39.08%     24.38%       44.80%    26.80%
1996       23.46%       19.47%       29.18%       56.87%        25.92%         31.37%     13.46%       27.35%    14.90%
1997       17.13%       -8.77%        6.49%       32.14%        23.28%         30.17%     42.49%       33.03%    25.89%
1998        9.90%       11.11%       32.06%      119.13%        12.56%         39.92%      5.02%       27.12%    12.88%
1999       -9.46%        6.16%       53.67%       96.57%        64.31%         41.23%     24.11%       21.20%    17.47%
2000        8.26%        2.27%       -2.75%      -16.37%        10.87%          3.95%     14.25%       10.19%    19.73%
2001       -5.01%       -1.04%      -16.49%      -27.11%       -14.12%        -10.94%     32.26%       14.40%    29.55%
2002      -12.86%      -14.32%       -3.02%      -26.35%       -20.67%        -19.15%     -5.23%      -11.27%   -10.46%
2003       20.20%       35.94%       37.82%       34.81%        39.53%         23.24%     45.73%       33.38%    46.97%
2004        9.61%       29.23%       23.07%       -3.58%        23.68%         13.65%     23.71%       15.87%    20.44%
2005       -2.41%       11.51%        5.98%        1.28%        13.70%          3.73%      3.16%        4.40%     1.90%
2006       39.57%       40.05%       33.19%        1.64%        28.55%          1.52%     19.78%       14.58%    15.34%
2007        2.25%       14.26%       24.21%       18.93%        24.98%          3.27%     -9.71%        5.06%    -3.92%
2008      -50.10%      -43.29%      -42.53%      -52.84%       -49.80%        -29.33%    -37.71%      -42.90%   -37.11%
2009       17.31%       49.36%       16.23%       16.48%        42.87%         12.17%     60.28%       13.04%    40.72%
2010        3.55%        1.09%        2.82%       16.13%        -2.09%          4.50%      2.34%        6.58%     6.53%
(thru 9/30)


                                              COMPARISON OF TOTAL RETURN(2)
(Strategy figures reflect the deduction of sales charges and expenses but not brokerage commissions or taxes.)
                                          Hypothetical Strategy Total Returns(1)
                                             Target                                              Value
        Target       Target       Target     Global                                Target VIP    Line(R)
        Dividend     Double       Focus      Dividend    Target       Target       Conservative  Diversified  Value Line(R)
        Multi-       Play         Five       Leaders     Growth       Small-Cap    Equity        Target 40    Target 25
Year    Strategy     Strategy     Strategy   Strategy    Strategy     Strategy     Strategy      Strategy     Strategy
----    --------     --------     --------   --------    --------     ---------    ------------  -----------  -------------
1972
1973
1974
1975
1976
1977
1978
1979                                                                     37.16%
1980                                                                     58.26%
1981                                                                    -11.60%
1982                                                                     47.88%
1983                                                                     28.53%
1984                                                                     -3.79%
1985                                                                     48.06%                                  31.98%
1986                                                                     20.92%                                  20.21%
1987                                                                     12.27%        3.76%                     16.93%
1988                                                                     20.35%        7.94%                     -9.40%
1989                                                                     23.48%       24.76%                     48.20%
1990                                                                     -1.22%        3.04%                      3.14%
1991                                                                     56.64%       44.64%                     83.77%
1992                  12.44%                                             25.87%        2.85%                     -2.65%
1993                  21.66%                                             19.69%       17.98%                     25.05%
1994                   1.93%                                             -0.49%        1.60%                     12.18%
1995     28.58%       49.54%                             -29.86%         38.50%       36.19%        30.10%       52.20%
1996     18.47%       35.38%       26.59%                 25.20%         32.64%       32.37%        26.60%       54.25%
1997     20.77%       37.21%       30.88%                 41.38%         14.24%       24.13%        38.75%       33.94%
1998     14.75%       47.28%       31.00%      1.46%      37.34%         -0.38%       35.12%        15.97%       91.04%
1999      7.72%       52.97%       46.62%     12.26%      33.94%         10.88%       36.95%        64.51%      111.26%
2000     12.98%        7.21%        6.88%      4.50%       8.47%          2.86%        3.07%         0.38%      -10.40%
2001     14.33%       20.19%       12.64%      6.80%      -4.04%         -3.93%      -10.64%         0.69%       -0.10%
2002    -10.62%      -12.42%       -9.78%     -7.70%     -10.72%        -16.15%      -19.08%        -8.95%      -23.91%
2003     36.97%       35.74%       38.46%     47.88%      34.20%         53.12%       24.35%        25.41%       39.34%
2004     23.99%       20.46%       21.64%     24.34%      16.88%         19.39%       12.57%        31.09%       21.78%
2005      5.69%       11.08%        8.02%     11.46%      17.26%         12.55%        3.33%        19.59%       19.71%
2006     26.60%        9.11%       17.67%     29.34%      16.99%         21.60%       11.80%        15.31%        1.27%
2007      5.42%       12.42%       10.07%     21.97%      20.08%         -6.80%        5.37%         1.17%       24.30%
2008    -44.97%      -45.52%      -43.61%    -30.25%     -52.50%        -48.65%      -33.12%       -47.72%      -51.14%
2009     36.93%        8.63%       25.00%     53.05%      18.49%         -4.61%       14.83%        26.88%        3.14%
2010      1.14%       10.94%        5.93%     12.04%      10.00%         14.32%        5.59%         3.47%       15.71%
(thru 9/30)

                                              COMPARISON OF TOTAL RETURN(2)
                                                  Index Total Returns

                          NYSE                                                                              MSCI         Cumulative
                          Interna-                                                                          All          Interna-
                Nasdaq-   tional                          Russell                      Russell   MSCI       Country      tional
                100       100        S&P 500    S&P 1000  3000(R)  FT       Hang Seng  2000(R)   EAFE       World        Index
Year  DJIA(sm)  Index(R)  Index(sm)  Index      Index     Index    Index    Index      Index     Index(R)   Index        Returns(3)
----  ------    ------    -------    --------   ------    ------   -------  ---------  -------   --------   --------     ----------
1972   18.48%                         19.00%
1973  -13.28%                        -14.69%
1974  -23.57%                        -26.47%
1975   44.75%                         37.23%
1976   22.82%                         23.93%
1977  -12.84%                         -7.16%
1978    2.79%                          6.57%
1979   10.55%                         18.61%                                            43.07%
1980   22.16%                         32.50%                                            38.60%
1981   -3.57%                         -4.92%                                             2.03%
1982   27.11%                         21.55%                                            24.95%
1983   25.96%                         22.56%                                            29.13%
1984    1.30%                          6.27%                                            -7.30%
1985   33.55%                         31.72%                                            31.05%
1986   27.10%     6.89%               18.67%                                             5.68%
1987    5.48%    10.49%                5.25%                        38.32%  -10.02%     -8.80%                            11.26%
1988   16.14%    13.54%               16.56%                         7.03%   16.05%     25.02%                            13.07%
1989   32.19%    26.17%               31.62%                        24.53%    5.53%     16.26%                            20.75%
1990   -0.56%   -10.41%               -3.10%                        10.36%    6.74%    -19.48%                             5.51%
1991   24.19%    64.99%               30.40%                        14.88%   42.46%     46.04%                            27.17%
1992    7.41%     8.87%                7.61%                        -2.18%   28.89%     18.41%                            11.37%
1993   16.93%    11.76%               10.04%                        20.25%  123.35%     18.88%                            53.51%
1994    5.01%     1.76%                1.32%                         1.19%  -29.98%     -1.82%                            -7.93%
1995   36.87%    43.06%               37.54%     30.69%    35.81%   17.83%   27.28%     28.45%    11.21%                  27.33%
1996   28.89%    42.78%    18.50%     22.94%     19.85%    21.51%   20.55%   37.47%     16.49%     6.05%                  28.97%
1997   24.94%    20.77%    19.20%     33.35%     30.26%    31.70%   16.44%  -17.68%     22.36%     1.78%                   7.90%
1998   18.15%    85.48%    22.64%     28.58%     13.20%    23.94%   12.20%   -2.68%     -2.55%    19.94%     21.97%        9.22%
1999   27.21%   102.10%    41.93%     21.04%     14.11%    20.90%   17.44%   73.42%     21.26%    27.02%     26.82%       39.36%
2000   -4.71%   -36.83%   -20.67%     -9.10%     15.86%    -7.47%  -18.58%   -9.35%     -3.02%   -14.17%    -13.94%      -10.88%
2001   -5.43%   -32.62%   -21.13%    -11.88%      1.45%   -11.40%  -23.67%  -22.40%      2.49%   -21.44%    -15.91%      -17.17%
2002  -15.01%   -37.52%   -19.14%    -22.09%    -14.54%   -21.53%  -29.52%  -15.60%    -20.48%   -15.94%    -18.98%      -20.04%
2003   28.26%    49.48%    37.58%     28.67%     36.61%    31.04%   26.27%   41.79%     47.25%    38.59%     34.63%       32.11%
2004    5.30%    10.75%    16.25%     10.87%     18.39%    11.94%   20.80%   16.96%     18.33%    20.25%     15.75%       14.35%
2005    1.72%     1.90%    11.22%      4.91%     10.93%     6.15%   12.45%    8.67%      4.55%    13.54%     11.37%        7.61%
2006   19.03%     7.28%    24.49%     15.78%     11.89%    15.80%   40.25%   38.60%     18.37%    26.34%     21.53%       32.62%
2007    8.87%    19.24%    16.43%      5.49%      5.18%     5.24%    0.10%   42.88%     -1.57%    11.17%     12.18%       17.28%
2008  -31.92%   -41.57%   -43.26%    -36.99%    -34.67%   -37.30%  -54.74%  -46.04%    -33.79%   -43.38%    -41.85%      -44.23%
2009   22.70%    54.63%    32.28%     26.47%     33.48%    28.36%   33.98%   56.41%     27.17%    31.78%     35.41%       37.70%
2010    5.60%     7.98%    -1.70%      3.91%     10.69%     4.80%    6.02%    5.03%      9.12%     1.07%      4.03%        5.55%
(thru 9/30)



______________________

See "Notes to Comparison of Total Return" on page 73.

Page 72


                   NOTES TO COMPARISON OF TOTAL RETURN

(1) The Strategy stocks for each Strategy for a given year consist of the common stocks selected by applying the respective Strategy as of the beginning of the period (and not the date the Trusts actually sell Units).

(2) With the exception of the Hang Seng Index for the periods 12/31/1986 through 12/31/1992, Total Return represents the sum of the change in market value of each group of stocks between the first and last trading day of a period plus the total dividends paid on each group of stocks during such period divided by the opening market value of each group of stocks as of the first trading day of a period. Total Return figures assume that all dividends are reinvested monthly (except for the MSCI EAFE Index(R); the NYSE International 100 Index(sm); the S&P 1000 Index; and the Russell 2000(R) Index, which assume daily reinvestment of dividends) and all returns are stated in terms of U.S. dollars. For the periods 12/31/1986 through 12/31/1992, Total Return on the Hang Seng Index does not include any dividends paid. Strategy figures reflect the deduction of sales charges and expenses but have not been reduced by estimated brokerage commissions paid by Trusts in acquiring Securities or any taxes incurred by investors. Based on the year-by-year returns contained in the tables, over the full years as listed above, each Strategy achieved a greater average annual total return than that of its corresponding index:

                                               Average
                                               Annual
Strategy                                       Total Return       Corresponding Index                               Index Returns
________                                       ____________       ___________________                               _____________
The Dow(R) Target 5 Strategy                   12.47%             DJIA(sm) (from 12/31/71 through 12/31/09)         10.51%
Global Target 15 Strategy                      11.95%             Cumulative International Index                    10.49%
MSCI EAFE Target 20 Strategy                   11.33%             MSCI EAFE Index(R)                                4.92%
Nasdaq(R) Target 15 Strategy                   14.03%             Nasdaq-100 Index(R)                               11.90%
NYSE(R) International Target 25 Strategy       12.03%             NYSE International 100 Index(sm)                  6.48%
S&P Target 24 Strategy                         10.47%             S&P 500 Index (from 12/31/85 through 12/31/09)    9.72%
S&P Target SMid 60 Strategy                    14.41%             S&P 1000 Index                                    11.14%
Target 50/50 Strategy                          11.52%             S&P 500 Index (from 12/31/91 through 12/31/09)    7.74%
Target Diversified Dividend Strategy           12.66%             Russell 3000(R) Index                             8.06%
Target Dividend Multi-Strategy                 10.93%             S&P 500 Index (from 12/31/94 through 12/31/09)    8.04%
Target Double Play Strategy                    15.31%             S&P 500 Index (from 12/31/91 through 12/31/09)    7.74%
Target Focus Five Strategy                     13.30%             S&P 500 Index (from 12/31/95 through 12/31/09)    6.19%
Target Global Dividend Leaders Strategy        12.36%             MSCI All Country World Index                      4.47%
Target Growth Strategy                         12.32%             S&P 500 Index (from 12/31/94 through 12/31/09)    8.04%
Target Small-Cap Strategy                      13.69%             Russell 2000(R) Index                             11.30%
Target VIP Conservative Equity Strategy        10.70%             S&P 500 Index (from 12/31/86 through 12/31/09)    9.35%
Value Line(R) Diversified Target 40 Strategy   12.82%             S&P 500 Index (from 12/31/94 through 12/31/09)    8.04%
Value Line(R) Target 25 Strategy               18.65%             S&P 500 Index (from 12/31/84 through 12/31/09)    10.52%

(3) The combination of the DJIA(sm), the FT Index and the Hang Seng Index (the "Cumulative International Index") Returns represent the weighted average of the annual returns of the stocks contained in the FT Index, Hang Seng Index and DJIA(sm). The Cumulative International Index Returns are weighted in the same proportions as the index components appear in the Global Target 15 Portfolio. For instance, the Cumulative International Index is weighted as follows: DJIA(sm), 33-1/3%; FT Index, 33-1/3%; Hang Seng Index, 33-1/3%. Cumulative International Index Returns do not represent an actual index.

           PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

                      Public Offering

The Public Offering Price.

You may buy Units at the Public Offering Price, the price per Unit of which is comprised of the following:

o The aggregate underlying value of the Securities;

o The amount of any cash in the Income and Capital Accounts;

o Dividends receivable on Securities; and

o The maximum sales charge (which combines an initial upfront sales charge, a deferred sales charge and the creation and development fee).

The price you pay for your Units will differ from the amount stated under "Summary of Essential Information" due to various factors, including fluctuations in the prices of the Securities, changes in the relevant currency exchange rates, changes in the applicable commissions, stamp taxes, custodial fees and other costs associated with foreign trading, and changes in the value of the Income and/or Capital Accounts.

Although you are not required to pay for your Units until three business days following your order (the "date of settlement"), you may pay before then. You will become the owner of Units ("Record Owner") on the date of settlement if payment has been received. If you pay for your Units before the date of settlement, we may use your payment during this time and it may be considered a benefit to us, subject to the limitations of the Securities Exchange Act of 1934, as amended.

Organization Costs. Securities purchased with the portion of the Public Offering Price intended to be used to reimburse the Sponsor for a Trust's organization costs (including costs of preparing the registration statement, the Indenture and other closing documents, registering Units with the Securities and Exchange Commission ("SEC") and states, the initial audit of each Trust's statement of net assets, legal fees and the initial fees and expenses of the Trustee) will be purchased in the same proportionate relationship as all the Securities contained in a Trust. Securities will be sold to reimburse the Sponsor for a Trust's organization costs at the end of the initial offering period (a significantly shorter time period than the life of the Trusts). During the initial offering period, there may be a decrease in the value of the Securities. To the extent the proceeds from the sale of these Securities are insufficient to repay the Sponsor for Trust organization costs, the Trustee will sell additional Securities to allow a Trust to fully reimburse the Sponsor. In that event, the net asset value per Unit of a Trust will be reduced by the amount of additional Securities sold. Although the dollar amount of the reimbursement due to the Sponsor will remain fixed and will never exceed the per Unit amount set forth for a Trust in "Notes to Statements of Net Assets," this will result in a greater effective cost per Unit to Unit holders for the reimbursement to the Sponsor. To the extent actual organization costs are less than the estimated amount, only the actual organization costs will ultimately be charged to a Trust. When Securities are sold to reimburse the Sponsor for organization costs, the Trustee will sell Securities, to the extent practicable, which will maintain the same proportionate relationship among the Securities contained in a Trust as existed prior to such sale.

Minimum Purchase.

The minimum amount you can purchase of a Trust is generally $1,000 worth of Units ($500 if you are purchasing Units for your Individual
Retirement Account or any other qualified retirement plan), but such amounts may vary depending on your selling firm.

Maximum Sales Charge.

The maximum sales charge is comprised of a transactional sales charge and a creation and development fee. After the initial offering period the maximum sales charge will be reduced by 0.50%, to reflect the amount of the previously charged creation and development fee.

Transactional Sales Charge.

The transactional sales charge you will pay has both an initial and a deferred component.

Initial Sales Charge. The initial sales charge, which you will pay at the time of purchase, is equal to the difference between the maximum sales charge of 2.95% of the Public Offering Price and the sum of the maximum remaining deferred sales charge and creation and development fee (initially $.195 per Unit). This initial sales charge is equal to approximately 1.00% of the Public Offering Price of a Unit, but will vary from 1.00% depending on the purchase price of your Units and as deferred sales charge and creation and development fee payments are made. When the Public Offering Price per Unit exceeds $10.00, the initial sales charge will exceed 1.00% of the Public Offering Price.

Monthly Deferred Sales Charge. In addition, three monthly deferred sales charges of approximately $.0484 per Unit will be deducted from a Trust's assets on approximately the twentieth day of each month from January 20, 2011 through March 18, 2011. If you buy Units at a price of less than $10.00 per Unit, the dollar amount of the deferred sales charge will not change, but the deferred sales charge on a percentage basis will be more than 1.45% of the Public Offering Price.

Creation and Development Fee.

As Sponsor, we will also receive, and the Unit holders will pay, a creation and development fee. See "Expenses and Charges" for a description of the services provided for this fee. The creation and development fee is a charge of $.050 per Unit collected at the end of the initial offering period. If you buy Units at a price of less than $10.00 per Unit, the dollar amount of the creation and development fee will not change, but the creation and development fee on a percentage basis will be more than 0.50% of the Public Offering Price.

Discounts for Certain Persons.

If you invest at least $50,000 including any proceeds as described below (except if you are purchasing for "Fee Accounts" as described below), the maximum sales charge for the amount of the investment eligible to receive the reduced sales charge is reduced as follows:

                             Your maximum     Dealer
If you invest                sales charge     concession
(in thousands)*:             will be:         will be:
________________             ____________     __________
$50 but less than $100       2.70%            2.00%
$100 but less than $250      2.45%            1.75%
$250 but less than $500      2.20%            1.50%
$500 but less than $1,000    1.95%            1.25%
$1,000 or more               1.40%            0.75%

*The breakpoints will be adjusted to take into consideration purchase orders stated in dollars which cannot be completely fulfilled due to the requirement that only whole Units be issued.

The reduced sales charge for quantity purchases will apply only to purchases made by the same person on any one day from any one dealer. To help you reach the above levels, you can combine the Units you purchase of a Trust with any other same day purchases of other trusts for which we are Principal Underwriter and are currently in the initial offering period. In addition, we will also consider Units you purchase in the name of your spouse or child under 21 years of age to be purchases by you. The reduced sales charges will also apply to a trustee or other fiduciary purchasing Units for a single trust estate or single fiduciary account. You must inform your dealer of any combined purchases before the sale in order to be eligible for the reduced sales charge.

You may use your Rollover proceeds from a previous series of a Trust, termination proceeds from other unit investment trusts with a similar strategy as a Trust, or redemption or termination proceeds from any unit investment trust we sponsor to purchase Units of a Trust during the initial offering period at the Public Offering Price less 1.00% (for purchases of $1,000,000 or more, the maximum sales charge will be limited to 1.40% of the Public Offering Price), but you will not be eligible to receive the reduced sales charges described in the above table with respect to such proceeds. Please note that if you purchase Units of a Trust in this manner using redemption proceeds from trusts which assess the amount of any remaining deferred sales charge at redemption, you should be aware that any deferred sales charge remaining on these units will be deducted from those redemption proceeds. In order to be eligible for this reduced sales charge program, the termination or redemption proceeds used to purchase Units must be derived from a transaction that occurred within 30 days of your Unit purchase. In addition, this program will only be available for investors that utilize the same broker/dealer (or a different broker/dealer with appropriate notification) for both the Unit purchase and the transaction resulting in the receipt of the termination or redemption proceeds used for the Unit purchase. You may be required to provide appropriate documentation or other information to your broker/dealer to evidence your eligibility for this reduced sales charge program.

Investors purchasing Units through registered broker/dealers who charge periodic fees in lieu of commissions or who charge for financial planning, investment advisory or asset management services or provide these or comparable services as part of an investment account where a comprehensive "wrap fee" or similar charge is imposed ("Fee Accounts") will not be assessed the transactional sales charge described in this section on the purchase of Units in the primary market. Certain Fee Accounts Unit holders may be assessed transaction or other account fees on the purchase and/or redemption of such Units by their broker/dealer or other processing organizations for providing certain transaction or account activities. Fee Accounts Units are not available for purchase in the secondary market. We reserve the right to limit or deny purchases of Units not subject to the transactional sales charge by investors whose frequent trading activity we determine to be detrimental to the Trusts.

Employees, officers and directors (and immediate family members) of the Sponsor, our related companies and dealers may purchase Units at the Public Offering Price less the applicable dealer concession. Immediate family members include spouses, children, grandchildren, parents, grandparents, siblings, mothers-in-law, fathers-in-law, sons-in-law, daughters-in-law, brothers-in-law and sisters-in-law, and trustees, custodians or fiduciaries for the benefit of such persons.

The Sponsor and certain dealers may establish a schedule where employees, officers and directors of such dealers can purchase Units of a Trust at the Public Offering Price less the established schedule amount, which is designed to compensate such dealers for activities relating to the sale of Units (the "Employee Dealer Concession").

You will be charged the deferred sales charge per Unit regardless of any discounts. However, if you are eligible to receive a discount such that the maximum sales charge you must pay is less than the applicable maximum deferred sales charge, including Fee Accounts Units, you will be credited additional Units with a dollar value equal to the difference between your maximum sales charge and the maximum deferred sales charge at the time you buy your Units. If you elect to have distributions reinvested into additional Units of a Trust, in addition to the reinvestment Units you receive you will also be credited additional Units with a dollar value at the time of reinvestment sufficient to cover the amount of any remaining deferred sales charge and creation and development fee to be collected on such reinvestment Units. The dollar value of these additional credited Units (as with all Units) will fluctuate over time, and may be less on the dates deferred sales charges or the creation and development fee are collected than their value at the time they were issued.

The Value of the Securities.

The Evaluator will determine the aggregate underlying value of the Securities in a Trust as of the Evaluation Time on each business day and will adjust the Public Offering Price of the Units according to this valuation. This Public Offering Price will be effective for all orders received before the Evaluation Time on each such day. If we or the Trustee receive orders for purchases, sales or redemptions after that time, or on a day which is not a business day, they will be held until the next determination of price. The term "business day" as used in this prospectus will exclude Saturdays, Sundays and certain national holidays on which the NYSE is closed.

The aggregate underlying value of the Securities in a Trust will be determined as follows: if the Securities are listed on a securities exchange or The NASDAQ Stock Market(R), their value is generally based on the closing sale prices on that exchange or system (unless it is determined that these prices are not appropriate as a basis for valuation, as may be the case with certain foreign Securities listed on a foreign securities exchange). For purposes of valuing Securities traded on The NASDAQ Stock Market(R), closing sale price shall mean the NASDAQ(R) Official Closing Price as determined by The NASDAQ Stock Market LLC. However, if there is no closing sale price on that exchange or system, they are valued based on the closing ask prices. If the Securities are not so listed, or, if so listed and the principal market for them is other than on that exchange or system, their value will generally be based on the current ask prices on the over-the-counter market (unless it is determined that these prices are not appropriate as a basis for valuation). The Evaluator, at its discretion, may make adjustments to the prices of Securities held by a Trust if an event occurs after the close of the market on which a Security normally trades but before the Evaluation Time, depending on the nature and significance of the event, consistent with applicable regulatory guidance relating to fair value pricing. This may occur particularly with respect to foreign securities held by a Trust in which case the Trust may make adjustments to the last closing sales price to reflect more accurately the fair value of the Securities as of the Evaluation Time. If current ask prices are unavailable, or if available but determined by the Evaluator to not be appropriate, the valuation is generally determined:

a) On the basis of current ask prices for comparable securities;

b) By appraising the value of the Securities on the ask side of the market; or

c) By any combination of the above.

After the initial offering period is over, the aggregate underlying value of the Securities will be determined as set forth above, except that bid prices are used instead of ask prices when necessary. The aggregate underlying value of non-U.S. listed Securities is computed on the basis of the relevant currency exchange rate expressed in U.S. dollars as of the Evaluation Time.

                   Distribution of Units

We intend to qualify Units of the Trusts for sale in a number of states. All Units will be sold at the then current Public Offering Price.

The Sponsor compensates intermediaries, such as broker/dealers and banks, for their activities that are intended to result in sales of Units of the Trusts. This compensation includes dealer concessions described in the following section and may include additional concessions and other compensation and benefits to broker/dealers and other intermediaries.

Dealer Concessions.

Dealers and other selling agents can purchase Units at prices which reflect a concession or agency commission of 2.25% of the Public Offering Price per Unit, subject to the reduced concession applicable to volume purchases as set forth in "Public Offering-Discounts for Certain Persons." However, for Units subject to a transactional sales charge which are purchased using redemption or termination proceeds or on purchases by Rollover Unit holders, this amount will be reduced to 1.3% of the sales price of these Units (0.75% for purchases of $1,000,000 or more).

Eligible dealer firms and other selling agents who, during the previous consecutive 12-month period through the end of the most recent month, sold primary market units of unit investment trusts sponsored by us in the dollar amounts shown below will be entitled to the following additional sales concession on primary market sales of units during the current month of unit investment trusts sponsored by us:

Total sales                               Additional
(in millions)                             Concession
_____________________                     ___________
$25 but less than $100                    0.050%
$100 but less than $150                   0.075%
$150 but less than $250                   0.100%
$250 but less than $500                   0.115%
$500 but less than $750                   0.125%
$750 but less than $1,000                 0.130%
$1,000 but less than $1,500               0.135%
$1,500 but less than $2,000               0.140%
$2,000 but less than $3,000               0.150%
$3,000 but less than $4,000               0.160%
$4,000 but less than $5,000               0.170%
$5,000 or more                            0.175%

Dealers and other selling agents will not receive a concession on the sale of Units which are not subject to a transactional sales charge, but such Units will be included in determining whether the above volume sales levels are met. Eligible dealer firms and other selling agents include clearing firms that place orders with First Trust and provide First Trust with information with respect to the representatives who initiated such transactions. Eligible dealer firms and other selling agents will not include firms that solely provide clearing services to other broker/dealer firms or firms who place orders through clearing firms that are eligible dealers. We reserve the right to change the amount of concessions or agency commissions from time to time. Certain commercial banks may be making Units of the Trusts available to their customers on an agency basis. A portion of the transactional sales charge paid by these customers is kept by or given to the banks in the amounts shown above.

Other Compensation and Benefits to Broker/Dealers.

The Sponsor, at its own expense and out of its own profits, currently provides additional compensation and benefits to broker/dealers who sell shares of Units of these Trusts and other First Trust products. This compensation is intended to result in additional sales of First Trust products and/or compensate broker/dealers and financial advisors for past sales. A number of factors are considered in determining whether to pay these additional amounts. Such factors may include, but are not limited to, the level or type of services provided by the intermediary, the level or expected level of sales of First Trust products by the intermediary or its agents, the placing of First Trust products on a preferred or recommended product list, access to an intermediary's personnel, and other factors. The Sponsor makes these payments for marketing, promotional or related expenses, including, but not limited to, expenses of entertaining retail customers and financial advisers, advertising, sponsorship of events or seminars, obtaining information about the breakdown of unit sales among an intermediary's representatives or offices, obtaining shelf space in broker/dealer firms and similar activities designed to promote the sale of the Sponsor's products. The Sponsor makes such payments to a substantial majority of intermediaries that sell First Trust products. The Sponsor may also make certain payments to, or on behalf of, intermediaries to defray a portion of their costs incurred for the purpose of facilitating Unit sales, such as the costs of developing or purchasing trading systems to process Unit trades. Payments of such additional compensation described in this and the preceding paragraph, some of which may be characterized as "revenue sharing," may create an incentive for financial intermediaries and their agents to sell or recommend a First Trust product, including these Trusts, over products offered by other sponsors or fund companies. These arrangements will not change the price you pay for your Units.

Advertising and Investment Comparisons.

Advertising materials regarding a Trust may discuss several topics, including: developing a long-term financial plan; working with your financial professional; the nature and risks of various investment strategies and unit investment trusts that could help you reach your financial goals; the importance of discipline; how a Trust operates; how securities are selected; various unit investment trust features such as convenience and costs; and options available for certain types of unit investment trusts. These materials may include descriptions of the principal businesses of the companies represented in each Trust, research analysis of why they were selected and information relating to the qualifications of the persons or entities providing the research analysis. In addition, they may include research opinions on the economy and industry sectors included and a list of investment products generally appropriate for pursuing those recommendations.

From time to time we may compare the estimated returns of a Trust (which may show performance net of the expenses and charges a Trust would have incurred) and returns over specified periods of other similar trusts we sponsor in our advertising and sales materials, with (1) returns on other taxable investments such as the common stocks comprising various market indexes, corporate or U.S. Government bonds, bank CDs and money market accounts or funds, (2) performance data from Morningstar Publications, Inc. or (3) information from publications such as Money,

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The New York Times, U.S. News and World Report, Bloomberg Businessweek,
Forbes or Fortune. The investment characteristics of each Trust differ from other comparative investments. You should not assume that these performance comparisons will be representative of a Trust's future performance. We may also, from time to time, use advertising which classifies trusts or portfolio securities according to capitalization and/or investment style.

                   The Sponsor's Profits

We will receive a gross sales commission equal to the maximum transactional sales charge per Unit for each Trust less any reduction as stated in "Public Offering." We will also receive the amount of any collected creation and development fee. Also, any difference between our cost to purchase the Securities and the price at which we sell them to a Trust is considered a profit or loss (see Note 2 of "Notes to Schedules of Investments"). During the initial offering period, dealers and others may also realize profits or sustain losses as a result of fluctuations in the Public Offering Price they receive when they sell the Units.

In maintaining a market for the Units, any difference between the price at which we purchase Units and the price at which we sell or redeem them will be a profit or loss to us.

                   The Secondary Market

Although not obligated, we intend to maintain a market for the Units after the initial offering period and continuously offer to purchase Units at prices based on the Redemption Price per Unit.

We will pay all expenses to maintain a secondary market, except the Evaluator fees and Trustee costs to transfer and record the ownership of Units. We may discontinue purchases of Units at any time. IF YOU WISH TO DISPOSE OF YOUR UNITS, YOU SHOULD ASK US FOR THE CURRENT MARKET PRICES BEFORE MAKING A TENDER FOR REDEMPTION TO THE TRUSTEE. If you sell or redeem your Units before you have paid the total deferred sales charge on your Units, you will have to pay the remainder at that time.

                   How We Purchase Units

The Trustee (or the FTPS Unit Servicing Agent in the case of FTPS Units) will notify us of any tender of Units for redemption. If our bid at that time is equal to or greater than the Redemption Price per Unit, we may purchase the Units. You will receive your proceeds from the sale no later than if they were redeemed by the Trustee. We may tender Units we hold to the Trustee for redemption as any other Units. If we elect not to purchase Units, the Trustee (or the FTPS Unit Servicing Agent in the case of FTPS Units) may sell tendered Units in the over-the-counter market, if any. However, the amount you will receive is the same as you would have received on redemption of the Units.

                   Expenses and Charges

The estimated annual expenses of each Trust are listed under "Fee Table." If actual expenses of a Trust exceed the estimate, that Trust will bear the excess. The Trustee will pay operating expenses of the Trusts from the Income Account of such Trust if funds are available, and then from the Capital Account. The Income and Capital Accounts are noninterest-bearing to Unit holders, so the Trustee may earn interest on these funds, thus benefiting from their use.

First Trust Advisors L.P., an affiliate of ours, acts as both Portfolio Supervisor and Evaluator to the Trusts, and will be compensated for providing portfolio supervisory services and evaluation services as well as bookkeeping and other administrative services to the Trusts. In providing portfolio supervisory services, the Portfolio Supervisor may purchase research services from a number of sources, which may include underwriters or dealers of the Trusts. As Sponsor, we will receive brokerage fees when the Trusts use us (or an affiliate of ours) as agent in buying or selling Securities. As authorized by the Indenture, the Trustee may employ a subsidiary or affiliate of the Trustee to act as broker to execute certain transactions for a Trust. Each Trust will pay for such services at standard commission rates.

FTP Services LLC, an affiliate of ours, acts as FTPS Unit Servicing Agent to the Trusts with respect to the Trusts' FTPS Units. FTPS Units are Units which are purchased and sold through the Fund/SERV(R) trading system or on a manual basis through FTP Services LLC. In all other respects, FTPS Units are identical to other Units. FTP Services LLC will be compensated for providing shareholder services to the FTPS Units.

The fees payable to First Trust Advisors L.P., FTP Services LLC and the Trustee are based on the largest aggregate number of Units of a Trust outstanding at any time during the calendar year, except during the initial offering period, in which case these fees are calculated based on the largest number of Units outstanding during the period for which compensation is paid. These fees may be adjusted for inflation without Unit holders' approval, but in no case will the annual fee paid to us or our affiliates for providing a given service to all unit investment trusts for which we provide such services be more than the actual cost of providing such services in such year.

As Sponsor, we will receive a fee from each Trust for creating and developing the Trusts, including determining each Trust's objectives, policies, composition and size, selecting service providers and information services and for providing other similar administrative and ministerial functions. The "creation and development fee" is a charge of $.050 per Unit outstanding at the end of the initial offering period. The Trustee will deduct this amount from a Trust's assets as of the close of the initial offering period. We do not use this fee to pay distribution expenses or as compensation for sales efforts. This fee will not be deducted from your proceeds if you sell or redeem your Units before the end of the initial offering period.

In addition to a Trust's operating expenses and those fees described above, the Trusts may also incur the following charges:

- A quarterly license fee (which will fluctuate with a Trust's net asset value) payable by certain of the Trusts for the use of certain trademarks and trade names of Dow Jones, MSCI Barra, Standard & Poor's, The NASDAQ Stock Market LLC, the NYSE and/or Value Line(R);

- All legal expenses of the Trustee according to its responsibilities under the Indenture;

- The expenses and costs incurred by the Trustee to protect a Trust and your rights and interests;

- Fees for any extraordinary services the Trustee performed under the Indenture;

- Payment for any loss, liability or expense the Trustee incurred without negligence, bad faith or willful misconduct on its part, in connection with its acceptance or administration of a Trust;

- Payment for any loss, liability or expenses we incurred without negligence, bad faith or willful misconduct in acting as Sponsor of a Trust;

- Foreign custodial and transaction fees (which may include compensation paid to the Trustee or its subsidiaries or affiliates), if any; and/or

- All taxes and other government charges imposed upon the Securities or any part of a Trust.

The above expenses and the Trustee's annual fee are secured by a lien on the Trusts. Since the Securities are all common stocks and dividend income is unpredictable, we cannot guarantee that dividends will be sufficient to meet any or all expenses of the Trusts. If there is not enough cash in the Income or Capital Accounts, the Trustee has the power to sell Securities in a Trust to make cash available to pay these charges which may result in capital gains or losses to you. See "Tax Status."

                        Tax Status

United States Taxation.

This section summarizes some of the main U.S. federal income tax consequences of owning Units of a Trust. This section is current as of the date of this prospectus. Tax laws and interpretations change frequently, and these summaries do not describe all of the tax consequences to all taxpayers. For example, these summaries generally do not describe your situation if you are a corporation, a non-U.S. person, a broker/dealer, or other investor with special circumstances. In addition, this section does not describe your state, local or foreign tax consequences.

This federal income tax summary is based in part on the advice and opinion of counsel to the Sponsor. The Internal Revenue Service could disagree with any conclusions set forth in this section. In addition, our counsel was not asked to review, and has not reached a conclusion with respect to the federal income tax treatment of the assets to be deposited in the Trusts. This may not be sufficient for you to use for the purpose of avoiding penalties under federal tax law.

As with any investment, you should seek advice based on your individual circumstances from your own tax advisor.

Assets of the Trusts.

Each Trust is expected to hold one or more of the following:

(i) shares of stock in corporations (the "Stocks") that are treated as equity for federal income tax purposes, and

(ii) equity interests (the "REIT Shares") in real estate investment trusts ("REITs") that constitute interests in entities treated as real estate investment trusts for federal income tax purposes.

It is possible that a Trust will also hold other assets, including assets that are treated differently for federal income tax purposes from those described above, in which case you will have federal income tax consequences different from or in addition to those described in this section. All of the assets held by a Trust constitute the "Trust Assets." Neither our counsel nor we have analyzed the proper federal income tax treatment of a Trust's Assets and thus neither our counsel nor we have reached a conclusion regarding the federal income tax treatment of a Trust's Assets.

Trust Status.

If a Trust is at all times operated in accordance with the documents establishing the Trust and certain requirements of federal income tax law are met, the Trust will not be taxed as a corporation for federal income tax purposes. As a Unit owner, you will be treated as the owner of a pro rata portion of each of the Trust Assets, and as such you will be considered to have received a pro rata share of income (e.g., dividends and capital gains, if any) from each Trust Asset when such income would be considered to be received by you if you directly owned the Trust Assets. This is true even if you elect to have your distributions reinvested into additional Units. In addition, the income from Trust Assets that you must take into account for federal income tax purposes is not reduced by amounts used to pay sales charges or Trust expenses.

Your Tax Basis and Income or Loss upon Disposition.

If your Trust disposes of Trust Assets, you will generally recognize gain or loss. If you dispose of your Units or redeem your Units for cash, you will also generally recognize gain or loss. To determine the amount of this gain or loss, you must subtract your tax basis in the related Trust Assets from your share of the total amount received in the transaction. You can generally determine your initial tax basis in each Trust Asset by apportioning the cost of your Units, including sales charges, among the Trust Assets ratably according to their values on the date you acquire your Units. In certain circumstances, however, you may have to adjust your tax basis after you acquire your Units (for example, in the case of certain dividends that exceed a corporation's accumulated earnings and profits, or in the case of certain distributions with respect to REIT Shares that represent a return of capital, as discussed below).

If you are an individual, the maximum marginal federal tax rate for net capital gain is generally 15% (generally 5% for certain taxpayers in the 10% and 15% tax brackets). These capital gains rates are generally effective for taxable years beginning before January 1, 2011. Because these lower rates expire after December 31, 2010, it is unlikely that you will receive any long-term capital gains from a Trust eligible for these lower rates. For later periods, if you are an individual, the maximum marginal federal tax rate for net capital gain is generally 20% (10% for certain taxpayers in the 10% and 15% tax brackets). The 20% rate is reduced to 18% and the 10% rate is reduced to 8% for long-term capital gains from most property acquired after December 31, 2000 with a holding period of more than five years.

Net capital gain equals net long-term capital gain minus net short-term capital loss for the taxable year. Capital gain or loss is long-term if the holding period for the asset is more than one year and is short-term if the holding period for the asset is one year or less. You must exclude the date you purchase your Units to determine your holding period. The tax rates for capital gains realized from assets held for one year or less are generally the same as for ordinary income. The Internal Revenue Code, however, treats certain capital gains as ordinary income in special situations. Capital gain received from assets held for more than one year that is considered "unrecaptured section 1250 gain" (which may be the case, for example, with some capital gains attributable to the REIT Shares) is taxed at a maximum stated tax rate of 25%. In the case of capital gains dividends, the determination of which portion of the capital gains dividend, if any, is subject to the 25% tax rate, will be made based on rules prescribed by the United States Treasury.

Dividends from Stocks.

Certain dividends received with respect to the Stocks may qualify to be taxed at the same rates that apply to net capital gain (as discussed above), provided certain holding period requirements are satisfied. These special rules relating to the taxation of dividends at capital gains rates generally apply to taxable years beginning before January 1, 2011.

Dividends from REIT Shares.

Some dividends on the REIT Shares may be designated as "capital gain dividends," generally taxable to you as long-term capital gains. If you hold a Unit for six months or less or if your Trust holds a REIT Share for six months or less, any loss incurred by you related to the disposition of such REIT Share will be treated as a long-term capital loss to the extent of any long-term capital gain distributions received (or deemed to have been received) with respect to such REIT Share. Distributions of income or capital gains declared on the REIT Shares in October, November or December will be deemed to have been paid to you on December 31 of the year they are declared, even when paid by the REIT during the following January. Other dividends on the REIT Shares will generally be taxable to you as ordinary income, although in limited circumstances, some of the ordinary income dividends from a REIT may also qualify to be taxed at the same rates that apply to net capital gains (as discussed above), provided certain holding period requirements are satisfied. These special rules relating to the taxation of ordinary income dividends from real estate investment trusts generally apply to taxable years beginning before January 1, 2011.

Dividends Received Deduction.

Generally, a domestic corporation owning Units in a Trust may be eligible for the dividends received deduction with respect to such Unit owner's pro rata portion of certain types of dividends received by such Trust from certain domestic corporations. However, a corporation that owns Units generally will not be entitled to the dividends received deduction with respect to dividends from most foreign corporations or from REITs.

Rollovers.

If you elect to be a Rollover Unit holder and have your proceeds from your Trust rolled over into a future series of such Trust, it is considered a sale for federal income tax purposes and any gain on the sale will be treated as a capital gain, and any loss will be treated as a capital loss. However, any loss you incur in connection with the exchange of your Units of the Trusts for units of the next series will generally be disallowed with respect to this deemed sale and subsequent deemed repurchase, to the extent the two trusts have substantially identical Trust Assets under the wash sale provisions of the Internal Revenue Code.

In-Kind Distributions.

Under certain circumstances as described in this prospectus, you may request an In-Kind Distribution of Trust Assets when you redeem your Units at any time prior to 30 business days before a Trust's Mandatory Termination Date. However, this ability to request an In-Kind Distribution will terminate at any time that the number of outstanding Units has been reduced to 10% or less of the highest number of Units issued by a Trust. By electing to receive an In-Kind Distribution, you will receive Trust Assets plus, possibly, cash. You will not recognize gain or loss if you only receive whole Trust Assets in exchange for the identical amount of your pro rata portion of the same Trust Assets held by a Trust. However, if you also receive cash in exchange for a Trust Asset or a fractional portion of a Trust Asset, you will generally recognize gain or loss based on the difference between the amount of cash you receive and your tax basis in such Trust Asset or fractional portion.

Limitations on the Deductibility of Trust Expenses.

Generally, for federal income tax purposes, you must take into account your full pro rata share of your Trust's income, even if some of that income is used to pay Trust expenses. You may deduct your pro rata share of each expense paid by your Trust to the same extent as if you directly paid the expense. You may be required to treat some or all of the expenses of your Trust as miscellaneous itemized deductions. Individuals may only deduct certain miscellaneous itemized deductions to the extent they exceed 2% of adjusted gross income.

Foreign, State and Local Taxes.

Distributions by your Trust that are treated as U.S. source income (e.g., dividends received on Stocks of domestic corporations) will generally be subject to U.S. income taxation and withholding in the case of Units held by nonresident alien individuals, foreign corporations or other non-U.S. persons, subject to any applicable treaty. If you are a foreign investor (i.e., an investor other than a U.S. citizen or resident or a U.S. corporation, partnership, estate or trust), you may not be subject to U.S. federal income taxes, including withholding taxes, on some or all of the income from your Trust or on any gain from the sale or redemption of your Units, provided that certain conditions are met. You should consult your tax advisor with respect to the conditions you must meet in order to be exempt for U.S. tax purposes. You should also consult your tax advisor with respect to other U.S. tax withholding and reporting requirements.

Some distributions by your Trust may be subject to foreign withholding taxes. Any income withheld will still be treated as income to you. Under the grantor trust rules, you are considered to have paid directly your share of any foreign taxes that are paid. Therefore, for U.S. tax purposes, you may be entitled to a foreign tax credit or deduction for those foreign taxes.

If any U.S. investor is treated as owning directly or indirectly 10% or more of the combined voting power of the stock of a foreign corporation, and all U.S. shareholders of that corporation collectively own more than 50% of the vote or value of the stock of that corporation, the foreign corporation may be treated as a controlled foreign corporation (a "CFC"). If you own 10% or more of a CFC (through a Trust and in combination with your other investments) you will be required to include certain types of the CFC's income in your taxable income for federal income tax purposes whether or not such income is distributed to your Trust or to you.

Based on the advice of Carter Ledyard & Milburn, LLP, special counsel to the Trusts for New York tax matters, under the existing income tax laws of the State and City of New York, assuming that the Trusts are not treated as corporations for federal income tax purposes, the Trusts will not be taxed as corporations for New York State and New York City tax purposes, and the income of the Trusts will be treated as the income of the Unit holders in the same manner as for federal income tax purposes. You should consult your tax advisor regarding potential foreign, state or local taxation with respect to your Units.

United Kingdom Taxation.

The following summary describes certain important U.K. tax consequences for certain U.S. resident Unit holders who hold Units in the Global Target 15 Portfolio, the MSCI EAFE Target 20 Portfolio, the Target Dividend Multi-Strategy Portfolio, the Target Focus Five Portfolio or the Target VIP Conservative Equity Portfolio as capital assets. This summary is intended to be a general guide only and is subject to any changes in law interpretation or practice occurring after the date of this prospectus. You should consult your own tax advisor about your particular circumstances.

Taxation of Dividends. A U.K. resident individual who receives a dividend from a U.K. company is generally entitled to a tax credit which is offset against U.K. income tax liabilities.

As a U.S. resident Unit holder, you will not be able to claim any refund of the tax credit for dividends paid by U.K. companies.

Taxation of Capital Gains. U.S. investors who are neither resident nor ordinarily resident for U.K. tax purposes in the United Kingdom will not generally be liable for U.K. tax on gains arising on the disposal of Units in the Global Target 15 Portfolio, the MSCI EAFE Target 20 Portfolio, the Target Dividend Multi-Strategy Portfolio, the Target Focus Five Portfolio or the Target VIP Conservative Equity Portfolio. However, they may be liable if, in the case of corporate holders, such persons carry on a trade in the U.K. through a permanent establishment, or in the case of individual holders, such persons carry on a trade, profession or vocation in the U.K. through a branch or agency and the Units are used, held or acquired for the purposes of such a trade, profession or vocation or such branch or agency or permanent establishment as the case may be. Individual U.S. investors may also be liable if they have previously been resident or ordinarily resident in the United Kingdom and become resident or ordinarily resident in the United Kingdom in the future.

Inheritance Tax. Individual U.S. investors who, for the purposes of the Estate and Gift Tax Convention between the United States and the United Kingdom, are domiciled in the United States and who are not U.K. nationals will generally not be subject to U.K. inheritance tax on death or on gifts of the Units made during their lifetimes, provided any applicable U.S. federal gift or estate tax is paid. They may be subject to U.K. inheritance tax if the Units form part of the business property of a U.K. permanent establishment of an enterprise or pertain to a U.K. fixed base used for the performance of personal services in the United Kingdom.

Where the Units are held on trust, the Units will generally not be subject to U.K. inheritance tax if at the time of settlement, the settlor was domiciled in the United States and was not a national of the United Kingdom.

Where the Units are subject to both U.K. inheritance tax and U.S.
federal gift or estate tax, one of the taxes could generally be credited against the other.

Stamp Tax. A sale of Securities listed in the FT Index will generally result in either U.K. stamp duty or stamp duty reserve tax ("SDRT") being payable by the purchaser. The Global Target 15 Portfolio, the MSCI EAFE Target 20 Portfolio, the Target Dividend Multi-Strategy Portfolio, the Target Focus Five Portfolio and the Target VIP Conservative Equity Portfolio each paid this tax when they acquired Securities. When the Global Target 15 Portfolio, the MSCI EAFE Target 20 Portfolio, the Target Dividend Multi-Strategy Portfolio, the Target Focus Five Portfolio or the Target VIP Conservative Equity Portfolio sell Securities, it is anticipated that any U.K. stamp duty or SDRT will be paid by the purchaser.

Hong Kong Taxation.

The following summary describes certain important Hong Kong tax consequences to certain U.S. Unit holders who hold Units in the Global Target 15 Portfolio, the MSCI EAFE Target 20 Portfolio, the Target Dividend Multi-Strategy Portfolio, the Target Focus Five Portfolio or the Target VIP Conservative Equity Portfolio as capital assets. This summary assumes that you are not carrying on a trade, profession or business in Hong Kong and that you have no profits sourced in Hong Kong arising from the carrying on of such trade, profession or business. This summary is intended to be a general guide only and is subject to any changes in Hong Kong or U.S. law occurring after the date of this prospectus and you should consult your own tax advisor about your particular circumstances.

Taxation of Dividends. Dividends you receive from the Global Target 15 Portfolio, the MSCI EAFE Target 20 Portfolio, the Target Dividend Multi-Strategy Portfolio, the Target Focus Five Portfolio or the Target VIP Conservative Equity Portfolio relating to Hong Kong issuers are not taxable and therefore will not be subject to the deduction of any withholding tax.

Profits Tax. Unless you are carrying on a trade, profession or business in Hong Kong you will not be subject to profits tax imposed by Hong Kong on any gain or profits made on the realization or other disposal of your Units.

Estate Duty. Units of the Global Target 15 Portfolio, the MSCI EAFE Target 20 Portfolio, the Target Dividend Multi-Strategy Portfolio, the Target Focus Five Portfolio or the Target VIP Conservative Equity
Portfolio do not give rise to Hong Kong estate duty liability.

                     Retirement Plans

You may purchase Units of the Trusts for:

- Individual Retirement Accounts;

- Keogh Plans;

- Pension funds; and

- Other tax-deferred retirement plans.

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Generally, the federal income tax on capital gains and income received in each of the above plans is deferred until you receive distributions. These distributions are generally treated as ordinary income but may, in some cases, be eligible for special averaging or tax-deferred rollover treatment. Before participating in a plan like this, you should review the tax laws regarding these plans and consult your attorney or tax advisor. Brokerage firms and other financial institutions offer these plans with varying fees and charges.

                  Rights of Unit Holders

Unit Ownership.

Ownership of Units will not be evidenced by certificates. If you purchase or hold Units through a broker/dealer or bank, your ownership of Units will be recorded in book-entry form at the Depository Trust Company ("DTC") and credited on its records to your broker/dealer's or bank's DTC account. If you purchase or hold FTPS Units, your ownership of FTPS Units will be recorded in book-entry form on the register of Unit holdings maintained by the FTPS Unit Servicing Agent. If you purchase or hold Units through First Trust's online transaction system which enables certain financial representatives to process Unit trades through the First Trust Advisor Direct system ("Advisor Direct"), your ownership of Units ("Advisor Direct Units") will be recorded in book-entry form on the register of Unit holdings maintained by the Trustee. Transfer of Units will be accomplished by book entries made by DTC and its participants if the Units are registered to DTC or its nominee, Cede & Co., or otherwise will be accomplished by book entries made by the FTPS Unit Servicing Agent, with respect to FTPS Units, or by the Trustee, with respect to Advisor Direct Units. DTC will forward all notices and credit all payments received in respect of the Units held by the DTC participants. You will receive written confirmation of your purchases and sales of Units from the broker/dealer or bank through which you made the transaction or from the FTPS Unit Servicing Agent if you purchased and hold FTPS Units or from Advisor Direct or the Trustee with respect to Advisor Direct Units. You may transfer your Units by contacting the broker/dealer or bank through which you hold your Units, or the FTPS Unit Servicing Agent, if you hold FTPS Units, or Advisor Direct or the Trustee, if you hold Advisor Direct Units.

Unit Holder Reports.

The Trustee will prepare a statement detailing the per Unit amounts (if any) distributed from the Income Account and Capital Account in connection with each distribution. In addition, at the end of each calendar year, the Trustee will prepare a statement which contains the following information:

- A summary of transactions in the Trust for the year;

- A list of any Securities sold during the year and the Securities held at the end of that year by the Trust;

- The Redemption Price per Unit, computed on the 31st day of December of such year (or the last business day before); and

- Amounts of income and capital distributed during the year.

It is the responsibility of the entity through which you hold your Units to distribute these statements to you. In addition, you may also request from the Trustee copies of the evaluations of the Securities as prepared by the Evaluator to enable you to comply with applicable federal and state tax reporting requirements.

             Income and Capital Distributions

You will begin receiving distributions on your Units only after you become a Record Owner. The Trustee will credit dividends received on a Trust's Securities to the Income Account of such Trust. All other receipts, such as return of capital or capital gain dividends, are credited to the Capital Account of such Trust. Dividends received on foreign Securities, if any, are converted into U.S. dollars at the applicable exchange rate.

The Trustee will distribute money from the Income and Capital Accounts, as determined at the monthly Record Date, monthly on the twenty-fifth day of each month to Unit holders of record on the tenth day of such month provided the aggregate amount, exclusive of sale proceeds, available for distribution in the Income and Capital Accounts equals at least 0.1% of the net asset value of the Trust. Undistributed money in the Income and Capital Accounts will be distributed in the next month in which the aggregate amount available for distribution, exclusive of sale proceeds, equals or exceeds 0.1% of the net asset value of a Trust. See "Summary of Essential Information." No income distribution will be paid if accrued expenses of a Trust exceed amounts in the Income Account on the Distribution Dates. Distribution amounts will vary with changes in a Trust's fees and expenses, in dividends received and with the sale of Securities. The Trustee will distribute sale proceeds in the Capital Account, net of amounts designated to meet redemptions, pay the deferred sales charge and creation and development fee or pay expenses, on the twenty-fifth day of each month to Unit holders of record on the tenth day of such month provided the amount equals at least $1.00 per 100 Units. If the Trustee does not have your TIN, it is required to withhold a certain percentage of your distribution and deliver such amount to the IRS. You may recover this amount by giving your TIN to the Trustee, or when you file a tax return. However, you should check your statements to make sure the Trustee has your TIN to avoid this "back-up withholding."

We anticipate that there will be enough money in the Capital Account of a Trust to pay the deferred sales charge. If not, the Trustee may sell Securities to meet the shortfall.

Within a reasonable time after a Trust is terminated, unless you are a Rollover Unit holder, you will receive the pro rata share of the money from the sale of the Securities. All Unit holders will receive a pro rata share of any other assets remaining in their Trust, after deducting any unpaid expenses.

The Trustee may establish reserves (the "Reserve Account") within a Trust to cover anticipated state and local taxes or any governmental charges to be paid out of that Trust.

Distribution Reinvestment Option. You may elect to have each distribution of income and/or capital reinvested into additional Units of a Trust by notifying your broker/dealer or bank (or the FTPS Servicing Agent with respect to FTPS Units or Advisor Direct with respect to Advisor Direct Units, as applicable) within the time period required by such entities so that they can notify the Trustee of your election at least 10 days before any Record Date. Each later distribution of income and/or capital on your Units will be reinvested by the Trustee into additional Units of such Trust. There is no sales charge on Units acquired through the Distribution Reinvestment Option, as discussed under "Public Offering." This option may not be available in all states. Each reinvestment plan is subject to availability or limitation by the Sponsor and each broker/dealer or selling firm. The Sponsor or broker/dealers may suspend or terminate the offering of a reinvestment plan at any time. Please contact your financial professional for additional information. PLEASE NOTE THAT EVEN IF YOU REINVEST DISTRIBUTIONS, THEY ARE STILL CONSIDERED DISTRIBUTIONS FOR INCOME TAX PURPOSES.

                   Redeeming Your Units

You may redeem all or a portion of your Units at any time by sending a request for redemption to your broker/dealer or bank through which you hold your Units or to the FTPS Unit Servicing Agent, if you hold FTPS Units, or Advisor Direct, if you hold Advisor Direct Units. No redemption fee will be charged, but you are responsible for any governmental charges that apply. Certain broker/dealers may charge a transaction fee for processing redemption requests. Three business days after the day you tender your Units (the "Date of Tender") you will receive cash in an amount for each Unit equal to the Redemption Price per Unit calculated at the Evaluation Time on the Date of Tender.

The Date of Tender is considered to be the date on which your redemption request is received by the Trustee from the broker/dealer or bank through which you hold your Units, or, if you hold FTPS Units, the date the redemption request is received by the FTPS Servicing Agent, or, if you hold Advisor Direct Units, the date the redemption request is received either by Advisor Direct or the Trustee, as applicable (if such day is a day the NYSE is open for trading). However, if the redemption request is received after 4:00 p.m. Eastern time (or after any earlier closing time on a day on which the NYSE is scheduled in advance to close at such earlier time), the Date of Tender is the next day the NYSE is open for trading.

Any amounts paid on redemption representing income will be withdrawn from the Income Account if funds are available for that purpose, or from the Capital Account. All other amounts paid on redemption will be taken from the Capital Account. The IRS will require the Trustee to withhold a portion of your redemption proceeds if the Trustee does not have your TIN as generally discussed under "Income and Capital Distributions."

If you tender for redemption at least 2,500 Units of The Dow(R) Target 5 Portfolio, Nasdaq (R) Target 15 Portfolio, NYSE(R) International Target 25 Portfolio, S&P Target 24 Portfolio, S&P Target SMid 60 Portfolio, Target Diversified Dividend Portfolio, Target Double Play Portfolio, Target Global Dividend Leaders Portfolio, Target Growth Portfolio, Target Small-Cap Portfolio, Value Line(R) Diversified Target 40 Portfolio or Value Line(R) Target 25 Portfolio; or 5,000 Units of the Target 50/50 Portfolio, Target Dividend Multi-Strategy Portfolio, Target Focus Five Portfolio or Target VIP Conservative Equity Portfolio or such larger amount as required by your broker/dealer or bank, rather than receiving cash, you may elect to receive an In-Kind Distribution in an amount equal to the Redemption Price per Unit by making this request to your broker/dealer or bank at the time of tender. However, to be eligible to participate in the In-Kind Distribution option at redemption, Fee Accounts Unit holders must hold their Units through the end of the initial offering period. The In-Kind Distribution option is generally not available to FTPS Unit holders or Unit holders who purchased through Advisor Direct. No In-Kind Distribution requests submitted during the 30 business days prior to the Trust's Mandatory Termination Date will be honored. Where possible, the Trustee will make an In-Kind Distribution by distributing each of the Securities in book-entry form to your bank's or broker/dealer's account at DTC. The Trustee will subtract any customary transfer and registration charges from your In-Kind Distribution. As a tendering Unit holder, you will receive your pro rata number of whole shares of Securities that make up the portfolio, and cash from the Capital Account equal to the fractional shares to which you are entitled.

The Trustee may sell Securities to make funds available for redemption. If Securities are sold, the size and diversification of a Trust will be reduced. These sales may result in lower prices than if the Securities were sold at a different time.

Your right to redeem Units (and therefore, your right to receive payment) may be delayed:

- If the NYSE is closed (other than customary weekend and holiday closings);

- If the SEC determines that trading on the NYSE is restricted or that an emergency exists making sale or evaluation of the Securities not reasonably practical; or

- For any other period permitted by SEC order.

The Trustee is not liable to any person for any loss or damage which may result from such a suspension or postponement.

The Redemption Price.

The Redemption Price per Unit is determined by the Trustee by:

adding

1. cash in the Income and Capital Accounts of a Trust not designated to purchase Securities;

2. the aggregate underlying value of the Securities held in that Trust;
and

3. dividends receivable on the Securities trading ex-dividend as of the date of computation; and

deducting

1. any applicable taxes or governmental charges that need to be paid out of such Trust;

2. any amounts owed to the Trustee for its advances;

3. estimated accrued expenses of such Trust, if any;

4. cash held for distribution to Unit holders of record of such Trust as of the business day before the evaluation being made;

5. liquidation costs for foreign Securities, if any; and

6. other liabilities incurred by such Trust; and

dividing

1. the result by the number of outstanding Units of such Trust.

Any remaining deferred sales charge on the Units when you redeem them will be deducted from your redemption proceeds. In addition, during the initial offering period, the Redemption Price per Unit will include estimated organization costs as set forth under "Fee Table."

                 Investing in a New Trust

Each Trust's portfolio has been selected on the basis of total return potential for a limited time period. When each Trust is about to terminate, you may have the option to roll your proceeds into the next series of a Trust (the "New Trusts") if one is available. We intend to create the New Trusts in conjunction with the termination of the Trusts and plan to apply the same strategy we used to select the portfolio for the Trusts to the New Trusts.

If you wish to have the proceeds from your Units rolled into a New Trust you must notify the Trustee (or the FTPS Unit Servicing Agent in the case of FTPS Units) in writing of your election by the "Rollover Notification Date" stated in the "Summary of Essential Information." If you make this election you will be considered a "Rollover Unit holder," and your Units will be redeemed and the underlying Securities sold by the Trustee, in its capacity as "Distribution Agent," during the "Special Redemption and Liquidation Period" set forth in the "Summary of Essential Information." The Distribution Agent may engage us or other brokers as its agent to sell the Securities.

Once all of the Securities are sold, your proceeds, less any brokerage fees, governmental charges or other expenses involved in the sales, will be used to buy units of a New Trust or trust with a similar investment strategy that you have selected, provided such trusts are registered and being offered. Accordingly, proceeds may be uninvested for up to several days. Units purchased with rollover proceeds will generally be purchased subject to the maximum remaining deferred sales charge and creation and development fee on such units (currently expected to be $.195 per unit), but not the initial sales charge. Units purchased using proceeds from Fee Accounts Units will generally not be subject to any transactional sales charge.

We intend to create New Trust units as quickly as possible, depending on the availability of the securities contained in a New Trust's portfolio. Rollover Unit holders will be given first priority to purchase New Trust units. We cannot, however, assure the exact timing of the creation of New Trust units or the total number of New Trust units we will create. Any proceeds not invested on behalf of Rollover Unit holders in New Trust units will be distributed within a reasonable time after such occurrence. Although we believe that enough New Trust units can be created, monies in a New Trust may not be fully invested on the next business day.

Please note that there are certain tax consequences associated with becoming a Rollover Unit holder. See "Tax Status." We may modify, amend or terminate this rollover option upon 60 days notice.

             Removing Securities from a Trust

The portfolios of the Trusts are not managed. However, we may, but are not required to, direct the Trustee to dispose of a Security in certain limited circumstances, including situations in which:

- The issuer of the Security defaults in the payment of a declared dividend;

- Any action or proceeding prevents the payment of dividends;

- There is any legal question or impediment affecting the Security;

- The issuer of the Security has breached a covenant which would affect the payment of dividends, the issuer's credit standing, or otherwise damage the sound investment character of the Security;

- The issuer has defaulted on the payment of any other of its outstanding obligations;

- There has been a public tender offer made for a Security or a merger or acquisition is announced affecting a Security, and that in our opinion the sale or tender of the Security is in the best interest of Unit holders;

- The sale of Securities is necessary or advisable in order to maintain the qualification of a Trust as a "regulated investment company" in the case of a Trust which has elected to qualify as such;

- The price of the Security has declined to such an extent, or such other credit factors exist, that in our opinion keeping the Security would be harmful to a Trust;

- As a result of the ownership of the Security, a Trust or its Unit holders would be a direct or indirect shareholder of a passive foreign investment company; or

- The sale of the Security is necessary for a Trust to comply with such federal and/or state securities laws, regulations and/or regulatory actions and interpretations which may be in effect from time to time.

Except in the limited instance in which a Trust acquires Replacement Securities, as described in "The FT Series," a Trust may not acquire any securities or other property other than the Securities. The Trustee, on behalf of a Trust, will reject any offer for new or exchanged securities or property in exchange for a Security, such as those acquired in a merger or other transaction. If such exchanged securities or property are nevertheless acquired by a Trust, at our instruction they will either be sold or held in such Trust. In making the determination as to whether to sell or hold the exchanged securities or property we may get advice from the Portfolio Supervisor. Any proceeds received from the sale of Securities, exchanged securities or property will be credited to the Capital Account of a Trust for distribution to Unit holders or to meet redemption requests. The Trustee may retain and pay us or an affiliate of ours to act as agent for the Trusts to facilitate selling Securities, exchanged securities or property from the Trusts. If we or our affiliate act in this capacity, we will be held subject to the restrictions under the 1940 Act.

The Trustee may sell Securities designated by us, or, absent our direction, at its own discretion, in order to meet redemption requests or pay expenses. In designating Securities to be sold, we will try to maintain the proportionate relationship among the Securities. If this is not possible, the composition and diversification of a Trust may be changed.

           Amending or Terminating the Indenture

Amendments. The Indenture may be amended by us and the Trustee without your consent:

- To cure ambiguities;

- To correct or supplement any defective or inconsistent provision;

- To make any amendment required by any governmental agency; or

- To make other changes determined not to be adverse to your best interests (as determined by us and the Trustee).

Termination. As provided by the Indenture, each Trust will terminate on the Mandatory Termination Date as stated in the "Summary of Essential Information." The Trusts may be terminated earlier:

- Upon the consent of 100% of the Unit holders of a Trust;

- If the value of the Securities owned by such Trust as shown by any evaluation is less than the lower of $2,000,000 or 20% of the total value of Securities deposited in such Trust during the initial offering period ("Discretionary Liquidation Amount"); or

- In the event that Units of a Trust not yet sold aggregating more than 60% of the Units of such Trust are tendered for redemption by underwriters, including the Sponsor.

If a Trust is terminated due to this last reason, we will refund your entire sales charge; however, termination of a Trust before the

Mandatory Termination Date for any other stated reason will result in all remaining unpaid deferred sales charges on your Units being deducted from your termination proceeds. For various reasons, including Unit holders' participation as Rollover Unit holders, a Trust may be reduced below the Discretionary Liquidation Amount and could therefore be terminated before the Mandatory Termination Date.

Unless terminated earlier, the Trustee will begin to sell Securities in connection with the termination of a Trust during the period beginning nine business days prior to, and no later than, the Mandatory Termination Date. We will determine the manner and timing of the sale of Securities. Because the Trustee must sell the Securities within a relatively short period of time, the sale of Securities as part of the termination process may result in a lower sales price than might otherwise be realized if such sale were not required at this time.

If you do not elect to participate in the Rollover Option, you will receive a cash distribution from the sale of the remaining Securities, along with your interest in the Income and Capital Accounts, within a reasonable time after your Trust is terminated. The Trustee will deduct from a Trust any accrued costs, expenses, advances or indemnities provided for by the Indenture, including estimated compensation of the Trustee and costs of liquidation and any amounts required as a reserve to pay any taxes or other governmental charges.

           Information on the Sponsor, Trustee,
          FTPS Unit Servicing Agent and Evaluator

The Sponsor.

We, First Trust Portfolios L.P., specialize in the underwriting, trading and wholesale distribution of unit investment trusts under the "First Trust" brand name and other securities. An Illinois limited partnership formed in 1991, we took over the First Trust Product line and act as Sponsor for successive series of:

- The First Trust Combined Series

- FT Series (formerly known as The First Trust Special Situations Trust)

- The First Trust Insured Corporate Trust

- The First Trust of Insured Municipal Bonds

- The First Trust GNMA

The First Trust product line commenced with the first insured unit investment trust in 1974. To date we have deposited more than $130 billion in First Trust unit investment trusts. Our employees include a team of professionals with many years of experience in the unit investment trust industry.

We are a member of FINRA and the Securities Investor Protection
Corporation. Our principal offices are at 120 East Liberty Drive,
Wheaton, Illinois 60187; telephone number (800) 621-1675. As of December 31, 2009, the total consolidated partners' capital of First Trust
Portfolios L.P. and subsidiaries was $46,346,504 (audited).

This information refers only to us and not to the Trusts or to any series of the Trusts or to any other dealer. We are including this information only to inform you of our financial responsibility and our ability to carry out our contractual obligations. We will provide more detailed financial information on request.

Code of Ethics. The Sponsor and the Trusts have adopted a code of ethics requiring the Sponsor's employees who have access to information on Trust transactions to report personal securities transactions. The purpose of the code is to avoid potential conflicts of interest and to prevent fraud, deception or misconduct with respect to the Trusts.

The Trustee.

The Trustee is The Bank of New York Mellon, a trust company organized under the laws of New York. The Bank of New York Mellon has its unit investment trust division offices at 101 Barclay Street, New York, New York 10286, telephone (800) 813-3074. If you have questions regarding your account or your Trust, please contact the Trustee at its unit investment trust division offices or your financial adviser. The Sponsor does not have access to individual account information. The Bank of New York Mellon is subject to supervision and examination by the Superintendent of Banks of the State of New York and the Board of Governors of the Federal Reserve System, and its deposits are insured by the Federal Deposit Insurance Corporation to the extent permitted by law.

The Trustee has not participated in selecting the Securities; it only provides administrative services.

The FTPS Unit Servicing Agent.

The FTPS Unit Servicing Agent is FTP Services LLC, an Illinois limited liability company formed in 2005 and an affiliate of the Sponsor. FTP Services LLC acts as record keeper, shareholder servicing agent and distribution agent for Units which are purchased and sold through the Fund/SERV(R) trading system or on a manual basis through FTP Services LLC. FTP Services LLC provides FTPS Units with administrative and distribution related services as described in this prospectus. The FTPS Unit Servicing Agent's address is 120 East Liberty Drive, Wheaton, Illinois 60187. If you have questions regarding the FTPS Units, you may call the FTPS Unit Servicing Agent at (866) 514-7768. The FTPS Unit Servicing Agent has not participated in selecting the Securities; it only provides administrative services to the FTPS Units. Fund/SERV(R) is a service of National Securities Clearing Corporation, a subsidiary of The Depository Trust & Clearing Corporation.

Limitations of Liabilities of Sponsor, FTPS Unit Servicing Agent and
Trustee.

Neither we, the FTPS Unit Servicing Agent nor the Trustee will be liable for taking any action or for not taking any action in good faith according to the Indenture. We will also not be accountable for errors in judgment. We will only be liable for our own willful misfeasance, bad faith, gross negligence (ordinary negligence in the FTPS Unit Servicing Agent and Trustee's case) or reckless disregard of our obligations and duties. The Trustee is not liable for any loss or depreciation when the Securities are sold. If we fail to act under the Indenture, the Trustee may do so, and the Trustee will not be liable for any action it takes in good faith under the Indenture.

The Trustee will not be liable for any taxes or other governmental charges or interest on the Securities which the Trustee may be required to pay under any present or future law of the United States or of any other taxing authority with jurisdiction. Also, the Indenture states other provisions regarding the liability of the Trustee.

If we do not perform any of our duties under the Indenture or are not able to act or become bankrupt, or if our affairs are taken over by public authorities, then the Trustee may:

- Appoint a successor sponsor, paying them a reasonable rate not more than that stated by the SEC;

- Terminate the Indenture and liquidate the Trusts; or

- Continue to act as Trustee without terminating the Indenture.

The Evaluator.

The Evaluator is First Trust Advisors L.P., an Illinois limited partnership formed in 1991 and an affiliate of the Sponsor. The
Evaluator's address is 120 East Liberty Drive, Wheaton, Illinois 60187.

The Trustee, Sponsor, FTPS Unit Servicing Agent and Unit holders may rely on the accuracy of any evaluation prepared by the Evaluator. The Evaluator will make determinations in good faith based upon the best available information, but will not be liable to the Trustee, Sponsor, FTPS Unit Servicing Agent or Unit holders for errors in judgment.

                     Other Information

Legal Opinions.

Our counsel is Chapman and Cutler LLP, 111 W. Monroe St., Chicago, Illinois, 60603. They have passed upon the legality of the Units offered hereby and certain matters relating to federal tax law. Carter Ledyard & Milburn LLP acts as the Trustee's counsel, as well as special New York tax counsel for the Trusts. Linklaters LLP acts as special United Kingdom tax counsel for the Global Target 15 Portfolio.

Experts.

The Trusts' statements of net assets, including the schedules of investments, as of the opening of business on the Initial Date of Deposit included in this prospectus, have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report appearing herein, and are included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.

Supplemental Information.

If you write or call the Sponsor, you will receive free of charge supplemental information about this Series, which has been filed with the SEC and to which we have referred throughout. This information states more specific details concerning the nature, structure and risks of this product.

The NASDAQ Stock Market LLC.

Neither the Nasdaq(R) Target 15 Portfolio nor the Target 50/50 Portfolio is sponsored, endorsed, sold or promoted by The NASDAQ Stock Market LLC (including its affiliates) (Nasdaq, with its affiliates, is referred to as the "Corporations"). The Corporations have not passed on the legality or suitability of, or the accuracy or adequacy of descriptions and disclosures relating to the Nasdaq(R) Target 15 Portfolio or the Target 50/50 Portfolio. The Corporations make no representation or warranty, express or implied, to the owners of Units of the Nasdaq(R) Target 15 Portfolio or the Target 50/50 Portfolio or any member of the public regarding the advisability of investing in securities generally or in the Nasdaq(R) Target 15 Portfolio or the Target 50/50 Portfolio particularly, or the ability of the Nasdaq-100 Index(R) to track general stock market performance. The Corporations' only relationship to the Sponsor ("Licensee") is in the licensing of the Nasdaq 100(R), Nasdaq-100 Index(R) and Nasdaq(R) trademarks or service marks, and certain trade names of the Corporations and the use of the Nasdaq-100 Index(R) which is determined, composed and calculated by Nasdaq without regard to Licensee, the Nasdaq(R) Target 15 Portfolio or the Target 50/50 Portfolio. Nasdaq has no obligation to take the needs of the Licensee, the owners of Units of the Nasdaq(R) Target 15 Portfolio or the Target 50/50 Portfolio into consideration in determining, composing or calculating the Nasdaq-100 Index(R). The Corporations are not responsible for and have not participated in the determination of the timing of, prices at or quantities of the Nasdaq(R) Target 15 Portfolio or the Target 50/50 Portfolio to be issued or in the determination or calculation of the equation by which the Nasdaq(R) Target 15 Portfolio or the Target 50/50 Portfolio is to be converted into cash. The Corporations have no liability in connection with the administration, marketing or trading of the Nasdaq(R) Target 15 Portfolio or the Target 50/50 Portfolio.

THE CORPORATIONS DO NOT GUARANTEE THE ACCURACY AND/OR UNINTERRUPTED CALCULATION OF THE NASDAQ-100 INDEX(R) OR ANY DATA INCLUDED THEREIN. THE CORPORATIONS MAKE NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE LICENSEE, OWNERS OF THE TARGET VIP AGGRESSIVE EQUITY PORTFOLIO OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE NASDAQ-100 INDEX(R) OR ANY DATA INCLUDED THEREIN. THE CORPORATIONS MAKE NO EXPRESS OR IMPLIED WARRANTIES AND EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE NASDAQ-100 INDEX(R) OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL THE CORPORATIONS HAVE ANY LIABILITY FOR ANY LOST PROFITS OR SPECIAL, INCIDENTAL, PUNITIVE, INDIRECT OR CONSEQUENTIAL DAMAGES, EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

MSCI EAFE Index(R).

NEITHER THE MSCI EAFE TARGET 20 PORTFOLIO NOR THE TARGET FOCUS FIVE PORTFOLIO ARE SPONSORED, ENDORSED, SOLD OR PROMOTED BY MSCI INC. ("MSCI"), ANY OF ITS AFFILIATES, ANY OF ITS INFORMATION PROVIDERS OR ANY OTHER THIRD PARTY INVOLVED IN, OR RELATED TO, COMPILING, COMPUTING OR CREATING ANY MSCI INDEX (COLLECTIVELY, THE "MSCI PARTIES"). THE MSCI INDEXES ARE THE EXCLUSIVE PROPERTY OF MSCI. MSCI AND THE MSCI INDEX NAMES ARE SERVICE MARK(S) OF MSCI OR ITS AFFILIATES AND HAVE BEEN LICENSED FOR USE FOR CERTAIN PURPOSES BY FIRST TRUST PORTFOLIOS L.P. NONE OF THE MSCI PARTIES MAKES ANY REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, TO THE ISSUER OR OWNERS OF THESE TRUSTS OR ANY OTHER PERSON OR ENTITY REGARDING THE ADVISABILITY OF INVESTING IN TRUSTS GENERALLY OR IN THESE TRUSTS PARTICULARLY OR THE ABILITY OF ANY MSCI INDEX TO TRACK CORRESPONDING STOCK MARKET PERFORMANCE. MSCI OR ITS AFFILIATES ARE THE LICENSORS OF CERTAIN TRADEMARKS, SERVICE MARKS AND TRADE NAMES AND OF THE MSCI INDEXES WHICH ARE DETERMINED, COMPOSED AND CALCULATED BY MSCI WITHOUT REGARD TO THESE TRUSTS OR THE ISSUER OR OWNERS OF THESE TRUSTS OR ANY OTHER PERSON OR ENTITY. NONE OF THE MSCI PARTIES HAS ANY OBLIGATION TO TAKE THE NEEDS OF THE ISSUER OR OWNERS OF THESE TRUSTS OR ANY OTHER PERSON OR ENTITY INTO CONSIDERATION IN DETERMINING, COMPOSING OR CALCULATING THE MSCI INDEXES. NONE OF THE MSCI PARTIES IS RESPONSIBLE FOR OR HAS PARTICIPATED IN THE DETERMINATION OF THE TIMING OF, PRICES AT, OR QUANTITIES OF THESE TRUSTS TO BE ISSUED OR IN THE DETERMINATION OR CALCULATION OF THE EQUATION BY OR THE CONSIDERATION INTO WHICH THE UNITS OF THESE TRUSTS ARE REDEEMABLE. FURTHER, NONE OF THE MSCI PARTIES HAS ANY OBLIGATION OR LIABILITY TO THE ISSUER OR OWNERS OF THESE TRUSTS OR ANY OTHER PERSON OR ENTITY IN CONNECTION WITH THE ADMINISTRATION, MARKETING OR OFFERING OF THESE TRUSTS.

ALTHOUGH MSCI SHALL OBTAIN INFORMATION FOR INCLUSION IN OR FOR USE IN THE CALCULATION OF THE MSCI INDEXES FROM SOURCES THAT MSCI CONSIDERS RELIABLE, NONE OF THE MSCI PARTIES WARRANTS OR GUARANTEES THE ORIGINALITY, ACCURACY AND/OR THE COMPLETENESS OF ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN. NONE OF THE MSCI PARTIES MAKES ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE ISSUER OF THESE TRUSTS, OWNERS OF THESE TRUSTS, OR ANY OTHER PERSON OR ENTITY, FROM THE USE OF ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN. NONE OF THE MSCI PARTIES SHALL HAVE ANY LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS OF OR IN CONNECTION WITH ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN. FURTHER, NONE OF THE MSCI PARTIES MAKES ANY EXPRESS OR IMPLIED WARRANTIES OF ANY KIND, AND THE MSCI PARTIES HEREBY EXPRESSLY

DISCLAIM ALL WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE, WITH RESPECT TO EACH MSCI INDEX AND ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL ANY OF THE MSCI PARTIES HAVE ANY LIABILITY FOR ANY DIRECT, INDIRECT, SPECIAL, PUNITIVE, CONSEQUENTIAL OR ANY OTHER DAMAGES (INCLUDING LOST PROFITS) EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

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                             First Trust(R)

                 Dow(R) Target 5 4Q '10 - Term 12/30/11
                 Global Target 15 4Q '10 - Term 12/30/11
               MSCI EAFE Target 20 4Q '10 - Term 12/30/11
               Nasdaq(R) Target 15 4Q '10 - Term 12/30/11
             NYSE(R) Intl. Target 25 4Q '10 - Term 12/30/11
                  S&P Target 24 4Q '10 - Term 12/30/11
                S&P Target SMid 60 4Q '10 - Term 12/30/11
                   Target 50/50 4Q '10 - Term 12/30/11
                Target Divsd. Dvd. 4Q '10 - Term 12/30/11
             Target Dvd. Multi-Strat. 4Q '10 - Term 12/30/11
                 Target Dbl. Play 4Q '10 - Term 12/30/11
                  Target Focus 5 4Q '10 - Term 12/30/11
            Target Global Dvd. Leaders 4Q '10 - Term 12/30/11
                  Target Growth 4Q '10 - Term 12/30/11
                 Target Small-Cap 4Q '10 - Term 12/30/11
              Target VIP Cons. Eqty. 4Q '10 - Term 12/30/11
          Value Line(R) Divsd. Target 40 4Q '10 - Term 12/30/11
             Value Line(R) Target 25 4Q '10 - Term 12/30/11

                                 FT 2557

                                Sponsor:
                       First Trust Portfolios L.P.
                       Member SIPC o Member FINRA
                         120 East Liberty Drive
                         Wheaton, Illinois 60187
                             1-800-621-1675

   FTPS Unit Servicing Agent:                  Trustee:
        FTP Services LLC              The Bank of New York Mellon
     120 East Liberty Drive               101 Barclay Street
     Wheaton, Illinois 60187           New York, New York 10286
         1-866-514-7768                     1-800-813-3074
                                   24-Hour Pricing Line:1-800-446-0132

                        ________________________

When Units of the Trusts are no longer available, this prospectus may be used as a preliminary prospectus for a future series, in which case you should note the following:

THE INFORMATION IN THE PROSPECTUS IS NOT COMPLETE AND MAY BE CHANGED. WE
  MAY NOT SELL, OR ACCEPT OFFERS TO BUY, SECURITIES OF A FUTURE SERIES UNTIL THAT SERIES HAS BECOME EFFECTIVE WITH THE SECURITIES AND EXCHANGE
COMMISSION. NO SECURITIES CAN BE SOLD IN ANY STATE WHERE A SALE WOULD BE
                                ILLEGAL.

                        ________________________

This prospectus contains information relating to the above-mentioned unit investment trusts, but does not contain all of the information about this investment company as filed with the SEC in Washington, D.C. under the:

     -  Securities Act of 1933 (file no. 333-168577) and

     -  Investment Company Act of 1940 (file no. 811-05903)

  Information about the Trusts, including their Codes of Ethics, can be reviewed and copied at the SEC's Public Reference Room in Washington
 D.C. Information regarding the operation of the SEC's Public Reference
               Room may be obtained by calling the SEC at
                             1-202-942-8090.

 Information about the Trusts is available on the EDGAR Database on the
                         SEC's Internet site at
                           http://www.sec.gov.

                 To obtain copies at prescribed rates -

              Write: Public Reference Section of the SEC
                     100 F Street, N.E.; Washington, D.C. 20549 e-mail address: publicinfo@sec.gov

                           September 30, 2010
                       As amended October 1, 2010

           PLEASE RETAIN THIS PROSPECTUS FOR FUTURE REFERENCE

Page 92


                             First Trust(R)

                              The FT Series

                         Information Supplement

This Information Supplement provides additional information concerning the structure, operations and risks of the unit investment trusts contained in FT 2557 not found in the prospectus for the Trusts. This Information Supplement is not a prospectus and does not include all of the information you should consider before investing in the Trusts. This Information Supplement should be read in conjunction with the prospectus for the Trust in which you are considering investing.

This Information Supplement is dated September 30, 2010, as amended October 1, 2010. Capitalized terms have been defined in the prospectus.

                            Table of Contents

Dow Jones & Company, Inc.                                       1
Standard & Poor's                                               2
The NASDAQ Stock Market LLC                                     3
Value Line Publishing, Inc.                                     3
New York Stock Exchange                                         3
Risk Factors
   Securities                                                   4
   Dividends                                                    4
   Hong Kong and China                                          4
   United Kingdom                                               6
   Foreign Issuers                                              7
   Emerging Markets                                             8
   Exchange Rates                                               8
   REITs                                                       12
   Small-Cap Companies                                         13
Litigation
   Microsoft Corporation                                       13
   Tobacco Industry                                            14
Concentrations
   Consumer Products                                           15
   Financials                                                  15
   Information Technology                                      19
   Telecommunication Services                                  20
Securities
   The Dow(R) DART 5 Strategy Stocks                           21
   The Dow(R) DART 10 Strategy Stocks                          21
   The Dow(R) Target 5 Strategy Stocks                         22
   The Dow(R) Target Dividend Strategy Stocks                  22
   European Target 20 Strategy Stocks                          23
   Global Target 15 Strategy Stocks                            25
   MSCI EAFE Target 20 Strategy Stocks                         26
   Nasdaq(R) Target 15 Strategy Stocks                         27
   NYSE(R) International Target 25 Strategy Stocks             28
   S&P Target 24 Strategy Stocks                               29
   S&P Target SMid 60 Strategy Stocks                          31
   Target Diversified Dividend Strategy Stocks                 34
   Target Global Dividend Leaders Strategy Stocks              36
   Target Growth Strategy Stocks                               40
   Target Small-Cap Strategy Stocks                            41
   Value Line(R) Diversified Target 40 Strategy Stocks         43
   Value Line(R) Target 25 Strategy Stocks                     46

Dow Jones & Company, Inc.

The "Dow Jones Industrial Average(sm)" and the "Dow Jones U.S. Select Dividend Index(sm)" are products of Dow Jones Indexes, a licensed trademark of CME Group Index Services LLC ("CME"), and have been licensed for use. "Dow Jones(R)", "Dow Jones Industrial Average(sm)",

"Dow Jones U.S. Select Dividend Index(sm)" and "Dow Jones Indexes" are service marks of Dow Jones Trademark Holdings, LLC ("Dow Jones") and have been licensed to CME and have been licensed for use for certain purposes by the Sponsor. The Trusts are not sponsored, endorsed, sold or promoted by Dow Jones & Company, Inc. ("Dow Jones"). Dow Jones, CME and their respective affiliates make no representation or warranty, express or implied, to the owners of the Trusts or any member of the public regarding the advisability of investing in securities generally or in the Trusts particularly. Dow Jones', CME's and their respective affiliates' only relationship to the Sponsor is the licensing of certain trademarks, trade names and service marks of Dow Jones, the Dow Jones Industrial Average(sm) and the Dow Jones U.S. Select Dividend Index(sm), which are determined, composed and calculated by CME without regard to the Sponsor or the Trusts. Dow Jones and CME have no obligation to take the needs of the Sponsor or the owners of the Trusts into consideration in determining, composing or calculating the Dow Jones Industrial Average(sm) and the Dow Jones U.S. Select Dividend Index(sm). Dow Jones, CME and their respective affiliates are not responsible for and have not participated in the determination of the timing of, prices at, or quantities of the Trusts to be issued or in the determination or calculation of the equation by which the Trusts are to be converted into cash. Dow Jones, CME and their respective affiliates have no obligation or liability in connection with the administration, marketing or trading of the Trusts. Notwithstanding the foregoing, CME Group Inc. and its affiliates may independently issue and/or sponsor financial products unrelated to the Trusts currently being issued by the Sponsor, but which may be similar to and competitive with the Trusts. In addition, CME Group Inc. and its affiliates may trade financial products which are linked to the performance of the Dow Jones Industrial Average(sm) and the Dow Jones U.S. Select Dividend Index(sm). It is possible that this trading activity will affect the value of the Dow Jones Industrial Average(sm) and the Dow Jones U.S. Select Dividend Index(sm) and the Trusts.

DOW JONES, CME AND THEIR RESPECTIVE AFFILIATES DO NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE DOW JONES INDUSTRIAL AVERAGE(SM), THE DOW JONES U.S. SELECT DIVIDEND INDEX(SM) OR ANY DATA INCLUDED THEREIN AND DOW JONES, CME AND THEIR RESPECTIVE AFFILIATES SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. DOW JONES, CME AND THEIR RESPECTIVE AFFILIATES MAKE NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE SPONSOR, OWNERS OF THE TRUSTS, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE DOW JONES INDUSTRIAL AVERAGE(SM), THE DOW JONES U.S. SELECT DIVIDEND INDEX(SM) OR ANY DATA INCLUDED THEREIN. DOW JONES, CME AND THEIR RESPECTIVE AFFILIATES MAKE NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIM ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE DOW JONES INDUSTRIAL AVERAGE(SM), THE DOW JONES U.S. SELECT DIVIDEND INDEX(SM) OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL DOW JONES, CME OR THEIR RESPECTIVE AFFILIATES HAVE ANY LIABILITY FOR ANY LOST PROFITS OR INDIRECT, PUNITIVE, SPECIAL OR CONSEQUENTIAL DAMAGES OR LOSSES, EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES. THERE ARE NO THIRD PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN CME AND THE SPONSOR, OTHER THAN THE LICENSORS OF CME.

Standard & Poor's

The Trusts are not sponsored, endorsed, sold or promoted by Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ("S&P"). S&P makes no representation or warranty, express or implied, to the owners of the Trusts or any member of the public regarding the advisability of investing in securities generally or in the Trusts particularly or the ability of either the S&P 500 Index, the S&P MidCap 400 Index or the S&P SmallCap 600 Index to track general stock market performance. S&P's only relationship to the licensee is the licensing of certain trademarks and trade names of S&P and of the S&P 500 Index, the S&P MidCap 400 Index and the S&P SmallCap 600 Index, which are determined, composed and calculated by S&P without regard to the licensee or the Trusts. S&P has no obligation to take the needs of the licensee or the owners of the Trusts into consideration in determining, composing or calculating the S&P 500 Index, the S&P MidCap 400 Index or the S&P SmallCap 600 Index. S&P is not responsible for and has not participated in the determination of the prices and amount of the Trusts or the timing of the issuance or sale of the Trusts or in the determination or calculation of the equation by which the Trusts are to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the Trusts.

S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P 500 INDEX, THE S&P MIDCAP 400 INDEX OR THE S&P SMALL CAP 600 INDEX OR ANY DATA INCLUDED THEREIN AND S&P SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. S&P MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE LICENSEE, OWNERS OF THE TRUSTS, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500

INDEX, THE S&P MIDCAP 400 INDEX OR THE S&P SMALL CAP 600 INDEX OR ANY DATA INCLUDED THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P 500 INDEX, THE S&P MIDCAP 400 INDEX OR THE S&P SMALL CAP 600 INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY THEREOF.

The NASDAQ Stock Market LLC.

The "Nasdaq 100(R)," "Nasdaq-100 Index(R)," and "Nasdaq(R)" are trade or service marks of The NASDAQ Stock Market LLC (which with its affiliates is the "Corporations") and are licensed for use by us. Neither the Nasdaq(R) Target 15 Portfolio nor the Target 50/50 Portfolio have been passed on by the Corporations as to its legality or suitability. Neither the Nasdaq(R) Target 15 Portfolio nor the Target 50/50 Portfolio are issued, endorsed, sold, or promoted by the Corporations. The Corporations make no warranties and bear no liability with respect to the Nasdaq(R) Target 15 Portfolio or the Target 50/50 Portfolio.

Value Line Publishing, Inc.

Value Line Publishing, Inc.'s ("VLPI") only relationship to First Trust Portfolios L.P. and/or First Trust Advisors L.P. is VLPI's licensing to First Trust Portfolios L.P. and/or First Trust Advisors L.P. of certain VLPI trademarks and trade names and the Value Line(R) Timeliness(TM) Ranking System (the "System"), which is composed by VLPI without regard to First Trust Portfolios L.P. or First Trust Advisors L.P., this Product or any investor. VLPI has no obligation to take the needs of First Trust Portfolios L.P. and/or First Trust Advisors L.P. or any investor in the Product into consideration in composing the System. The Product results may differ from the hypothetical or published results of the Value Line(R) Timeliness(TM) Ranking System. VLPI is not responsible for and has not participated in the determination of the prices and composition of the Product or the timing of the issuance for sale of the Product or in the calculation of the equations by which the Product is to be converted into cash.

VLPI MAKES NO WARRANTY CONCERNING THE SYSTEM, EXPRESS OR IMPLIED, INCLUDING BUT NOT LIMITED TO, ANY IMPLIED WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR ANY IMPLIED WARRANTIES ARISING FROM USAGE OF TRADE, COURSE OF DEALING OR COURSE OF PERFORMANCE, AND VLPI MAKES NO WARRANTY AS TO THE POTENTIAL PROFITS OR ANY OTHER BENEFITS THAT MAY BE ACHIEVED BY USING THE SYSTEM OR ANY INFORMATION OR MATERIALS GENERATED THEREFROM. VLPI DOES NOT WARRANT THAT THE SYSTEM WILL MEET ANY REQUIREMENTS OR THAT IT WILL BE ACCURATE OR ERROR-FREE. VLPI ALSO DOES NOT GUARANTEE ANY USES, INFORMATION, DATA OR OTHER RESULTS GENERATED FROM THE SYSTEM. VLPI HAS NO OBLIGATION OR LIABILITY (I) IN CONNECTION WITH THE ADMINISTRATION, MARKETING OR TRADING OF THE PRODUCT; OR (II) FOR ANY LOSS, DAMAGE, COST OR EXPENSE SUFFERED OR INCURRED BY ANY INVESTOR OR OTHER PERSON OR ENTITY IN CONNECTION WITH THIS PRODUCT, AND IN NO EVENT SHALL VLPI BE LIABLE FOR ANY LOST PROFITS OR OTHER CONSEQUENTIAL, SPECIAL, PUNITIVE, INCIDENTAL, INDIRECT OR EXEMPLARY DAMAGES IN CONNECTION WITH THE PRODUCT.

New York Stock Exchange

"NYSE (R)" is a registered trademark of, and "NYSE International 100 Index(SM)" is a service mark of, New York Stock Exchange, Inc. ("NYSE"). NYSE has no relationship to First Trust Portfolios L.P. other than the licensing of the "NYSE International 100 Index(SM)" and the trademark and service mark referenced above for use in connection with the NYSE
(R) International Target 25 Strategy.

NYSE does not: sponsor, endorse, sell or promote the NYSE (R) International Target 25 Strategy; recommend that any person invest in the NYSE (R) International Target 25 Strategy or any other securities; have any responsibility or liability for or make any decision about the timing, amount or pricing of the NYSE (R) International Target 25 Strategy; have any responsibility or liability for the administration, management or marketing of the NYSE (R) International Target 25 Strategy; consider the needs of the NYSE (R) International Target 25 Strategy or the owners of the NYSE (R) International Target 25 Strategy in determining, composing or calculating the NYSE International 100 Index(SM) or have any obligation to do so.

NYSE will not have any liability in connection with the NYSE (R) International Target 25 Strategy. Specifically, NYSE does not make any warranty, express or implied, and NYSE disclaims any warranty about: the results to be obtained by the NYSE (R) International Target 25 Strategy, the owners of the NYSE (R) International Target 25 Strategy, or any other relevant person in connection with the use of the Index and the data included in the Index; the accuracy or completeness of the Index and its data; the merchantability or fitness for a particular purpose or use of the Index and its data. NYSE will have no liability for any errors, omissions or interruptions in the Index or its data. Under no circumstances will NYSE be liable for any lost profits or indirect, punitive, special or consequential damages or losses, even if NYSE knows that they might occur. The licensing agreement between First Trust Portfolios L.P. and NYSE is solely for their benefit and not for the benefit of the owners of the NYSE (R) International Target 25 Strategy or any other third parties.

Risk Factors

Securities. An investment in Units should be made with an understanding of the risks which an investment in common stocks entails, including the risk that the financial condition of the issuers of the Securities or the general condition of the relevant stock market may worsen, and the value of the Securities and therefore the value of the Units may decline. Common stocks are especially susceptible to general stock market movements and to volatile increases and decreases of value, as market confidence in and perceptions of the issuers change. These perceptions are based on unpredictable factors, including expectations regarding government, economic, monetary and fiscal policies, inflation and interest rates, economic expansion or contraction, and global or regional political, economic or banking crises. Both U.S. and foreign markets have experienced substantial volatility and significant declines recently as a result of certain or all of these factors.

Dividends. Shareholders of common stocks have rights to receive payments from the issuers of those common stocks that are generally subordinate to those of creditors of, or holders of debt obligations or preferred stocks of, such issuers. Shareholders of common stocks of the type held by the Trusts have a right to receive dividends only when and if, and in the amounts, declared by the issuer's board of directors and have a right to participate in amounts available for distribution by the issuer only after all other claims on the issuer have been paid or provided for. Common stocks do not represent an obligation of the issuer and, therefore, do not offer any assurance of income or provide the same degree of protection of capital as do debt securities. The issuance of additional debt securities or preferred stock will create prior claims for payment of principal, interest and dividends which could adversely affect the ability and inclination of the issuer to declare or pay dividends on its common stock or the rights of holders of common stock with respect to assets of the issuer upon liquidation or bankruptcy. Cumulative preferred stock dividends must be paid before common stock dividends, and any cumulative preferred stock dividend omitted is added to future dividends payable to the holders of cumulative preferred stock. Preferred stockholders are also generally entitled to rights on liquidation which are senior to those of common stockholders.

Hong Kong and China. Hong Kong, established as a British colony in the 1840's, reverted to Chinese sovereignty effective July 1, 1997. On such date, Hong Kong became a Special Administrative Region ("SAR") of China under the "one country, two systems" principle. Hong Kong's new constitution became the Basic Law (promulgated by China in 1990). Prior to July 1, 1997, the Hong Kong government followed a laissez-faire policy toward industry. There were no major import, export or foreign exchange restrictions. Regulation of business was generally minimal with certain exceptions, including regulated entry into certain sectors of the economy and a fixed exchange rate regime by which the Hong Kong dollar has been pegged to the U.S. dollar. Over the two decades leading up to and through 1996, the gross domestic product (GDP) tripled in real terms, equivalent to an average annual growth rate of 6%. Following the Asian financial crisis which began in 1997, the economy suffered seriously along with the collapse of an overheated property market which resulted in deflation which persisted for several years after November 1998, dampening investment and consumption. However, in the years following 2002, Hong Kong enjoyed strong economic growth. Real GDP expanded by 8.6% in 2004, 7.1% in 2005 and 7.0% in 2006. Additionally, the unemployment rate fell in 2006 to 4.7%. This economic growth was the result of an increase in private domestic consumption, an increase in fixed asset and infrastructure spending and continued strong exports of goods and services. However, the current global economic crisis has negatively impacted Hong Kong's economy. Real GDP grew only 2.5% in 2008 and is expected to experience -4.5% growth in 2009. The long-term impact of the economic downturn and any recovery efforts remains unknown.

Although China committed by treaty to preserve for 50 years the economic and social freedoms enjoyed in Hong Kong prior to the reversion, the continuation of the economic system in Hong Kong going forward will be dependent on the Chinese government, and there can be no assurances that the commitment made by China regarding Hong Kong will be maintained. Prior to the reversion, legislation was enacted in Hong Kong designed to extend democratic voting procedures for Hong Kong's legislature. The Basic Law stipulates that, after a review in 2007, elections for Chief Executive and all members of the Legislative Council may be held by universal suffrage, which is the "ultimate aim" set by the Basic Law. However, China's current administration has taken a hard line on such steps that it thinks may lead to the democratization of Hong Kong, calling into question China's commitment to the "one country, two systems" model and to reform in general. Additionally, Hong Kong recently proposed legislation to implement Article 23 of the Basic Law, which stipulates that Hong Kong should enact laws on its own to prohibit any act of treason, secession, sedition or subversion against the central government of China. The draft legislation has since been withdrawn due to local and international concerns, most notably a mass protest rally on July 1st, 2003, organized in an effort to protect Hong Kong's rights and freedoms as guaranteed in the Basic Law and to uphold the "one country, two systems" principle. Any increase in uncertainty as to the future economic and political status of Hong Kong could have a materially adverse effect on the value of the Trust. The Sponsor is unable to predict the level of market liquidity or volatility which may occur as a result of a change in Hong Kong's economic or political status, both of which may negatively impact such Trust and the value of the Units.

The currency crisis which affected a majority of Asian markets in mid-1997 and beyond has forced Hong Kong leaders to address whether to devalue the Hong Kong dollar or maintain its peg to the U.S. dollar. During the volatile markets of 1998, the Hong Kong Monetary Authority (the "HKMA") acquired the common stock of certain Hong Kong issuers listed on the Hong Kong Stock Exchange in an effort to stabilize the Hong Kong dollar and thwart currency speculators. Government intervention may hurt Hong Kong's reputation as a free market and increases concerns that authorities are not willing to let Hong Kong's currency system function autonomously. This may undermine confidence in the Hong Kong dollar's peg to the U.S. dollar. Any downturn in economic growth or increase in the rate of inflation in China or Hong Kong could have a materially adverse effect on the value of the Trust.

Securities prices on the Hong Kong Stock Exchange, and specifically the Hang Seng Index, can be highly volatile and are sensitive to developments in Hong Kong and China, as well as other world markets. For example, the Hang Seng Index declined by approximately 31% in October, 1997 as a result of speculation that the Hong Kong dollar would become the next victim of the Asian currency crisis, and in 1989, the Hang Seng Index dropped 1,216 points (approximately 58%) in early June following the events at Tiananmen Square. During 1994, the Hang Seng Index lost approximately 31% of its value. From January through August of 1998, during a period marked by international economic instability and a global currency crisis, the Hang Seng Index declined by nearly 27%. Due to the outbreak of the Severe Acute Respiratory Syndrome (SARS) during March to May of 2003, the Hang Seng Index suffered a significant decrease. Also, the Hang Seng Index rose approximately 27% from June 2006 until the end of November 2006, at which time it suffered its largest one-day loss in five years. The Hang Seng Index is subject to change, and de-listing of any issues may have an adverse impact on the performance of the Trust, although de-listing would not necessarily result in the disposal of the stock of these companies, nor would it prevent the Trust from purchasing additional de-listed Securities. In recent years, a number of companies have de-listed from the Hang Seng Index. In addition, as a result of Hong Kong's reversion to Chinese sovereignty, an increased number of Chinese companies could become listed on the Hong Kong Stock Exchange, thereby changing the composition of the stock market and, potentially, the composition of the Hang Seng Index.

Investment in securities issued by companies organized, doing business or traded in China or its territorial possessions involves risks not typically associated with investments in securities of U.S. companies. For many centuries, the economy of the People's Republic of China was largely closed by geography as well as by government policy. Large-scale foreign investment in China's economy began during the middle of the 19th century and was curtailed after 1949 when the Communist government barred foreign investment. Political and economic structures in China are undergoing significant evolution and rapid development and may lack the social, political and economic stability characteristics of the United States. In 1978, China began implementing an economic reform program in an effort to revitalize the economy and improve the standard of living. Since that time, the Chinese government's economic policies have allowed for an increasing degree of liberalization from a centrally-planned economy to a more market-oriented economy. In October 1992, the National People's Congress called for a "socialist market economy" in which full reign should be given to market forces with the government limiting its role to setting and implementing broad macro-economic policies. As part of the economic reforms, managers of enterprises have been granted more decision-making powers and responsibilities in relation to matters such as production, marketing, use of funds, and employment and disciplining of staff.

Economic reform in China, designed to replace Communist style central planning, has proceeded largely by trial and error aimed at achieving the fastest possible change with the minimum social dislocation. The reform process has not always been even, however, as it has generally proceeded in a direction toward increased openness and decentralization of economic decision-making. While there is a broad base of support for these reforms, there can be no assurance that current or future reforms in economic, trade and investment policies will be successful. Despite recent reforms, the Chinese Communist Party continues to play the leading role in formulating policy and selecting and providing personnel at all levels of government. In addition, a significant portion of China's output continues to be derived from state-owned enterprises and, therefore, the Chinese government maintains control over a significant range of products, including the production obligations and prices of such products. However, China is firmly committed to opening to the outside world. The Chinese leadership has identified reform of state industries and the establishment of a social safety network as government priorities. Government strategies for achieving these goals include large scale privatization of inefficient and unprofitable state-owned enterprises and development of a pension system for workers. The leadership has also downsized the government bureaucracy. Of course, there can be no assurance that reform efforts will be successful and in certain economies, such as the former Soviet-bloc countries, reform efforts have experienced difficulties.

The development of China's economy has been characterized by the adoption, since 1953, of Five Year Plans and Twenty Year Plans carried out under the supervision of the State Planning Commission which reports to the State Council, China's highest executive body (the National People's Congress is the highest authority and law-making body). The next five years represent a critical period in China's existence. To investors and firms, China represents a vast market that has yet to be fully tapped. This point is best illustrated by the rapid growth of cell phone and Internet users in China. Educationally, China is forging ahead as partnerships and exchanges with foreign universities have helped create new research opportunities for its students. However, other issues, especially human rights, remain a concern among members of the world community. To the extent that the Chinese Government responds positively to these concerns, relations with concerned countries should grow stronger.

The Chinese economy is dependent on the economies of other Asian countries and can be significantly affected by currency fluctuations and increasing competition from Asia's other low-cost emerging economies. The stability of China's economic policies has however, increased following its membership in December 2001 in the World Trade Organization. Additionally, the 2008 Summer Olympic Games provided China, especially Beijing, with international exposure which has the potential to lead to higher demand for Chinese businesses and investment sustainability for the Chinese economy.

The willingness and ability of the Chinese government to support the Chinese economy and market is uncertain. China has yet to develop comprehensive securities, corporate, or commercial laws, and its market is relatively new and undeveloped. Changes in government policy could significantly affect the markets in China. A small number of industries, including the commercial banking industry, which can be significantly affected by interest rate and currency fluctuations, changes in market regulation, and political and economic developments in the Asian region, represent a large portion of the Chinese market as a whole. Given the still-developing nature of laws impacting China region securities markets and corporate entities, changes in regulatory policy could have a material adverse affect on the Securities.

United Kingdom. The emphasis of the United Kingdom's economy is in the private services sector, which includes the wholesale and retail sector, banking, finance, insurance and tourism. Services as a whole account for a majority of the United Kingdom's gross national product and makes a significant contribution to the country's balance of payments. The portfolios of the Trusts may contain common stocks of British companies engaged in such industries as banking, chemicals, building and construction, transportation, telecommunications and insurance. Many of these industries may be subject to government regulation, which may have a materially adverse effect on the performance of their stock. Gross domestic product (GDP) growth slipped in 2001-03 as the global downturn, the high value of the pound, and the bursting of the "new economy" bubble hurt manufacturing and exports. Still, the economy is one of the strongest in Europe with low inflation, interest rates and unemployment. The United Kingdom is a member of the European Union (the "EU") which was created through the formation of the Maastricht Treaty on European Union in late 1993. The Treaty has had the effect of eliminating most remaining trade barriers between the 15 member nations and has made Europe one of the largest common markets in the world. However, the effective implementation of the Treaty provisions is an ongoing process, and the rate at which trade barriers continue to be eliminated is uncertain at this time. Furthermore, the recent rapid political and social change throughout Europe make the extent and nature of future economic development in the United Kingdom and Europe and the impact of such development upon the value of Securities issued by United Kingdom companies impossible to predict.

A majority of the EU members converted their existing sovereign currencies to a common currency (the "euro") on January 1, 1999. The United Kingdom did not participate in this conversion on January 1, 1999 and the Sponsor is unable to predict if or when the United Kingdom will convert to the euro. The relatively good economic performance as of late has complicated the current regime's efforts to make a case for the United Kingdom to join the European Economic and Monetary Union (EMU), although the government has stipulated that a public referendum on adopting the euro will occur only after five economic tests are met. The five tests are concerned with the compatibility of the United Kingdom's business cycles and economic structures with EMU membership, the sufficiency of flexibility to react to potential shocks after accession, the creation of better conditions for firms looking to make long-term investments in the United Kingdom, the maintenance of the United Kingdom's competitive position and, finally, the promotion of higher growth, stability and lasting job creation. Most expect that a referendum will not take place until after the next general election. The Sponsor is unable to predict what impact, if any, adoption of the euro by the United Kingdom will have on any of the Securities issued by United Kingdom companies in the Trusts.

Foreign Issuers. Since all of the Securities in the MSCI EAFE Target 20 Portfolio and the NYSE (R) International Target 25 Portfolio and certain of the Securities in certain other Trusts consist of securities of foreign issuers, an investment in these Trusts involves certain investment risks that are different in some respects from an investment in a trust which invests entirely in the securities of domestic issuers. These investment risks include future political or governmental restrictions which might adversely affect the payment or receipt of payment of dividends on the relevant Securities, the possibility that the financial condition of the issuers of the Securities may become impaired or that the general condition of the relevant stock market may worsen (both of which would contribute directly to a decrease in the value of the Securities and thus in the value of the Units), the limited liquidity and relatively small market capitalization of the relevant securities market, expropriation or confiscatory taxation, economic uncertainties and foreign currency devaluations and fluctuations. In addition, for foreign issuers that are not subject to the reporting requirements of the Securities Exchange Act of 1934, as amended, there may be less publicly available information than is available from a domestic issuer. Also, foreign issuers are not necessarily subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to domestic issuers. The securities of many foreign issuers are less liquid and their prices more volatile than securities of comparable domestic issuers. In addition, fixed brokerage commissions and other transaction costs on foreign securities exchanges are generally higher than in the United States and there is generally less government supervision and regulation of exchanges, brokers and issuers in foreign countries than there is in the United States. However, due to the nature of the issuers of the Securities selected for the Trusts, the Sponsor believes that adequate information will be available to allow the Supervisor to provide portfolio surveillance for such Trusts.

Securities issued by non-U.S. issuers generally pay dividends in foreign currencies and are principally traded in foreign currencies. Therefore, there is a risk that the United States dollar value of these securities will vary with fluctuations in the U.S. dollar foreign exchange rates for the various Securities. See "Exchange Rates" below.

On the basis of the best information available to the Sponsor at the present time, none of the Securities in the Trusts are subject to exchange control restrictions under existing law which would materially interfere with payment to such Trusts of dividends due on, or proceeds from the sale of, the Securities. However, there can be no assurance that exchange control regulations might not be adopted in the future which might adversely affect payment to such Trusts. The adoption of exchange control regulations and other legal restrictions could have an adverse impact on the marketability of international securities in the Trusts and on the ability of such Trusts to satisfy their obligation to redeem Units tendered to the Trustee for redemption. In addition, restrictions on the settlement of transactions on either the purchase or sale side, or both, could cause delays or increase the costs associated with the purchase and sale of the foreign Securities and correspondingly could affect the price of the Units.

Investors should be aware that it may not be possible to buy all Securities at the same time because of the unavailability of any Security, and restrictions applicable to a Trust relating to the purchase of a Security by reason of the federal securities laws or otherwise.

Foreign securities generally have not been registered under the Securities Act of 1933 and may not be exempt from the registration requirements of such Act. Sales of non-exempt Securities by a Trust in the United States securities markets are subject to severe restrictions and may not be practicable. Accordingly, sales of these Securities by a Trust will generally be effected only in foreign securities markets. Although the Sponsor does not believe that the Trusts will encounter obstacles in disposing of the Securities, investors should realize that the Securities may be traded in foreign countries where the securities markets are not as developed or efficient and may not be as liquid as those in the United States. The value of the Securities will be adversely affected if trading markets for the Securities are limited or absent.

Emerging Markets. An investment in Units of certain of the Trusts should be made with an understanding of the risks inherent with investing in certain smaller and emerging markets. Compared to more mature markets, some emerging markets may have a low level of regulation, enforcement of regulations and monitoring of investors' activities. Those activities may include practices such as trading on material non-public information. The securities markets of developing countries are not as large as the more established securities markets and have substantially less trading volume, resulting in a lack of liquidity and high price volatility. There may be a high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries as well as a high concentration of investors and financial intermediaries. These factors may adversely affect the timing and pricing of the acquisition or disposal of securities.

In certain emerging markets, registrars are not subject to effective government supervision nor are they always independent from issuers. The possibility of fraud, negligence, undue influence being exerted by the issuer or refusal to recognize ownership exists, which, along with other factors, could result in the registration of a shareholding being completely lost. Investors should therefore be aware that the Trust could suffer loss arising from these registration problems. In addition, the legal remedies in emerging markets are often more limited than the remedies available in the United States.

Practices pertaining to the settlement of securities transactions in emerging markets involve higher risks than those in developed markets, in large part because of the need to use brokers and counterparties who are less well capitalized, and custody and registration of assets in some countries may be unreliable. As a result, brokerage commissions and other fees are generally higher in emerging markets and the procedures and rules governing foreign transactions and custody may involve delays in payment, delivery or recovery of money or investments. Delays in settlement could result in investment opportunities being missed if the Trust is unable to acquire or dispose of a security. Certain foreign investments may also be less liquid and more volatile than U.S. investments, which may mean at times that such investments are unable to be sold at desirable prices.

Political and economic structures in emerging markets often change rapidly, which may cause instability. In adverse social and political circumstances, governments have been involved in policies of expropriation, confiscatory taxation, nationalization, intervention in the securities market and trade settlement, and imposition of foreign investment restrictions and exchange controls, and these could be repeated in the future. In addition to withholding taxes on investment income, some governments in emerging markets may impose different capital gains taxes on foreign investors. Foreign investments may also be subject to the risks of seizure by a foreign government and the imposition of restrictions on the exchange or export of foreign currency. Additionally, some governments exercise substantial influence over the private economic sector and the political and social uncertainties that exist for many developing countries are considerable.

Another risk common to most developing countries is that the economy is heavily export oriented and, accordingly, is dependent upon international trade. The existence of overburdened infrastructures and obsolete financial systems also presents risks in certain countries, as do environmental problems. Certain economies also depend to a large degree upon exports of primary commodities and, therefore, are vulnerable to changes in commodity prices which, in turn, may be affected by a variety of factors.

Exchange Rates. The Global Target 15 Portfolio, the MSCI EAFE Target 20 Portfolio, the Target 50/50 Portfolio, the Target Dividend Multi-Strategy Portfolio, the Target Focus Five Portfolio and the Target VIP Conservative Equity Portfolio contain Securities that are principally traded in foreign currencies and as such, involve investment risks that are substantially different from an investment in a fund which invests in securities that are principally traded in United States dollars. The United States dollar value of the portfolio (and hence of the Units) and of the distributions from the portfolio will vary with fluctuations in the United States dollar foreign exchange rates for the relevant currencies. Most foreign currencies have fluctuated widely in value against the United States dollar for many reasons, including supply and demand of the respective currency, the rate of inflation in the respective economies compared to the United States, the impact of interest rate differentials between different currencies on the movement of foreign currency rates, the balance of imports and exports goods and services, the soundness of the world economy and the strength of the respective economy as compared to the economies of the United States and other countries.

The post-World War II international monetary system was, until 1973, dominated by the Bretton Woods Treaty which established a system of fixed exchange rates and the convertibility of the United States dollar into gold through foreign central banks. Starting in 1971, growing volatility in the foreign exchange markets caused the United States to abandon gold convertibility and to effect a small devaluation of the United States dollar. In 1973, the system of fixed exchange rates between a number of the most important industrial countries of the world, among them the United States and most Western European countries, was completely abandoned. Subsequently, major industrialized countries have adopted "floating" exchange rates, under which daily currency valuations depend on supply and demand in a freely fluctuating international market. Many smaller or developing countries have continued to "peg" their currencies to the United States dollar although there has been some interest in recent years in "pegging" currencies to "baskets" of other currencies or to a Special Drawing Right administered by the International Monetary Fund. In Europe, the euro has been developed. Currencies are generally traded by leading international commercial banks and institutional investors (including corporate treasurers, money managers, pension funds and insurance companies). From time to time, central banks in a number of countries also are major buyers and sellers of foreign currencies, mostly for the purpose of preventing or reducing substantial exchange rate fluctuations.

Exchange rate fluctuations are partly dependent on a number of economic factors including economic conditions within countries, the impact of actual and proposed government policies on the value of currencies, interest rate differentials between the currencies and the balance of imports and exports of goods and services and transfers of income and capital from one country to another. These economic factors are influenced primarily by a particular country's monetary and fiscal policies (although the perceived political situation in a particular country may have an influence as well-particularly with respect to transfers of capital). Investor psychology may also be an important determinant of currency fluctuations in the short run. Moreover, institutional investors trying to anticipate the future relative strength or weakness of a particular currency may sometimes exercise considerable speculative influence on currency exchange rates by purchasing or selling large amounts of the same currency or currencies. However, over the long term, the currency of a country with a low rate of inflation and a favorable balance of trade should increase in value relative to the currency of a country with a high rate of inflation and deficits in the balance of trade.

The following tables set forth, for the periods indicated, the range of fluctuation concerning the equivalent U.S. dollar rates of exchange and end-of-month equivalent U.S. dollar rates of exchange for the United Kingdom pound sterling, the Hong Kong dollar, the euro, the Japanese Yen, the Singapore dollar and the Australian dollar:

                         Foreign Exchange Rates

              Range of Fluctuations in Foreign Currencies


           United Kingdom
Annual       Pound Sterling/         Hong Kong/     Euro/          Japanese Yen/         Singapore/        Australia/
Period     U.S. Dollar               U.S. Dollar   U.S. Dollar     U.S. Dollar          U.S. Dollar       U.S. Dollar
_____      _____                  _____             _____           _____                  _____             _____
1983       0.616-0.707            6.480-8.700
1984       0.670-0.864            7.774-8.050
1985       0.672-0.951            7.729-7.990
1986       0.643-0.726            7.768-7.819
1987       0.530-0.680            7.751-7.822
1988       0.525-0.601            7.764-7.912
1989       0.548-0.661            7.775-7.817
1990       0.504-0.627            7.740-7.817
1991       0.499-0.624            7.716-7.803
1992       0.499-0.667            7.697-7.781
1993       0.630-0.705            7.722-7.766
1994       0.610-0.684            7.723-7.750
1995       0.610-0.653            7.726-7.763                         80.630-104.550    1.389-1.466       1.289-1.411
1996       0.583-0.670            7.732-7.742                        103.450-116.210    1.394-1.426       1.225-1.363
1997       0.584-0.633            7.708-7.751                        111.260-130.880    1.399-1.699       1.253-1.538
1998       0.584-0.620            7.735-7.749                        113.600-147.260    1.584-1.792       1.456-1.797
1999       0.597-0.646            7.746-7.775         0.845-0.999    101.640-124.320    1.654-1.736       1.488-1.639
2000       0.605-0.715            7.774-7.800         0.968-1.209    101.450-114.410    1.656-1.759       1.499-1.961
2001       0.678-0.707            7.798-7.800         1.045-1.194    113.570-131.790    1.727-1.856       1.749-2.087
2002       0.621-0.709            7.799-7.800         0.953-1.164    115.810-134.710    1.733-1.852       1.737-1.974
2003       0.560-0.636            7.742-7.800         0.794-0.929    106.970-121.690    1.700-1.784       1.330-1.779
2004       0.514-0.568            7.763-7.800         0.738-0.844    102.080-114.510    1.631-1.728       1.253-1.465
2005       0.518-0.583            7.752-7.800         0.743-0.857    102.050-121.040    1.619-1.706       1.252-1.381
2006       0.509-0.576            7.753-7.792         0.755-0.839    109.760-119.780    1.534-1.661       1.264-1.419
2007       0.481-0.509            7.750-7.826         0.683-0.767    107.410-123.900    1.440-1.545       1.071-1.298
2008       0.502-0.685            7.750-7.804         0.633-0.788     90.640-108.800    1.356-1.513       1.043-1.526
2009       0.598-0.698            7.750-7.755         0.666-0.789    86.410-  98.960    1.384-1.547       1.092-1.569

Source: Bloomberg L.P.


                                                 End of Month Exchange Rates
                                                   for Foreign Currencies
                 United Kingdom                                          Japanese
                 Pound Sterling/     Hong Kong/         Euro/             Yen/            Singapore/        Australia/
Monthly Period    U.S. Dollar       U.S.Dollar        U.S. Dollar       U.S. Dollar       U.S. Dollar       U.S. Dollar
________          ________          ________          ________          ________          ________          ________
2007:
 January             .509              7.808             .767           120.690             1.536             1.287
 February            .509              7.813             .756           118.560             1.529             1.269
 March               .508              7.814             .749           117.830             1.517             1.237
 April               .500              7.823             .733           119.520             1.520             1.205
 May                 .505              7.808             .743           121.730             1.529             1.208
 June                .498              7.818             .738           123.180             1.530             1.177
 July                .492              7.826             .731           118.600             1.517             1.174
 August              .496              7.796             .734           115.780             1.526             1.223
 September           .488              7.775             .701           114.800             1.485             1.126
 October             .481              7.750             .690           115.430             1.447             1.071
 November            .486              7.787             .683           111.230             1.449             1.131
 December            .504              7.799             .685           111.710             1.440             1.143
2008:
 January             .503              7.797             .673           106.450             1.417             1.116
 February            .505              7.782             .659           103.740             1.395             1.074
 March               .504              7.783             .633            99.690             1.376             1.095
 April               .503              7.794             .640           103.910             1.356             1.060
 May                 .505              7.804             .643           105.510             1.362             1.046
 June                .502              7.797             .635           106.210             1.360             1.043
 July                .504              7.802             .641           107.910             1.367             1.061
 August              .549              7.804             .682           108.800             1.416             1.166
 September           .562              7.765             .710           106.110             1.435             1.262
 October             .622              7.750             .786            98.460             1.484             1.497
 November            .650              7.750             .788            95.520             1.513             1.526
 December            .685              7.750             .716            90.640             1.430             1.423
2009:
 January             .688              7.755             .780            89.920             1.510             1.569
 February            .698              7.755             .789            97.570             1.547             1.565
 March               .698              7.750             .755            98.960             1.523             1.447
 April               .676              7.750             .756            98.630             1.481             1.378
 May                 .618              7.752             .706            95.340             1.444             1.248
 June                .608              7.750             .713            96.360             1.447             1.240
 July                .598              7.750             .701            94.680             1.439             1.196
 August              .614              7.751             .698            93.120             1.441             1.185
 September           .626              7.750             .683            89.700             1.410             1.133
 October             .608              7.750             .679            90.090             1.400             1.111
 November            .608              7.750             .666            86.410             1.384             1.092
 December            .618              7.754             .698            93.020             1.405             1.114
2010:
 January             .626              7.765             .721            90.270             1.407             1.131
 February            .656              7.763             .734            88.970             1.406             1.117
 March               .659              7.764             .740            93.470             1.399             1.090
 April               .655              7.764             .752            93.850             1.371             1.082
 May                 .688              7.787             .813            91.260             1.400             1.182
 June                .669              7.789             .817            88.430             1.399             1.189
 July                .637              7.767             .766            86.470             1.360             1.123
 August              .652              7.778             .789            84.200             1.356             1.106
 September           .636              7.759             .733            83.530             1.316             1.034

Source: Bloomberg L.P.

The Evaluator will estimate current exchange rates for the relevant currencies based on activity in the various currency exchange markets. However, since these markets are volatile and are constantly changing, depending on the activity at any particular time of the large international commercial banks, various central banks, large multi-national corporations, speculators and other buyers and sellers of foreign currencies, and since actual foreign currency transactions may not be instantly reported, the exchange rates estimated by the Evaluator may not be indicative of the amount in United States dollars the Trusts would receive had the Trustee sold any particular currency in the market. The foreign exchange transactions of the Trusts will be conducted by the Trustee with foreign exchange dealers acting as principals on a spot (i.e., cash) buying basis. Although foreign exchange dealers trade on a net basis, they do realize a profit based upon the difference between the price at which they are willing to buy a particular currency (bid price) and the price at which they are willing to sell the currency (offer price).

REITs. An investment in Units of the Target Global Dividend Leaders Portfolio should be made with an understanding of risks inherent in an investment in REITs specifically and real estate generally (in addition to securities market risks). Generally, these include economic recession, the cyclical nature of real estate markets, competitive overbuilding, unusually adverse weather conditions, changing demographics, changes in governmental regulations (including tax laws and environmental, building, zoning and sales regulations), increases in real estate taxes or costs of material and labor, the inability to secure performance guarantees or insurance as required, the unavailability of investment capital and the inability to obtain construction financing or mortgage loans at rates acceptable to builders and purchasers of real estate. Additional risks include an inability to reduce expenditures associated with a property (such as mortgage payments and property taxes) when rental revenue declines, and possible loss upon foreclosure of mortgaged properties if mortgage payments are not paid when due.

REITs are financial vehicles that have as their objective the pooling of capital from a number of investors in order to participate directly in real estate ownership or financing. REITs are generally fully integrated operating companies that have interests in income-producing real estate. Equity REITs emphasize direct property investment, holding their invested assets primarily in the ownership of real estate or other equity interests. REITs obtain capital funds for investment in underlying real estate assets by selling debt or equity securities in the public or institutional capital markets or by bank borrowing. Thus, the returns on common equities of the REITs in which the Trust invests will be significantly affected by changes in costs of capital and, particularly in the case of highly "leveraged" REITs (i.e., those with large amounts of borrowings outstanding), by changes in the level of interest rates. The objective of an equity REIT is to purchase income-producing real estate properties in order to generate high levels of cash flow from rental income and a gradual asset appreciation, and they typically invest in properties such as office, retail, industrial, hotel and apartment buildings and healthcare facilities.

REITs are a creation of the tax law. REITs essentially operate as a corporation or business trust with the advantage of exemption from corporate income taxes provided the REIT satisfies the requirements of Sections 856 through 860 of the Internal Revenue Code. The major tests for tax-qualified status are that the REIT (i) be managed by one or more trustees or directors, (ii) issue shares of transferable interest to its owners, (iii) have at least 100 shareholders, (iv) have no more than 50% of the shares held by five or fewer individuals, (v) invest substantially all of its capital in real estate related assets and derive substantially all of its gross income from real estate related assets and (vi) distributed at least 95% of its taxable income to its shareholders each year. If any REIT in the Trust's portfolio should fail to qualify for such tax status, the related shareholders (including the Trust) could be adversely affected by the resulting tax consequences.

The underlying value of the Securities and the Trust's ability to make distributions to Unit holders may be adversely affected by changes in national economic conditions, changes in local market conditions due to changes in general or local economic conditions and neighborhood characteristics, increased competition from other properties, obsolescence of property, changes in the availability, cost and terms of mortgage funds, the impact of present or future environmental legislation and compliance with environmental laws, the ongoing need for capital improvements, particularly in older properties, changes in real estate tax rates and other operating expenses, regulatory and economic impediments to raising rents, adverse changes in governmental rules and fiscal policies, dependency on management skill, civil unrest, acts of God, including earthquakes and other natural disasters (which may result in uninsured losses), acts of war, adverse changes in zoning laws, and other factors which are beyond the control of the issuers of the REITs in the Trust. The value of the REITs may at times be particularly sensitive to devaluation in the event of rising interest rates.

REITs may concentrate investments in specific geographic areas or in specific property types, i.e., hotels, shopping malls, residential complexes and office buildings. The impact of economic conditions on

REITs can also be expected to vary with geographic location and property type. Investors should be aware the REITs may not be diversified and are subject to the risks of financing projects. REITs are also subject to defaults by borrowers, self-liquidation, the market's perception of the REIT industry generally, and the possibility of failing to qualify for pass-through of income under the Internal Revenue Code, and to maintain exemption from the Investment Company Act of 1940. A default by a borrower or lessee may cause the REIT to experience delays in enforcing its right as mortgagee or lessor and to incur significant costs related to protecting its investments. In addition, because real estate generally is subject to real property taxes, the REITs in the Trust may be adversely affected by increases or decreases in property tax rates and assessments or reassessments of the properties underlying the REITs by taxing authorities. Furthermore, because real estate is relatively illiquid, the ability of REITs to vary their portfolios in response to changes in economic and other conditions may be limited and may adversely affect the value of the Units. There can be no assurance that any REIT will be able to dispose of its underlying real estate assets when advantageous or necessary.

The issuer of REITs generally maintains comprehensive insurance on presently owned and subsequently acquired real property assets, including liability, fire and extended coverage. However, certain types of losses may be uninsurable or not be economically insurable as to which the underlying properties are at risk in their particular locales. There can be no assurance that insurance coverage will be sufficient to pay the full current market value or current replacement cost of any lost investment. Various factors might make it impracticable to use insurance proceeds to replace a facility after it has been damaged or destroyed. Under such circumstances, the insurance proceeds received by a REIT might not be adequate to restore its economic position with respect to such property.

Under various environmental laws, a current or previous owner or operator of real property may be liable for the costs of removal or remediation of hazardous or toxic substances on, under or in such property. Such laws often impose liability whether or not the owner or operator caused or knew of the presence of such hazardous or toxic substances and whether or not the storage of such substances was in violation of a tenant's lease. In addition, the presence of hazardous or toxic substances, or the failure to remediate such property properly, may adversely affect the owner's ability to borrow using such real property as collateral. No assurance can be given that one or more of the REITs in the Trust may not be presently liable or potentially liable for any such costs in connection with real estate assets they presently own or subsequently acquire while such REITs are held in the Trust.

Small-Cap Companies. While historically small-cap company stocks have outperformed the stocks of large companies, the former have customarily involved more investment risk as well. Small-cap companies may have limited product lines, markets or financial resources; may lack management depth or experience; and may be more vulnerable to adverse general market or economic developments than large companies. Some of these companies may distribute, sell or produce products which have recently been brought to market and may be dependent on key personnel.

The prices of small company securities are often more volatile than prices associated with large company issues, and can display abrupt or erratic movements at times, due to limited trading volumes and less publicly available information. Also, because small cap companies normally have fewer shares outstanding and these shares trade less frequently than large companies, it may be more difficult for the Trusts which contain these Securities to buy and sell significant amounts of such shares without an unfavorable impact on prevailing market prices.

Litigation

Microsoft Corporation. Microsoft Corporation has been engaged in antitrust and unfair competition litigation with the U.S. Department of Justice, the District of Columbia, and several states. Microsoft reached a settlement in 2001 with the U.S. Department of Justice which was joined by nineteen states, while three other states reached separate settlements.

Microsoft is also involved in class action lawsuits alleging unfair competition and monopolization of markets for operating systems and certain software. The classes have consisted of both direct and indirect purchasers of Microsoft products. As of February 14, 2007, damages claims brought in class action cases by indirect purchasers have been dismissed under federal law and in 16 states. Additionally, two states have refused to certify these classes. However, classes have been certified in several states, and Microsoft has reached settlement agreements with many of these classes. The settlement agreements have received final approval in 17 states and the District of Columbia. Two other states have granted preliminary approval of settlements. The settlement agreements generally grant the class members vouchers entitling the holder to reimbursement.

Microsoft had also been involved in antitrust and unfair competition litigation in Europe. On March 24, 2004, the European Commission (the "Commission") found that Microsoft violated the European Union Treaty's competition rules by abusing its market power. The Commission found that Microsoft abused its power by deliberately limiting the interoperability between PCs and non-Microsoft servers and bundling Windows Media Player with its Windows operating system. As remedial measures, Microsoft was ordered to disclose certain interface documentation to allow non-Microsoft servers to interact with Windows PCs and servers, and it was ordered to develop a new version of its Windows operating system without Windows Media Player. Microsoft was also fined $605 million by the Commission, and it was fined $351 million in 2006 for failure to comply with the Commission's disclosure order of 2004. Microsoft was fined again in February 2008, in the amount of $1.35 billion, for failure to comply with the 2004 order. Two additional investigations were initiated in January 2008 involving the interoperability and bundling of Microsoft products. On December 16, 2009, the Commission agreed to settle its remaining antitrust issues with Microsoft in exchange for a legally binding commitment from Microsoft. Pursuant to the settlement agreement, Microsoft will provide a pop-up screen which will offer users an option to replace Microsoft's Internet Explorer with a competitor's Web browser. Microsoft will provide this pop-up screen for five years and report its progress every six months to the Commission. In addition, Microsoft agreed to a public undertaking which will further the interoperability of Microsoft products with non-Microsoft technologies.

The Korean Fair Trade Commission ("KFTC") made similar anti-competitive findings regarding the bundling of instant messaging software and Windows Media Player with Microsoft's Windows operating systems. The KFTC issued an order in December 2005 which imposed a fine of $35 million and required a modified version of Windows be made available. On August 23, 2006, versions of Microsoft Windows mandated by the KFTC were released.

Microsoft is involved in several other lawsuits arising from both intellectual property issues and the normal operations of business. It is impossible to predict what impact any future litigation or settlement will have on Microsoft or the value of its stock.

Tobacco Industry. Certain of the issuers of Securities in certain Trusts may be involved in the manufacture, distribution and sale of tobacco products. Pending litigation proceedings against such issuers in the United States and abroad cover a wide range of matters including product liability and consumer protection. Damages claimed in such litigation alleging personal injury (both individual and class actions), and in health cost recovery cases brought by governments, labor unions and similar entities seeking reimbursement for healthcare expenditures, aggregate many billions of dollars.

In November 1998, five of the largest tobacco companies in the United States entered into the Tobacco Master Settlement Agreement ("MSA") with 46 states to settle state lawsuits to recover costs associated with treating smoking-related illnesses. According to the MSA, the tobacco industry is projected to pay the settling states in excess of $200 billion over 25 years. Four states settled their tobacco cases separately from the MSA.

In March 2001, five states initiated court proceedings to stop R.J. Reynolds Tobacco Company ("R.J. Reynolds") from violating provisions of the MSA. The lawsuits, filed in state courts of Arizona, California, New York, Ohio and Washington, seek enforcement of restrictions on marketing, advertising and promotional activities that R.J. Reynolds agreed to under the terms of the MSA. In June 2002, a California court ruled that R.J. Reynolds unlawfully placed cigarette ads in magazines with a large percentage of readers aged 12-17, in violation of the MSA. As a result, R.J. Reynolds was ordered to pay $20 million in sanctions plus attorneys' fees and costs. An Arizona court also found R.J. Reynolds had violated the MSA. In July 2004, R.J. Reynolds and Brown & Williamson Tobacco Corporation ("B&W") combined R.J. Reynolds and the U.S. assets, liabilities and operations of B&W to form Reynolds American Inc.

On December 15, 2005, the Illinois Supreme Court reversed a $10.1 billion verdict against Altria Group's Philip Morris USA division ("Philip Morris") in what is known as the Price case, ordering a lower court to dismiss the case in which the company was accused of defrauding customers into thinking "light" cigarettes were safer than regular ones. The Court held that the Federal Trade Commission specifically authorized the use of "light" and "low tar" to describe the cigarettes, and, therefore, Philip Morris is not liable under the Illinois Consumer Fraud Act, even if the terms may be deemed false, deceptive or misleading. The case was decided on the basis of a state statute and not federal preemption. The initial $10.1 billion judgment in the Price case was handed down against Philip Morris by a trial court judge in March 2003. The Illinois Supreme Court took the unusual step of bypassing the appellate court in hearing the case on appeal directly from the trial court. The size of the original award put the company at risk for filing bankruptcy protection. In addition, because Philip Morris accounts for more than half of the annual tobacco-settlement payments to the states under the 1998 MSA, such payments could have been in jeopardy. On May 5, 2006 the Illinois Supreme Court denied the plaintiff's motion for a rehearing, and on November 27, 2006 the Supreme Court of the United States denied certiorari.

In a suit brought by the Department of Justice against Altria and other cigarette companies, a U.S. District Court ruled on August 17, 2006, that the defendants violated the Racketeer Influenced and Corrupt Organizations Act ("RICO"). However, the court refused to grant the $10 billion smoking cessation campaign and $4 billion youth counter-marketing campaign remedies requested by the government. The court did rule that Philip Morris must remove "light" and "ultra light" from its packaging. Altria is appealing this verdict.

On July 6, 2006, the Florida Supreme Court decertified a class and overturned a trial court's $145 billion punitive damages award against Philip Morris as excessive and improper as a matter of law.

On December 15, 2008 the Supreme Court of the United States ruled that consumers may sue Philip Morris under state unfair trade laws. The Court held that neither the Federal Trade Commission's actions nor the Labeling Act, which sets forth the required cigarette warning labels, preempted a lawsuit based on state law. The Court noted that the Labeling Act mandates labels aimed at providing adequate health warnings, and it bars states from requiring additional health warnings. But the Labeling Act does not prevent claims that cigarettes labeled as "light" or "low tar" are fraudulent, deceptive or misleading.

Additional pending and future litigation and/or legislation could adversely affect the value, operating revenues, financial position and sustainability of tobacco companies. The Sponsor is unable to predict the outcome of litigation pending against tobacco companies or how the current uncertainty concerning regulatory and legislative measures will ultimately be resolved. These and other possible developments may have a significant impact upon both the price of such Securities and the value of Units of Trusts containing such Securities.

Concentrations

When at least 25% of a Trust's portfolio is invested in securities issued by companies within a single sector, the Trust is considered to be concentrated in that particular sector. A portfolio concentrated in a single sector may present more risks than a portfolio broadly diversified over several sectors.

The Dow(R) Target 5 Portfolio is concentrated in stocks of telecommunication services companies. The Global Target 15 Portfolio is concentrated in stocks of financial and telecommunication services companies. The Nasdaq(R) Target 15 Portfolio is concentrated in stocks of information technology companies. The NYSE(R) International Target 25 Portfolio is concentrated in stocks of financial companies. The S&P Target SMid 60 Portfolio, the Target Double Play Portfolio, the Target Focus Five Portfolio, the Target Growth Portfolio, the Target Small-Cap Portfolio, the Target VIP Conservative Equity Portfolio and the Value Line(R) Diversified Target 40 Portfolio are concentrated in stocks of consumer products companies. The Value Line(R) Target 25 Portfolio is concentrated in stocks of consumer products and information technology companies.

Consumer Products. The general problems and risks inherent in an investment in the consumer products sector include the cyclicality of revenues and earnings, changing consumer demands, regulatory restrictions, product liability litigation and other litigation resulting from accidents, extensive competition (including that of low-cost foreign competition), unfunded pension fund liabilities and employee and retiree benefit costs and financial deterioration resulting from leveraged buy-outs, takeovers or acquisitions. In general, expenditures on consumer products will be affected by the economic health of consumers. A weak economy with its consequent effect on consumer spending would have an adverse effect on consumer products companies. Other factors of particular relevance to the profitability of the sector are the effects of increasing environmental regulation on packaging and on waste disposal, the continuing need to conform with foreign regulations governing packaging and the environment, the outcome of trade negotiations and the effect on foreign subsidies and tariffs, foreign exchange rates, the price of oil and its effect on energy costs, inventory cutbacks by retailers, transportation and distribution costs, health concerns relating to the consumption of certain products, the effect of demographics on consumer demand, the availability and cost of raw materials and the ongoing need to develop new products and to improve productivity.

Financials. Banks, thrifts and their holding companies are especially subject to the adverse effects of economic recession; volatile interest rates; portfolio concentrations in geographic markets, in commercial and residential real estate loans or any particular segment or industry; and competition from new entrants in their fields of business. Banks and thrifts are highly dependent on net interest margin. Banks and thrifts traditionally receive a significant portion of their revenues from consumer mortgage fee income as a result of activity in mortgage and refinance markets. As home purchasing and refinancing activity has subsided, this revenue has diminished. Economic conditions in the real estate markets have deteriorated, leading to asset write-offs and decreased liquidity in the credit markets, which can have a substantial negative effect upon banks and thrifts because they generally have a portion of their assets invested in loans secured by real estate. Difficulties in the mortgage and broader credit markets have resulted in decreases in the availability of funds. Financial performance of many banks and thrifts, especially in securities collateralized by mortgage loans has deteriorated.

In response to recent market and economic conditions, the United States Government, particularly the U.S. Department of the Treasury ("U.S. Treasury"), the Federal Reserve Board ("FRB"), and the Federal Deposit

Insurance Corporation ("FDIC") have taken a variety of extraordinary measures including capital injections, guarantees of bank liabilities and the acquisition of illiquid assets from banks designed to provide fiscal stimulus, restore confidence in the financial markets and to strengthen financial institutions. The Emergency Economic Stabilization Act of 2008 ("EESA") gave the U.S. Treasury $700 billion to purchase bad mortgage-related securities that caused much of the difficulties experienced by financial institutions and the credit markets in general. Additionally, the American Recovery and Reinvestment Act of 2009 ("ARRA") was signed into law in February, 2009. The EESA and ARRA, along with the U.S. Treasury's Capital Purchase Program (which provides for direct purchases by the U.S. Treasury of equity from financial institutions), contain provisions limiting the way banks and their holding companies are able pay dividends, purchase their own common stock, and compensate officers. Furthermore, participants have been subject to forward looking stress tests to determine if they have sufficient capital to withstand certain economic scenarios, including situations more severe than the current recession. As a result of these stress tests, some financial institutions were required to increase their level of capital through a combination of asset sales, additional equity offerings and the conversion of preferred shares into common stock. The long-term effects of the EESA, ARRA, and the stress tests are not yet known and cannot be predicted. This uncertainty may cause increased costs and risks for the firms associated with the respective programs.

Banks, thrifts and their holding companies are subject to extensive federal regulation and, when such institutions are state-chartered, to state regulation as well. Such regulations impose strict capital requirements and limitations on the nature and extent of business activities that banks and thrifts may pursue. Furthermore, bank regulators have a wide range of discretion in connection with their supervisory and enforcement authority and may substantially restrict the permissible activities of a particular institution if deemed to pose significant risks to the soundness of such institution or the safety of the federal deposit insurance fund. Regulatory actions, such as increases in the minimum capital requirements applicable to banks and thrifts and increases in deposit insurance premiums required to be paid by banks and thrifts to the FDIC, can negatively impact earnings and the ability of a company to pay dividends. Neither federal insurance of deposits nor governmental regulations, however, insures the solvency or profitability of banks or their holding companies, or insures against any risk of investment in the securities issued by such institutions.

In light of the current credit market difficulties, the U.S. Government is considering changes to the laws and regulatory structure. New legislation and regulatory changes could cause business disruptions, result in significant loss of revenue, limit financial firms' ability to pursue business opportunities, impact the value of business assets and impose additional costs that may adversely affect business. There can be no assurance as to the actual impact these laws and their implementing regulations, or any other governmental program, will have on the financial markets. Currently the FRB, FDIC, Securities and Exchange Commission, Office of Comptroller of the Currency (a bureau of the U.S. Treasury which regulates national banks), and the U.S. Commodities Futures Trading Commission (which oversees commodity futures and option markets) all play a role in the supervision of the financial markets. On July 21, 2010 the President signed into law the Dodd-Frank Wall Street Reform and Consumer Protection Act (the "Reform Act"). The Reform Act calls for swift government intervention which includes the creation of new federal agencies that will have a direct impact on the financial, banking and insurance industries. Provisions of the Reform Act include the creation of a Financial Oversight Council to advise the FRB on the identification of firms who failure could pose a threat to financial stability due to their combination of size, leverage, and interconnectedness. Additionally, these financial firms would be subject to increased scrutiny concerning their capital, liquidity, and risk management standards. Provisions of the Reform Act would create a the National Bank Supervisor to conduct prudential supervision regulation of all federally chartered depository institutions, and all federal branches and agencies of foreign banks. This single regulator would oversee the entire banking industry, thereby leading to potential risks, costs and unknown impacts on the entire financial sector.

The statutory requirements applicable to and regulatory supervision of banks, thrifts and their holding companies have increased significantly and have undergone substantial change in the recent past. To a great extent, these changes are embodied in the Financial Institutions Reform, Recovery and Enforcement Act of 1989, the Federal Deposit Insurance Corporation Improvement Act of 1991, the Resolution Trust Corporation Refinancing, Restructuring, and Improvement Act of 1991, the Riegle-Neal Interstate Banking and Branching Efficiency Act of 1994 and the regulations promulgated under these laws. In 1999, the Gramm-Leach-Bliley Act repealed most of the barriers set up by the 1933 Glass-Steagall Act which separated the banking, insurance and securities industries. Banks and thrifts now face significant competition from other financial institutions such as mutual funds, credit unions, mortgage banking companies and insurance companies. Banks, insurance companies and securities firms can merge to form one-stop financial conglomerates marketing a wide range of financial service products to investors. This legislation has resulted in increased merger activity and heightened competition among existing and new participants in the field. Efforts to expand the ability of federal thrifts to branch on an interstate basis have been initially successful through promulgation of regulations and legislation to liberalize interstate banking has been signed into law. Under the legislation, banks are able to purchase or establish subsidiary banks in any state. S ince mid-1997, banks have been allowed to turn existing banks into branches, thus leading to continued consolidation.

The Securities and Exchange Commission and the Financial Accounting Standards Board ("FASB") require the expanded use of market value accounting by banks and have imposed rules requiring mark-to-market accounting for investment securities held in trading accounts or available for sale. Adoption of additional such rules may result in increased volatility in the reported health of the industry, and mandated regulatory intervention to correct such problems. Accounting Standards Codification 820, "Fair Value Measurements and Disclosures" (formerly Statement of Financial Accounting Standards No. 157) changed the requirements of mark-to-market accounting and determining fair value when the volume and level of activity for the asset or liability has significantly decreased. These changes and other potential changes in financial accounting rules and valuation techniques may have a significant impact on the banking and financial services industries in terms of accurately pricing assets or liabilities.

Additional legislative and regulatory changes may be forthcoming. For example, the bank regulatory authorities have proposed substantial changes to the Community Reinvestment Act and fair lending laws, rules and regulations, and there can be no certainty as to the effect, if any, that such changes would have on the Securities in a Trust's portfolio. In addition, from time to time the deposit insurance system is reviewed by Congress and federal regulators, and proposed reforms of that system could, among other things, further restrict the ways in which deposited moneys can be used by banks or change the dollar amount or number of deposits insured for any depositor. On October 3, 2008, EESA increased the maximum amount of federal deposit insurance coverage payable as to any certificate of deposit from $100,000 to $250,000 per depositor until December 31, 2013. The impact of this reform is unknown and could reduce profitability as investment opportunities available to bank institutions become more limited and as consumers look for savings vehicles other than bank deposits. The Sponsor makes no prediction as to what, if any, manner of bank and thrift regulatory actions might ultimately be adopted or what ultimate effect such actions might have on a Trust's portfolio.

The Federal Bank Holding Company Act of 1956 ("BHC Act") generally prohibits a bank holding company from (1) acquiring, directly or indirectly, more than 5% of the outstanding shares of any class of voting securities of a bank or bank holding company, (2) acquiring control of a bank or another bank holding company, (3) acquiring all or substantially all the assets of a bank, or (4) merging or consolidating with another bank holding company, without first obtaining FRB approval. In considering an application with respect to any such transaction, the FRB is required to consider a variety of factors, including the potential anti-competitive effects of the transaction, the financial condition and future prospects of the combining and resulting institutions, the managerial resources of the resulting institution, the convenience and needs of the communities the combined organization would serve, the record of performance of each combining organization under the Community Reinvestment Act and the Equal Credit Opportunity Act, and the prospective availability to the FRB of information appropriate to determine ongoing regulatory compliance with applicable banking laws. In addition, the federal Change In Bank Control Act and various state laws impose limitations on the ability of one or more individuals or other entities to acquire control of banks or bank holding companies.

The FRB has issued a policy statement on the payment of cash dividends by bank holding companies in which the FRB expressed its view that a bank holding company experiencing earnings weaknesses should not pay cash dividends which exceed its net income or which could only be funded in ways that would weaken its financial health, such as by borrowing. The FRB also may impose limitations on the payment of dividends as a condition to its approval of certain applications, including applications for approval of mergers and acquisitions. The Sponsor makes no prediction as to the effect, if any, such laws will have on the Securities or whether such approvals, if necessary, will be obtained.

Companies engaged in investment banking/brokerage and investment management include brokerage firms, broker/dealers, investment banks, finance companies and mutual fund companies. Earnings and share prices of companies in this industry are quite volatile, and often exceed the volatility levels of the market as a whole. Negative economic events in the credit markets have led some firms to declare bankruptcy, forced short-notice sales to competing firms, or required government intervention by the FDIC or through an infusions of Troubled Asset Relief Program funds. Consolidation in the industry and the volatility in the stock market have negatively impacted investors.

Additionally, government intervention has required many financial institutions to become bank holding companies under the BHC Act. Under the system of functional regulation established under the BHC Act, the FRB supervises bank holding companies as an umbrella regulator. The BHC Act and regulations generally restrict bank holding companies from engaging in business activities other than the business of banking and certain closely related activities. The FRB and FDIC have also issued substantial risk-based and leverage capital guidelines applicable to U.S. banking organizations. The guidelines define a three-tier framework, requiring depository institutions to maintain certain leverage ratios depending on the type of assets held. If any depository institution controlled by a financial or bank holding company ceases to meet capital or management standards, the FRB may impose corrective capital and/or managerial requirements on the company and place limitations on its ability to conduct broader financial activities. Furthermore, proposed legislation will allow the Treasury and the FDIC to create a resolution regime to "take over" bank and financial holding companies. The "taking over" would be based on whether the firm is in default or in danger of defaulting and whether such a default would have a serious adverse affect on the financial system or the economy. This mechanism would only be used by the government in exceptional circumstances to mitigate these effects. This type of intervention has unknown risks and costs associated with it, which may cause unforeseeable harm in the industry.

Companies involved in the insurance industry are engaged in underwriting, reinsuring, selling, distributing or placing of property and casualty, life or health insurance. Other growth areas within the insurance industry include brokerage, reciprocals, claims processors and multi-line insurance companies. Interest rate levels, general economic conditions and price and marketing competition affect insurance company profits. Property and casualty insurance profits may also be affected by weather catastrophes and other disasters. Life and health insurance profits may be affected by mortality and morbidity rates. Individual companies may be exposed to material risks including reserve inadequacy and the inability to collect from reinsurance carriers. Insurance companies are subject to extensive governmental regulation, including the imposition of maximum rate levels, which may not be adequate for some lines of business. Proposed or potential tax law changes may also adversely affect insurance companies' policy sales, tax obligations, and profitability. In addition to the foregoing, profit margins of these companies continue to shrink due to the commoditization of traditional businesses, new competitors, capital expenditures on new technology and the pressures to compete globally.

In addition to the normal risks of business, companies involved in the insurance industry are subject to significant risk factors, including those applicable to regulated insurance companies, such as: (i) the inherent uncertainty in the process of establishing property-liability loss reserves, particularly reserves for the cost of environmental, asbestos and mass tort claims, and the fact that ultimate losses could materially exceed established loss reserves which could have a material adverse effect on results of operations and financial condition; (ii) the fact that insurance companies have experienced, and can be expected in the future to experience, catastrophe losses which could have a material adverse impact on their financial condition, results of operations and cash flow; (iii) the inherent uncertainty in the process of establishing property-liability loss reserves due to changes in loss payment patterns caused by new claims settlement practices; (iv) the need for insurance companies and their subsidiaries to maintain appropriate levels of statutory capital and surplus, particularly in light of continuing scrutiny by rating organizations and state insurance regulatory authorities, and in order to maintain acceptable financial strength or claims-paying ability rating; (v) the extensive regulation and supervision to which insurance companies' subsidiaries are subject, various regulatory initiatives that may affect insurance companies, and regulatory and other legal actions; (vi) the adverse impact that increases in interest rates could have on the value of an insurance company's investment portfolio and on the attractiveness of certain of its products; (vii) the need to adjust the effective duration of the assets and liabilities of life insurance operations in order to meet the anticipated cash flow requirements of its policyholder obligations;
(viii) the uncertainty involved in estimating the availability of reinsurance and the collectibility of reinsurance recoverables; and (ix) proposed legislation that would establish the Office of National Insurance within the Treasury. This proposed federal agency would gather information, develop expertise, negotiate international agreements, and coordinate policy in the insurance sector. This enhanced oversight into the insurance industry may pose unknown risks to the sector as a whole.

The state insurance regulatory framework has, during recent years, come under increased federal scrutiny, and certain state legislatures have considered or enacted laws that alter and, in many cases, increase state authority to regulate insurance companies and insurance holding company systems. Further, the National Association of Insurance Commissioners ("NAIC") and state insurance regulators are re-examining existing laws and regulations, specifically focusing on insurance companies, interpretations of existing laws and the development of new laws. In addition, Congress and certain federal agencies have investigated the condition of the insurance industry in the United States to determine whether to promulgate additional federal regulation. The Sponsor is unable to predict whether any state or federal legislation will be enacted to change the nature or scope of regulation of the insurance industry, or what effect, if any, such legislation would have on the industry.

All insurance companies are subject to state laws and regulations that require diversification of their investment portfolios and limit the amount of investments in certain investment categories. Failure to comply with these laws and regulations would cause non-conforming investments to be treated as non-admitted assets for purposes of measuring statutory surplus and, in some instances, would require divestiture.

Environmental pollution clean-up is the subject of both federal and state regulation. By some estimates, there are thousands of potential waste sites subject to clean up. The insurance industry is involved in extensive litigation regarding coverage issues. The Comprehensive Environmental Response Compensation and Liability Act of 1980 ("Superfund") and comparable state statutes ("mini-Superfund") govern the clean-up and restoration by "Potentially Responsible Parties" ("PRPs"). Superfund and the mini-Superfunds ("Environmental Clean-up Laws or "ECLs") establish a mechanism to pay for clean-up of waste sites if PRPs fail to do so, and to assign liability to PRPs. The extent of liability to be allocated to a PRP is dependent on a variety of factors. The extent of clean-up necessary and the assignment of liability has not been fully established. The insurance industry is disputing many such claims. Key coverage issues include whether Superfund response costs are considered damages under the policies, when and how coverage is triggered, applicability of pollution exclusions, the potential for joint and several liability and definition of an occurrence. Similar coverage issues exist for clean up and waste sites not covered under Superfund. To date, courts have been inconsistent in their rulings on these issues. An insurer's exposure to liability with regard to its insureds which have been, or may be, named as PRPs is uncertain. Superfund reform proposals have been introduced in Congress, but none have been enacted. There can be no assurance that any Superfund reform legislation will be enacted or that any such legislation will provide for a fair, effective and cost-efficient system for settlement of Superfund related claims.

While current federal income tax law permits the tax-deferred accumulation of earnings on the premiums paid by an annuity owner and holders of certain savings-oriented life insurance products, no assurance can be given that future tax law will continue to allow such tax deferrals. If such deferrals were not allowed, consumer demand for the affected products would be substantially reduced. In addition, proposals to lower the federal income tax rates through a form of flat tax or otherwise could have, if enacted, a negative impact on the demand for such products.

Major determinants of future earnings of companies in the financial services sector are the direction of the stock market, investor confidence, equity transaction volume, the level and direction of long-term and short-term interest rates, and the outlook for emerging markets. Negative trends in any of these earnings determinants could have a serious adverse effect on the financial stability, as well as the stock prices, of these companies. Furthermore, there can be no assurance that the issuers of the Securities included in the Trust will be able to respond in a timely manner to compete in the rapidly developing marketplace. In addition to the foregoing, profit margins of these companies continue to shrink due to the commoditization of traditional businesses, new competitors, capital expenditures on new technology and the pressures to compete globally.

Information Technology. Technology companies generally include companies involved in the development, design, manufacture and sale of computers and peripherals, software and services, data networking/communications equipment, internet access/information providers, semiconductors and semiconductor equipment and other related products, systems and services. The market for these products, especially those specifically related to the Internet, is characterized by rapidly changing technology, rapid product obsolescence, cyclical market patterns, evolving industry standards and frequent new product introductions. The success of the issuers of the Securities depends in substantial part on the timely and successful introduction of new products. An unexpected change in one or more of the technologies affecting an issuer's products or in the market for products based on a particular technology could have a material adverse effect on an issuer's operating results. Furthermore, there can be no assurance that the issuers of the Securities will be able to respond in a timely manner to compete in the rapidly developing marketplace.

Based on trading history of common stock, factors such as announcements of new products or development of new technologies and general conditions of the industry have caused and are likely to cause the market price of high-technology common stocks to fluctuate substantially. In addition, technology company stocks have experienced extreme price and volume fluctuations that often have been unrelated to the operating performance of such companies. This market volatility may adversely affect the market price of the Securities and therefore the ability of a Unit holder to redeem Units at a price equal to or greater than the original price paid for such Units.

Some key components of certain products of technology issuers are currently available only from single sources. There can be no assurance that in the future suppliers will be able to meet the demand for components in a timely and cost effective manner. Accordingly, an issuer's operating results and customer relationships could be adversely affected by either an increase in price for, or an interruption or reduction in supply of, any key components. Additionally, many technology issuers are characterized by a highly concentrated customer base consisting of a limited number of large customers who may require product vendors to comply with rigorous industry standards. Any failure to comply with such standards may result in a significant loss or reduction of sales. Because many products and technologies of technology companies are incorporated into other related products, such companies are often highly dependent on the performance of the personal computer, electronics and telecommunications industries. There can be no assurance that these customers will place additional orders, or that an issuer of Securities will obtain orders of similar magnitude as past orders from other customers. Similarly, the success of certain technology companies is tied to a relatively small concentration of products or technologies. Accordingly, a decline in demand of such products, technologies or from such customers could have a material adverse impact on issuers of the Securities.

Many technology companies rely on a combination of patents, copyrights, trademarks and trade secret laws to establish and protect their proprietary rights in their products and technologies. There can be no assurance that the steps taken by the issuers of the Securities to protect their proprietary rights will be adequate to prevent misappropriation of their technology or that competitors will not independently develop technologies that are substantially equivalent or superior to such issuers' technology. In addition, due to the increasing public use of the Internet, it is possible that other laws and regulations may be adopted to address issues such as privacy, pricing, characteristics, and quality of Internet products and services. The adoption of any such laws could have a material adverse impact on the Securities in the Trust.

Like many areas of technology, the semiconductor business environment is highly competitive, notoriously cyclical and subject to rapid and often unanticipated change. Recent industry downturns have resulted, in part, from weak pricing, persistent overcapacity, slowdown in Asian demand and a shift in retail personal computer sales toward the low end, or "sub- $1,000" segment. Industry growth is dependent upon several factors, including: the rate of global economic expansion; demand for products such as personal computers and networking and communications equipment; excess productive capacity and the resultant effect on pricing; and the rate of growth in the market for low-priced personal computers.

Telecommunication Services. The market for high-technology communications products and services is characterized by rapidly changing technology, rapid product obsolescence, cyclical market patterns, evolving industry standards and frequent new product introductions. The success of the issuers of the Securities depends in substantial part on the timely and successful introduction of new products and services. An unexpected change in one or more of the technologies affecting an issuer's products or in the market for products based on a particular technology could have a material adverse affect on an issuer's operating results. Furthermore, there can be no assurance that the issuers of the Securities will be able to respond in a timely manner to compete in the rapidly developing marketplace.

The telecommunications industry is subject to governmental regulation. However, as market forces develop, the government will continue to deregulate the communications industry, promoting vigorous economic competition and resulting in the rapid development of new communications technologies. The products and services of communications companies may be subject to rapid obsolescence. These factors could affect the value of the Trusts' Units. For example, while telephone companies in the United States are subject to both state and federal regulations affecting permitted rates of returns and the kinds of services that may be offered, the prohibition against phone companies delivering video services has been lifted. This creates competition between phone companies and cable operators and encourages phone companies to modernize their communications infrastructure. Certain types of companies represented in the Trust's portfolio are engaged in fierce competition for a share of the market for their products. As a result, competitive pressures are intense and the stocks are subject to rapid price volatility.

Many communications companies rely on a combination of patents, copyrights, trademarks and trade secret laws to establish and protect their proprietary rights in their products and technologies. There can be no assurance that the steps taken by the issuers of the Securities to protect their proprietary rights will be adequate to prevent misappropriation of their technology or that competitors will not independently develop technologies that are substantially equivalent or superior to such issuers' technology.

Companies involved in the telecommunications sector are currently in the midst of a period of modest growth, with changes in regulation and technology responsible. Worldwide telecommunications are expected to grow approximately 6% from 2005 through 2010 with wireless technology making up half of the revenue. However, growth will not be consistent among all product types. Local phone markets have been pressured by a shift to wireless phones, the Internet, and cable television providers now competing directly with telephone companies. Additionally, pricing pressure and competition have intensified. To meet increasing competition, companies may have to commit substantial capital, particularly in the formulation of new products and services using new technology. As a result, many companies have been compelled to cut costs by reducing their workforce, outsourcing, consolidating and/or closing existing facilities and divesting low selling product lines.

Securities

The following information describes the common stocks selected through the application of each of the Strategies which comprise the various Trusts described in the prospectus.

                   The Dow (R) DART 5 Strategy Stocks

The Home Depot, Inc., headquartered in Atlanta, Georgia, operates do-it-yourself warehouse stores in the United States, Canada and Mexico. These stores sell a wide assortment of building material, home improvement, and lawn and garden products.

International Business Machines Corporation, headquartered in Armonk,
New York, provides customer solutions through the use of advanced information technologies. The company offers a variety of solutions that include services, software, systems, products, financing and technologies.

McDonald's Corporation, headquartered in Oak Brook, Illinois, develops, franchises, operates and services a worldwide system of quick-service restaurants under the name "McDonald's." The company's restaurants prepare, assemble, package and sell a limited menu of moderately-priced foods including hamburgers, chicken, salads, breakfast foods and beverages.

Microsoft Corporation, headquartered in Redmond, Washington, develops, manufactures, licenses and supports a range of software products, including scalable operating systems, server applications, worker productivity applications and software development tools. The company also develops the MSN network of Internet products and services.

The Travelers Companies, Inc., headquartered in St. Paul, Minnesota, through its subsidiaries, provides commercial and personal property and casualty insurance products and services to businesses, government units, associations and individuals in the United States.

                   The Dow (R) DART 10 Strategy Stocks

AT&T Inc., headquartered in San Antonio, Texas, is the largest telecommunications holding company in the United States. The company is a worldwide provider of IP-based communications services to business and a leading U.S. provider of high-speed DSL Internet, local and long-distance voice services, wireless services, and directory publishing and advertising services.

Hewlett-Packard Company, headquartered in Palo Alto, California, designs, makes and services equipment and systems for measurement, computation and communications including computer systems, personal computers, printers, calculators, electronic test equipment, medical electronic equipment, electronic components and instrumentation for chemical analysis.

The Home Depot, Inc., headquartered in Atlanta, Georgia, operates do-it-yourself warehouse stores in the United States, Canada and Mexico. These stores sell a wide assortment of building material, home improvement, and lawn and garden products.

International Business Machines Corporation, headquartered in Armonk,
New York, provides customer solutions through the use of advanced information technologies. The company offers a variety of solutions that include services, software, systems, products, financing and technologies.

McDonald's Corporation, headquartered in Oak Brook, Illinois, develops, franchises, operates and services a worldwide system of quick-service restaurants under the name "McDonald's." The company's restaurants prepare, assemble, package and sell a limited menu of moderately-priced foods including hamburgers, chicken, salads, breakfast foods and beverages.

Microsoft Corporation, headquartered in Redmond, Washington, develops, manufactures, licenses and supports a range of software products, including scalable operating systems, server applications, worker productivity applications and software development tools. The company also develops the MSN network of Internet products and services.

The Procter & Gamble Company, headquartered in Cincinnati, Ohio, manufactures consumer products worldwide, including detergents, fabric conditioners and hard surface cleaners; products for personal cleansing, oral care, digestive health, hair and skin; paper tissue, disposable diapers and pharmaceuticals; and shortenings, oils, snacks, baking mixes, peanut butter, coffee, drinks and citrus products.

The Travelers Companies, Inc., headquartered in St. Paul, Minnesota, through its subsidiaries, provides commercial and personal property and casualty insurance products and services to businesses, government units, associations and individuals in the United States.

Verizon Communications Inc., headquartered in New York, New York, provides wireline voice and data services, wireless services, Internet service and published directory information. The company also provides network services for the federal government including business phone lines, data services, telecommunications equipment and pay phones. The company operates worldwide.

Wal-Mart Stores, Inc., headquartered in Bentonville, Arkansas, is the largest retailer in the United States measured by total revenues. The company operates "Wal-Mart" retail discount department stores, "Wal-Mart Supercenters" and "Sam's" wholesale clubs in the United States and several other countries.

                  The Dow (R) Target 5 Strategy Stocks

AT&T Inc., headquartered in San Antonio, Texas, is the largest telecommunications holding company in the United States. The company is a worldwide provider of IP-based communications services to business and a leading U.S. provider of high-speed DSL Internet, local and long-distance voice services, wireless services, and directory publishing and advertising services.

Intel Corporation, headquartered in Santa Clara, California, designs, develops, makes and markets advanced microcomputer components and related products at various levels of integration. Principal components consist of silicon-based semiconductors etched with complex patterns of transistors.

Kraft Foods Inc., headquartered in Northfield, Illinois, is engaged in the manufacture and sale of retail packaged foods in the United States, Canada, Europe, Latin America and Asia Pacific.

Pfizer Inc., headquartered in New York, New York, produces and distributes anti-infectives, anti-inflammatory agents, cardiovascular agents, antifungal drugs, central nervous system agents, orthopedic implants, food science products, animal health products, toiletries, baby care products, dental rinse and other proprietary health items.

Verizon Communications Inc., headquartered in New York, New York, provides wireline voice and data services, wireless services, Internet service and published directory information. The company also provides network services for the federal government including business phone lines, data services, telecommunications equipment and pay phones. The company operates worldwide.

               The Dow (R) Target Dividend Strategy Stocks

The Allstate Corporation, headquartered in Northbrook, Illinois, through subsidiaries, writes property-liability insurance, primarily private passenger automobile and homeowners policies. The company also offers life insurance, annuity and group pension products.

Astoria Financial Corporation, headquartered in Lake Success, New York, through wholly-owned Astoria Federal Savings and Loan Association, conducts a savings and loan business through numerous offices in Brooklyn, Chenango, Nassau, Otsego, Queens, Suffolk and Westchester counties in New York.

Black Hills Corporation, headquartered in Rapid City, South Dakota, is an electric utility serving customers in South Dakota, Wyoming and Montana.

Cincinnati Financial Corporation, headquartered in Fairfield, Ohio, through its subsidiaries, offers property and casualty and life insurance. The company markets a variety of insurance products, provides leasing and financing, and provides investment management services to institutions, corporations, and individuals.

Cleco Corporation, headquartered in Pineville, Louisiana, is a holding company which, through its subsidiaries, generates, transmits and distributes electric energy and natural gas in Louisiana.

The Dow Chemical Company, headquartered in Midland, Michigan, is a leading manufacturer and supplier of chemicals, plastic materials and agricultural products, and other specialized products and services marketed worldwide.

DTE Energy Company, headquartered in Detroit, Michigan, is an exempt holding company for The Detroit Edison Company, a public utility engaged in the generation, purchase, transmission, distribution and sale of electric energy in southeastern Michigan.

Edison International, headquartered in Rosemead, California, through subsidiaries, supplies electricity in the central and southern portions of California. The company also develops, owns and operates independent power facilities; provides capital and financial services for energy and infrastructure projects; and manages and sells real estate projects.

F.N.B. Corporation, headquartered in Hermitage, Pennsylvania, is a financial services holding company. The company, through its subsidiaries in Pennsylvania, northern and central Tennessee, and eastern Ohio, provides a variety of financial services, primarily to consumers and small to medium-sized businesses.

Masco Corporation, headquartered in Taylor, Michigan, is engaged in the manufacture, installation and sale of home improvement and building products (faucets, cabinets, plumbing supplies and other products).

MeadWestvaco Corporation, headquartered in Stamford, Connecticut, is a global company engaged in packaging, coated and specialty papers, consumer and office products, and specialty chemicals businesses.

Mercury General Corporation, headquartered in Los Angeles, California, through its subsidiaries, writes private passenger automobile insurance and commercial automobile insurance.

New York Community Bancorp, Inc., headquartered in Westbury, New York, is a holding company for New York Community Bank, a state-chartered stock savings bank.

NiSource Inc., headquartered in Merrillville, Indiana, is an energy and utility-based holding company that provides natural gas, electricity and water to the public for residential, commercial and industrial uses. The company's business is comprised primarily of regulated gas utilities that operate throughout northern Indiana and New England.

Northrop Grumman Corporation, headquartered in Los Angeles, California, provides technologically advanced products, services and solutions in defense and commercial electronics, systems integration, information and non-nuclear shipbuilding and systems.

Pinnacle West Capital Corporation, headquartered in Phoenix, Arizona, owns Arizona Public Service Company, an electric utility that provides retail and wholesale electric service to substantially all of Arizona, with the major exceptions of the Tucson metropolitan area and approximately one-half of the Phoenix metropolitan area.

R. R. Donnelley & Sons Company, headquartered in Chicago, Illinois, prepares, produces and delivers integrated communications services that produce, manage and deliver its customers' content, regardless of the communications medium.

Steel Dynamics, Inc., headquartered in Fort Wayne, Indiana, owns and operates a flat-rolled steel mini-mill, producing products such as hot/cold rolled and coated steel products including high strength low alloy and medium carbon steels.

Trinity Industries, Inc., headquartered in Dallas, Texas, provides various products and services for the transportation, industrial, construction and energy sectors in the United States and Europe.

Unisource Energy Corporation, headquartered in Tucson, Arizona, is a holding company for Tucson Electric Power Company, an electric utility, and Millennium Energy Holdings, Inc., which invests in energy-related ventures.

                   European Target 20 Strategy Stocks

Aviva Plc, headquartered in London, England, is a leading insurance firm throughout Europe, offering both life and general insurance. The company's life and savings segments focus on life insurance, pensions, unit trusts and other investment products while its general insurance segment includes home, auto and fire coverage. Financial services include investment management, stock brokerage and trustee services. The company operates in more than 50 countries worldwide.

Deutsche Telekom AG, headquartered in Bonn, Germany, provides public fixed-network voice telephony, mobile communications, cable TV and radio programming in Germany. The company also provides leased lines, text and data services, corporate networks and on-line services.

E.ON AG, headquartered in Dusseldorf, Germany, is a multi-national company which generates, distributes and trades electricity to industrial, commercial and residential customers. Additionally, the company distributes gas and drinking water. The company also manufactures flexible ceramic membranes and polymers, buys and sells residential properties, and develops real estate.

Enel SpA, headquartered in Rome, Italy, generates, transmits and distributes electricity throughout Italy. The company's subsidiaries also provide fixed-line and mobile telephone services, install public lighting systems, and operate real estate, telecommunications and Internet service provider businesses.

Eni SpA, headquartered in Rome, Italy, operates in the oil and natural gas, petrochemicals, and oil field services industries. The company is currently expanding into power generation.

France Telecom S.A., headquartered in Paris, France, through its subsidiaries, offers various telecommunications services, which include fixed line telephony, wireless telephony, multimedia, Internet, data transmission, cable television and other services to consumers, businesses, and telecommunications operators worldwide.

GDF Suez, headquartered in Paris, France, is the French national gas company, offering a full range of natural gas and associated energy services throughout the world.

Iberdrola S.A., headquartered in Madrid, Spain, is the second largest electric utility in Spain and owns hydroelectric, fossil fuel and nuclear power facilities.

Koninklijke (Royal) KPN N.V., headquartered in The Hague, the
Netherlands, provides telecommunications services throughout the Netherlands. The company provides local, long distance, international, and mobile telecommunications services, voice-mail, call forwarding, ISDN Internet lines, faxing, and communications services for businesses and individuals.

Muenchener Rueckversicherungs-Gesellschaft AG, headquartered in Munich, Germany, is a financial services provider which offers reinsurance, insurance and asset management services. The company has subsidiaries in most major financial centers throughout the world.

National Grid Plc, headquartered in London, England, develops and operates electricity and gas networks located throughout the United Kingdom and the northeastern United States. In addition, the company owns liquefied natural gas storage facilities in England and provides infrastructure services to the mobile telecommunications industry.

Royal Dutch Shell Plc, headquartered in The Hague, the Netherlands, produces crude oil, natural gas, chemicals, coal and metals worldwide; and it provides integrated petroleum services in the United States.

RWE AG, headquartered in Essen, Germany, operates energy businesses and offers municipal services. The company generates electricity, mines coal, refines petroleum, produces natural gas, offers waste disposal and recycling services, supplies drinking water, manufactures printing presses, decommissions nuclear power plants, and disposes of nuclear waste.

Santander Central Hispano S.A., headquartered in Madrid, Spain, is a leader in the running of Spanish banks. It offers domestic retail banking, as well as in other European countries and in Latin America.

Snam Rete Gas SpA, headquartered in San Donato Milanese, Italy, owns and operates Italy's natural-gas distribution network. The company owns and transports gas on a network of high-pressure and medium-pressure pipes, including trunklines connected to production and import sites in Italy.

Telefonica S.A., headquartered in Madrid, Spain, provides telecommunications services mainly to countries in Europe and Latin America. The company offers fixed-line and mobile telephone, Internet, and data transmission services to residential and corporate customers. The company also holds stakes in television stations, radio stations and production companies, and publishes directories.

Total S.A., headquartered in Courbevoie, France, is an international integrated oil and gas and specialty chemical company with operations in approximately 80 countries. The company engages in all areas of the petroleum industry, from exploration and production to refining and shipping.

Vivendi S.A., headquartered in Paris, France, through its subsidiaries, conducts operations ranging from music, games and television to film and telecommunications.

Vodafone Group Plc, headquartered in Newbury, Berkshire, England, provides mobile telecommunication services, supplying its customers with digital and analog cellular telephone, paging and personal communications services. The company offers its services in many countries, including Australia, Egypt, Fiji, France, Germany, Greece, Malta, the Netherlands, New Zealand, South Africa, Sweden, Uganda and the United States.

Zurich Financial Services AG, headquartered in Zurich, Switzerland, offers a full range of insurance and investment products and services, from life insurance and investment funds for individuals to complex reinsurance and alternative risk transfer arrangements for companies. The company operates in more than 60 countries.

                    Global Target 15 Strategy Stocks

Dow Jones Industrial Average(sm) Companies
__________________________________________

AT&T Inc., headquartered in San Antonio, Texas, is the largest telecommunications holding company in the United States. The company is a worldwide provider of IP-based communications services to business and a leading U.S. provider of high-speed DSL Internet, local and long-distance voice services, wireless services, and directory publishing and advertising services.

Intel Corporation, headquartered in Santa Clara, California, designs, develops, makes and markets advanced microcomputer components and related products at various levels of integration. Principal components consist of silicon-based semiconductors etched with complex patterns of transistors.

Kraft Foods Inc., headquartered in Northfield, Illinois, is engaged in the manufacture and sale of retail packaged foods in the United States, Canada, Europe, Latin America and Asia Pacific.

Pfizer Inc., headquartered in New York, New York, produces and distributes anti-infectives, anti-inflammatory agents, cardiovascular agents, antifungal drugs, central nervous system agents, orthopedic implants, food science products, animal health products, toiletries, baby care products, dental rinse and other proprietary health items.

Verizon Communications Inc., headquartered in New York, New York, provides wireline voice and data services, wireless services, Internet service and published directory information. The company also provides network services for the federal government including business phone lines, data services, telecommunications equipment and pay phones. The company operates worldwide.

Financial Times Industrial Ordinary Share Index Companies
_________________________________________________________

BAE SYSTEMS Plc, headquartered in Farnborough, England, manufactures products for the military defense sector, in addition to the civil aircraft market. The company's military products include aircraft, sub-marines and assorted ships, electronics, sensors and assorted ammunition and weapons systems. Their civil aircraft operations include the manufacture of planes and jet wings, and various engineering services.

BT Group Plc, headquartered in London, England, provides telecommunication services, principally in the United Kingdom. The company's main services and products are fixed voice and data calls, the provision of fixed exchange lines to homes and businesses, the provision of communication services to other operators, the provision of private services to businesses, and the supply of telecommunication equipment for customers' premises.

Man Group Plc, headquartered in London, England, operates a financial services company, specializing in fund management and brokerage services. The company's brokerage division caters to exchange-traded futures and options in addition to providing agency brokerage and advisory services.

Royal & Sun Alliance Insurance Group Plc, headquartered in London, England, is the holding company for the multi-national insurance companies Sun Alliance Group Plc and Royal Insurance Holdings Plc. The companies provide major classes of general and life insurance to customers in the United Kingdom, Australia, Canada, Scandinavia, South Africa and the United States.

Vodafone Group Plc, headquartered in Newbury, Berkshire, England, provides mobile telecommunication services, supplying its customers with digital and analog cellular telephone, paging and personal communications services. The company offers its services in many countries, including Australia, Egypt, Fiji, France, Germany, Greece, Malta, the Netherlands, New Zealand, South Africa, Sweden, Uganda and the United States.

Hang Seng Index Companies
_________________________

Bank of China Ltd., headquartered in Beijing, China, provides a complete range of banking and other financial services to individual and corporate customers worldwide.

BOC Hong Kong (Holdings) Limited, headquartered in Hong Kong, China, is the parent of Bank of China (Hong Kong), which operates branches in Hong Kong as well as on mainland China.

Esprit Holdings, Ltd., headquartered in Hong Kong, China, and its subsidiaries, is principally engaged in wholesale and retail distribution, and licensing of fashion and life-style products designed under its own "Esprit" brand name.

Industrial and Commercial Bank of China Ltd., headquartered in Beijing, China, provides a full range of personal and corporate commercial banking services throughout China.

PetroChina Company Limited, headquartered in Beijing, China, explores for, develops, and produces crude oil and natural gas. The company also refines, transports, and distributes crude oil and petroleum products; transmits, markets and sells natural gas; and produces and sells chemicals.

                   MSCI EAFE Target 20 Strategy Stocks

France
______

Sanofi-Aventis, headquartered in Paris, France, is engaged in the development and manufacture of prescription pharmaceuticals in four main therapeutic categories: Cardiovascular/Thrombosis, Central Nervous System, Internal Medicine and Oncology.

Germany
_______

Bayerische Motoren Werke (BMW) AG, headquartered in Munich, Germany, manufactures and sells luxury cars and motorcycles worldwide.

E.ON AG, headquartered in Dusseldorf, Germany, is a multi-national company which generates, distributes and trades electricity to industrial, commercial and residential customers. Additionally, the company distributes gas and drinking water. The company also manufactures flexible ceramic membranes and polymers, buys and sells residential properties, and develops real estate.

Volkswagen Ag-Pfd, headquartered in Wolfsburg, Germany, and its subsidiaries engage in the manufacture and sale of automobiles worldwide. The company operates in two divisions, Automotive and Financial Services.

Hong Kong
_________

Cheung Kong (Holdings) Limited, headquartered in Hong Kong, China, conducts business primarily in real estate development. The company owns developed and undeveloped property in Hong Kong and mainland China.

Hang Lung Properties Limited, headquartered in Hong Kong, China, a subsidiary of Hang Lung Group Limited, is a property investment company. The company's principal activities are property investment and investment holding and, through its subsidiaries, property investment for rental income, car park management and property management.

Swire Pacific Limited, headquartered in Hong Kong, has operations in aviation, real estate, beverage, marine services, trading, and industrial businesses, through its subsidiaries.

Wharf Holdings Ltd, headquartered in Hong Kong, China, is a conglomerate built on real estate development, ownership, sales and property management. The company's holdings also include interests in several shipping terminals, cable TV providers and nightclubs. Other interests include ferries, trams, harbor tunnels and the Marco Polo Hotels.

Italy
_____

Eni SpA, headquartered in Rome, Italy, operates in the oil and natural gas, petrochemicals, and oil field services industries. The company is currently expanding into power generation.

Telecom Italia SpA, headquartered in Milan, Italy, through subsidiaries, offers fixed line and mobile telephone and data transmission services in Italy and abroad. The company offers local and long-distance telephone, satellite communications, Internet access and teleconferencing services.

Japan
_____

Hitachi, Ltd., headquartered in Tokyo, Japan, is engaged in the manufacture of communications and electronic equipment, consumer electronics, and heavy electrical and industrial machinery. The company's has a wide range of products from nuclear power systems to kitchen appliances and also operates subsidiaries in the metal, chemical, and wire and cable industries.

Honda Motor Co., Ltd., headquartered in Tokyo, Japan, manufactures, distributes and provides financing for the sale of its motorcycles, automobiles and power products, including portable generators, power tillers and general purpose engines.

Nippon Telegraph and Telephone Corporation (NTT), headquartered in Tokyo, Japan, provides various telecommunication services, including data communication, telephone, telegraph, leased circuits, terminal equipment sales, and related services. The company supplies both local and long distance telephone services within Japan.

Sumitomo Corporation, headquartered in Tokyo, Japan, operates a general trading company which imports and exports a wide variety of goods, including food products, textiles, metals, machinery, chemicals, and fuel. The company also operates construction, real estate, insurance, finance, leasing and shipping businesses.

The Netherlands
_______________

Royal Dutch Shell Plc, headquartered in The Hague, the Netherlands, produces crude oil, natural gas, chemicals, coal and metals worldwide; and it provides integrated petroleum services in the United States.

Norway
______

Telenor ASA, headquartered in Fornebu, Norway, is mostly an international wireless carrier with operations in Scandinavia, Eastern Europe and Asia. The company also has extensive broadband and TV distribution operations in four Nordic countries.

Spain
_____

Repsol YPF, S.A., headquartered in Madrid, Spain, explores for and produces crude oil and natural gas. Through its subsidiaries, the company also refines petroleum and transports petroleum products. Gasoline and other products are retailed through its chain of gasoline filling stations. Petroleum reserves are maintained in Spain, Asia, Latin America, the Middle East, North Africa and the United States.

United Kingdom
______________

AstraZeneca Plc, headquartered in London, England, is a holding company. Through its subsidiaries, the company researches, develops and makes ethical (prescription) pharmaceuticals and agricultural chemicals; and provides disease-specific healthcare services. Pharmaceutical products are focused on three areas: oncology, primary care and specialist/hospital care.

Centrica Plc, headquartered in Windsor, England, through various subsidiaries, provides gas and energy related products and services to residential and business customers throughout Great Britain.

Vodafone Group Plc, headquartered in Newbury, Berkshire, England, provides mobile telecommunication services, supplying its customers with digital and analog cellular telephone, paging and personal communications services. The company offers its services in many countries, including Australia, Egypt, Fiji, France, Germany, Greece, Malta, the Netherlands, New Zealand, South Africa, Sweden, Uganda and the United States.

                   Nasdaq(R) Target 15 Strategy Stocks

Altera Corporation, headquartered in San Jose, California, designs, manufactures and markets programmable logic devices and associated development tools to the telecommunications, data communications and industrial applications markets.

Apple Inc., headquartered in Cupertino, California, designs, manufactures, and markets microprocessor-based personal computers and related personal computing, audio and video, and communicating devices. The company sells its product line worldwide through its retail stores, online store, and third-party wholesalers.

Baidu, Inc. (ADR), headquartered in Beijing, China, provides Chinese language Internet search services primarily in the People's Republic of China and Japan.

Biogen Idec Inc., headquartered in Cambridge, Massachusetts, is a biopharmaceutical company engaged primarily in the research, development, manufacture and commercialization of targeted therapies for the treatment of cancer and autoimmune and inflammatory diseases.

Cognizant Technology Solutions Corporation, headquartered in Teaneck, New Jersey, provides full life cycle solutions to complex software development and maintenance problems that companies face as they transition to e-business.

DIRECTV, Inc., headquartered in El Segundo, California, provides digital television entertainment in the United States and Latin America.

Infosys Technologies Limited (ADR), headquartered in Bangalore, India, provides consulting and information technology services primarily in North America, Europe, and the Asia-Pacific region.

Intuit Inc., headquartered in Mountain View, California, develops, sells and supports personal finance, small business accounting, tax preparation and other consumer software products, and related electronic services and supplies that enable users to automate commonly performed financial tasks. The company sells its products worldwide.

Joy Global Inc., headquartered in Milwaukee, Wisconsin, manufactures and markets underground mining machinery and surface mining equipment.

Lam Research Corporation, headquartered in Fremont, California, designs, manufactures, markets and services semiconductor processing equipment used in the fabrication of integrated circuits.

Millicom International Cellular S.A., headquartered in Bertrange,
Luxembourg, develops and operates cellular telephone networks under licenses in numerous countries, mainly in emerging markets in Africa, Asia, Europe and Latin America.

priceline.com Incorporated, headquartered in Norwalk, Connecticut, is the provider of an e-commerce pricing system, known as a demand collection system, which enables consumers to use the Internet to save money on a range of products and services, while enabling sellers to generate incremental revenue.

Ross Stores, Inc., headquartered in Newark, California, operates a chain of off-price retail apparel and home accessories stores. The stores offer brand name and designer merchandise at low everyday prices.

SanDisk Corporation, headquartered in Sunnyvale, California, designs, makes and sells solid-state data, image and audio storage products using proprietary high density flash memory and controller technologies.

Virgin Media Inc., headquartered in New York, New York, through its subsidiaries, provides broadband, television, mobile telephone, and fixed line telephone services in the United Kingdom.

             NYSE(R) International Target 25 Strategy Stocks

Canada
______

EnCana Corp., headquartered in Calgary, Alberta, Canada, is a North American energy company engaged in the exploration, development, production and marketing of natural gas, crude oil and natural gas liquids.

Manulife Financial Corporation, headquartered in Toronto, Ontario, Canada, is a life insurance company and the holding company of The Manufacturers Life Insurance Company, a Canadian life insurance company.

Sun Life Financial Inc., headquartered in Toronto, Ontario, Canada, offers a range of wealth accumulation and protection products and services to individuals and corporate customers. The company's product portfolio includes individual life insurance, individual annuity and saving products, group life and health insurance, group pensions and retirement products, mutual funds, asset management services, individual health insurance, and reinsurance-life retrocession.

France
______

Veolia Environnement (ADR), headquartered in Paris, France, offers waste management services and logistics for industrial clients, sorting and recycling of materials, waste treatment through incineration, composting and storage, and final recovery of waste in the form of energy or organic materials.

Germany
_______

Deutsche Bank AG, headquartered in Frankfurt, Germany, provides a broad range of banking, investment, fund management, securities, credit card, mortgage leasing and insurance services worldwide. The company provides its services to retailers and private clients, corporations and financial institutions, as well as multi-national conglomerates. The company also offers a variety of financial consulting and advisory services.

Hong Kong
_________

China Unicom Ltd. (ADR), headquartered in Hong Kong, China, an integrated telecommunications operator, offers a range of telecommunications services in China.

Italy
_____

Eni SpA (ADR), headquartered in Rome, Italy, operates in the oil and natural gas, petrochemicals, and oil field services industries. The company is currently also expanding into power generation.

Telecom Italia SpA (ADR), headquartered in Milan, Italy, through subsidiaries, offers fixed line and mobile telephone and data transmission services in Italy and abroad. The company offers local and long-distance telephone, satellite communications, Internet access and teleconferencing services.

Japan
_____

Hitachi, Ltd. (ADR), headquartered in Tokyo, Japan, is engaged in the manufacture of communications and electronic equipment, consumer electronics, and heavy electrical and industrial machinery. The company has a wide range of products from nuclear power systems to kitchen appliances and also operates subsidiaries in the metal, chemical, and wire and cable industries.

Honda Motor Co., Ltd. (ADR), headquartered in Tokyo, Japan, manufactures, distributes and provides financing for the sale of its motorcycles, automobiles and power products, including portable generators, power tillers and general purpose engines.

Mitsubishi UFJ Financial Group, Inc. (MUFG) (ADR), headquartered in Tokyo, Japan, operates as the holding company for The Bank of Tokyo-Mitsubishi, Ltd. and The Mitsubishi Trust and Banking Corporation.

Mizuho Financial Group, Inc., headquartered in Tokyo, Japan, through its subsidiary banks, provides various financial services, including banking, securities, and trust and asset management services in Japan and internationally.

Nippon Telegraph and Telephone Corporation (ADR), headquartered in Tokyo, Japan, provides various telecommunication services, including data communication, telephone, telegraph, leased circuits, terminal equipment sales, and related services. The company supplies both local and long distance telephone services within Japan.

Nomura Holdings, Inc. (ADR), headquartered in Tokyo, Japan, is a holding company which manages financial operations for its subsidiaries.

NTT DoCoMo, Inc. (ADR), headquartered in Tokyo, Japan, provides various types of telecommunications services including cellular phone, personal handyphone system (PHS), paging, and other telephone, satellite mobile communication and wireless Private Branch Exchange (PBX) system services. The company also sells cellular phones, PNS, car phones and pagers.

Panasonic Corporation, headquartered in Osaka, Japan, manufactures electronic products, including home appliances, audio and video, computer peripherals, telecommunications, industrial equipment, and electronic parts. The company markets products under the brand names "Panasonic," "Technics," "Victor," "JVC," and "Quasar."

Sony Corporation (ADR), headquartered in Tokyo, Japan, develops, makes and markets electronic equipment and devices. Products include video and audio equipment and televisions; computers and computer peripherals; semiconductors and telecommunications equipment.

Toyota Motor Corporation (ADR), headquartered in Toyota City, Japan, manufactures, sells, leases and repairs passenger automobiles, trucks, buses, boats and airplanes in Japan and internationally. The company also manages real estate, civil engineering and insurance businesses.

South Korea
___________

Korea Electric Power Corporation (ADR), headquartered in Seoul, South Korea, builds and operates hydro-power, thermal-power, and nuclear power units in South Korea. The company also generates, transmits, and distributes electricity to South Korea and is majority owned by the Korean government.

Spain
_____

Repsol YPF, S.A. (ADR), headquartered in Madrid, Spain, explores for and produces crude oil and natural gas. Through its subsidiaries, the company also refines petroleum and transports petroleum products. Gasoline and other products are retailed through its chain of gasoline filling stations. Petroleum reserves are maintained in Spain, Asia, Latin America, the Middle East, North Africa and the United States.

Switzerland
___________

Credit Suisse Group (ADR), headquartered in Zurich, Switzerland, is one of the world's leading financial services companies, providing banking and insurance solutions for private clients, companies and institutions.

UBS AG, headquartered in Zurich, Switzerland, is a leading global financial services firm, the world's largest global asset manager, a top-tier provider of investment banking and securities distribution, and a leading provider of private banking services.

United Kingdom
______________

Barclays Plc (ADR), headquartered in London, England, is a financial services group engaged primarily in the banking and investment banking businesses. Through its subsidiary, Barclay Bank Plc, the company offers commercial and investment banking, insurance, financial and related services in more than 60 countries.

BP Plc (ADR), headquartered in London, England, produces and markets crude oil and petroleum products worldwide, is engaged in exploration and field development throughout the world, and is engaged in the manufacture and sale of various petroleum-based chemical products.

Lloyds Banking Group Plc (ADR), headquartered in London, England, through subsidiaries and associated companies, offers a wide range of banking and financial services throughout the United Kingdom and a number of other countries.

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Amgen Inc., headquartered in Thousand Oaks, California, is a global biotechnology company which develops, makes and markets human therapeutics based on advanced cellular and molecular biology, including a protein that stimulates red blood cell production and a protein that stimulates white blood cell production.

Apache Corporation, headquartered in Houston, Texas, is an independent energy company that explores for, develops, and produces natural gas, crude oil and natural gas liquids.

AutoZone, Inc., headquartered in Memphis, Tennessee, is a specialty retailer of automotive parts, chemicals and accessories, targeting the do-it-yourself customers. The company offers a variety of products, including new and remanufactured automotive hard parts, maintenance items and accessories.

Biogen Idec Inc., headquartered in Cambridge, Massachusetts, is a biopharmaceutical company engaged primarily in the research, development, manufacture and commercialization of targeted therapies for the treatment of cancer and autoimmune and inflammatory diseases.

Brown-Forman Corporation, headquartered in Louisville, Kentucky, is a diversified producer and marketer of consumer products. The company's products include wines and spirits such as "Jack Daniel's," "Canadian Mist," "Southern Comfort," "Early Times," "Fetzer," "Bolla" and "Korbel."

Chevron Corporation, headquartered in San Francisco, California, is engaged in fully integrated petroleum operations, chemicals operations, and coal mining through subsidiaries and affiliates worldwide. The company markets its petroleum products under brand names such as "Chevron," "Texaco," "Caltex," "Havoline" and "Delo." The company is also developing businesses in the areas of e-commerce and technology.

The Chubb Corporation, headquartered in Warren, New Jersey, is a holding company with subsidiaries principally engaged in the property and casualty insurance business.

Coach, Inc., headquartered in New York, New York, designs, produces and markets leather goods and accessories. Products include handbags, business cases, luggage and travel accessories. The company markets its products internationally.

Dominion Resources, Inc., headquartered in Richmond, Virginia, supplies electricity in Virginia and North Carolina; participates in independent power production projects; acquires and develops natural gas reserves; and offers diversified financial services.

The Dun & Bradstreet Corporation, headquartered in Short Hills, New Jersey, provides business information and tools in the United States and internationally.

Family Dollar Stores, Inc., headquartered in Charlotte, North Carolina, operates a chain of self-service retail discount stores in 39 states and Washington, D.C.

FMC Technologies, Inc., headquartered in Houston, Texas, engages in the design, manufacture and servicing of systems and products for the energy, food processing and air transportation industries.

International Business Machines Corporation, headquartered in Armonk,
New York, provides customer solutions through the use of advanced information technologies. The company offers a variety of solutions that include services, software, systems, products, financing and technologies.

Lorillard, Inc., headquartered in Greensboro, North Carolina, is engaged in the manufacture and marketing of cigarettes. The company sells to distributors and retailers in the United States.

Microsoft Corporation, headquartered in Redmond, Washington, develops, manufactures, licenses and supports a range of software products, including scalable operating systems, server applications, worker productivity applications and software development tools. The company also develops the MSN network of Internet products and services.

Nicor Inc., headquartered in Naperville, Illinois, is a holding company. Its principal subsidiaries are Northern Illinois Gas Company (doing business as Nicor Gas Company), a distributor of natural gas, and Tropical Shipping, a transporter of containerized freight in the Caribbean.

Northrop Grumman Corporation, headquartered in Los Angeles, California, provides technologically advanced products, services and solutions in defense and commercial electronics, systems integration, information and non-nuclear shipbuilding and systems.

Philip Morris International Inc., headquartered in New York, New York, produces, markets and distributes a variety of branded cigarette and tobacco products.

The Progressive Corporation, headquartered in Mayfield Village, Ohio, is an insurance holding company for subsidiaries which provide personal auto insurance and specialty property-casualty insurance.

The Southern Company, headquartered in Atlanta, Georgia, through wholly owned subsidiaries, supplies electricity in Alabama, Florida, Georgia and Mississippi; and owns generating units at a large electric generating station which supplies power to certain utility subsidiaries.

T. Rowe Price Group, Inc., headquartered in Baltimore, Maryland, serves as investment adviser to the T. Rowe Price family of no-load mutual funds, and other sponsored investment portfolios and institutional and individual private accounts. The company also provides certain administrative and shareholder services to the Price funds and other mutual funds.

Teradata Corporation, headquartered in Dayton, Ohio, is engaged in the development and marketing of computer software. The company's products include enterprise data warehousing, customer relationship management, master data management, finance and performance management, profitability analytics, and supply chain management software.

Varian Medical Systems, Inc., headquartered in Palo Alto, California, designs and produces integrated systems of equipment and software for treating cancer with radiation, as well as cost-effective x-ray tubes for original equipment manufacturers and replacement x-ray tubes and imaging subsystems.

W.W. Grainger, Inc., headquartered in Lake Forest, Illinois, is a distributor of maintenance, repair, and operating supplies, services and related information to the commercial, industrial, contractor and institutional markets in North America.

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American Financial Group, Inc., headquartered in Cincinnati, Ohio, is a holding company which, through subsidiaries, is engaged primarily in property and casualty insurance, focusing on specialized commercial products for businesses, and in the sale of retirement annuities, life and supplemental health insurance products.

American Greetings Corporation, headquartered in Cleveland, Ohio, and its subsidiaries design, manufacture, and sell everyday and seasonal greeting cards and other social expression products. The company's products include greeting cards, paper party goods, gift-wraping supplies, balloons, candles, and stationery. The company's products are sold worldwide.

Arrow Electronics, Inc., headquartered in Melville, New York, is a distributor of electronic components and computer products to industrial and commercial customers through a global distribution network spanning North America, Europe and the Asia/Pacific region.

Ashland Inc., headquartered in Covington, Kentucky, distributes industrial chemicals and solvents, markets Valvoline motor oil and automotive chemicals, performs contract construction work, and operates crude oil refineries.

ATMI, Inc., headquartered in Danbury, Connecticut, is a supplier of materials, equipment and related services used worldwide in the manufacture of semiconductor devices.

Avista Corporation, headquartered in Spokane, Washington, engages in the generation, transmission, and distribution of energy, as well as other energy-related businesses.

Avnet Inc., headquartered in Phoenix, Arizona, distributes electronic components, enterprise network and computer equipment, and embedded subsystems.

Barnes & Noble, Inc., headquartered in New York, New York, is a retailer that operates bookstores and video game and entertainment software stores under the "Barnes & Noble Booksellers," "Bookstop," "Bookstar," "B. Dalton Bookseller," "Doubleday Book Shops" and "Scribner's
Bookstore" trade names.

Basic Energy Services, Inc., headquartered in Midland, Texas, provides a range of well site services to oil and gas drilling and producing companies in the United States.

Benchmark Electronics, Inc., headquartered in Angleton, Texas, provides contract manufacturing and design services to original equipment manufacturers. The company specializes in the assembly of printed circuit boards with computer-automated equipment using surface mount and pin-through-hole interconnection technologies.

Black Box Corporation, headquartered in Lawrence, Pennsylvania, is a direct marketer and technical service provider of computer communications and networking equipment and services to businesses of all sizes, operating in 132 countries.

Black Hills Corporation, headquartered in Rapid City, South Dakota, is an electric utility serving customers in South Dakota, Wyoming and Montana.

Bob Evans Farms, Inc., headquartered in Columbus, Ohio, is engaged in two businesses: the ownership and operation of a chain of full-service, family restaurants located in 22 states; and the manufacture and sale of fresh and fully cooked pork products and other complementary food products in 30 states.

Bristow Group, Inc., headquartered in Houston, Texas, provides helicopter transportation services to the offshore oil and gas industry. Through its subsidiaries, affiliates, and joint ventures, the company offers transportation services in oil and gas producing regions around the world.

Century Aluminum Company, headquartered in Monterey, California, is a holding company for aluminum manufacturers Century Aluminum of West Virginia, Inc.; Berkeley Aluminum, Inc.; and Century Aluminum of
Kentucky, LLC.

Collective Brands, Inc., headquartered in Topeka, Kansas, operates as a family footwear retailer. The company offers athletic and casual footwear, dress shoes, sandals, work and fashion boots, and slippers, as well as accessories, such as handbags and hosiery.

Dycom Industries, Inc., headquartered in Palm Beach Gardens, Florida, provides specialty contracting services in the United States and Canada.

The E.W. Scripps Company, headquartered in Cincinnati, Ohio, through its subsidiaries, operates as a media company with interests in national television networks, newspaper publishing, broadcast television, television retailing, online comparison shopping, interactive media, and licensing and syndication.

Everest Re Group, Ltd., headquartered in St. Michael, Barbados, through its wholly-owned subsidiary Everest Reinsurance Company, is engaged in the underwriting of property and casualty reinsurance on a treaty and facultative basis for insurance and reinsurance companies in the United States and selected international markets.

Exterran Holdings Inc., headquartered in Houston, Texas, provides natural gas compression technology, and sales, operations, maintenance, fabrication, service, and equipment for oil and gas production, processing, and transportation applications worldwide.

Fairchild Semiconductor International, Inc., headquartered in South Portland, Maine, provides products that manage and distribute power and interface solutions for various electronic devices. The company's semiconductors are used in computers, communication products and other applications.

Fidelity National Financial, Inc., headquartered in Jacksonville, Florida, is engaged in issuing title insurance policies and performing other title-related services arising from real estate closings. The company utilizes both in-house employees and independent agents in providing its services.

Foot Locker, Inc., headquartered in New York, New York, is a global retailer of athletic footwear and apparel, operating primarily mall-based stores in North America, Europe and Australia.

G&K Services, Inc., headquartered in Minnetonka, Minnesota, leases and maintains uniforms and other textile products. The company supplies work clothes, anti-static and particle-free garments, dress clothes for supervisory personnel, floor mats, dust mops, wiping towels and linens. The company serves the pharmaceutical, electronic, transportation, healthcare and auto service industries in the United States and the Canadian provinces of Ontario and Quebec.

Group 1 Automotive, Inc., headquartered in Houston, Texas, is an operator and consolidator in the automotive retailing industry. The company owns dealerships located in Texas, Colorado, Florida, Georgia, Louisiana, New Mexico and Oklahoma.

Gulf Island Fabrication, Inc., headquartered in Houma, Louisiana, builds and refurbishes offshore drilling and production platforms and other structures used in the development and production of offshore oil and gas reserves. The company's products include jackets and deck sections of fixed production platforms, hull and deck sections of floating production platforms, piles, subsea templates and wellhead protectors.

Healthways, Inc., headquartered in Nashville, Tennessee, provides specialized, comprehensive care enhancement services to health plans and hospitals, with an emphasis on diabetes, cardiac disease and respiratory disease.

Horace Mann Educators Corporation, headquartered in Springfield,
Illinois, an insurance holding company, markets and underwrites personal lines of property and casualty and life insurance and retirement annuities.

Hornbeck Offshore Services, Inc., headquartered in Covington, Louisiana, provides marine transportation services to the offshore oil and gas industry. The company owns and operates supply vessels in the Gulf of Mexico supporting operations of drilling rigs and platforms. Ocean-going tugs and barges are also operated in the northeastern United States and Puerto Rico.

Infinity Property & Casualty Corporation, headquartered in Birmingham, Alabama, provides personal automobile insurance throughout the United States. The company focuses on providing nonstandard auto insurance to drivers who represent higher than normal risks and pay higher rates for comparable coverage.

InfoSpace, Inc., headquartered in Bellevue, Washington, a technology and services company, engages in the development and marketing of Internet and wireless solutions for a range of customers, including consumers, merchants, wireless operators, content brands, and financial institutions.

Ingram Micro Inc., headquartered in Santa Ana, California, is a wholesale distributor of information technology products and services. The company also markets computer hardware, networking equipment, and software products, and provides supply chain optimization services and demand generation services for its suppliers and reseller customers.

International Rectifier Corporation, headquartered in El Segundo, California, designs, makes and markets power semiconductors used to convert electricity at relatively high voltage and current levels in products such as automobiles, communications equipment, computers and peripherals, consumer electronics and lighting, and industrial and office equipment.

JetBlue Airways Corporation, headquartered in Forest Hills, New York, is a low-fare, low-cost passenger airline that provides service primarily on point-to-point routes.

Kaiser Aluminum Corporation, headquartered in Foothill Ranch,
California, manufactures semi-fabricated aluminum products primarily in the United States, Canada, and the United Kingdom.

Louisiana-Pacific Corporation, headquartered in Portland, Oregon, and its subsidiaries are principally engaged in the manufacture and distribution of building products used primarily in new home construction, repair and remodeling and manufactured housing.

Mohawk Industries, Inc., headquartered in Calhoun, Georgia, designs and manufactures woven and tufted broadloom carpet and rugs for principally residential applications.

NV Energy Inc., headquartered in Reno, Nevada, operates as the holding company for Nevada Power Company and Sierra Pacific Power Company which engage in the distribution, transmission, generation and sale of electric energy.

OM Group, Inc., headquartered in Cleveland, Ohio, through its operating subsidiaries, is a vertically integrated international producer and marketer of value-added metal-based specialty chemicals.

Perry Ellis International, Inc., headquartered in Miami, Florida, is an apparel company whose portfolio includes men's and women's brands. The company designs, sources, markets and licenses its products nationally and internationally at multiple price points, and across all major levels of retail distribution.

Pioneer Drilling Company, headquartered in San Antonio, Texas, provides contract land drilling services. The company provides services to independent and major oil and gas operators drilling wells in central, south and east Texas.

Plains Exploration & Production Company, headquartered in Houston, Texas, is an oil and gas company engaged in the activities of acquiring, developing, exploiting, exploring and producing oil and gas properties in the United States.

Quiksilver, Inc., headquartered in Huntington Beach, California, designs, produces and distributes casual sportswear, accessories and related products for young men, boys and young women. The company's products are sold under the labels of "Quiksilver," "Quiksilver Roxy," "Raisins," "Radio Fiji" and "Hawk Clothing." The company distributes its products in the United States, Europe and Japan.

Red Robin Gourmet Burgers Inc., headquartered in Greenwood Village, Colorado, together with its subsidiaries, is a casual dining restaurant chain focused on serving a selection of gourmet burgers in a family-friendly ambiance.

Regis Corporation, headquartered in Edina, Minnesota, operates and franchises hair and retail product salons under the names "Regis
Hairstylists," "Supercuts," "MasterCuts," "Trade Secret" and
"SmartStyle." The company operates salons worldwide.

Rent-A-Center, Inc., headquartered in Plano, Texas, operates franchised and company-owned rent-to-own stores. The company's stores offer home electronics, appliances, furniture and accessories primarily to individuals under flexible rental purchase agreements that allow the customer to obtain ownership at the conclusion of an agreed upon rental period.

Saks, Inc., headquartered in New York, New York, operates department stores throughout the United States offering a wide variety of luxury apparel, accessories, shoes, cosmetics, and decorative home furnishings.

Scholastic Corporation, headquartered in New York, New York, and its subsidiaries engage in publishing and distributing children's books worldwide. The company creates educational and entertaining materials and products for use in school and at home.

SEACOR Holdings Inc., headquartered in Houston, Texas, is a provider of offshore marine services to the oil and gas exploration and production industry. The company also provides oil spill response services to owners of tank vessels and oil storage, processing and handling facilities.

Selective Insurance Group, Inc., headquartered in Branchville, New Jersey, offers property and casualty insurance products and services through its subsidiaries.

SFN Group Inc., headquartered in Fort Lauderdale, Florida, provides staffing, recruiting, and workforce solutions in North America.

SkyWest, Inc., headquartered in St. George, Utah, through its wholly owned subsidiary, SkyWest Airlines Inc., operates regional airlines in the United States.

Smithfield Foods, Inc., headquartered in Smithfield, Virginia, operates as a producer, manufacturer, marketer, seller and distributor of a variety of fresh pork and processed meat products both domestically and in Canada, France, Japan, Mexico and Poland.

Stage Stores, Inc., headquartered in Houston, Texas, operates as a specialty department store retailer in the United States.

Standard Pacific Corp., headquartered in Irvine, California, is a geographically diversified builder of single-family homes throughout the metropolitan markets of California, Arizona and Texas.

Telephone and Data Systems, Inc., headquartered in Chicago, Illinois, is a diversified telecommunications services company with cellular telephone and telephone operations.

Trinity Industries, Inc., headquartered in Dallas, Texas, provides various products and services for the transportation, industrial, construction and energy sectors in the United States and Europe.

United Online, Inc., headquartered in Woodland Hills, California, is an Internet service provider offering consumers free and value-priced Internet access and e-mail. The company also offers products and services for retail florists and consumers.

Vishay Intertechnology, Inc., headquartered in Malvern, Pennsylvania, makes and supplies passive electronic components, including resistors, capacitors and inductors, used in a broad range of products containing electronic circuitry. The company offers most of its product types in surface mount device form and in the traditional leaded device form.

Wendy's/Arby's Group, Inc., headquartered in Atlanta, Georgia, through its subsidiaries, operates as a franchisor of the Wendy's and Arby's restaurant systems in the United States and Canada.

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A. Schulman, Inc., headquartered in Akron, Ohio, sells plastic resins and compounds for use as raw materials. They enhance purchased resins with additives.

Apogee Enterprises, Inc., headquartered in Minneapolis, Minnesota, provides technologies used in the design and development of value-added glass products and services for various industries worldwide.

AT&T Inc., headquartered in San Antonio, Texas, is the largest telecommunications holding company in the United States. The company is a worldwide provider of IP-based communications services to business and a leading U.S. provider of high-speed DSL Internet, local and long-distance voice services, wireless services, and directory publishing and advertising services.

Avista Corporation, headquartered in Spokane, Washington, engages in the generation, transmission, and distribution of energy, as well as other energy-related businesses.

BancorpSouth, Inc., headquartered in Tupelo, Mississippi, operates as a holding company for BancorpSouth Bank, which provides commercial banking and financial services to individuals, and small- and medium-sized businesses in the United States.

Barnes & Noble, Inc., headquartered in New York, New York, is a retailer that operates bookstores and video game and entertainment software stores under the "Barnes & Noble Booksellers," "Bookstop," "Bookstar," "B. Dalton Bookseller," "Doubleday Book Shops" and "Scribner's
Bookstore" trade names.

Bob Evans Farms, Inc., headquartered in Columbus, Ohio, is engaged in two businesses: the ownership and operation of a chain of full-service, family restaurants located in 22 states; and the manufacture and sale of fresh and fully cooked pork products and other complementary food products in 30 states.

Cardinal Health, Inc., headquartered in Dublin, Ohio, distributes a broad line of pharmaceuticals, surgical and hospital supplies, therapeutic plasma and other specialty pharmaceutical products, health and beauty care products and other items typically sold by hospitals, retail drug stores and other healthcare providers. The company also makes, leases and sells point-of-use pharmacy systems; provides pharmacy management services; and franchises apothecary-style pharmacies.

CenturyLink, Inc., headquartered in Monroe, Louisiana, is a regional diversified communications company engaged primarily in providing local exchange telephone services and wireless telephone communications services.

Chevron Corporation, headquartered in San Francisco, California, is engaged in fully integrated petroleum operations, chemicals operations, and coal mining through subsidiaries and affiliates worldwide. The company markets its petroleum products under brand names such as "Chevron," "Texaco," "Caltex," "Havoline" and "Delo." The company is also developing businesses in the areas of e-commerce and technology.

Cincinnati Financial Corporation, headquartered in Fairfield, Ohio, through its subsidiaries, offers property and casualty and life insurance. The company markets a variety of insurance products, provides leasing and financing, and provides investment management services to institutions, corporations, and individuals.

Commercial Metals Company, headquartered in Irving, Texas, manufactures, recycles, markets and distributes steel and metal products and related materials and services through a network of locations located throughout the United States and internationally.

ConAgra Foods, Inc., headquartered in Omaha, Nebraska, is a diversified food company that operates across the food chain, from agricultural input to the production and sale of branded consumer products.

Del Monte Foods Company, headquartered in San Francisco, California, engages in the production, distribution, and marketing of branded food and pet products for the retail market in the United States.

Diebold, Incorporated, headquartered in North Canton, Ohio, develops, manufactures, sells and services automated teller machines, electronic and physical security systems, various products to equip bank facilities, and software and integrated systems.

Edison International, headquartered in Rosemead, California, through subsidiaries, supplies electricity in the central and southern portions of California. The company also develops, owns and operates independent power facilities; provides capital and financial services for energy and infrastructure projects; and manages and sells real estate projects.

Eli Lilly and Company, headquartered in Indianapolis, Indiana, with subsidiaries, develops, makes and markets pharmaceutical and animal health products sold in countries around the world. The company also provides healthcare management services in the United States.

FirstEnergy Corp., headquartered in Akron, Ohio, is a holding company whose subsidiaries, Ohio Edison, The Illuminating Company, Pennsylvania Power and Toledo Edison, provide electric utility service to customers in Ohio and Pennsylvania.

Flushing Financial Corporation, headquartered in Lake Success, New York, operates as the holding company of Flushing Savings Bank that provides various banking and financial products and services to consumers and businesses.

Foot Locker, Inc., headquartered in New York, New York, is a global retailer of athletic footwear and apparel, operating primarily mall-based stores in North America, Europe and Australia.

GATX Corporation, headquartered in Chicago, Illinois, is a holding company whose subsidiaries engage in the leasing and management of railroad tank cars and other specialized railcars; arrange and service the financing of equipment and other capital assets; and provide logistics and supply chain services.

Harsco Corporation, headquartered in Camp Hill, Pennsylvania, is a services and engineered products company engaged in three industry segments: mill services, access services and gas and fluid control.

Intel Corporation, headquartered in Santa Clara, California, designs, develops, makes and markets advanced microcomputer components and related products at various levels of integration. Principal components consist of silicon-based semiconductors etched with complex patterns of transistors.

Intersil Corporation, headquartered in Irvine, California, is a systems oriented designer and manufacturer of analog and digital integrated circuits and discrete semiconductors for the communications market.

Johnson & Johnson, headquartered in New Brunswick, New Jersey, makes and sells pharmaceuticals, personal healthcare products, medical and surgical equipment, and contact lenses.

Marathon Oil Corporation, headquartered in Houston, Texas, explores for, produces, refines, distributes and markets crude oil, natural gas and petroleum products.

Maxim Integrated Products, Inc., headquartered in Sunnyvale, California, designs and makes linear and mixed-signal integrated circuits. The company's products include data converters, interface circuits, microprocessor-supervisors and amplifiers.

Medtronic, Inc., headquartered in Minneapolis, Minnesota, makes and sells implantable cardiac pacemakers, implantable and external defibrillators, heart valves, and other vascular, cardiac and neurological products.

Molson Coors Brewing Company, headquartered in Denver, Colorado, produces beers that are designed to appeal to a range of consumer tastes, styles and price preferences.

National Presto Industries, Inc., headquartered in Eau Claire,
Wisconsin, engages in the design, marketing and distribution of housewares/small appliances; the manufacture of defense products; and the manufacture and sale of absorbent products in the United States.

Overseas Shipholding Group, Inc., headquartered in New York, New York, an independent bulk shipping company, engages in the ocean transportation of crude oil and petroleum products.

Pepco Holdings, Inc., headquartered in Washington, D.C., is a public utility company managing several utility operations. The largest component of the company's business is power delivery, which is conducted through its subsidiaries, Pepco, Delmarva Power & Light Company and Atlantic City Electric Company.

Raytheon Company, headquartered in Lexington, Massachusetts, is in the business of defense electronics, including missiles; radar; sensors and electro-optics; intelligence, surveillance and reconnaissance; command, control, communication and information systems; naval systems; air traffic control systems; aircraft integration systems; and technical services.

Safety Insurance Group, Inc., headquartered in Boston, Massachusetts, is a provider of private passenger automobile insurance in Massachusetts. The company also offers a portfolio of other insurance products, including commercial automobile, homeowners, dwelling fire, umbrella and business owner policies.

Sealed Air Corporation, headquartered in Saddle Brook, New Jersey, is a global manufacturer of a wide range of protective and specialty packaging materials and systems, including polyurethane packaging systems and foams, air cellular cushioning materials, food packaging materials and others.

Sensient Technologies Corporation, headquartered in Milwaukee,
Wisconsin, supplies colors, flavors, and fragrances. The company manufactures a variety of cosmetic and pharmaceutical additives, ink-jet inks, and food and beverage flavors.

TELUS Corporation, headquartered in Vancouver, British Columbia, Canada, is a telecommunication company offering local, long distance, wireless, data, Internet and e-business products and services.

Tidewater Inc., headquartered in New Orleans, Louisiana, provides offshore supply vessels and marine support services to the offshore energy exploration, development and production industry. The company tows and anchor-handles mobile drilling rigs and equipment, transports supplies and personnel, and supports pipelaying and other offshore construction activities.

Universal Corporation, headquartered in Richmond, Virginia, is an independent leaf tobacco merchant with additional operations in agri-products and the distribution of lumber and building products. The company markets its products globally.

Verizon Communications Inc., headquartered in New York, New York, provides wireline voice and data services, wireless services, Internet service and published directory information. The company also provides network services for the federal government including business phone lines, data services, telecommunications equipment and pay phones. The company operates worldwide.

             Target Global Dividend Leaders Strategy Stocks

Domestic
Consumer Discretionary
______________________

Cinemark Holdings, Inc., headquartered in Plano, Texas, and subsidiaries engage in the motion picture exhibition business. The company operates theatres and screens in the United States, Canada and Latin America.

Leggett & Platt, Incorporated, headquartered in Carthage, Missouri, is a manufacturer of a wide range of engineered products which include residential and commercial furnishings, aluminum products, industrial materials and specialized products.

Consumer Staples
________________

Altria Group, Inc., headquartered in Richmond, Virginia, is the parent company of Philip Morris USA and Philip Morris Capital Corporation. The company manufactures, markets and distributes a variety of branded cigarettes and tobacco products. The company also has an interest in a beer brewery company.

Philip Morris International Inc., headquartered in New York, New York, produces, markets and distributes a variety of branded cigarette and tobacco products.

Reynolds American Inc., headquartered in Winston-Salem, North Carolina, is a holding company for Reynolds Tobacco, the second largest cigarette manufacturer in the United States, whose major brands include "Doral," "Winston," "Camel," "Salem" and "Vantage."

Vector Group Ltd., headquartered in Miami, Florida, through its subsidiaries, engages in the manufacture and sale of cigarettes in the United States.

Energy
______

Diamond Offshore Drilling, Inc., headquartered in Houston, Texas, together with its subsidiaries, operates as an offshore oil and gas drilling contractor worldwide.

Health Care
___________

Bristol-Myers Squibb Company, headquartered in New York, New York, through divisions and subsidiaries, produces and distributes pharmaceutical and non-prescription health products, toiletries and beauty aids, and medical devices.

Eli Lilly and Company, headquartered in Indianapolis, Indiana, with subsidiaries, develops, makes and markets pharmaceutical and animal health products sold in countries around the world. The company also provides healthcare management services in the United States.

Merck & Co., Inc., headquartered in Whitehouse Station, New Jersey, is a leading pharmaceutical concern that discovers, develops, makes and markets a broad range of human and animal health products and services. The company also administers managed prescription drug programs.

Industrials
___________

Werner Enterprises, Inc., headquartered in Omaha, Nebraska, is a transportation company engaged in hauling truckload shipments of general commodities in both interstate and intrastate commerce.

Information Technology
______________________

Microchip Technology Incorporated, headquartered in Chandler, Arizona, develops, makes and markets field programmable 8-bit microcontrollers, application-specific standard products and related specialty memory products for high-volume embedded control applications in the consumer, automotive, office automation, communications and industrial markets.

Telecommunication Services
__________________________

AT&T Inc., headquartered in San Antonio, Texas, is the largest telecommunications holding company in the United States. The company is a worldwide provider of IP-based communications services to business and a leading U.S. provider of high-speed DSL Internet, local and long-distance voice services, wireless services, and directory publishing and advertising services.

CenturyLink, Inc., headquartered in Monroe, Louisiana, is a regional diversified communications company engaged primarily in providing local exchange telephone services and wireless telephone communications services.

Frontier Communications Corp., headquartered in Stamford, Connecticut, is a telecommunications-focused company providing wireline communications services to rural areas and small and medium-sized towns and cities.

Windstream Corporation, headquartered in Little Rock, Arkansas, provides local and long-distance telephone services to residential and business customers in New Mexico, Oklahoma, and Texas. The company also offers broadband and dial-up Internet access in selected markets in Oklahoma.

Utilities
_________

CMS Energy Corporation, headquartered in Jackson, Michigan, an energy holding company operating through subsidiaries in the United States and in selected markets around the world.

Dominion Resources, Inc., headquartered in Richmond, Virginia, supplies electricity in Virginia and North Carolina; participates in independent power production projects; acquires and develops natural gas reserves; and offers diversified financial services.

Nicor Inc., headquartered in Naperville, Illinois, is a holding company. Its principal subsidiaries are Northern Illinois Gas Company (doing business as Nicor Gas Company), a distributor of natural gas, and Tropical Shipping, a transporter of containerized freight in the Caribbean.

Unisource Energy Corporation, headquartered in Tucson, Arizona, is a holding company for Tucson Electric Power Company, an electric utility, and Millennium Energy Holdings, Inc., which invests in energy-related ventures.

                              International

Consumer Discretionary
______________________

Garmin Ltd., headquartered in George Town, Grand Cayman, Cayman Islands, is a provider of navigation, communications, and information devices, most of which are enabled by Global Positioning System (GPS) technology.

Consumer Staples
________________

British American Tobacco Plc (ADR), headquartered in London, England, is the holding company for an international tobacco group. The group has an active business presence in approximately 180 countries around the world. Brand names include "State Express 555," "Lucky Strike," "Kent" and "Benson & Hedges."

Energy
______

Pengrowth Energy Trust, headquartered in Calgary, Alberta, Canada, through its subsidiary, Pengrowth Corporation, engages in the acquisition, ownership and operation of working interests and royalty interests in oil and natural gas properties in Canada.

Seadrill Limited, headquartered in Hamilton, Bermuda, is an offshore deepwater drilling company operating in 15 countries on five continents.

Ship Finance International Ltd., headquartered in Hamilton, Bermuda, engages primarily in the ownership and operation of oil tankers. The company is also involved in the charter, purchase, and sale of vessels.

Total S.A. (ADR), headquartered in Courbevoie, France, is an international integrated oil and gas and specialty chemical company with operations in approximately 80 countries. The company engages in all areas of the petroleum industry, from exploration and production to refining and shipping.

Financials
__________

BBVA Banco Frances SA (ADR), headquartered in Buenos Aires, Argentina, together with its subsidiaries, provides financial services to large corporations, medium and small companies, and individuals in the Republic of Argentina.

Health Care
___________

AstraZeneca Plc (ADR), headquartered in London, England, is a holding company. Through its subsidiaries, the company researches, develops and makes ethical (prescription) pharmaceuticals and agricultural chemicals; and provides disease-specific healthcare services. Pharmaceutical products are focused on three areas: oncology, primary care and specialist/hospital care.

GlaxoSmithKline Plc (ADR), headquartered in Greenford, Middlesex, England, conducts research into and develops, makes and markets ethical (prescription) pharmaceuticals around the world. Products include gastrointestinal, respiratory, anti-emesis, anti-migraine, systemic antibiotics, cardiovascular, dermatological, foods and animal health.

Sanofi-Aventis (ADR), headquartered in Paris, France, is engaged in the development and manufacture of prescription pharmaceuticals in four main therapeutic categories: Cardiovascular/Thrombosis, Central Nervous System, Internal Medicine and Oncology.

Information Technology
______________________

Siliconware Precision Industries Company (ADR), headquartered in
Taichung Hsien, Taiwan, provides semiconductor packaging and testing services.

Taiwan Semiconductor Manufacturing Company Ltd. (ADR), headquartered in Hsinchu, Taiwan, manufactures integrated circuits based on its proprietary designs. The company offers a comprehensive set of integrated circuit fabrication processes to manufacture CMOS logic, mixed-mode, volatile and non-volatile memory and BiCMOS chips. The company is an affiliate of Philips Electronic N.V.

Telecommunication Services
__________________________

Portugal Telecom SGPS SA (ADR), headquartered in Lisbon, Portugal, provides telecommunications services in Portugal, Brazil and Africa.

Telecom Argentina S.A. (ADR), headquartered in Buenos Aires, Argentina, through its subsidiaries, provides fixed-line public telecommunications services, international long-distance service, data transmission, Internet services and directory publishing services in Argentina.

Telefonica, S.A. (ADR), headquartered in Madrid, Spain, is the exclusive supplier of voice telephone services in Spain under a contract with the Spanish state. The company also provides telecommunications services in Argentina, Brazil, El Salvador, Peru, Portugal, Puerto Rico, the United States and Venezuela.

Telesp-Telecomunicacoes de Sao Paulo S.A. (ADR), headquartered in Sao Paulo, Brazil, provides fixed-line telecommunications services in the state of Sao Paulo under a concession agreement granted by the federal government of Brazil.

Utilities
_________

Companhia Energetica de Minas Gerais-CEMIG (ADR), headquartered in Belo Horizonte, Brazil, an integrated energy company, engages in the generation, transmission, and distribution of electricity in Minas Gerais, Brazil.

CPFL Energia S.A. (ADR), headquartered in Sao Paulo, Brazil, distributes, generates and commercializes electricity in Brazil through its subsidiaries. The company also provides electricity-related services to its affiliates as well as unaffiliated parties.

National Grid Plc, headquartered in London, England, develops and operates electricity and gas networks located throughout the United Kingdom and the northeastern United States. In addition, the company owns liquefied natural gas storage facilities in England and provides infrastructure services to the mobile telecommunications industry.

Veolia Environnement (ADR), headquartered in Paris, France, offers waste management services and logistics for industrial clients, sorting and recycling of materials, waste treatment through incineration, composting and storage, and final recovery of waste in the form of energy or organic materials.

                                  REITs

Annaly Capital Management Inc., headquartered in New York, New York, is a self-managed real estate investment trust that owns and manages a portfolio of mortgage-backed securities, including mortgage pass-through certificates, collateralized mortgage obligations (CMOs) and other securities representing interests in or obligations backed by pools of mortgage loans.

Chimera Investment Corporation, headquartered in New York, New York, is a real estate investment trust that invests in residential mortgage backed securities (RMBS), residential mortgage loans, real estate-related securities, asset backed securities (ABS), and various other asset classes in the United States.

Government Properties Income Trust, headquartered in Newton,
Massachusetts, operates as a real estate investment trust that primarily owns and leases office buildings leased mainly to government tenants.

Hatteras Financial Corp., headquartered in Winston-Salem, North
Carolina, operates as an externally-managed mortgage real estate investment trust. It invests in adjustable-rate and hybrid adjustable-rate single-family residential mortgage pass-through securities guaranteed or issued by the United States Government agency, or by the United States Government-sponsored entity.

Health Care REIT, Inc., headquartered in Toledo, Ohio, is a self-managed real estate investment trust that invests in healthcare facilities, primarily nursing homes and assisted living facilities.

Highwood Properties, Inc., headquartered in Raleigh, North Carolina, is a real estate investment trust which acquires, develops, manages and leases suburban office and industrial properties through its operating partnership and subsidiaries. The company operates in the southeastern and midwestern regions of the United States.

Hospitality Properties Trust, headquartered in Newton, Massachusetts, is a self-managed real estate investment trust formed to buy, own and lease hotels to unaffiliated hotel operators.

The Macerich Company, headquartered in Santa Monica, California, is a self-managed real estate investment trust involved in the acquisition, ownership, redevelopment, management and leasing of regional and community shopping centers nationwide.

MFA Mortgage Investments, Inc., headquartered in New York, New York, is a self-managed real estate investment trust which is primarily engaged in the business of investing in high-grade adjustable-rate mortgage-backed securities.

National Health Investors, Inc., headquartered in Murfreesboro,
Tennessee, is a real estate investment trust that invests in income-producing healthcare properties primarily in the long-term care industry.

National Retail Properties Inc., headquartered in Orlando, Florida, is a real estate investment trust that owns and manages commercial properties throughout the United States. The company leases properties to major retail tenants under long-term commercial net leases.

Nationwide Health Properties, Inc., headquartered in Newport Beach, California, is a real estate investment trust that invests in healthcare-related properties and provides financing to healthcare providers. The company also invests in long-term care, assisted-living and rehabilitation facilities.

OMEGA Healthcare Investors, Inc., headquartered in Timonium, Maryland, operates as a real estate investment trust that invests in income-producing healthcare facilities, principally long-term care facilities.

Plum Creek Timber Company, Inc., headquartered in Seattle, Washington, is a self-managed real estate investment trust that owns timberland and wood products conversion plants in the northwestern, northeastern and southern regions of the United States. The company also harvests and exports timber as well as producing lumber, plywood and fiberboard.

Potlatch Corporation, headquartered in Spokane, Washington, is a real estate investment trust that operates as a vertically integrated and diversified forest products company. The company owns and manages timberlands and operates manufacturing facilities, all within the continental United States.

Realty Income Corporation, headquartered in Escondido, California, is a self-managed real estate investment trust engaged in acquisition;
leasing; legal, retail, and real estate research; portfolio management; and capital markets.

Redwood Trust, Inc., headquartered in Mill Valley, California, is a self-managed real estate investment trust specializing in owning, financing and credit-enhancing high-quality jumbo residential mortgage loans nationwide.

Senior Housing Properties Trust, headquartered in Newton, Massachusetts, is a real estate investment trust that invests in senior housing real estate, including apartment buildings for aged residents, independent living properties, assisted living facilities and nursing homes.

Sovran Self Storage, Inc., headquartered in Buffalo, New York, is a self-managed real estate investment trust that owns and operates self-storage facilities in 21 states.

Ventas, Inc., headquartered in Louisville, Kentucky, is a self-managed real estate investment trust that owns skilled nursing facilities, hospitals and personal care facilities in 36 states across every region of the United States.

                      Target Growth Strategy Stocks

Altera Corporation, headquartered in San Jose, California, designs, manufactures and markets programmable logic devices and associated development tools to the telecommunications, data communications and industrial applications markets.

Apple Inc., headquartered in Cupertino, California, designs, manufactures, and markets microprocessor-based personal computers and related personal computing, audio and video, and communicating devices. The company sells its product line worldwide through its retail stores, online store, and third-party wholesalers.

Biogen Idec Inc., headquartered in Cambridge, Massachusetts, is a biopharmaceutical company engaged primarily in the research, development, manufacture and commercialization of targeted therapies for the treatment of cancer and autoimmune and inflammatory diseases.

CB Richard Ellis Group, Inc., headquartered in Los Angeles, California, offers commercial real estate services worldwide. The company provides various advisory services, such as strategic advice and execution to owners, investors, and occupiers of real estate; origination and servicing of commercial mortgage loans; and valuation services that include market value appraisals, litigation support, discounted cash flow analyses, and feasibility and fairness opinions.

CIT Group, Inc., headquartered in New York, New York, operates as the holding company for CIT bank that provides commercial financing, leasing products, and other services to small and middle market businesses.

The Clorox Company, headquartered in Oakland, California, manufactures and sells household products, including the brand names "Armor All," "Black Flag," "Brita," "Clorox," "Combat," "Fresh Step," "Glad," "Hidden Valley," "Jonny Cat," "Kingsford," "Liquid-Plumr," "Pine-Sol," "S.O.S.," "STP," "Scoop Away" and "Tilex."

Continental Resources, Inc., headquartered in Enid, Oklahoma, operates as a crude-oil concentrated, independent oil and natural gas exploration and production company.

Dollar Tree, Inc., headquartered in Chesapeake, Virginia, operates discount variety stores throughout the United States which offer merchandise at the $1 price point, including housewares, toys, seasonal goods, gifts, food, stationery, health and beauty aids, books, party goods, hardware and other consumer items.

E.I. du Pont de Nemours and Company, headquartered in Wilmington, Delaware, is a global science and technology company with operations in high-performance materials, specialty chemicals, pharmaceuticals and biotechnology.

Ecolab Inc., headquartered in St. Paul, Minnesota, is engaged in the development and marketing of products and services for the hospitality, institutional and industrial markets. Services include pest elimination, cleaning, sanitizing and maintenance.

Edwards Lifesciences Corporation, headquartered in Irvine, California, provides a comprehensive line of products and services designed to treat late-stage cardiovascular disease. The company designs, develops and manufactures heart valve repair products, monitoring devices, oxygenators and pharmaceuticals.

Eli Lilly and Company, headquartered in Indianapolis, Indiana, with subsidiaries, develops, makes and markets pharmaceutical and animal health products sold in countries around the world. The company also provides healthcare management services in the United States.

Expedia, Inc., headquartered in Bellevue, Washington, is a provider of online travel services for leisure and small business travelers, offering one-stop travel shopping and reservation services with real-time access to schedules, pricing and availability.

Freeport-McMoRan Copper & Gold, Inc. (Class B), headquartered in
Phoenix, Arizona, is a copper and gold mining and production company.

Hasbro, Inc., headquartered in Pawtucket, Rhode Island, designs, manufactures and markets a diverse line of toy products and related items including games, preschool toys, dolls, plush products and infant products.

The Hershey Company, headquartered in Hershey, Pennsylvania, manufactures, distributes and sells consumer food products. The company produces and distributes a line of chocolate and non-chocolate, confectionery and grocery products in the United States and internationally.

Linear Technology Corporation, headquartered in Milpitas, California, designs, makes and markets a broad line of standard high performance linear integrated circuits using silicon gate complementary metal-oxide semiconductor ("CMOS"), BiCMOS and bipolar and complementary bipolar wafer process technologies.

The Lubrizol Corporation, headquartered in Wickliffe, Ohio, is a global fluid technology company that develops, produces and sells high-performance chemicals, systems and services for industry and transportation.

NetApp Inc., headquartered in Sunnyvale, California, designs, makes, markets and supports high performance network data storage devices which provide fast, simple, reliable and cost-effective file service for data-intensive network environments.

Netflix Inc., headquartered in Los Gatos, California, is an online movie rental subscription service provider in the United States. The company provides its subscribers access to a library of movie, television and other filmed entertainment titles.

Newfield Exploration Company, headquartered in Houston, Texas, explores for, develops and acquires oil and natural gas properties located principally in the Gulf of Mexico.

Newmont Mining Corporation, headquartered in Denver, Colorado, is a holding company and is principally engaged in gold mining with operations in North America, Australia, Indonesia, New Zealand, South America, Turkey and Uzbekistan.

Philip Morris International Inc., headquartered in New York, New York, produces, markets and distributes a variety of branded cigarette and tobacco products.

priceline.com Incorporated, headquartered in Norwalk, Connecticut, is the provider of an e-commerce pricing system, known as a demand collection system, which enables consumers to use the Internet to save money on a range of products and services, while enabling sellers to generate incremental revenue.

The Progressive Corporation, headquartered in Mayfield Village, Ohio, is an insurance holding company for subsidiaries which provide personal auto insurance and specialty property-casualty insurance.

Rogers Communications, Inc. (Class B), headquartered in Toronto,
Ontario, Canada, through its subsidiaries, provides communications, entertainment and information services in Canada.

Silver Wheaton Corporation, headquartered in Vancouver, British
Columbia, Canada, is a silver mining company. The company owns Luismin silver mine in Mexico and Zinkgruvan in Sweden. The products are sold worldwide.

Teradata Corporation, headquartered in Dayton, Ohio, is engaged in the development and marketing of computer software. The company's products include enterprise data warehousing, customer relationship management, master data management, finance and performance management, profitability analytics, and supply chain management software.

Texas Instruments Incorporated, headquartered in Dallas, Texas, provides semiconductor products and designs and supplies digital signal processing and analog technologies. The company has worldwide manufacturing and sales operations.

Tim Hortons, Inc., headquartered in Oakville, Ontario, Canada, is engaged in franchising fast food restaurants which serve coffee drinks, tea, soups, sandwiches and bakery products. The company operates restaurants in Canada and the United States.

                    Target Small-Cap Strategy Stocks

99 Cents Only Stores, headquartered in City of Commerce, California, are deep-discount retailers of name-brand, consumable general merchandise both on the retail and wholesale levels.

American Equity Investment Life Holding Company, headquartered in West Des Moines, Iowa, engages in the development, marketing, issuance and administration of annuities and life insurance in the United States.

Ariad Pharmaceuticals Inc., headquartered in Cambridge, Massachusetts, a biopharmaceutical company, focuses on the discovery, development and commercialization of small-molecule drugs for the treatment of cancer in the United States, Europe and Japan.

Bank of the Ozarks, Inc., headquartered in Little Rock, Arkansas, is a bank holding company that conducts operations through offices in communities throughout Arkansas.

Biglari Holdings Inc., headquartered in San Antonio, Texas, through its subsidiaries, engages in the ownership, development, operation and franchising of restaurants in the United States, under the brand names "Steak n Shake," "Western Sizzlin," "Western Sizzlin Wood Grill," "Great American Steak & Buffet" and "Quincy Steakhouses."

Cabela's Incorporated, headquartered in Sidney, Nebraska, operates as a direct marketer and a retailer of hunting, fishing, camping, and related outdoor merchandise.

Clearwater Paper Corporation, headquartered in Spokane, Washington, manufactures and sells pulp-based products in the United States.

Cracker Barrel Old Country Store Inc., headquartered in Lebanon,
Tennessee, is a holding company that, through subsidiaries, is engaged in the operation and development of the "Cracker Barrel Old Country Store," "Logan's Roadhouse," "Carmine Giardini's Gourmet Market" and "La Trattoria Ristorante" restaurant and retail concepts.

Cyberonics, Inc., headquartered in Houston, Texas, designs, develops and markets medical devices. The company's devices are used for the treatment of epilepsy and other debilitating neurological and psychiatric disorders, as well as other diseases. The company's NCP System is approved for sale in the United States, Europe, Canada and other markets.

Diamond Foods, Inc., headquartered in Stockton, California, a branded food company, engages in the processing, marketing and distribution of culinary, in-shell, ingredient nuts and snack products.

DTS Inc., headquartered in Agoura Hills, California, is a provider of digital multi-channel audio technology, products and services for entertainment markets worldwide.

Ebix Inc., headquartered in Atlanta, Georgia, together with its subsidiaries, provides software and e-commerce solutions to the insurance industry primarily in North America, Australia, New Zealand, India and Singapore.

EZCORP, Inc., headquartered in Austin, Texas, is primarily engaged in operating pawnshops and payday loan stores, which function as convenient sources of short-term cash and as value-oriented specialty retailers of primarily previously owned merchandise.

First Cash Financial Services, Inc., headquartered in Arlington, Texas, is engaged in the operation of pawn stores that lend money on the collateral of pledged personal property and retail previously owned merchandise acquired through pawn forfeitures.

First Financial Bancorp., headquartered in Hamilton, Ohio, engages in commercial banking and other financial service activities through its wholly-owned subsidiaries: First Financial Bank, N.A.; Community First Bank & Trust; The Clyde Savings Bank Company; Indiana Lawrence Bank; Citizens First State Bank; Heritage Community Bank; Sand Ridge Bank; and Fidelity Federal Savings Bank.

GeoEye Inc., headquartered in Dulles, Virginia, is a provider of earth imagery products and services on a global basis. The company's high-resolution satellite offers both color and black and white digital imagery worldwide.

Green Plains Renewable Energy Inc., headquartered in Omaha, Nebraska, engages in the production, distribution and marketing of ethanol and related by-products in the United States.

hhgregg, Inc., headquartered in Indianapolis, Indiana, is a retailer of video products, brand name appliances, audio products and accessories.

Hibbett Sports Inc., headquartered in Birmingham, Alabama, operates a chain of full-line athletic sporting goods stores in small to mid-sized markets predominantly in the southeast, mid-Atlantic and midwest. The stores sell athletic footwear, apparel and equipment. The company operates under the names "Hibbett Sports" and "Sports & Co."

II-VI Incorporated, headquartered in Saxonburg, Pennsylvania, designs, makes and markets optical and electro-optical components, devices and materials for infrared, near-infrared, visible-light, x-ray and gamma-ray instrumentation. The company's infrared products are used mainly in high-power CO2 lasers, used for industrial processing.

Innophos Holdings, Inc., headquartered in Cranbury, New Jersey, produces phosphate salts, acids, and related products through a subsidiary. The company's products are used in foods, beverages, pharmaceuticals, oral care products, detergents, and water and metal treatment applications. The company also produces fertilizers.

Jo-Ann Stores, Inc., headquartered in Hudson, Ohio, operates as a specialty retailer of crafts in the United States.

Jos. A. Bank Clothiers, Inc., headquartered in Hampstead, Maryland, is a retailer and direct marketer (through catalog and Internet) of men's tailored and casual clothing and accessories.

K12, Inc., headquartered in Herndon, Virginia, is a technology-based education company that provides proprietary curriculum and educational services for online delivery to students in kindergarten through 12th grade primarily in the United States.

KapStone Paper and Packaging Corporation, headquartered in Northbrook, Illinois, engages in the production and sale of unbleached kraft, linerboard, saturating kraft and unbleached folding carton boards in the United States and internationally.

Monro Muffler Brake, Inc., headquartered in Rochester, New York, provides automotive undercar repair services primarily in the eastern region of the United States. The company's stores offer a full range of services for brake systems, steering and suspension systems, exhaust systems, and vehicle maintenance services.

NETGEAR, Inc., headquartered in Santa Clara, California, engages in the design, development, and marketing of networking products for small business and residential users worldwide.

NetScout Systems, Inc., headquartered in Westford, Massachusetts, designs, develops, manufactures, markets, sells and supports application and network performance management solutions worldwide.

P.F. Chang's China Bistro, Inc., headquartered in Phoenix, Arizona, owns and operates full service Chinese res-taurants under the P.F. Chang's name featuring traditional cuisine from various culinary regions of China.

PAREXEL International Corporation, headquartered in Waltham,
Massachusetts, provides contract research, medical marketing, consulting and technology products and services to pharmaceutical, biotechnology and medical device industries.

Portfolio Recovery Associates, Inc., headquartered in Norfolk, Virginia, purchases, collects and manages portfolios of defaulted consumer receivables.

Rightnow Technologies, Inc., headquartered in Bozeman, Montana, provides customer relationship management (CRM) software and services in the United States, Europe and the Asia Pacific Rim.

Shutterfly, Inc., headquartered in Redwood City, California, provides an Internet-based social expression and personal publishing service that enables consumers to share, print and preserve their memories through the medium of photos.

Sourcefire, Inc., headquartered in Columbia, Maryland, provides intelligent Cybersecurity solutions for information technology; environments of commercial enterprises, such as healthcare, financial services, manufacturing, energy, education, retail and telecommunications; and federal, state, and international government organizations worldwide.

Steven Madden, Ltd., headquartered in Long Island City, New York, together with its subsidiaries, designs, sources, markets and sells fashion-forward footwear brands for women, men and children.

Susquehanna Bancshares, Inc., headquartered in Lititz, Pennsylvania, is a financial holding company that provides a wide range of retail and commercial banking and financial services through its subsidiaries in the mid-Atlantic region.

TAL International Group, Inc., headquartered in Purchase, New York, is engaged in the intermodal container industry. The company acquires, leases and sells intermodal containers used to transport freight by truck, ship and rail.

Texas Roadhouse, Inc., headquartered in Louisville, Kentucky, is a moderately priced, full service restaurant chain.

ViroPharma Incorporated, headquartered in Exton, Pennsylvania, is a pharmaceutical company committed to the commercialization, development and discovery of new antiviral medicines. The company is focusing on a number of ribonucleic acid virus diseases, including viral meningitis, viral respiratory infection, the common cold, respiratory syncytial viruspneumonia, and hepatitis C.

Zoll Medical Corporation, headquartered in Burlington, Massachusetts, designs, makes and markets an inte-grated line of proprietary, noninvasive cardiac resuscitation devices; disposable electrodes used for the emergency treatment of cardiac arrest victims; and EMS data management systems.

           Value Line(R) Diversified Target 40 Strategy Stocks

Advance Auto Parts, Inc., headquartered in Roanoke, Virginia, is a specialty retailer of automotive parts, accessories and maintenance items to do-it-yourself customers in the United States, Puerto Rico and the Virgin Islands.

AmerisourceBergen Corporation, headquartered in Chesterbrook,
Pennsylvania, is a wholesale distributor of pharmaceuticals and related healthcare services to a variety of healthcare providers.

Ashland Inc., headquartered in Covington, Kentucky, distributes industrial chemicals and solvents, markets Valvoline motor oil and automotive chemicals, performs contract construction work, and operates crude oil refineries.

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Ball Corporation, headquartered in Broomfield, Colorado, is a manufacturer of metal and plastic packaging, primarily for beverages and foods, and a supplier of aerospace and other technologies and services to commercial customers.

Big Lots, Inc., headquartered in Columbus, Ohio, engages in the retail of closeout merchandise in the United States.

Biogen Idec Inc., headquartered in Cambridge, Massachusetts, is a biopharmaceutical company engaged primarily in the research, development, manufacture and commercialization of targeted therapies for the treatment of cancer and autoimmune and inflammatory diseases.

Campbell Soup Company, headquartered in Camden, New Jersey, operates with its consolidated subsidiaries as a manufacturer and marketer of soups and a manufacturer of juice beverages, sauces, biscuits and confectionery products.

CIGNA Corporation, headquartered in Philadelphia, Pennsylvania, operates as one of the largest investor-owned, insurance-based financial services organizations in the country. The company focuses its efforts on employee benefits, property-casualty insurance, managed care products and services, retirement products and services and individual financial services worldwide.

Corn Products International, Inc., headquartered in Bedford Park,
Illinois, produces a large variety of food ingredients and industrial products derived from the wet milling of corn and other starch-based materials (such as tapioca and yucca).

Crown Holdings, Inc., headquartered in Philadelphia, Pennsylvania, is engaged in the design, manufacture, and marketing of packaging products for consumer goods. The company's product line includes steel and aluminum cans for food, beverage, and other consumer products. The company operates production facilities worldwide.

Darden Restaurants, Inc., headquartered in Orlando, Florida, is a full service restaurant organization operating restaurants under the names "Red Lobster," "The Olive Garden," "Bahama Breeze" and "Smokey Bones BBQ Sports Bar."

DIRECTV, Inc., headquartered in El Segundo, California, provides digital television entertainment in the United States and Latin America.

DST Systems, Inc., headquartered in Kansas City, Missouri, provides information processing and computer software services and products, primarily to mutual funds, insurance providers, banks and other financial service organizations.

E.I. du Pont de Nemours and Company, headquartered in Wilmington, Delaware, is a global science and technology company with operations in high-performance materials, specialty chemicals, pharmaceuticals and biotechnology.

Endo Pharmaceuticals Holdings Inc., headquartered in Chadds Ford,
Pennsylvania, is engaged in the research, development, sale and marketing of branded and generic prescription pharmaceuticals used primarily to treat and manage pain.

Energizer Holdings, Inc., headquartered in St. Louis, Missouri, is engaged in the manufacture and marketing of a line of primary (non-rechargeable) alkaline and carbon zinc batteries under the "Eveready" and "Energizer" brand names, as well as miniature flashlights and other lighting products.

Family Dollar Stores, Inc., headquartered in Charlotte, North Carolina, operates a chain of self-service retail discount stores in 39 states and Washington, D.C.

Flowers Foods, Inc., headquartered in Thomasville, Georgia, is one of the largest producers and marketers of a full line of frozen and non-frozen bakery and dessert products in the United States.

Greif Inc., headquartered in Delaware, Ohio, engages in the manufacture and sale of industrial packaging products, container board and corrugated products worldwide.

Harris Corporation, headquartered in Melbourne, Florida, through its subsidiaries, provides communications products, systems, and services to government and commercial customers. The company operates in four segments: Government Communications Systems; RF Communications;
Microwave Communications; and Broadcast Communications.

Humana Inc., headquartered in Louisville, Kentucky, is a health benefits company that offers coordinated health insurance coverage and related services through a variety of traditional and Internet-based plans for employer groups and government-sponsored programs.

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International Business Machines Corporation, headquartered in Armonk,
New York, provides customer solutions through the use of advanced information technologies. The company offers a variety of solutions that include services, software, systems, products, financing and technologies.

KBR, Inc., headquartered in Houston, Texas, operates as an engineering, construction, and services company supporting energy, petrochemicals, government services, and civil infrastructure industries worldwide.

Laboratory Corporation of America Holdings, headquartered in Burlington, North Carolina, offers medical testing services through a national network of laboratories. The company's broad range of testing services are used by the medical profession for the diagnosis, monitoring and treatment of disease and other clinical states.

Lexmark International, Inc., headquartered in Lexington, Kentucky, develops, manufactures and supplies printing solutions and products, including laser and inkjet printers and associated supplies for the office and home markets.

The Lubrizol Corporation, headquartered in Wickliffe, Ohio, is a global fluid technology company that develops, produces and sells high-performance chemicals, systems and services for industry and transportation.

MetroPCS Communications, Inc., headquartered in Dallas, Texas, a wireless telecommunications carrier, offers wireless broadband personal communication services in the metropolitan areas of Atlanta, Dallas/Ft. Worth, Detroit, Miami, San Francisco, Sacramento, Tampa/Sarasota/Orlando and Los Angeles.

Micron Technology, Inc., headquartered in Boise, Idaho, designs, develops, makes and sells semiconductor memory products, personal computer systems and network servers.

Nalco Holding Co., headquartered in Naperville, Illinois, and its subsidiaries provide integrated water treatment and process improvement services, and chemicals and equipment programs for industrial and institutional applications worldwide.

Owens Corning Inc., headquartered in Toledo, Ohio, provides insulation, roofing, siding, basement and acoustic systems for building and remodeling, composites solutions and asphalt.

Polaris Industries Inc., headquartered in Medina, Minnesota, designs, engineers and makes snowmobiles, all-terrain vehicles, motorcycles and personal watercraft.

SanDisk Corporation, headquartered in Sunnyvale, California, designs, makes and sells solid-state data, image and audio storage products using proprietary high density flash memory and controller technologies.

The Scotts Miracle-Gro Company, headquartered in Marysville, Ohio, supplies consumer products for lawn and garden care, with a full range of products such as fertilizers, lawn food products, plant foods, soil and garden tools.

Teradyne, Inc., headquartered in Boston, Massachusetts, makes electronic test systems and software for use in the electronics industry, and backplane connection systems for the military/aerospace, telecommunications and computer industries.

Texas Instruments Incorporated, headquartered in Dallas, Texas, provides semiconductor products and designs and supplies digital signal processing and analog technologies. The company has worldwide manufacturing and sales operations.

Time Warner Telecom Inc., headquartered in Littleton, Colorado, is a fiber facilities-based local exchange carrier in selected metropolitan areas across the United States. The company offers a wide range of business telephony services, primarily to medium- and large-sized business customers and other carriers. The company's customers include telecommunications-intensive business end-users and long distance carriers.

The TJX Companies, Inc., headquartered in Framingham, Massachusetts, operates "T.J. Maxx," "Marshalls," "Winners Apparel," "HomeGoods" and "T.K. Maxx" stores in the United States, Canada and Europe selling off-price family apparel, accessories, domestics and giftware.

TRW Automotive Holdings Corp., headquartered in Cleveland, Ohio, designs, manufactures and sells products and systems in seven industry segments: occupant safety systems, chassis systems, automotive electronics, other automotive, space and electronics systems, information technology and aeronautical systems.

Tyson Foods, Inc. (Class A), headquartered in Springdale, Arkansas, produces, processes and markets a variety of food products consisting of value-enhanced chicken, fresh and frozen chicken, beef and pork products and prepared foods. The company also produces flour and corn tortillas, taco shells, and high-protein animal food ingredients. The company's products are marketed through its food service, wholesale membership clubs, retail and international divisions.

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UnitedHealth Group Incorporated, headquartered in Minnetonka, Minnesota, is aligned into four businesses which work together to provide customers with an integrated set of health and well-being products and services. These businesses include: Health Care Services; OptumHealth; Ingenix, and Prescription Solutions.

                 Value Line(R) Target 25 Strategy Stocks

Acme Packet, Inc., headquartered in Burlington, Massachusetts, provides session border controllers (SBCs) that enable service providers, enterprises, and contact centers to deliver interactive communications and data services across Internet protocol (IP) network borders in the United States, Canada and internationally.

Advance Auto Parts, Inc., headquartered in Roanoke, Virginia, is a specialty retailer of automotive parts, accessories and maintenance items to do-it-yourself customers in the United States, Puerto Rico and the Virgin Islands.

Alaska Air Group, Inc., headquartered in Seattle, Washington, a holding company, engages in airline passenger and mail services within Alaska and the Western United States.

Autoliv, Inc., headquartered in Stockholm, Sweden, is an automotive safety supplier that develops, markets and manufactures airbags, seat belts, safety electronics, steering wheels, anti-whiplash systems, seat components and child seats.

AutoZone, Inc., headquartered in Memphis, Tennessee, is a specialty retailer of automotive parts, chemicals and accessories, targeting the do-it-yourself customers. The company offers a variety of products, including new and remanufactured automotive hard parts, maintenance items and accessories.

Baidu, Inc. (ADR), headquartered in Beijing, China, provides Chinese language Internet search services primarily in the People's Republic of China and Japan.

The Boston Beer Company, Inc., headquartered in Boston, Massachusetts, produces malt beverages and hard cider products primarily in the United States.

Chipotle Mexican Grill, Inc., headquartered in Denver, Colorado, develops and operates fast-casual, fresh Mexican food restaurants in the United States and Canada.

Cirrus Logic, Inc., headquartered in Austin, Texas, manufactures integrated circuits for the personal computer, consumer and industrial markets. The company offers products and technologies for multimedia, wireless and wireline communications, magnetic hard disk and CD-ROM storage, and data acquisition applications.

Deckers Outdoor Corporation, headquartered in Goleta, California, engages in the design, production, and brand management of footwear for outdoor activities and casual lifestyle use.

Dollar Tree, Inc., headquartered in Chesapeake, Virginia, operates discount variety stores throughout the United States which offer merchandise at the $1 price point, including housewares, toys, seasonal goods, gifts, food, stationery, health and beauty aids, books, party goods, hardware and other consumer items.

Domino's Pizza, Inc., headquartered in Ann Arbor, Michigan, operates a network of company-owned and franchise Domino's Pizza stores, located throughout the United States and in other countries. The company also operates regional dough manufacturing and distribution centers in the contiguous United States and outside the United States.

Edwards Lifesciences Corporation, headquartered in Irvine, California, provides a comprehensive line of products and services designed to treat late-stage cardiovascular disease. The company designs, develops and manufactures heart valve repair products, monitoring devices, oxygenators and pharmaceuticals.

F5 Networks, Inc., headquartered in Seattle, Washington, engages in marketing, selling and servicing products that optimize the delivery of network-based applications, and availability of servers, data storage devices and other network resources.

Fossil, Inc., headquartered in Richardson, Texas, is engaged in the design, development, marketing and distribution of watches, fashion accessories, apparel and other products.

Herbalife Ltd., incorporated in the Cayman Islands and headquartered in Los Angeles, California, a network marketing company, sells weight management, nutritional supplement, energy and fitness, and personal care products worldwide.

Hill-Rom Holdings, Inc., headquartered in Batesville, Indiana, manufactures equipment for the healthcare industry in addition to providing wound care and pulmonary/trauma management services. The company produces hospital beds, mattresses, stretchers and furniture. In addition, the company provides hospital information technology systems, and offers wound, circulatory and pulmonary therapies.

Magna International Inc. (Class A), headquartered in Aurora, Ontario, Canada, is a global supplier of technologically advanced automotive components, systems and complete modules.

Page 46


Netflix Inc., headquartered in Los Gatos, California, is an online movie rental subscription service provider in the United States. The company provides its subscribers access to a library of movie, television and other filmed entertainment titles.

Power-One, Inc., headquartered in Camarillo, California, makes standard linear AC/DC products; low-range, mid-range and high-range power switchers; DC/DC converters; and custom products for select original equipment manufacturers to meet unique requirements in size, wattage or configuration. The company markets to both distributors and original equipment manufacturers (OEMs) in the communications, automatic test equipment, medical equipment, industrial and other electronic equipment industries.

priceline.com Incorporated, headquartered in Norwalk, Connecticut, is the provider of an e-commerce pricing system, known as a demand collection system, which enables consumers to use the Internet to save money on a range of products and services, while enabling sellers to generate incremental revenue.

Quaker Chemical Corporation, headquartered in Conshohocken,
Pennsylvania, develops, produces and markets a range of formulated chemical specialty products for various heavy industrial and manufacturing applications. The company also offers and markets chemical management services.

SanDisk Corporation, headquartered in Sunnyvale, California, designs, makes and sells solid-state data, image and audio storage products using proprietary high density flash memory and controller technologies.

Tractor Supply Company, headquartered in Nashville, Tennessee, is an operator of retail farm and ranch stores in the United States.

Valassis Communications, Inc., headquartered in Livonia, Michigan, is a print media company in the field of sales promotion, generating most of its revenues by printing and publishing cents-off coupons and other consumer purchase incentives primarily for package goods manufacturers.

We have obtained the foregoing company descriptions from third-party sources we deem reliable.

Page 47